     As filed with the Securities and Exchange Commission on March 14, 2001
                                                    Registration No. 333-_____
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                       FORM SB-2 REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933 OF


                                 MIRENCO, INC.

            (Exact name of registrant as specified in its charter)


Iowa                               3714                            336322                     39-1878581
----                               ----                            ------                     ----------
(State or Other             (Primary Standard                  (North American               (IRS Employer
Jurisdiction of         Industrial Classification          Industry Classification          Identification
Incorporation or             ("SIC") Number)               Number System ("NAICS")          ("EIN") Number)
Organization)                                                      Number)

                          ___________________________

                          206 May Street, PO Box 343
                             Radcliffe, Iowa 50230
                                (800) 423-9903
                  (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

       ________________________________________________________________

                                   Copy To:

                             Carl N. Duncan, Esq.
                           Duncan, Blum & Associates
                             5718 Tanglewood Drive
                           Bethesda, Maryland 20817
                                (301) 263-0200

       Approximate date of commencement of proposed sale to the public:
            As soon as practicable after the effective date of the
                            Registration Statement

 If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
                      1933, check the following box: [x].

                         CALCULATION OF REGISTRATION FEE

==========================================================================================================================

  Title of Each Class
  of Securities to be       Amount to be        Proposed Maximum Offering      Proposed Maximum           Amount of
      Registered         Registered /(1)(2)/    Price per Share /(1)(2)/          Aggregate             Registration
                                                                                Offering Price              Fee
--------------------------------------------------------------------------------------------------------------------------
Shares of Common            2,154,684
        Stock                Shares                       $5.00                   $10,773,420              $2,693.36
==========================================================================================================================

     (1) The shares of common stock which may be offered from time to time by the selling shareholders pursuant to this registration statement consist of (a) up to 1,508,908 shares issued in conjunction with our Iowa-Only Offering offered exclusively to residents of Iowa; (b) up to 267,916 shares that may be issuable pursuant to the exercise of warrants issued or to be issued pursuant to warrant agreements entered into on June 15, 1999; (c) and up to 377,860 shares that may be issuable pursuant to the exercise of options or warrants issued or to be issued pursuant to agreements entered into on December 31, 1998; June 15, 1999; December 31, 1999; March 31, 2000 and March 31, 2001. This
          registration statement includes additional shares of common stock in the event the actual number of shares issued under the Iowa-Only Offering exceeds our estimates at the time of filing.

     (2) Estimated solely for the purpose of computing the amount of the registration fee based on the $5.00 per Share price of our common stock sold in our Iowa-Only Offering.

__________________

APPROXIMATE DATE OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of the Registration Statement and up to nine (9) months thereafter or until such earlier time that all the shares registered hereunder have been sold.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act Registration Statement number of the earlier effective registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file an amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8 (a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

sold or may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Preliminary Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sales of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

      Subject to Completion -- Preliminary Prospectus Dated APRIL , 2001

                                  PROSPECTUS

         Secondary Offering of Up to 2,154,684 Shares of Common Stock

                                  MIRENCO, INC.

              Mirenco, Inc., a development stage company incorporated in the state of Iowa, is engaged in the business of developing and marketing technologically advanced products for internal combustion engines that both improve fuel efficiency and/or reduce environmental emissions. Our principal executive offices are located at 206 May Street, Radcliffe, Iowa 50230, and our telephone number is (800) 423-9903.

              Unless earlier terminated, the offering period will be up to nine
         (9) months from the date hereof. The selling shareholders that we identify in this prospectus are offering up to 2,154,684 shares of our common stock. See also "Selling Shareholders," "Plan of Distribution" and "Risk Factors."

              These shares are being offered by the selling shareholders identified on page 12 of this prospectus in the section entitled "Selling Shareholders." The selling shareholders may sell these shares from time to time:

                 .     on the NASDAQ SmallCap Market or NASD Over-the-Counter
                       Bulletin Board;
                 .     in transactions directly with market makers; or
                 .     in privately negotiated transactions.

         We will not receive any portion of the proceeds from the sale of these shares.

              During this Offering Period, shares will be offered at the then prevailing price for the shares. Concurrent with the date of this prospectus, the shares will be qualified for quotation on the NASDAQ Small Cap Market.

              These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

              No person is authorized to give any information not contained in the prospectus in connection with this offering and, if given or made, such information or representation must not be relied upon as having been authorized. This prospectus does not constitute an offer by any person within any jurisdiction to any person to whom such offer would be unlawful.

         These are speculative securities. See "Risk Factors" for certain factors that should be considered by prospective investors.

              Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of Mirenco since such date or, in the case of information incorporated herein or therein by reference, the date of filing with the Securities and Exchange Commission.

              Until May ___, 2001 (25 days after the date hereof), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a current copy of this prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                The date of this Prospectus is April ___, 2001.

                               TABLE OF CONTENTS


Descriptive Title                                                         Page
PROSPECTUS SUMMARY.......................................................    4
SUMMARY FINANCIAL DATA...................................................    5
PRO FORMA FINANCIAL INFORMATION..........................................    5
RESCISSION OFFER.........................................................    6
RISK FACTORS.............................................................    7
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................   11
FIDUCIARY RESPONSIBILITY OF THE COMPANY'S MANAGMENT......................   12
SELLING SHAREHOLDERS.....................................................   13
APPLICATION OF PROCEEDS..................................................   14
CAPITALIZATION...........................................................   14
DESCRIPTION OF BUSINESS..................................................   14
SELECTED FINANCIAL DATA..................................................   27
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
 AND RESULTS OF OPERATIONS...............................................   28
CONCURRENT PUBLIC MARKET AND DIVIDEND POLICY.............................   32
DESCRIPTION OF CAPITAL STOCK.............................................   32
PLAN OF DISTRIBUTION.....................................................   33
ERISA CONSIDERATIONS.....................................................   34
LEGAL MATTERS............................................................   34
EXPERTS..................................................................   34
AVAILABLE INFORMATION....................................................   34
APPENDIX I (FINANCIAL STATEMENTS)........................................  I-1
APPENDIX II (SELLING SHAREHOLDER INFORMATION)............................ II-1




         Potential investors are advised that an investment in our shares is subject to the following considerations, among others:

             [_] Investment in shares can be speculative and volatile and involve significant risks, including those discussed in "Risk Factors" and "Certain Related Party Transactions."

             [_] We have not had significant prior operations and market acceptance may be beyond the control of management.

             [_] Certain conflicts of interest exist in our management. See also "Conflicts of Interest."

             [_] Our success is dependent on our management. See also "The Company -- Management" and "Risk Factors -- Reliance on Management."

                  Following the conclusion of each fiscal year, shareholders will receive our annual report, including a balance sheet, statements of operations, cash flows and changes in shareholders' equity and related footnotes. The financial statements contained in the annual report will be audited by our independent certified public accountants. Unaudited quarterly reports on operations also will be distributed to shareholders or made available through e-mail and/or the Internet.

                   [Balance of page left intentionally blank.]

                              PROSPECTUS SUMMARY

         The following summary is intended to be an accurate overview of the significant aspects of this offering. More detailed information and financial statements are available elsewhere in this prospectus. All references in this prospectus to shares are as of December 31, 2000, unless otherwise specified.

                                  The Company

         Incorporated on February 21, 1997 in Iowa, we develop and market technologically advanced products for internal combustion engines that improve fuel efficiency and/or reduce environmental emissions. Our primary products are DriverMax(R) and DriverMax(R) Software as well as HydroFire(R) Injection, Fluid and Lubricant. We believe we will be the first to provide a product that incorporates Global Positioning System technology to reduce emissions while improving fuel mileage.

                          Overview of the Prospectus

         Up to 2,154,684 shares are being offered by our listed selling shareholders at the then prevailing market price during this Offering Period. The up to 2,154,684 shares being offered are comprised of:

1. 1,508,908 shares issued in conjunction with our direct self-underwritten public offering, the Iowa-Only Offering, offered exclusively to residents of Iowa;
2. 267,916 shares that may be issuable pursuant to the exercise of warrants issued pursuant to warrant agreements entered into on June 15, 1999; and
3. up to 377,860 shares that may be issuable pursuant to the exercise of options or warrants issued or to be issued pursuant to agreements entered into on December 31, 1998; June 15, 1999; December 31, 1999; March 31, 2000; and March 31, 2001.

         The Iowa-Only Offering shares were subject to a rescission offer dated January 26, 2001 and which terminated on February 26, 2001 resulting in a rescission of 52,340 shares, 3.4% of the original Iowa-Only Offering Shares issued. Since we believe acceptance of the Rescission Offer eliminates any damages element, the potential post-rescission financial impact is highly speculative and, in any event, is not expected to have a material adverse impact on our operations. One of the purposes of this offering is to include in Selling Shareholders the Iowa-Only Offering Shareholders (see (1) above) whose shares are restricted until registered for resale pursuant to this prospectus. The warrant agreements dated June 15, 1999 were part of a unit offer purchased by existing shareholders in connection with private placement sales of our common stock in May and June 1999. We granted the other warrants and options to employees and consultants in connection with work performed or to be performed by the warrant and option holders. We intend by this prospectus to register the common shares underlieing the options and warrants. We do not intend to register the options and warrants separately.

         This offering period begins on the date of this prospectus and may continue for up to nine months thereafter, unless earlier terminated or extended.

         An investment in the shares being sold by the Selling Shareholders involves substantial risks due in part to the costs which we will incur and the highly speculative nature of our business.

                              Rescission Summary

         From July 30, 1999 and continuing through July 30, 2000, we sold 1,561,248 shares at $5.00 per share to Iowa-only residents in a self underwritten, intrastate direct public offering. We claimed the exemption from registration in this intra-state offering provided by Section 3(a) (11) of the Securities Act of 1933. We noted that the shares were part of an issue registered, offered and sold only to residents of Iowa; we are incorporated in Iowa; and we do business within Iowa. Nonetheless, certain of our "Iowa-Only Offering Shares" were resold by Iowa residents to non-Iowa residents before "coming to rest" under ss.3(a)(11) and/or Rule 147's nine month standard. As a result, we voluntarily elected to rescind the Iowa-Only Offering which resulted in the refund of $261,700 for 52,340 shares returned and canceled, incurring total interest expense of $14,990. The rescission offer was available only to Iowa-Only Offering Shareholders.

                        Risks and Conflicts of Interest

         An investment in the shares involves substantial risks, due in part to the costs which we will incur and the highly speculative nature of our business. Risks and conflicts of interest inherent in investing in our shares are discussed respectively under "Risk Factors" and "Certain Relationships and Related Transactions."

                            SUMMARY FINANCIAL DATA

         Following the conclusion of each fiscal year, shareholders will receive our annual report, including a balance sheet, statements of operations, cash flows and changes in stockholders' equity and related footnotes. The financial statements contained in the annual report will be audited by our independent certified public accountants. Unaudited quarterly reports on operations also will be distributed to shareholders or made available through e-mail and/or the Internet.

         We derived the Summary Financial Information from audited financial statements included elsewhere in this prospectus. This information reflects the operations of Mirenco for its limited operating history as of and for the years ended December 31, 2000 and 1999, and from February 21, 1997 (inception) to December 31, 2000. This information should be read in conjunction with the financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."


                                                            Period from
                                                           February 21,
                              Year ended     Year ended        1997
                             December 31,     December    (inception) to
                                 2000         31, 1999     December 31,
                                                               2000
                            --------------- ------------- ----------------
    Current assets          $ 5,995,283       $  934,405    $   (*)
    Noncurrent assets           669,165           28,473        (*)
    Current liabilities          69,910          126,849        (*)
    Gross revenues              110,128          195,295        357,573
    Gross profit (loss)         (64,161)          51,133        (29,585)
    Loss from
      operations             (1,057,328)        (536,850)    (3,895,762)
    Net loss                   (846,143)        (524,499)    (3,657,946)
    Loss per share                (0.07)           (0.05)

----------------
(*) If information is not included elsewhere in this prospectus, it is also not disclosed in the table.

                        PRO FORMA FINANCIAL INFORMATION

         Pro forma financial information has not been presented since no significant business combination has occurred or is probable and, even where possible or remote, there have been only limited historical operations. Furthermore, there have been only minimal revenues since our inception (approximately 48 months). Consequently, pro forma information would serve no useful purpose. In addition, summary financial data is provided in "Selected Financial Data."

                   [Balance of page intentionally left blank.]

                               RESCISSION OFFER

Background Information

        From July 30, 1999 and continuing through July 30, 2000, we sold 1,561,248 shares at $5.00 per share to Iowa-only residents in a self-underwritten, intrastate direct public offering. At the time of issuance of the Iowa-Only Shares, we registered the pertinent shares with Iowa but did not register simultaneously with the U.S. Securities and Exchange Commission. Instead, we claimed the exemption from federal registration requirements pursuant to Section 3(a)(11) of the Securities Act of 1933 based on the shares being part of an issue registered, offered and sold only to residents of Iowa; we are incorporated in Iowa; and we are doing business within Iowa.

        Certain Iowa-Only Offering Shares were resold by Iowa residents to non-Iowa residents before conclusion of the "coming to rest" provisions under the 1933 Act's Section 3(a)(11) and/or Rule 147's nine month standard. Accordingly, we elected to rescind the earlier Iowa-Only Offering. Under federal securities laws, our failure to register the Iowa-Only Offering Shares with the SEC exposed us to potential liability under the 1933 Act. Because we failed to prohibit resales by Iowa-Only Offering Shareholders to non-Iowa residents and did not, as a result, previously register the sale of the Iowa-Only Offering Shares under
Section 5 of the Securities Act of 1933, we were liable to our Iowa-Only Offering Shareholders under Section 12(1) of the 1933 Act. Specifically, holders of the Iowa-Only Offering Shares had the right to choose to recover the price paid for their outstanding shares, plus interest. We believe the amount of the cash offered was identical to the amount we would be required to pay in damages in an action for rescission, exclusive of attorney's fees, under federal securities laws. As a practical matter, because of our potential liability stemming from prospective future rescissions by our Iowa-Only Offering Shareholders, we chose to immediately accelerate the obligations that already existed under pertinent securities requirements.

Results of the Rescission Offer

        Our rescission offer was made effective on January 26, 2001 and terminated, thirty days later, on February 26, 2001. The net effect of the Rescission Offer was to refund $261,700 dollars at $5 per share, 52,340 shares, 3.4% of the original $7,806,240 invested in the Iowa-Only Offering. Only 70 of the original 4,324 Iowa-Only Offering Shareholders accepted the Rescission Offer to have their investment rescinded. We also incurred $14,990 in interest expense, at an annualized 8% interest rate.

Legal Effect of the Rescission Offer

        For the reasons outlined below, our potential violation of federal securities laws resulting from our previous offer and sale of the Iowa-Only Offering Shares have been mitigated with respect to those shareholders who accept the Rescission Offer and return their outstanding shares for cash plus applicable interest. While we may continue to be liable to Iowa-Only Offering Shareholders for a period of up to one year after discovery of the violations upon which a claim by an Iowa-Only Offering Shareholder may be based, our counsel and we believe, however, that acceptance of the Rescission Offer, and receipt by the Iowa-Only Offering Shareholders of the cash consideration to be paid for each person's outstanding Iowa-Only Offering Shares, had have the effect of mitigating federal liability to that Iowa-Only Offering Shareholder because the damages element of any claim will be eliminated. This is especially true because we believe the Iowa-Only Offering (and any resales) was not violative of state law, including Iowa where the sales were originally made.

        If the affirmative rejection or failure to respond to the Rescission Offer does not act as a release of claims, eligible Iowa-Only Offering Shareholders who have rejected or failed to respond to the Rescission Offer would retain any rights of claims they may have under federal securities laws. Any subsequent claims by an Iowa-Only Offering Shareholder would be subject to any defenses we may have, including estopple and/or the running of the statute of limitations, not more than one year after the date of this prospectus. Specifically, under the principle of estoppel, the person bringing a claim must carry the burden of proof of why he or she took no action under the rescission offer and/or how he or she may have been injured.

        Although the Iowa-Only Offering was violative of federal securities laws as described above, our counsel and we believe the Iowa-Only Offering violated the securities laws neither of Iowa (where the offering was made) nor the states where resales were subsequently made. The Iowa sales did not violate Iowa law (and in fact, were fully registered there); accordingly, our counsel advises us that later resales by Iowa residents to non-Iowa residents did not thereby become violative of local laws where the resales later occurred. In fact, in many instances, the "resales" could more accurately be characterized as gifts to family members. We categorically state that any such resales were not made, directly or indirectly, for the benefit of Mirenco or any underwriter or dealer.

                                 RISK FACTORS

Prospective investors should carefully consider the following factors, in addition to the other information contained in this prospectus, before purchasing the shares offered hereby. In addition to the enumerated risks, businesses are often subject to risks not foreseen by management. This is especially true for development stage companies. In reviewing the prospectus, potential investors should keep in mind that other possible risks could affect us and their investments therein, including normal business risks and several economic conditions which are not within our control.

Risks Associated with Our Business

1. We may be forced to expend funds if legal actions are brought by Iowa-Only Offering Shareholders for alleged prior violations of pertinent securities laws. Iowa-Only Offering Shareholders who did not respond to the rescission offer or even affirmatively rejected the Rescission Offer may still attempt to assert claims against us relating to noncompliance with applicable securities laws. We believe we have adequate defenses especially in view of the completion of the Rescission Offer. However, we cannot predict with certainty that those claims will be barred by the Rescission Offer. This is because the legal effect of a given rescission offer is not certain and there are different factual variables. To the extent any claims are brought and result in judgments for damages, our business, financial condition and results of operations could all be adversely affected. Even if we are successful in defending any possible claims under applicable securities laws, their mere assertion could result in potentially costly litigation and significant diversions of effort by management. At this point, we cannot quantify the dollar amount of the exposure to such litigation.

2. We are a development stage company with a limited operating history and net losses to date. We are a development stage company and have only a limited history of operations, which limits our ability to predict the effect of future events and how management will respond. Our operations commenced shortly after our inception on February 21, 1997. From inception through December 31, 2000, we have experienced net losses and have an accumulated deficit of $3,657,946. It is uncertain whether our range of emission control and increased fuel economy products will produce significant sales or that we will ever become profitable. We therefore expect to continue to incur net losses until we can produce sufficient sales to cover our expenses.

3. We depend on our intellectual property and any failure to protect that intellectual property could adversely affect our ability to meet future expectations. Failure to protect our existing intellectual property rights may result in the loss of our exclusivity and thus could reduce our sales potential. We rely on patent and trademark law to protect our intellectual property but we may be forced to rely upon common-law protection with respect to our trade secrets and other proprietary matters. In the absence of further patent protection beyond our contractual rights, we may be vulnerable to competitors who attempt to copy our products or methods. Consequently, it may be extremely difficult for us to enforce our proprietary rights and thereby prevent competitors from selling or otherwise infringing on our products. At this time our patents, which expire between 2007 and 2011, have an average remaining life of approximately 9 years. Outside the U.S., Canada, and Mexico, effective patent and trademark protection may not be applied for or may be limited or costly. We acquired our patents approximately one year ago through contractual agreement with American Technologies, LLC, an affiliated company controlled by Dwayne Fosseen, buying the exclusive licensing and distribution rights to five products developed by American Technologies: DriverMax(R), DriverMax(R) Software, HydroFire(R) Injection, HydroFire(R) Fluid and HydroFire(R) Lubricant. We believe that we have obtained all rights necessary to market our products and services without infringement on rights or patents. We seek to achieve profitability through aggressive promotion and marketing of our patents and by developing customer relationships, which could provide a contractual basis for profits irrespective of proprietary infringements.

4. Our products could be deemed subject to regulatory standards which could adversely impact sales. We believe our products to be "retrofit devices," as defined under EPA regulations, which generally classify our products as external modifications made to the vehicle after manufacturing and not affecting the federal certified combustion process. We are, however, subject to the regulatory risk that the EPA may construe distribution of the products to be also governed by "fuel additive" regulations which generally classify products that affect the federally certified combustion process. These more stringent regulations sometimes require scientific testing for both acute and chronic toxicity. This testing is not required for approval of pollution control products deemed to be "retrofit devices."

   The Clean Air Act of 1990 mandates annual emission testing for every vehicle located in many of the one hundred fourteen Environmental Protection Agency-designated "Non-Attainment Areas" throughout the United States. A non-attainment area is a locality where air pollution levels persistently exceed national ambient air quality standards. The EPA has, in some instances, however, granted or permitted certain waivers or time extensions for compliance with these air quality standards. Similar mandates are required in cities in Mexico and Canada. Therefore, a significant market is generally available for products that reduce emissions and increase operating efficiency. However, the future of this market is uncertain and environmental laws could change. Further, a decline in the aggressive enforcement of prevailing regulations could severely impact our sales and, therefore, our cash flow and profitability.

5. Our dependence on outside entities to produce our inventory could delay availability. We are dependent upon numerous outside entities and market conditions for our revenues. I.C.E. Corporation, a Federal Aviation Authority certified electronic manufacturing company in Manhattan, Kansas, has been contracted to produce our DriverMax(R)and possibly other electronic products, which we distribute. While all materials required to manufacture and assemble our product line are readily available and are shelf items, we are reliant on I.C.E. Corp. to provide electronic product quality protection for our products, sales of which generated revenues for us during our early stage product distribution. Nonperformance by, or poor service from, I.C.E. Corp. could have a damaging effect on our relationships with our customers. There is a possibility the prices of materials and labor might increase and that operations or deliveries may be delayed if shortages occur. Unavailability of or delay in obtaining our products from I.C.E Corp., among other factors, may delay our receipt of income for significant periods.

6. We are developing a new market where market acceptance is not fully known. Because the market for our products and services is new and evolving, it is difficult to predict the size and future growth rate, if any, of this market. While it is known that the retrofit, automotive aftermarket, and automotive original equipment manufacturers industries are large and growing, it is unknown whether the market for our products and services will continue to develop or become sustainable. We believe that establishing and maintaining brand identity of our products is a critical aspect for attracting and expanding our targeted market audience and that the importance of brand recognition will increase. Promotion and enhancement of our brands will depend largely on our success in continuing to provide high-quality products and services. Our success will be largely dependent upon marketing and upon the quantity of customers who purchase our products or license rights to our patents. It is uncertain whether there is a broad market for our products or that one will ever exist. Therefore, the market potential for our products must be deemed less than certain. It is anticipated the market will be highly sensitive to many features exhibited by our products, including our retail price, quantity discounts, replacement or recharge costs, fuel savings, emission reduction percentages, engine wear characteristics, establishment and enforcement of local regulatory mandates and length of time required to achieve measurable results.

7. Changes in general market conditions could more significantly disrupt a new venture. Fuel prices fluctuate and extraordinary variations therein could have a detrimental effect on our business. Customer purchase decisions may also be based on an increase or decrease in the cost of regulatory compliance, prevailing interest rates, vehicle maintenance costs, or other market conditions. We have no ability to influence market conditions that may affect the decisions of our customers. Unfavorable taxation policies, import tariffs, or other regulations imposed by federal and state governments that affect the overall business climate could adversely affect our product sales. Any future tax increases or new government regulations levied on our products could severely affect our operations.

8. We currently face and will continue to face competition which may become more significant in our attempt to establish our brand. Both the retrofit industry and the automotive original equipment manufacturers industry are, and can be expected to remain, intensely competitive with respect to price, service, location and professionalism. Intense competition could materially and adversely affect our ability to achieve profitability. We will compete with other companies that have greater brand recognition, greater resources, and broader distribution capabilities than we have. It is also likely other competitors will emerge in the future, both foreign and domestic. We believe we offer products that are more effective, convenient, and economically preferable than our competitors' products. We will seek to establish a position of market leadership and brand recognition through aggressively marketing these differences. However, our competitors may introduce more competitive products or techniques. Although we believe we will compete successfully, we may not be able to maintain a high level of name recognition and prestige within the marketplace. Our inability to compete within the industry or maintain a high-quality spectrum of products may adversely affect an investment in the company.

9. Technological change may make our products obsolete. The market for our products and services is characterized by rapid technological developments, frequent new-product introductions, and evolving industry standards. The emerging character of these products and services and their rapid evolution will require us to effectively use leading technologies; continue to develop our technological expertise; enhance our current products and services; and continue to improve performance, features, and reliability. We may not be successful in responding quickly, cost-effectively, and sufficiently to these or similar developments. In addition, the widespread adoption of new Internet technologies or standards could require us to make substantial expenditures to modify or adapt our products and services. A failure by us to respond rapidly to technological developments could have a material adverse effect on our business, results of operations and financial condition.

10. We are dependent on certain key personnel, and our future success may depend on our ability to retain and recruit other management and technical personnel. Currently, we are wholly dependent on the personal efforts and abilities of certain key members of our current management staff. In addition, we may be required to retain the services of other qualified individuals. The market for individuals possessing the qualifications we require is competitive, and it is difficult to attract and retain personnel. Our business and operations may be adversely affected if relationships with certain of our key personnel were to be severed. We maintain key-man life insurance of $1,000,000 on Mr. Fosseen. We intend to carry key-man life insurance on other personnel as well. We have entered into employment agreements with each of Messrs. Fosseen, Relick, Allison and Jolley. These employment agreements contain noncompete provisions; however, we may not be able to retain these employees or prevent them from competing with Mirenco in the event of their departure. Moreover, because of the technological nature of our business, we are dependent upon our ability to attract and retain technologically qualified personnel. There is significant competition for technologically qualified personnel in the geographical area of our business, and we may not be successful in recruiting and retaining qualified personnel. Our inability to retain personnel may adversely affect the business.

11. While our management team has general business experience, it has limited experience managing full-scale production and sales of our product line. Members of management have significant experience and expertise in their prior work background. However, it is unknown how these individuals will perform until the product is accessible to the customer and the management team is tested. Further, investors will have no right or power to take part in or direct the management of Mirenco. Thus, purchasers of the shares offered hereby will be entrusting the funds to our management, upon whose judgment the investors must depend, with only limited information concerning management's specific intentions and limited experience in this field. Accordingly, no investor should purchase shares unless an investor is willing to entrust all aspects of management, including the selection of businesses and/or officers and/or directors.

12. Management and ownership of Mirenco is controlled by our Officers and Directors and the interests of a related party may be adverse to the interests of Mirenco. Prior to the offering, individual officers, directors, and shareholders owning more than 10% owned in the aggregate 73.7% of the shares. As of the date of this prospectus, one member of our current management team, Dwayne L. Fosseen, controls 68.2% of the issued common stock of Mirenco. Consequently, the principal shareholders may be able to effectively control the affairs of Mirenco and the outcome on all matters submitted for a vote to our shareholders, including the election of a majority of our directors. Specifically, at least initially, the principal shareholders will be able to elect all of our directors. Control by the principal shareholders may have the effect of discouraging certain transactions involving an actual or potential change of control of Mirenco, including transactions in which holders of shares might otherwise receive a premium for their shares over then current market prices.

Risks Associated with Our Common Stock

13. Possible adverse impact in the level of trading activity if deemed a penny stock. Penny stock status relates to low-priced securities regulations which take effect when the price of a company's shares are, or fall below, $5.00 per share. These regulations require, among other standards, broker-dealers to disclose the risk associated with buying penny stocks and to disclose their compensation for selling the shares. If the penny stock or similar regulations apply in the future, they could have the effect of reducing the level of trading activity in the secondary market for our shares and make it more difficult for investors to sell their shares in our company. As of the date of the prospectus, our shares are not deemed to constitute so-called penny stock. If the shares are not listed on a national exchange, or if we cannot attract a market maker following and the price of our shares falls below the so-called penny stock, low-priced securities regulations could affect the sale of the shares by decreasing liquidity.

14. There is no assurance of a public market. There currently is no public market for Mirenco's shares. We do expect to list our shares on the NASD Bulletin Board or NASDAQ Small Cap Market. It is uncertain in the future, even if the shares are listed on a national or regional exchange or a proprietary reporting system, whether broker-dealers will want to continue making a market for the shares. Continuing to be a publicly traded company requires us to enlist broker-dealers to serve as market makers. After becoming a market maker, the broker-dealer may discontinue related activities at any time, without notice.

    Liquidity of the trading market for the shares or even that an active public market will develop is uncertain. If an active public market does not develop or is not maintained, the market price and liquidity of the shares may be adversely affected. Consequently, holders of shares acquired pursuant to this offering may not be able to immediately liquidate their investment, and the shares may not be readily accepted as collateral for a loan. Accordingly, prospective investors should consider the purchase of shares only as a long-term investment.

15. Future sales of our common stock could adversely affect our stock price. As of March 31, 2001, we have 11,697,779 shares of our common stock issued and outstanding and 1,508,908 shares of common stock subject to rescission offer issued and outstanding, out of a total of 30 million authorized shares. Shares were issued to the current shareholders at differing times between our inception and this date. As is true for other companies contemplating significant growth, we expect to require additional financing in due course. Additional financing may not be available to us if and when required or on terms acceptable to us. If we issue any additional securities, the proportionate ownership and voting power of the other shareholders would be reduced. Further, any new issuance of shares may result in a change of control of Mirenco. Moreover, any currently undesignated shares of Mirenco may be issued without shareholder consent in a manner and with terms, provisions and rights which would make a takeover of Mirenco more difficult and therefore less likely. Further, additional financing, if available, might result in substantial dilution of the equity interests of existing shareholders. Potential investors should be aware any issuance of additional shares may result in a reduction of the book value per share or the market price or economic value, if any, of the outstanding shares. Moreover, shares held by the principal shareholders, as well as other directors, officers or 10% shareholders, have been owned beneficially for more than one year by existing shareholders and may now be sold in the market pursuant to Rule 144 with regard to sales by affiliates after at least one year has passed from the date of their purchase. Sales of substantial amounts of shares in the public market, or the perception that these sales could occur, could depress prevailing market prices for the shares. Public market sales may also make it more difficult for Mirenco to sell equity securities or equity-related securities in the future at a time and price which it deems appropriate.

16. Trading activity in our common stock could be volatile. Our business is expected to change rapidly, which could cause our quarterly operating results to vary and our stock price to fluctuate. The price at which shares may be purchased or sold may be subject to extreme fluctuations resulting from many factors, including actual or anticipated fluctuations in our operating results, selection of new products, execution of new contracts, general market conditions or other factors. Our quarterly operating results may vary significantly in the future, depending upon a number of factors, including timing of new announcements and customer subscriptions. The sales cycle could be lengthy and subject to a number of significant risks over which we have little or no control, including customers' budgetary constraints and general economic conditions. Due to the foregoing factors, quarterly revenue is difficult to forecast. Additionally, if quarterly revenue levels are below expectations, operating results are likely to be materially adversely affected. In particular, net income, if any, may be disproportionately affected by a reduction in revenue, because only small portions of our expenses vary with revenue.

17. The offering price has been arbitrarily determined and your investment will be immediately diluted. The price of the shares offered currently to investors has been arbitrarily determined by our management together with our advisors. Among the factors considered in determining the price of the shares were current market conditions, overhead requirements, securities standards, certain research and development requirements, and general product sales and revenue projections perceived by management as achievable or necessary by Mirenco. There are no relationships whatsoever between the price of the shares and our assets, earnings, book value or any other objective criteria of value.

    Current purchasers of the shares will also experience an immediate and substantial dilution of their investment in the Company since the net tangible book value per share after this offering will be less than the per share offering price.

18. Mirenco has not paid dividends and has no current plans to pay dividends. Dividends, if any, to shareholders are at the discretion of the Board of Directors. We have never paid any cash distributions and intend for the foreseeable future to retain any earnings to finance the growth of our business. Dividend policy will be determined by Mirenco's Board of Directors based upon consideration of Mirenco's earnings, if any, its future capital needs, and other relevant factors. To conserve funds for our contemplated activities, the Board of Directors currently does not intend to pay dividends. In fact, we anticipate that, for the foreseeable future, we will continue to retain any earnings for use in the continuing operations of our business. Moreover, we may be restricted from paying dividends to our shareholders under any future credit or other financing agreements.

19. Forward-looking statements. We make statements in this prospectus and in the documents we will file with the SEC that are considered "forward-looking statements" within the meaning of the 1933 Act and the Securities Exchange Act of 1934. Sometimes these statements contain words like "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar words or expressions. These statements are not guarantees of our future performance and are subject to risks, uncertainties and other factors that could cause our actual performance or achievements to be materially different from those we project.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Because of certain statutory and case law relating to broad discretion granted management of a company, typically directors and officers of a corporation are indemnified by and have limited monetary liability to its shareholders. Failure of management to satisfy its fiduciary responsibility to shareholders could subject management to certain claims. The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for shares. Prospective investors should also see the disclaimer at the end of the following discussion regarding certain specific transactions and "Fiduciary Responsibility of the Company's Management" and "Description of Capital Stock."

         American Technologies and Fosseen Manufacturing & Development, Inc. share common shareholders with us. Specifically, our founder and principal shareholder, Dwayne Fosseen, owns 49.9% of American Technologies and 100% of Fosseen Manufacturing. Jerrold Handsaker and Don Williams, directors of the Company, own 2.4% combined of American Technologies.

         Effective April 30, 1999, through contractual agreement with American Technologies, we have acquired patents and trademarks, the exclusive licensing and distribution rights to the patents, and all rights to the characteristics, anticipated results, and regulatory compliance, for five products developed by American Technologies. These five products are DriverMax(R), DriverMax(R) Software, HydroFire(R) Injection, HydroFire(R) Fluid and HydroFire(R) Lubricant. Under terms of the agreement, we owed an initial purchase price of $250,000 to American Technologies shareholders and will pay royalties of 3% of gross sales for twenty years from sales of the related patents and products. See also the discussion under the heading "Patents and Trademarks." Our purchase of the patents was done to reduce any potential conflicts, especially in the future. Nonetheless, Mr. Fosseen will have a continuing interest in American Technologies and Fosseen Manufacturing and, to that degree, may have a conflict of interest relative to Mirenco shareholders.

         As part of a negotiated termination agreement originally among American Technologies, Mirenco and J. Richard Relick, a director and former distributor for Mirenco, Mr. Relick will be paid ten percent of the royalties received by American Technologies from Mirenco, not to exceed a cumulative $800,000. These royalty payments are an obligation of American Technologies.

         Moreover, we do not currently own any real estate for the running of our business. However, we have executed a one-year lease with Fosseen Manufacturing requiring monthly payments of $1,200 for the use of 2,400 square feet of facilities for our offices and operations. Upon completion of the contemplated distribution center, the lease will be terminated and all employees will be housed in a combination 21,600 square foot office, warehouse and distribution facility. Dwayne Fosseen, Mirenco's principal shareholder, owns, and will continue to own, the 1.2 acres of land for the construction, located in Radcliffe, Iowa. Effective November 14, 2000, we began leasing the land owned by Mr. Fosseen on a perpetual term at zero monthly rent. Our Board of Directors unanimously approved the lease. Mr. Fosseen recused himself from the vote. The intent of the lease is to protect the Company's assets in the event of unforeseen litigation based on future operations. In the unlikely event we declare bankruptcy or otherwise default on the lease, the lease may be terminated and we must vacate the property. We also have a buyout option in the event of the decease of Mr. Fosseen, at the then fair market value of the undeveloped land.

         While it is not expected to undermine professional representation or have any other adverse consequence, our securities counsel, Duncan, Blum & Associates, is being paid for services rendered through significantly reduced cash compensation and the issuance of warrants to exercise the purchase of 30,000 shares in Mirenco at an exercise price of $0.01, over a term ending March 31, 2003.

         In each of these instances, we believe, as does Mr. Fosseen, the agreements involved are on terms no less competitive than those available through unaffiliated third parties, if not more advantageous. To that end, we, with Mr. Fosseen's active support, have instituted the policies enumerated in the paragraph following.

         While we may enter into transactions with affiliates in the future, these transactions, if any, will be entered only at prices and on terms no less favorable to us than transactions with independent third parties. In that context, we will require any director or officer who has a pecuniary interest in a matter being considered to recuse themselves from any negotiations. The Company's Articles of Incorporation, as amended, provide that any related party contract or transaction must be authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein; or the transaction must be fair and reasonable to the Company. In any event, any debt instruments of the company in the future are expected generally to prohibit us from entering into any affiliate transaction on other than arm's-length terms. In addition, a majority of the Board is, and must continue to be, neither an officer nor a person with a pecuniary interest, other than as a shareholder or director, in any transactions with us. In turn, commencing immediately, a majority of the independent Board of Directors members, defined as having no pecuniary interest in the transaction under consideration, will be required to approve all matters involving interested parties. It is expected that additional independent director(s) will be added to the Board. Moreover, an independent stock transfer agent has been appointed to assure proper issuance of stock to shareholders.

         At the current time, Mirenco has no provision to issue any additional securities to management, promoters, or their respective affiliates or associates. If, as expected, the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although Mirenco has a very large amount of authorized but unissued common stock, which may be issued without further shareholder approval or notice, Mirenco intends to reserve the stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at the time a stock option plan is adopted.

             FIDUCIARY RESPONSIBILITY OF THE COMPANY'S MANAGEMENT

         Counsel has advised our management it has a fiduciary responsibility for the safekeeping and use of all of Mirenco's assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to its affairs. For example, whether under SEC, Iowa and/or general fiduciary principles, management cannot commingle Mirenco's property with the property of any other person, including that of management.

         Cases have been decided under the common or statutory law of corporations in certain jurisdictions to the effect that a shareholder may institute legal action on behalf of himself and all other similarly situated shareholders (a class action) to recover damages from management for violations of fiduciary duties or on behalf of a corporation (a corporation derivative action), to recover damages from a third party where management has failed or refused to institute proceedings to recover damages. On the basis of federal and/or Iowa state statutes and rules and decisions by pertinent federal and/or state courts, accordingly, (a) shareholders in a corporation have the right, subject to the provisions of the Federal Rules of Civil Procedure and jurisdictional requirements, to bring class actions in federal court to enforce their rights under federal securities laws; and (b) shareholders who have suffered losses in connection with the purchase or sale of their shares may be able to recover losses from a corporation's management where the losses result from a violation by the management of SEC Rule 10b-5, promulgated under the Securities Exchange Act of 1934, as amended, and corresponding Iowa standards. It should be noted, however, that in endeavoring to recover damages in shareholder actions, it would be generally difficult to establish as a basis for liability that our management has not met the relevant standards. This is due to the broad discretion given the directors and officers of a corporation to act in its best interests.

         To the extent any exculpatory or indemnification provision purports to include indemnification for liabilities arising under the 1933 Act, the SEC has stated that this sort of indemnification is contrary to public policy and, therefore, unenforceable. Shareholders who believe that our management may have violated applicable laws regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law.

                  [Balance of page intentionally left blank.]

                             SELLING SHAREHOLDERS

         The selling shareholders listed below are offering an aggregate 2,154,684 shares pursuant to this prospectus. Such shares must be sold by the selling shareholders in "brokers' transactions" as defined under pertinent securities laws. Selling shareholders who are also affiliates of the Company must continue to adhere to volume limitations under Rule 144 and reporting requirements of Section 16(a) of the Exchange Act. Selling shareholders, and not the Company, will receive the proceeds from the sale of their individual Shares.

         Selling shareholders are categorized as Persons with a Relationship to the Company, Passive Investors with Warrants or Post Rescission Investors in the Iowa-Only Offering. Selling shareholders identified as Persons with a Relationship to the Company are either officers of or provide services to us. Options and warrants held by persons with a relationship to the Company were granted in connection with work provided, or to be provided over vesting periods, to the Company. Warrants held by Passive Intestors with Warrants were granted in connection with the purchase by such holders of our common stock in a private placement bridge offering in May and June 1999. This prospectus only seeks to register the common shares underlieing the options and warrants, not to register the options and warrants separately. Neither the granting nor the exercise of options and warrants is contingent upon this registration.

         Exercise of the optioins and warrants is solely at the discretion of the holder. It is unknown whether the affiliates will sell any shares registered in this prospectus. Further it is unknown to us if the selling shareholders will sell all, any or none of the shares listed below.

I.  Persons with a Relationship to the Company

                                                                    Amount Beneficially      Maximum
                                                                           Owned            Amount to      Percent
          Name of Beneficial Owner             Category              Prior to Offering       be Sold     of Class (1)
          ------------------------             --------              -----------------       -------     ------------
Wayne Allison, President                       Affiliate (2)              120,000            60,000         0.454%
Carl Duncan                                    Securities Counsel          30,000            15,000         0.114%
Darrell Jolley, Chief Financial Officer        Affiliate (2)              120,000            60,000         0.454%
J. Richard Relick, Chief Operating Officer     Affiliate (2)              100,000            50,000         0.379%
Dave Stone                                     Consultant                 180,000            90,000         0.681%
Bruce Bergeson                                 Employee                    81,500            40,750         0.309%
Richard Evans                                  Employee                    67,900            33,950         0.257%
Betty Fosseen                                  Former Employee             38,000            19,000         0.144%
Various other employees and consultants (3)    Employee/Consultant          9,160             9,160         0.069%


                                                                          Amount             Maximum
                                                   Number of        Beneficially Owned      Amount to      Percent
                                                   ---------
          Name of Beneficial Owner                Shareholders       Prior to Offering       be Sold       of Class(1)
          ------------------------                ------------       -----------------       -------       --------
II.  Passive Investors with Warrants
Total for Category (For itemized listing,
see Appendix II.A.)                                    189                 267,916            267,916         2.029%

III.  Post Rescission Investors in DPO
Total for Category (For itemized listing,
see Appendix II.B.)                                  4,254               1,508,908          1,508,908        11.425%

Total of All Categories (I through IV)                N/A                2,517,284          2,154,684        16.315%


(1) Amount calculated as Maximum Amount to be Sold divided by total shares issued and outstanding at March 31, 2001 of 13,206,687. If the maximum amount to be sold is sold, the percentage ownership of the selling shareholders after the offering will be insignificant both individually and in the aggregate.
(2) See also "Securities Ownership of Certain Beneficial Owners and Management" for more information on options granted to affiliates.
(3) Options were granted to seven employees and / or consultants who have provided services to Mirenco.

                            APPLICATION OF PROCEEDS

         We will not receive any of the proceeds from the sales of shares by the selling shareholders. Specifically, we will not receive any proceeds from the resale of our common stock being sold via brokers' transactions by selling shareholders pursuant to this prosepectus and registration statement. We will, however, receive proceeds equal to the number of warrants and options exercised, if any, multiplied by the applicable exercise price, approximately $2.3 million. Specifically, option and warrant holders could exercise up to 15,000 shares at $0.01 per share; up to 183,700 shares at $0.29 per share; up to 50,000 shares at $4.25 per share; and up to 129,160 shares at $5.00 per share. To that extent, such funds will be used for the funding of general operations, research and development opportunities or pursuing marketing opportunities, as identified by management.

                                CAPITALIZATION

         The following table sets forth the capitalization of Mirenco as of December 31, 2000; the results of the Rescission Offer; the pro forma effect of the rescission offer as of December 31, 2000; and the changes resulting from this offering if the maximum of options and warrants are exercised.

---------------------------------------------------------------------------------------------------------------------------
                                     Actual as of                        Pro Forma Effect
                                     December 31,        Effect of       after Rescission    Effect of This     After This
                                         2000         Rescission Offer         Offer          Offering (3)       Offering
---------------------------------------------------------------------------------------------------------------------------
Stock subject to rescission
   offer (1)                        $ 7,806,240        $ (261,700)          $ 7,544,540                        $ 7,544,540
Common Stock                            731,290                                 731,290        2,251,303         2,982,583
Additional paid-in capital            1,714,954                               1,714,954                          1,714,954
Deficit accumulated during
   the development stage (2)         (3,657,946)          (14,990)           (3,672,936)                        (3,672,936)
Total stockholders' equity
   (deficit) and total
   capitalization                    (1,211,702)          (14,990)           (1,226,692)       2,251,303         1,024,611

____________
1. We have classified the Iowa-Only Offering Shares from common stock to temporary equity until such time as violations under federal securities law have been cured.
2. Deficit accumulated during the development stage has been adjusted on a pro forma basis to indicate the impact of the interest expense we incurred as a result of completing the Rescission Offer.
3. Assumes the maximum exercise of options and warrants being registered, 636,616 total shares at prices ranging from $0.29 to $5.00 per share.

                            DESCRIPTION OF BUSINESS

General

         Mirenco, Inc., a development stage company, was organized and incorporated in the State of Iowa on February 21, 1997. We develop and market technologically advanced products for throttle control of internal combustion vehicles that improve fuel efficiency, reduce environmental emissions and reduce vehicle maintenance. Our primary products are derived from technology patented in the U.S., Mexico and Canada and are the following: DriverMax(R), DriverMax(R) Software, HydroFire(R) Injection, HydroFire(R) Fluid and HydroFire(R) Lubricant. We also intend to supply new and improved versions of our product line utilizing other input sensors, including Global Positioning System satellite technology and ambient sensor features. We believe we are the first to provide a product that incorporates Global Positioning System technology into a throttle-control application called "EconoCruise(R)," using "Satellite-to-Throttle(TM)" technology.

         As of July 30, 2000, we closed our Iowa-Only Offering, having raised $7,806,240, selling 1,561,248 shares at $5 per share. As of February 26, 2001, the termination date of the rescission offer, the Iowa-Only Offering net investment is $7,544,540 or 1,508,908 shares. See also "Rescission Offer."

         We provide our customers with post-sale services where they are desired. However, most of our customers employ in-house maintenance, trained by our employees, to install and maintain our products. All our products are market-ready at this time, not simply in the design stage. During the past two years and after completing testing, we focused on introducing our products to the municipal transportation industry. We limited our sales efforts while we focused on raising the capital necessary to implement our long-term business plan.

         Because we are still a development stage company, and have had relatively nominal sales to date, we have been dependent upon just a few larger, sporadic purchases. However, although 91% of 1999 and 100% of 2000 sales were concentrated among 4 customers, our customers are primarily metropolitan transit authorities with finite numbers of buses; therefore, we do not believe we are dependent upon only these customers to maintain future business. Instead, we intend to use testimonials and real-world performance data from these customers to decrease, or eliminate, trials and evaluations from future customers' decision-making and acquisition processes. Nonetheless, past dependence on a handful of customers could continue unless our envisioned aggressive marketing campaign is successful.

         Our technology originally grew from the ideas and early inventions of our founder, Dwayne Fosseen. Mr. Fosseen submitted his ideas to the United States Department of Energy ("DOE") Kansas City Plant operated by AlliedSignal. Mr. Fosseen sought, and received, a Federal cost-shared "CRADA" (a Cooperative Research and Development Agreement) program so that his ideas could be jointly engineered. Under the DOE's CRADA program, the resulting technology design became the property of Mr. Fosseen. Mr. Fosseen subsequently filed for and obtained patents for the technology in the United States, Mexico and Canada. There is no requirement to promote, acknowledge or provide financial remuneration for the DOE's efforts, although we have approval to display the DOE's logo on the resulting technology and do so.

         Over the next two years, at a minimum, we intend to sell both the licensing rights to the patented technology and products that are based on the patents. We believe that the aftermarket of existing automobiles represents a potentially substantial market for our products as add-ons. We further believe that the automobile original equipment manufacturers represent a potential market for the licensing rights to our patents.

         DriverMax(R), currently marketed and in production, is an environmental product that improves engine exhaust emissions while increasing fuel mileage and reducing vehicle-maintenance costs. DriverMax(R) is primarily targeted to heavy start-stop vehicles like buses, trash trucks and construction vehicles. The benefits recognized from the installation of DriverMax(R) are accomplished by precise programmable computer management of the vehicle's throttle position. We believe DriverMax(R) is unique since it has demonstrated improvements without the usual unacceptable negative performance tradeoff (between fuel mileage, emissions and speed) found in competing products, is configurable via software parameters, and self-adjusts as a function of the age of the vehicle.

         The HydroFire(R) System, currently marketed and in production, is a sophisticated superset of the DriverMax(R) technology, providing all of the benefits of the DriverMax(R) plus the additional benefit of cutting oxides of nitrogen ("NOx") emissions under performance conditions where NOx is produced. Specifically, NOx is produced under heavy loads and high engine temperatures. When these conditions occur, HydroFire(R) Injection injects a patented fluid, HydroFire(R) Fluid, into the engine to combat the Nox production by approximately 50%. The HydroFire(R) Fluid is a patented water-alcohol-lubricant mixture for which we have patented the blending process. Specifically, water cuts the NOx production, alcohol serves as an antifreeze for the water, and HydroFire(R) Lubricant serves to thwart the potentially solvent and/or corrosive characteristics of the alcohol in the engine and/or storage containers. HydroFire(R) Systems are primarily targeted to heavy transport vehicles, including as inner and inter-city buses and trucks.

         EconoCruise(R), currently in development through a Fund-in Work-for-Others agreement with the U.S. DOE's Kansas City Plant, operated by Honeywell (previously operated by Allied Signal), is a highly sophisticated throttle-control system that provides advanced levels of "intelligence" to common cruise control technology. EconoCruise(R) utilizes Global Positioning System signals to "know" the topography of the road ahead, thereby allowing the vehicle to best manage throttle and emissions. For example, EconoCruise(R) allows a user-programmed limit of momentum to be gained on downhill sections and limits the traditional uphill over acceleration found in standard cruise controls. Additional sensors can and will be employed within EconoCruise(R) to provide further "intelligence" to the system - for example, calculating wind direction/speed/resistance, real time engine performance (RPM, MPG, temperature, emissions, etc.) as well as the potential of automatically "knowing" the speed limit and terrain-imposed areas of acceleration and deceleration based on programming the software and identifying the vehicle's position according to Global Positioning System technology.

         EconoCruise(R) is beyond the conceptual stage and is currently under development from both the software intelligence perspective as well as the physical design for installation on existing vehicles. The technology was proven and demonstrated in August of 1999 in a publicized demonstration using a cross-country truck on route from Des Moines, Iowa, to Kansas City, Missouri. The route was first driven by a driver skilled at fuel efficiency; his actions were programmed into a prototype EconoCruise(R) unit and then re-run by an average driver, yielding approximately 20% fuel savings across the route.

         Having worked through the early design and proving phases of EconoCruise(R), we have executed a "Funds-in Work For Others Agreement" with the DOE's Kansas City plant, whereby industry procures unique services from government laboratories to build the product. We anticipate both the physical product will be marketable to the population of existing vehicles and that rights to the patented technology and proprietary design work will be marketable to automakers.

         Future applications of the patents are being investigated in respect to production costs, market size, and opportunity. Examples of a potential product include a "Teenage DriverMax(R)" where, for example, young drivers could be limited in their ability to go from zero to sixty in less than 10 seconds. Currently, our products are designed for diesel engines and are being adapted to gasoline engines. This adaptation will open a considerably larger market for us. Additionally, for example, using Global Positioning System technology, city vehicles could be automatically changed into a throttle mode producing fewer emissions when inside a programmed radius of the center of the city. Given that overacceleration generates waste and excessive emissions, more "intelligent" management of the throttle holds the benefit of both an economic and environmental impact, globally. With our patented technology, the future "intelligence" of the throttle is now only limited by what can be programmed into a small on-board computer, and, as provided by Mirenco, will be broadly branded "SmartFoot(TM)" technology.

Product Market

         We have built our market strategy on two marketable assets:

(1)  Licensing the patents; and
(2)  Product sales

         Patent licensing is targeted to automakers. We have identified two dozen major automakers whose markets include the three countries in which we hold patents: the U.S., Mexico, and Canada. We intend to license our patents to as many of these automakers as possible for a relatively nominal license fee and per vehicle royalty, which we believe will have a negligible effect on the retail price of new autos. Our intent is to provide nonexclusive licensing of the patented technology, so that automakers will install the technology in an effort to reduce emissions, save fuel, and decrease maintenance on all their newly manufactured vehicles.

         We are optimistic that, presuming a significantly affordable licensing fee is charged, automakers will choose to license the technology and avoid the possibility of future patent infringement legal action. We will use the proceeds of these license fees to build and execute our business into the in-service vehicle aftermarket. We envision that automakers will take the lead in producing more efficient and cleaner vehicles using our technology, while we will work to help clean up emissions and save fuel in the market of vehicles already in service.

         We plan to introduce our current products into a variety of markets including:

          (1)  Inner and inter-city transit authorities;
          (2)  Waste disposal fleets (e.g., trash trucks);
          (3)  School buses;
          (4) Low-floor buses (e.g., rental car buses used for airport customer pick up);
          (5) Commercial fleet owners and operators (e.g., Federal Express, UPS, Coke, etc.); and
          (6) Manufacturers and maintenance organizations specializing in the above segments.

         We believe the market for our products extends globally, beyond the borders of our patented technology in the U.S., Mexico and Canada. European and Middle Eastern countries, for example, pay approximately two to three times the U.S. cost of fuel.

         The macro-perspective market for our products includes all internal combustion vehicles. Our initial products were designed for a segment of this population specifically defined by diesel-burning, electronic engines (i.e., effectively all diesel-burning vehicles built after 1990). We have now created a modification to the initial products that opens the market to both electronic and mechanical engines, thereby increasing the potential market size dramatically by including older vehicles. In fact, many foreign countries are experiencing severe pollution problems and high fuel costs while using a majority of older vehicles which are the worst emissions producers and the least fuel efficient. This product modification also allows the products to be marketed into traditional gas-powered passenger vehicles.

         The U.S. and global population of in-service vehicles is enormous. According to the 1999 U.S. Department of Energy Transportation Data Book, there are approximately 125,000,000 automobiles and 76,000,000 trucks in the U.S. These figures represent 26.7% and 41.3% of the world's automobile and bus/truck registrations, respectively. The average age in the U.S. is 8.7 and 8.3 years for cars and trucks, respectively. With age and natural deterioration and degradation of the combustion process, these vehicles are less efficient, burn more fuel, and produce more emissions; thus they can realize significantly better environmental and economic benefits from our technologies.

         Vehicles classified as "heavy" represent an immediate market for our DriverMax(R) product as well as our new EconoCruise(R) technology. There are approximately seven million vehicles classified as "heavy" in the U.S., averaging between six and seven miles per gallon. These vehicles are virtually all professional, business-related vehicles and regularly experience extremely high fuel expense. Consequently, we believe that this particular segment of the vehicle population will be sensitive to higher fuel prices and be eager to adopt new technologies that not only save fuel but also reduce emissions and decrease maintenance expenses.

         A subset of the "heavy" classification is school buses. There are approximately 500,000 school buses in the U.S., carrying over 23 million students. These school buses alone represent a tremendous market for our DriverMax(R) technology today, given their high frequency start-stop routes and non-highway mileage.

         According to compilations derived from various sources, including the U.S. Department of Energy Transportation Data Book and Polk, at current rates of production, approximately 400,000,000 new vehicles will be manufactured world-wide during the next ten years. With an estimated scrap rate and the existing number of vehicles, at the end of the next ten years, there will be approximately 1.4 billion vehicles on Earth. Our intent is to license our technology for installation in as many of the 400,000,000 new vehicles as possible over the next ten years while we market and sell into the existing after market.

         We believe that Mirenco can be a significant factor in a total market exceeding $2 billion, based upon a 1998 University of Northern Iowa market research and analysis survey which considered only early models of DriverMax(R). This survey was conducted prior to our introduction of our EconoCruise(R) technology.

Sales and Marketing

         Our philosophy is to drive our cost of goods down far enough that the suggested retail price of our products can be lowered to the point where the payback in fuel savings is measured within one year. Consequently, our intent is to build a streamlined sales and marketing operation and offer the products at the lowest suggested retail price possible while maintaining an appropriate gross profit per product.

         We intend on utilizing various sales methods including distributors, original equipment manufacturers, regional commissioned salespeople and independent mechanics. All of the potential sales models will be tested and utilized to varying degrees. The independent mechanic model is targeted directly towards mechanics and engine repair shops that can serve as both installation service sites and retail outlets.

         We currently have existing contacts and prospective distributors and regional commissioned salespeople throughout the U.S., Canada and Mexico. Furthermore, the Des Moines Area Community College offers one of a number of certified mechanics schools around the U.S., and has expressed an interest in becoming a certified Mirenco training center for Mirenco-certified independent mechanics.

         To date, we have consciously limited our sales efforts and intentionally selected prospects that would help in building the proof and customer foundation that will be leveraged in future sales. These sales began as initial conversations regarding the benefits of our products and led to installation and testing of several demonstration units. Once the technology was proven, our customers worked through their signature approval process, leading to purchase orders and full installation of sold units. We intend to use testimonials and real-world performance data from these customers to decrease, or eliminate, demonstration trials and evaluations from future customers' decision-making and acquisition processes. Existing customers, installations, and evaluations include Louisville; Cedar Rapids; Grand Canyon; Overland Custom Coach (a Canadian bus manufacturer); Memphis; Iowa Department of Transportation; Ann Arbor; Coke; Chicago; Pepsi; Mexico City; St. Louis; Sioux City; and the Steve Forbes Presidential Campaign Bus.

         We are hopeful that the licensing of our products to automakers will result in increased consumer and user awareness of our products. We will additionally use aggressive sales and marketing programs, including participation in appropriate domestic and international trade shows and major print media.

         The overall market for our products continues to become more accepting and fertile as environmental regulatory and oversight agencies like the U.S. Environmental Protection Agency continue to create more stringent compliance standards for transportation. Similarly, the California Air Resource Board is generally regarded as the most stringent state environmental agency in the United States. We have obtained a California Air Resource Board exemption number and approval to sell within California. This exemption number is displayed on our DriverMax(R) product.

Production Suppliers

         Our production has been outsourced to a firm with extensive experience in the field of computerization and production of high performance, tolerance and precision equipment. We are dependent upon outside entities and market conditions for our revenues. I.C.E. Corp., an FAA certified electronic manufacturing company located in Manhattan, Kansas, has been contracted to produce our DriverMax(R)and possibly other electronic products which we distribute. We are reliant on I.C.E. Corp. to provide electronic product-quality protection for our products, sales of which will generate revenues during our early stage product distribution. Nonperformance by, or poor service from, I.C.E. Corp. could have a damaging effect on our relationships with our customers.

         Our formal relationship with I.C.E. Corp. is an arm's-length arrangement whereby we provide detailed production specifications and I.C.E. Corp. produces products to those specifications in the quantities ordered. Generally, all materials required to manufacture and assemble our product line are readily available and are shelf items. Orders are typically manufactured and delivered within, at most, a ten-week time frame. Payment terms are standard for the industry. We are not required to order or accept delivery of any product based on a predetermined time schedule, and production unit costs decrease with increasing quantities.

         At the present time, we intend to continue having our current and future products manufactured by outside companies that can meet our specifications for high quality and reliability. Based on our knowledge of various manufacturers, we believe that, if the need ever arose, we could develop alternative suppliers with production capabilities to assure a continuing output of product. Our management has contacted other companies capable of producing our products if the current supplier is unable to produce our anticipated volume levels.

Competition

         The market for our products and services is characterized by rapid technological developments, frequent new product introductions and evolving, varying industry and regulatory standards. The emerging character of these products and services and their rapid evolution will require us to effectively use leading technologies, continue to develop our technological expertise, enhance our current products and services, and continue to improve the performance, features and reliability.

         We believe, considering the proprietary nature of our current DriverMax(R) and HydroFire(R) control system and our new products utilizing Global Positioning System technology, there is no other known automotive retrofit device that can compete with our current or contemplated spectrum of offerings. If there are products that perform the same functions as our products, we believe our products are among the most economical, effective options available for buyers of retrofit emission reduction devices. Furthermore, if substitute products are introduced by competitors that infringe on the patents, we will vigorously defend our rights.

         Certain identified competitive products include: portable fuel cells that combine hydrogen, which can be obtained from methanol, natural gas or petroleum, and oxygen from air without combustion to generate electricity; biofuels that use crops, corn stalks and trees to make cleaner, renewable fuels for cars and buildings; cleaner burning gasoline engine cars; hybrid electric/gasoline motors and electric vehicles. However, many, if not all, of these alternatives, are considered years away; expecting for example that it may take decades before a mass-marketable car using fuel cell technology is available. Also, these alternatives may create a potential solution for emissions and fuel economy but do not yet address the power, convenience and reliability needs of automobile drivers.

         In consideration of perceived competition, it is important to note that Mirenco's technologies do not technically compete with most, if not all, of their respective solutions. Mirenco's technologies and solutions target the wasted fuel and excess emissions produced as a result of continuous, unrecognized over throttling of vehicles under varying conditions. Alternate (i.e., "competitive") solutions generally work to either filter emissions and/or assist the engine in burning more of the excess fuel directed to the engine as a result of over throttling. With this understanding and distinction, we intend to make the industry aware that our products are not competitive to, but in fact cooperate with other solutions.

         Potential competitors include engine makers and auto manufacturers such as Navistar (NYSE: NAV) and Detroit Diesel (NYSE: DDC) who are working to make more efficient, cleaner engines; future technology researchers and manufacturers such as FuelCell Energy (NasdaqNM: FCEL) and Ballard Power Systems (NasdaqNM:
BLDP) who are working to advance the newest technologies of electrical power generation from hydrogen; physical and chemical exhaust screens, such as KleenAir Systems (OTCBB: KAIR) NOxMaster that injects an ammonia-based product into the exhaust; entirely new fuel mixtures such as that being developed by Clean Diesel Technologies (OTCBB: CDTI); and various forms of air mixture devices, magnets and engine add-ons. It is important to note that our solution is based on a completely different paradigm from that of these potential competitors in that we work to more precisely deliver an appropriate amount of fuel to the engine for the operator's desired vehicle movement. In other words, our competitors generally seek solutions after the fuel is burned, while we work to solve the emissions problem before it happens.

Distribution

         We currently utilize independent representatives and organizations for the delivery of our products as well as for direct sales and marketing. We believe that various methods will be employed for varying markets, and we will utilize the most economical means available as our development continues. As part of the anticipated use of proceeds detailed in our Iowa-Only Offering, we intend to construct a state-of-the art distribution and warehousing facility for our products. The facility will include sufficient office space to accommodate our management, sales support, and expected growth in staff. We have sought and received preliminary approval for economic development assistance from the state and county for this proposed facility.

         We intend to utilize technology wherever possible to drive an in-house sales operation focused on large fleet owners, transit authorities, licensing opportunities, and the federal government. Smaller fleets and international sales will be managed indirectly through one of a number of distribution arrangements.

Government Regulation

         As public concern over air quality grows, we believe the marketplace grows more fertile for our technologies. In the U.S., the EPA, under the Clinton Administration, has created tighter emissions regulations that affect fuel suppliers, automakers and operators. As President Clinton stated in his January 2000 State of The Union Address, "In the new century, innovations in science and technology will be the key not only to the health of the environment, but to miraculous improvements in the quality of our lives and advances in the economy." We believe that we are one of the companies to lead the way in providing new technologies to assist in the national and international effort to deliver a cleaner environment to future generations.

         The U.S. is not alone in its efforts to combat pollution. For example, Canada's air quality regulatory agency has recognized a growing air quality concern and is mandating similar regulations and standards to those being promoted within the U.S. Mexico is currently experiencing tremendous air quality problems in its highly populated areas. Mexico City officials work to regulate heavy emissions-producing vehicles by not allowing them to operate on consecutive days unless they pass emissions standards tests. We installed DriverMax(R) on a large truck in Mexico City and were able to pass the tests, thereby permitting the daily use of the vehicle for its inner city commercial delivery route.

         Developed nations around the world are working to promote a healthy environment by identifying and taking action on sources of pollution. Furthermore, based on our direct experience in Mexico City, feedback from potential overseas distributors and management opinion, many of these countries allow longer useful lives for their vehicles than we accept in the U.S. Consequently these vehicles are likely to emit more smoke and polluting elements and burn excessive amounts of fuel. As their government air quality officials continue to recognize and act on vehicle emissions, the market for our products becomes easier to penetrate.

         Currently, all conventional vehicles, as well as most alternate fuel vehicles and certain retrofit technologies legally sold in the United States, must be "certified" by the EPA to qualify for the "Low Emission Vehicle" ("LEV") classification necessary to meet federal fleet-vehicle conversion requirements. Our products have met, and management believes the products will continue to meet, these certification requirements. However, since this is an area in which the government is continually updating and legislating or mandating new requirements, we are uncertain whether our products will continue to be certified. Whenever possible, we intend to maintain our certification.

         We are aware that countries outside the U.S. are considering their own regulatory requirements in the area of clean air and engine emissions. In order to improve the marketability of our products in those countries, we will conform our products to these regulations if it is economically feasible to do so.

         We believe our products to be "retrofit devices" as defined under EPA regulations. We are, however, subject to the regulatory risk that EPA may construe distribution of the products to be also governed by "fuel additive" regulations. These more stringent regulations sometimes require scientific testing for both acute and chronic toxicity, which is not required for approval of pollution control products deemed as "retrofit devices." Although scientific testing would be facilitated by the fact that alcohol is a substance used in the transportation and many other industries and about which a great deal is already known concerning toxicity, additional regulatory compliance could substantially lengthen the period of time before HydroFire(R) could be widely commercialized. We believe the EPA "fuel additive" regulations do not apply to our DriverMax(R) products, since our product does not involve the introduction of additives into the engine air intake system, as those terms are defined in EPA regulations and generally understood in the automotive engineering community. However, it is possible that a competitor who manufactures fuel additives that are subject to the more stringent "fuel additive" regulations may raise the issue with the EPA in order to interfere with or delay the commercialization of competing with our technology.

         We are not aware of any proposed regulatory changes that could have a material adverse effect on our operations and/or sales efforts. Further, we have not been required to pay any fines for and are not aware of any issues of noncompliance with environmental laws.

Patents and Trademarks

         Effective April 30, 1999, we executed an agreement to transfer the ownership of the patents and trademarks from American Technologies to us. Our founder and principal shareholder, Dwayne Fosseen, owns 49.9% of American Technologies, as discussed under the heading "Certain Relationships and Related Transactions." We will pay American Technologies a 3% royalty of annual gross sales for a period of 20 years, beginning November 1, 1999. The agreement required the payment of $25,000 at the time we met the Iowa-Only Offering $500,000 minimum offering. Approximately one-half of the amount due was paid on December 13, 1999 and the other one-half was paid on February 15, 2000, being distributed to Mr. Fosseen. A $225,000 payment became due American Technologies per the agreement once we had raised $5,000,000 in the Iowa-Only Offering. The $225,000 was paid in August 2000. Prior to the purchase of the patents at November 1, 1999, we paid royalties to American Technologies for the use of and opportunity to market the patents and trademarks. The payments were calculated from January 1 through October 31, 1999 as the greater of 3% of actual sales or 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month). We paid royalties in 1998 and earlier at the unit price of $950 and minimum quantities of 20 to 40 units per month. This means of calculating royalties was terminated with our purchase agreement of November 1, 1999.

         We believe the execution of this purchase agreement, with the associated transfer of ownership to us, will eliminate any uncertainty that may have existed in ensuring our exclusive distribution and manufacturing rights. While we do have a right of first refusal to purchase any additional patents from American Technologies as they become available, we do not anticipate that any patents will be so forthcoming and that we do not need any other patents to implement our business plan. The patents covered by the above referenced agreement are:

1. United States Patent Number 4,958,598, issued September 25, 1990, entitled "Engine Emissions Control Apparatus Method."
2. United States Patent Office, 5315977, "Fuel Limiting Method and Apparatus for an Internal Combustion Vehicle" issued May 31, 1994.
3. Canadian Patent Number 1,289,430, issued September 24, 1991, entitled "Engine Modification Apparatus Fuel."
4. Mexican Patent Number 180658, "Fuel Limiting Method and Apparatus (Staged Fueling). Registration date January 17, 1996.
5. A Canadian patent application filed on April 13, 1992 is still pending. The patent application is entitled "Fuel Limiting Method and Apparatus for an Internal Combustion Vehicle."

     In addition, we have filed for and obtained the following Registered

Trademarks:

(1)  HydroFire(R)Fluid                   (5) EconoCruise(R)
(2)  HydroFire(R)Injection               (6) "SmartFoot(TM)"
(3)  HydroFire(R)Lubricant               (7) "Satellite-to-Throttle(TM)"
(4)  DriverMax(R)

Employees and Consultants

         We currently have ten full-time employees, with no part-time employees. There have been no management-labor disputes, and we are not a party to any collective bargaining agreement. Employees currently have minimal Company-provided employee benefits. In order to attract the appropriate personnel to assist the company in our future growth, we are analyzing additional benefits and improvements to our existing benefits program. With the conclusion of the Rescission Offer and the unrescinded $7,544,540, we are in the process of establishing appropriate incentive compensation programs which are currently being reviewed and approved by our Compensation Committee and/or our Board of Directors.

Facilities; Description of Property

         We currently do not own any properties for the running of our business. However, we have executed a one (1) year lease with Fosseen Manufacturing requiring monthly payments of $1,200 for the use of 2,400 square feet of facilities for our offices and operations. Upon completion of the contemplated distribution center, the lease will be terminated and all employees will be housed in a combination 21,600 square foot office, warehouse and distribution facility. As discussed at "Certain Relationships and Related Transactions," the
1.2 acres of land for the construction, located in Radcliffe, Iowa, is owned by Dwayne Fosseen, principal shareholder of Mirenco. We are leasing the land for the new facility on a perpetual term at zero monthly rent. Our Board of Directors unanimously approved the lease. Mr. Fosseen recused himself from the vote. As a means to protect the Company assets from unknown possible litigation relating to future business opportunities, the lease was structured so that the lease can be terminated in the event of our bankruptcy or other default. In the unlikely event of termination, we must vacate the property. At the decease of Mr. Fosseen, we have the option to purchase the land at the then undeveloped fair market value.. Construction of the distribution center began in August 2000 and is expected to be complete by May 2001.

Management

(1)  Introduction
     ------------

         The following table summarizes the names, ages and positions of our executive officers and directors as of December 31, , 2000. Our By-laws set the number of directors at five, each serving one-year terms. The current four directors were all elected at our annual meeting of shareholders held on May 13, 2000, and will hold office until their successors are elected at the next annual meeting of the shareholders. No director holds a directorship in any other reporting company. See the pertinent individual's specific biographical information, which follows:

                  Name                Age   Position

                  Dwayne Fosseen      53    Chief Executive Officer, Chairman of
                                            the Board of Directors and Treasurer
                  J.  Richard Relick  69    Chief Operating Officer, Director
                                            and Secretary
                  Wayne Allison       40    President
                  Darrell R. Jolley   38    Chief Financial Officer
                  Don D. Williams     64    Director
                  Jerrold Handsaker   49    Director

(2)  Executive Officers
     ------------------

         Dwayne L. Fosseen, born in 1946, is founder, President, Chief Executive Officer, Chairman of the Board of Directors and Principal (controlling) Shareholder. Mr. Fosseen's inventiveness and ingenuity have led to seven patents that have been issued in the U.S., Canada and Mexico in the field of energy conservation. He also has two patents pending. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, U.S. Department of Energy, Iowa Corn Growers Board, National BioDiesel Board and the Iowa Soybean Promotion Board. Mr. Fosseen has over 15 years experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company. Mr. Fosseen is also the principal in Fosseen Manufacturing & Development, Inc. Further discussion regarding Mr. Fosseen is available under the heading "Certain Relationships and Related Transactions."

         J. Richard Relick, born in 1929, Chief Operating Officer, graduated from Dickinson College, Carlisle, Pennsylvania, in 1951 with a degree in economics and has a 1963 associate degree in management from Northeastern University, Boston, Massachusetts. Mr. Relick has extensive management background in the introduction of new technology, having launched two new companies, one in the environmental area and another in biotechnology. Mr. Relick was a Group Vice President of Eco-Labs, a Fortune 500 company, and, as President of Ventron Europe, formed a new company in Brussels, Belgium to serve the world chemical and pharmaceutical markets. Mr. Relick served as a captain in the Marine Corps. Mr. Relick currently serves as director of Certech Corporation, a manufacturer of reusable oil filters, and Northern Probiotics, a producer of Antibiotic Replacement Therapy for humans and animals. Further discussion regarding Mr. Relick is available under the heading "Certain Relationships and Related Transactions."

         Wayne Allison, born in 1960, has served as President of an international technology firm publicly traded in Israel and as CEO of a publicly traded business consolidation holding company. Mr. Allison has served as a director and officer of public companies since 1994 and has operated in a variety of roles in growth companies. His background includes high technology development, sales and marketing and national/international distribution channels. Additionally, Mr. Allison has devised strategy and conducted a national merger and acquisition campaign and has created and negotiated the public market capital and equity strategies for growth companies. Mr. Allison published a book on conducting Internet Business ("The Internet Business Primer", Sourcebooks, 1995), obtained his bachelors degree in Behavioral Psychology and Computer Science engineering from the University of Texas at Arlington, and has completed his Masters Degree in Managerial Economics/Finance from Oklahoma University.

         Darrell R. Jolley, born in 1962, has been a Chief Financial Officer, Secretary, Treasurer and a director of public, reporting companies since 1996 and has as well served as a Chief Operating Officer for much of that time period. Mr. Jolley has a natural inclination to new businesses and industries and has intentionally developed his business skills for start-up and fast growth companies. His experience and expertise in managing SEC requirements as well as equity and company valuations has enabled him to devise long-term wealth-building corporate strategies for shareholders of growing companies. Early in his career, Mr. Jolley was employed at Deloitte and Touche, international CPA firm. Mr. Jolley graduated from the University of Texas at Austin majoring in the Business Honors Program with a specialization in Accounting. Mr. Jolley obtained his CPA certification in January 1989.

(3)  Directors
     ---------
         Dwayne L. Fosseen. (See "Executive Officers" above.)

         J. Richard Relick. (See "Executive Officers" above.)

         Jerrold Handsaker, born in 1950, practiced general business law in Iowa for 22 years and was admitted to practice in all Iowa Courts, U.S. District Courts in Northern and Southern Iowa, the U.S. Tax Court and the U.S. Supreme Court. He holds two U.S. patents and is presently President and CEO of Innovative Lighting, Inc., an Algona, Iowa manufacturing company that manufactures and markets products to the worldwide marine and RV industries. He is a member of the Iowa State Bar Association, the National Marine Manufacturer's Association and the American Boat and Yacht Council. Mr. Handsaker received his undergraduate degree from Iowa State University in 1972 and his juris doctorate degree from Drake University in 1975. Mr. Handsaker has been a director of Mirenco since June 1, 1998.

         Don D. Williams, born in 1934, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of the Company since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

         Two of the directors are employees of the Company: Mr. Fosseen also serves as Chief Executive Officer and Mr. Relick serves as Chief Operating Officer.

         Directors who are not employees of the Company receive no fee for attending meetings of the Board of Directors but are reimbursed for any out-of-pocket expenditures.

Remuneration, Employment Contracts and Employee Benefits

         As the Company's operations develop, it is anticipated that additional personnel may be hired. It is generally anticipated that any new-hires will devote full time to the Company. At such time, the Board of Directors may, in its discretion, approve the payment of additional cash or noncash compensation to the foregoing for their services to the Company.

         We have entered into employment agreements with Dwayne Fosseen, J. Richard Relick, Wayne Allison and Darrell Jolley.

         On June 15, 1999, Messrs. Fosseen and Relick each entered into two year employment agreements with Mirenco (collectively, the "Employment Agreements") that each provides for annual salaries, bonuses and other benefits. Annual salaries, as set forth in their agreements, are $45,000 through 1999 and $75,000 starting January 1, 2000, or upon successful close of our public offering. It is anticipated that Messrs. Fosseen and Relick will devote approximately 100% of their time to Mirenco. The Board of Directors has the right to terminate the Employment Agreements with or without cause at any time, provided, however, that termination by the Board of Directors without cause would obligate us to pay the compensation due under the applicable Employment Agreement for the remainder of the term involved. Pursuant to the terms of the Employment Agreements, Messrs. Fosseen and Relick have agreed that they will not compete with us during the period of their employment and for a one-year period after termination of each applicable Employment Agreement.

         Messrs. Allison and Jolley each entered into a one-year employment agreement with us dated November 3, 1999. The employment agreements provide for each to earn compensation at the annual rate of $75,000 as well as other benefits, including stock options which vest over the period of January 1, 2000 through September 30, 2003. Upon any future change in control of Mirenco, the options will immediately and fully vest. It is anticipated that Messrs. Allison and Jolley will devote approximately 100% of their time to Mirenco. The Board of Directors has the right to terminate the employment agreements with or without cause at any time, paying two weeks compensation. Pursuant to the terms of the employment agreements, Messrs. Allison and Jolley have agreed that they will not compete with us during the period of their employment and for a one-year period after termination of each applicable employment agreement.

         Mirenco does not provide officers with pension, stock appreciation rights, long-term incentive or other plans, but it has the intention of implementing these kinds of employee benefits in the future. Specifically, we anticipate that we will adopt, in the future, an employee bonus program to provide incentives to our employees. It is anticipated that an incentive plan would pay bonuses in cash or stock to employees based upon our pretax or aftertax profit for a particular period. It is anticipated that we will adopt a retirement plan -- such as a 401(k) retirement plan -- and that we will implement an employee health plan. Establishment of retirement plans and their implementation will be at the discretion of the Board of Directors; any bonus plan(s) will be based on annual objective, goal-based criteria developed by the Board of Directors for eligible participants and will be exercisable only at prices greater than or equal to the market value of the underlying shares on the date of their grant.

Litigation

         We are not a party to any litigation, material or otherwise; we are not aware of any threatened civil, administrative or civil proceeding that would have a material adverse effect on our business; and we do not believe that the outcome of the rescission offer will have a negative impact on our ability to conduct our business.

                  [Balance of page intentionally left blank.]

       Securities Ownership of Certain Beneficial Owners and Management

         The table set forth below presents certain information regarding beneficial ownership of our common stock, our only voting class of securities, as of March 31, 2001, by (i) each shareholder known to us to own, or have the right to acquire within sixty days, more than five percent (5%) of our common stock outstanding; (ii) named executive officers of the company; and (iii) all officers and director nominees of the company as a group. All share amounts have been adjusted to reflect the results of stock splits effective June 1998 and April 1999.


Name and Address                                                                     Amount of Common Stock
Beneficial Owner /(1)/                                                               Beneficially Owned/(2)(3)/   Percent of Class
----------------------                                                               --------------------------   ----------------
Dwayne Fosseen, Director, Chairman of the Board                                             9,008,700/(4)/                68.2%
and Chief Executive Officer

Don Williams, Director                                                                        342,800                      2.6%

Jerrold Handsaker, Director                                                                    44,030                       (8)

J. Richard Relick, Director and Chief Operating Officer                                       100,000/(5)/                  (8)

Wayne Allison, President                                                                      120,000/(6)/                  (8)

Darrell R. Jolley, Chief Financial Officer                                                    120,000/(7)/                  (8)

All Directors and Officers as a Group                                                       9,735,530                     73.7%

----------------
(1) Unless otherwise indicated, the address of each director and officer is c/o Mirenco, Inc., 206 May Street, P.O. Box 343, Radcliffe, Iowa 50230.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired upon the exercise of options, warrants or convertible securities by such person within 60 days from the date on which beneficial ownership is to be determined.

(3) Reflects total outstanding 11,697,779 shares plus 1,508,908 of shares subject to rescission as of March 31, 2001. All share amounts are after the effect of our 3:1 stock split on June 9, 1998 and 5:1 stock split on April 16, 1999.

(4) Amount excludes options to purchase 38,000 shares, exercisable at $0.29, owned by Betty Fosseen. (5) Represents 100,000 shares owned pursuant to options to purchase shares of common stock at $4.25 per share, exercisable within 60 days. All options expire on June 15, 2009.

(6) Represents 120,000 shares owned pursuant to options to purchase shares of common stock at $5.00 per share, exercisable within 60 days. Excludes unvested options to purchase 160,000 shares at $5.00 per share which vest 20,000 options per quarter between March 31, 2001 and September 30, 2001, and 15,000 options per quarter between January 1, 2002 and September 30, 2003. All options expire on September 30, 2008.

(7) Represents 120,000 shares owned pursuant to options to purchase shares of common stock at $5.00 per share, exercisable within 60 days. Excludes unvested options to purchase 160,000 shares at $5.00 per share which vest 20,000 options per quarter between March 31, 2001 and September 30, 2001, and 15,000 options per quarter between January 1, 2002 and September 30, 2003. All options expire on September 30, 2008.

(8)  Less than 1%.




                   [Balance of page intentionally left blank.]

Selling Shareholders

          Mr. Relick, Mr. Allison and Mr. Jolley currently own no shares but have options to purchase shares as listed above. These officers and we have chosen to register, in this Prospectus, 50% of the shares underlying vested options held by these officers, such that, for what we consider liquidity purposes, these officers may have the opportunity to exercise and sell that portion of their shares so registered. It is currently unknown whether these officers will exercise any options to purchase shares and sell them as a result of this registration; however, these officers will be responsible for filing appropriate notifications required by affiliates under Rule 144 and Section 16(a) of the Exchange Act. (See "Selling Shareholders"). The options were granted to these employees in connection to work performed on behalf of the Company or to be performed in accordance with the vesting period of the options. The options are not being registered by this prospectus.

          Shares issued to officers, directors or affiliates are deemed to be restricted stock under Rule 144. Shares held by Mr. Fosseen since our inception (9 million shares after considering all stock splits) will continue to be subject to Rule 144 trading limitations for the foreseeable future. However, Mr. Fosseen currently has no plans to sell any shares. Mr. Williams and Mr. Handsaker own shares obtained from our Small Company Offering Registration ("SCOR"); thus, their shares are unrestricted except for the volume limitations of affiliates within Rule 144. Under the volume limitations of Rule 144, affiliates who own unrestricted stock or restricted stock held for not less than one year would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly reported trading volume on all national securities and/or through NASDAQ during the four calendar weeks preceding such sale.

Family Relationships

          There are no family relationships relating to Mirenco between executive officers, directors or 10% or greater shareholders.

Executive Compensation

          The table below sets forth a summary of the compensation earned by our named chief executive officer and other executive management for 2000, 1999 and 1998.



                                                Summary Compensation Table

Annual Compensation                            Long-Term Compensation Awards

                                                           Bonus                           Securities      Long-Term
          Name and             Fiscal                    and Other        Restricted       Underlying      Incentive       All other
     Principal Position         Year      Salary($)     Compensation     Stock Awards        Options         Plans      Compensation
     ------------------         ----      ---------     ------------     ------------        -------         -----      ------------
Dwayne Fosseen, CEO             2000       $75,000
                                1999       $35,596           0                 0                   0           0               0
                                1998       $26,000

J. Richard Relick, COO          2000       $75,000
                                1999       $25,365/(1)/      0                 0             100,000           0               0
                                1998           n/a

Wayne Allison, President        2000       $75,000
                                1999       $12,500/(2)/      0                 0             280,000           0               0
                                1998           n/a

Darrell R. Jolley, CFO          2000       $75,000
                                1999       $12,500/(2)/      0                 0             280,000           0               0
                                1998           n/a


----------------

(1) Amount represents payments for eight months in 1999.
(2) Amount represents payments for two months in 1999.

                        Option Grants in Fiscal Year 1999
                               (Individual Grants)

                                                  Percent of
                       Number of Securities       Total Options
                            Underlying        Granted to Employees       Exercise or        Expiration    Grant Date
        Name            Options Granted (#)      in Fiscal Year      Base Price ($/Share)      Date      Present Value
        ----            -------------------      --------------      --------------------      ----      -------------
Dwayne Fosseen                      0                  N/A                    N/A                 N/A         N/A

J. Richard Relick             100,000                   16%                 $4.25           June 2009         N/A

Wayne Allison                 280,000                   42%                 $5.00           Sept 2008         N/A

Darrell R. Jolley             280,000                   42%                 $5.00           Sept 2008         N/A



There were no options granted in fiscal year 2000.

----------------

(1) Options granted to Mr. Relick vest as follows: 50,000 on January 1, 2000; 50,000 on January 1, 2001.

(2) Options granted to Mr. Allison vest as follows: 20,000 on January 1, 2000; 20,000 on March 31, 2000; 20,000 on June 30, 2000; 20,000 on September 30, 2000;
20,000 on January 1, 2001; 20,000 on March 31, 2001; 20,000 on June 30, 2001;
20,000 on September 30, 2001; 15,000 on January 1, 2002; 15,000 on March 31,
2002; 15,000 on June 30, 2002; 15,000 on September 30, 2002; 15,000 on January
1, 2003; 15,000 on March 31, 2003; 15,000 on June 30, 2003; and 15,000 on
September 30, 2003.

(3) Options granted to Mr. Jolley vest as follows: 20,000 on January 1, 2000; 20,000 on March 31, 2000; 20,000 on June 30, 2000; 20,000 on September 30, 2000;
20,000 on January 1, 2001; 20,000 on March 31, 2001; 20,000 on June 30, 2001;
20,000 on September 30, 2001; 15,000 on January 1, 2002; 15,000 on March 31,
2002; 15,000 on June 30, 2002; 15,000 on September 30, 2002; 15,000 on January
1, 2003; 15,000 on March 31, 2003; 15,000 on June 30, 2003; and 15,000 on
September 30, 2003.

         Set forth in the table below is information, with respect to each Named Executive Officer, as to the (a) number of shares acquired during fiscal 2000 upon each exercise of options granted to such individuals; (b) the aggregate value realized upon each exercise (i.e. the difference between the market value of the shares at exercise and their exercise price); (c) the total number of unexercised options held on December 31, 2000, separately identified between those exercisable and those not exercisable; and (d) the aggregate value of in-the-money, unexercised options held on December 31, 2000, separately identified as those exercisable and those not exercisable.

                      Aggregated Option Exercises in Fiscal
                       Year 2000 and Year-End Option Value

                            Shares                      Number of Securities Underlying
                         Acquired on                         Unexercised Options at         Value of Unexercised
                         Exercise in        Value             Fiscal Year-End (#)           In-The-Money Options
         Name              2000 (#)      Realized ($)   Exercisable/ Un-Exercisable (1)    at Fiscal Year-End ($)
         ----              --------      ------------   -------------------------------    ----------------------
Dwayne Fosseen               N/A             N/A                      N/A                            N/A

J. Richard Relick             0               0                 50,000 / 50,000              $ 37,500 / $ 37,500

Wayne Allison                 0               0                120,000 / 160,000                  $ 0 / $ 0

Darrell R. Jolley             0               0                120,000 / 160,000                  $ 0 / $ 0

----------------

(1) Options become exercisable upon specified events such as length of employment. Options granted to Mr. Relick vest and become exercisable as follows: 50,000 on January 1, 2000 and 50,000 on January 1, 2001. Options granted to Mr. Allison and Mr. Jolley vest quarterly between January 1, 2000 and September 30, 2003.




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                                       26

                             SELECTED FINANCIAL DATA

         The following table sets forth certain financial data for Mirenco, a development stage company. The selected financial data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our Financial Statements and Notes thereto included elsewhere in this filing. The selected financial data for the years ended December 31, 2000 and 1999 and cumulative data since inception through December 31, 2000, have been derived from our financial statements which have been audited by independent certified public accountants and are included elsewhere in this filing.


                             Income Statement Data


                                                                        Cumulative
                                                                       February 21,
                                                                           1997
                                                                       (Inception)
                                    Year ended         Year ended        through
                                                                         -------
                                   December 31,       December 31,     December 31,
                                                                       ------------
                                        2000               1999            2000
                                        ----               ----            ----
Sales                               $   110,128       $   195,295      $    357,573
Cost of Goods Sold                      174,289           144,162           387,158
Operating expenses                      993,167           587,983         3,866,177
Loss from Operations                 (1,057,328)         (536,850)       (3,895,762)
Interest Income                         226,175            12,351           252,806
Net Loss                            $  (846,143)      $  (524,499)     $ (3,657,946)
Loss per Share                      $     (0.07)      $     (0.05)
Common Shares
Outstanding (1)                      12,721,769        11,735,001

                               Balance Sheet Data

                              Year ended Year ended
                                 December 31, 2000            December 31, 1999
                                 -----------------            -----------------
Working Capital                         $ 5,925,373                  $    807,556
Total Assets                              6,664,448                       962,878
Shareholder's Equity
(Deficit) (2)                            (1,211,702)                        4,929
Deficit accumulated during
the development phase                   $(3,657,946)                 $ (2,811,803)


----------------
(1) Based on the weighted average number of shares outstanding and shares subject to rescission offer during the period and adjusted for stock splits approved June 9, 1998 and April 16, 1999.
(2) There have been no, nor are there expected to be, cash dividends. Proceeds from Iowa-Only Offering Shares are recorded as stock subject to the Rescission Offer, a temporary equity item, and not as a component of Shareholders' Equity (Deficit).

                   [Balance of page intentionally left blank.]

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

1.       Introduction

         Management has, to date, intentionally focused all of our limited resources on our business plan, consisting of the following chronological elements:

   a.   First Round Capitalization
   b.   Product Development and Testing
   c.   Empirical Performance Results and Testimonials
   d.   Launch Planning
   e.   Second Round Capitalization
   f.   Launch
   g.   Licensing, Sales and Marketing

         We raised $788,400 in our successful SCOR offered during 1997 and 1998. These funds supported the completion of our early product testing and first marketing efforts. Initial product sales occurred to transit authorities in Memphis, Ann Arbor, and Cedar Rapids.

         We added another $334,895 from a private stock offering to our existing shareholders during 1999 to support our planned follow up offering to raise up to $10 million. The funds raised in the private stock offering were used primarily for legal, accounting, printing and marketing costs of our Iowa-Only Offering which was approved for distribution within the state of Iowa on July 30, 1999. As of July 30, 2000, we raised a cumulative $7,806,240 from the Iowa-Only Offering The net funds raised in the Iowa-Only Offering was $7,544,540 following conclusion of a rescission offer of the Iowa-Only Offering shares on February 26, 2001.

         From inception to date, we have incurred no significant research and development costs. Prior to our purchase of the patents from American Technologies, as discussed at "Certain Relationships and Related Transactions," we estimate from records provided to us that American Technologies and other related entities incurred research and development costs of approximately $4 million. From proceeds of our Iowa-Only Offering, we expect to spend between $800,000 and $1.8 million over the next three years in research and development for improving and streamlining our existing products, reducing manufacturing costs and developing new applications.

         We are investing funds from the Iowa-Only Offering in a distribution and office facility located in Radcliffe, Iowa, on property owned by our principal shareholder. The total cost is expected to be approximately $1.25 million to build and furnish the new building. Through December 31, 2000, we have expended $561,102 to begin construction of a projected $1.25 million headquarters facility in Radcliffe, Iowa. The project is expected to be completed on budget. We have worked closely with state and local government officials who have declared the property to be an enterprise zone where we will be able to take advantage of certain property tax breaks. Though the number of employees will grow only slightly during fiscal year 2000, we anticipate we will be adding additional mechanics and sales personnel as well as sales management as we continue to implement our business and marketing plans. By December 31, 2001, with the new facility built and anticipated increased sales, we believe we will employ 29 full-time employees, including the four existing executive managers.

         We have now completed the first five steps as outlined above, with significant and adequate capital to seek a listing on NASDAQ's Small Cap Market(TM). A NASDAQ listing provides four elements that we desire:

   a. Additional awareness and public attention gained from operating as a publicly traded company;
   b. A public market valuation for the Company;
   c. An alternative for future equity capitalization if required and desired by the Company; and
   d. An exit vehicle for existing shareholders who desire to sell.

         Now that the Rescission Offer is concluded, we intend to use certain proceeds from the Iowa-Only Offering to launch our products and offer to license our patents to automakers simultaneous with the NASDAQ listing. Our intent is to make the automakers aware of our patented technologies, provide a significantly inexpensive offer for licensing and royalties, and to gain rapid and significant market awareness for our technologies.

         The simultaneous marketing campaign efforts conducted at the time of launch are intended to jumpstart our sales efforts into the existing-vehicle aftermarket, to make a strategic, nonexclusive offer to automakers for patent licensing and to generate awareness and interest in Mirenco within the investment community. We are hopeful that the unique business method of launching, licensing, and execution that we have chosen will yield product marketing, patent licensing, and investment analyst attention more rapidly than could be obtained via more traditional, smaller-exposure methods.

         In parallel and support of our launch, Mirenco products are being utilized, marketed and sold, albeit on a limited basis, to relatively high-profile organizations. We are optimistic that the performance data and testimonials obtained from these high-profile customers will serve to minimize, or eliminate, potential extended evaluations from prospective customers' acquisition decision-making cycles.

         Our technologies are built on patents issued to our founder and principal shareholder, Dwayne Fosseen, in a cost sharing CRADA industry/government research and development project with the U.S. Department of Energy. We have proven effectiveness in fuel savings, emissions reductions and decreased maintenance, and our products are applicable and adaptable to vehicles worldwide. Sufficient prospects regarding buses, heavy trucks and other vehicles world-wide have been generated that we believe commercially viable sales will be realized once we direct our emphasis and focus our resources. We have identified 46 auto manufacturers world-wide that are expected to produce 400 million new vehicles over the next 10 years. We anticipate selling licenses to our patents to many of the higher-volume auto producers, which will provide for a per unit royalty. While there is seasonality in the U.S. automobile sales industry, seasonality is not expected to have a significant impact on our business in the near future.

         Further, while other technologies continue to develop, we believe many of these alternatives to be 4 to 10 years away from a cost-effective solution which, in any event, would likely be implemented first and perhaps exclusively to new vehicles. Our products have the advantage of being currently applicable and we believe they provide licensees with a foundation to further improve and develop new applications. In spite of ongoing technological advances in fuel, engines and our own products, we believe that the world-wide existing number of cars, buses and trucks is expected to provide a source for our sales for years to come. Furthermore, our technologies are in relative infancy in that we intend to incorporate considerably advanced sophistication within our products as the technological components become economically feasible for mass production (e.g., Global Positioning System satellite, global road topographical databases, speed limit databases, bi-directional throttle controls, etc.).

         We are eager to launch and maximize the years of research and effort that have gone into design, development, protection and planning. Management believes, and performance data demonstrates, that market acceptance of Mirenco's technologies can provide a global benefit measured both economically and environmentally. Consequently, management has carefully crafted and implemented a plan that provides the products, company infrastructure, human-resource skills and business strategy to leverage and maximize the patents and resultant technology as quickly as possible, with final company valuation being determined by the free markets.

2.       Background

         Our fiscal year ends December 31. The following analysis of our financial condition and results of operations for the fiscal years ended December 31, 2000 and 1999 should be read in conjunction with our audited financial statements for the periods and other information presented elsewhere in this filing.

3.       General

         We develop and market technologically advanced products for throttle control of internal combustion vehicles that improve fuel efficiency, reduce environmental emissions and reduce vehicle maintenance. Our primary products are derived from technology patented in the U.S., Mexico and Canada and are:
DriverMax(R), DriverMax(R) Software, HydroFire(R) Injection, HydroFire(R) Fluid HydroFire(R) Lubricant and EconoCruise(R). Our newest product offering, EconoCruise(R), is a new and improved version of our product line utilizing other input sensors including Global Positioning System technology and ambient sensor features. We believe that we are the first to provide a product that incorporates Global Positioning System technology into a throttle-control application using "Satellite-to-Throttle(TM) technology. We intend to market our products both domestically and internationally and intend to license our patented technology to automakers for use on their new model vehicles. We expect our revenues to increase as a result of the broader market penetration, license revenues and new products scheduled for introduction over the next 6 to 36 months.

         We have incurred losses during our fiscal years ended December 31, 2000 and 1999 while developing and introducing our original products and focusing management and other resources on capitalizing the Company to support future growth. DriverMax(R) accounts for more than 90% of our product sales during our development stage, being the most readily marketable of our fully developed products. HydroFire(R) units account for the remainder. No sales have been conditioned on other performance or approval. The losses incurred to date are considered normal for a development stage company. Other costs were incurred during the past three years to prepare us for commercialization of our products, including additional management, personnel, consultants and marketing expenditures. We expect that, as sales increase, there will also be increases in the total amounts of distribution and selling, general and administrative expenses. However, as a percentage of sales, these expenses should decline.

4.       Financial Impact of Rescission Offer

         The Rescission Offer of our Iowa-Only Offering was declared effective on January 26, 2001 and terminated on February 26, 2001. We refunded $261,700 for 52,340 shares returned and canceled, incurring total interest expense of $14,990. The net investment of the Iowa-Only Offering was $7,544,540, having issued 1,508,908 shares. Though the period of the rescission offer has terminated, we nonetheless may continue to be liable to Iowa-Only Offering Shareholders under relevant federal laws for a period of up to one year after discovery of the violation upon which a claim by an Iowa-Only Offering Shareholder may be based. However, since extending this Rescission Offer is believed to have eliminated any damages element, the potential financial impact of the Rescission Offer is highly speculative and, in any event, is not expected to have a material adverse impact on our operations.

5.       Results of Operations

         The fiscal year ended December 31, 2000 compared to the fiscal year ended December 31, 1999.

         Sales were $110,128 for the year ended December 31, 2000 compared to $195,295 for the same period in 1999, a decrease of 44%. During our development stage, we focused management and other resources on raising equity capital and developing our products. This was particularly true during 2000 as we worked to close the Iowa-Only Offering effective July 30, 2000 whereas we had only limited equity sales efforts during the same period in 1999. While no trends or seasonality have yet to be identified, sales have occurred sporadically during the development stage creating differences between comparative periods. In 1999, we had one large sale to the Transit Authority of River City (TARC - Louisville, Kentucky) for approximately $95,000. We have continued to follow up with TARC while further developing our sales documentation and collecting emissions and fuel savings data. No sale of this size occurred during 2000.

         Cost of sales increased $30,127 or 21% from 1999 to 2000, representing 158% and 74% of sales, respectively. The increase in cost of sales is related to an approximately $55,000 increase in production personnel during a period of low sales enabling us to train and prepare for later, anticipated increased sales levels. This increase was offset by approximately $25,000 in lower cost of total products sold and savings in supplies due to the lower sales. Management believes cost of sales will range between 40% and 60% of sales as increased unit sales levels cover production overhead and unit costs. Through December 31, 1999, our gross margin was $51,133 compared to ($64,161) for the same period in 2000. This difference relates to the higher level of sales in 1999 and approximately $40,000 less production overhead.

         Operating expenses increased $405,184 or 69% from 1999 to 2000. The increase is primarily attributable to an approximately $320,000 increase in wage expense because of new personnel and executive management in 2000, offset by $75,000 of stock-based compensation in 1999 related to options granted to an officer. The increase at December 31, 2000 is also from an approximately $60,000 increase in travel and advertising as we began to make sales presentations to other transit authorities around the country, approximately $25,000 increased due to purchasing directors' and officers' liability insurance, approximately $25,000 in increased research and development spending related to EconoCruise(R), and approximately $15,000 in net additional accounting, legal and other general and administrative expenses. Throughout our self-underwritten, Iowa-Only Offering, we updated shareholders and potential shareholders of company developments as a means to raise awareness and increase sales of the offer. Such costs were recorded as offering costs, a decrement to shareholders equity. Upon completion of the Iowa-Only Offering, we continued to incur similar costs; however, these costs, approximately $30,000 in the 4/th/ quarter of 2000, were expensed.

         Royalty expense for the year ended December 31, 1999 was 4% of sales. Prior to our purchase of the patents and trademarks from American Technologies effective November 1, 1999, we incurred royalty expense for use of and opportunity to market the patents, payable to American Technologies at the greater of 3% of actual sales or 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month). The payments were generally made quarterly. During this period, minimum quantities and the unit price exceeded both quantities shipped and the actual sales prices with the result that royalty expense exceeded 3% of actual sales. This royalty agreement was terminated upon our purchase of the patents effective November 1, 1999. The TARC sale occurred after November 1, 1999 and was subject to the 3% calculation for royalty expense. For the year ended December 31, 2000, royalty expense was calculated according to terms of the purchase agreement with American Technologies at 3% of actual sales.

         Our net loss increased from $524,499 in 1999 to $846,143 in 2000 primarily as a result of increased management and personnel costs, decreased sales, and sales and marketing efforts in 2000 that began the sales cycle with new potential customers,but did not result in sales as of fiscal year end.

6.       Liquidity and Capital Resources

         We have not yet commenced generating substantial revenue. We expect to fund development expenditures and incur losses until we are able to generate sufficient income and cash flows to meet these expenditures and other requirements. Having closed our Rescission Offer refunding $261,700 or 3.4% of the original $7,806,240, we believe we currently have adequate cash reserves to continue to cover anticipated expenditures and cash requirements. Prior to the effective date of the Rescission Offer, management believed less than 10% of the Iowa-Only Offering Shareholders would accept the Rescission Offer.

         Since our inception in 1997, we have primarily relied on the sources of funds discussed in "Cash Flows" below to finance our testing and operations. We believe that the proceeds raised from the Iowa-Only Offering, net of the Rescission Offer, will be adequate to continue our operations, including the contemplated expansion of sales efforts, inventories, and accounts receivable through the next three years.

         Since acceptance or the affirmative rejection or failure to respond to the Rescission Offer does not act as a release of claims, eligible Iowa-Only Offering Shareholders who have accepted, rejected or failed to respond to the Rescission Offer would retain any rights of claim they may have under federal securities laws. Any subsequent claims by an Iowa-Only Offering Shareholder would be subject to any defenses we may have, including the running of the statute of limitations and/or estoppel. In general, to sustain a claim based on violations of the registration provisions of federal securities laws, the claim must be brought within one year after discovery of the violation upon which the claim is based in this case, based on the date of the prospectus. Under the principle of estoppel, the person bringing a claim must carry the burden of proof of why he or she took no action under the rescission offer and/or how he or she may have been injured.

         We have been evaluating financing and capitalization alternatives as part of our long-term business plans. These alternatives include the sale of preferred stock and warrants. To preserve operating funds, we have also developed a strategic plan that provides for reductions of expenditures and a prioritization of development options Further, as a result of this registration, we could receive up to approximately $2 million from the exercise of options and warrants by selling shareholders. However, since many of the options and warrants bear an exercise price of $5.00 per share, we anticipate that selling shareholders will only exercise if the eventual market price of our common stock exceeds $5.00 per share. Otherwise, we have no way to estimate the dollar amount, if any, that we will receive from the exercise of options and warrants.

         According to the terms of our purchase agreement with American Technologies to acquire the patents and trademarks, we will pay a 3% royalty of annual gross sales for a period of 20 years, which began November 1, 1999. The agreement also required the payment of $25,000 at the time we met the Iowa-Only Offering $500,000 minimum offering, approximately November 1, 1999. Approximately one-half of the amount due was paid on December 13, 1999 and the other one-half was paid on February 15, 2000. A $225,000 payment became due American Technologies per the agreement once we had raised $5,000,000 in the Iowa-Only Offering. The $225,000 was paid in August 2000.

7.       Cash Flows for the Years Ended December 31, 2000 and 1999

         Since our inception, February 21, 1997, through December 31, 2000, our activities have been organizational, devoted to developing a business plan and raising capital. Where these costs are indirect and administrative in nature, they have been expensed in the accompanying statements of operations. Where these costs relate to capital raising and are both directly attributable to our offerings and incremental, they have been treated as offering costs in the accompanying balance sheets. Therefore, all indirect costs, such as management salaries, have been expensed in the period in which they were incurred.

         Net cash used in operating activities for the years ended December 31, 2000 and 1999 was $974,462 and $358,475, respectively. The use of cash in operating activities was primarily related to our net losses and significant changes in working capital components, including inventory and receivables.

         Net cash used in investing activities for the years ended December 31, 2000 and 1999 was $649,709 and $29,702, respectively. The use of cash in investing activities was primarily attributed to approximately $561,000 construction costs for our new headquarters facility plus approximately $90,000 in emissions testing equipment and computer equipment.

         Net cash provided by financing activities during the years ended December 31, 2000 and 1999 was $6,576,633 and $851,028, respectively. The primary source of the financing was proceeds from the issuance of shares of common stock in our Iowa-Only Offering.

8.       Business and Related Party Transactions

         On April 30, 1999, Mirenco entered into an agreement to acquire patents and trademarks from a company whose stockholders have controlling ownership in Mirenco for a purchase price of $250,000 cash plus future royalty payments, according to contract terms. Of the cash payment, $9,800 was recorded as a lump-sum purchase of the affiliate's carrying value at the date of purchase. The remaining $240,200 was accounted for as a distribution to stockholders, and is reflected as a decrement to equity.

9.       Recent Accounting Pronouncements

         There are no recently issued accounting standards for which the impact on our financial statements at December 31, 2000 and 1999 is not known.

10.      Forward-looking Statements

         Statements contained in this document which are not historical fact are forward-looking statements based upon management's current expectations that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements.

                  CONCURRENT PUBLIC MARKET AND DIVIDEND POLICY

         We expect to qualify our shares for quotation on the NASD Over-the-Counter Bulletin Board or NASDAQ SmallCap Market(TM) under the symbol "MIRR" concurrent with the date of this prospectus. As described in "Risk Factors", it is uncertain whether Mirenco can continue to satisfy then-current pertinent listing standards or avoid later de-listing.

         We do not anticipate paying dividends on the common stock at any time in the foreseeable future. The Board of Directors plans to retain earnings for the development and expansion of our business. The Board of Directors also plans to regularly review our dividend policy. Any future determination as to the payment of dividends will be at the discretion of the Board of Directors and will depend on a number of factors, including future earnings, capital requirements, financial condition, and other factors the board of directors deems relevant.

                          DESCRIPTION OF CAPITAL STOCK

General

         As of May 13, 2000, our authorized capital stock consists of 30,000,000 shares of no par value common stock and 66,979 warrants to purchase 267,916 underlying shares at $5.00 per share. Shareholders are entitled to one vote per outstanding share on all matters to be voted upon by shareholders and, upon issuance in consideration of full payment, are non-assessable. Upon liquidation, dissolution or cessation of the company, assets of the company that are legally available after payment of liabilities will be distributed on a pro rata basis to shareholders so entitled. As described below, shares do not have cumulative voting rights with respect to the election of directors and, accordingly, the holders of more than 50% of the shares could elect all the directors of the company. The shares have no preemptive, subscription, conversion or redemption rights and can only be issued as fully paid and non-assessable shares.

Dividend Rights

         Each share is entitled to dividends if, as and when our Board of Directors so declares. However, we do not anticipate paying dividends on the common stock at any time in the foreseeable future. The Board of Directors plans to retain earnings for the development and expansion of our business. The Board of Directors also plans to regularly review our dividend policy. Any future determination as to the payment of dividends will be at the discretion of the Board of Directors and will depend on a number of factors, including future earnings, capital requirements, financial condition and other factors the Board of Directors deems relevant.

Stock Split

         In conjunction with the planning of the Iowa-Only Offering, on April 16, 1999, the Board of Directors effected a five-for-one split of our common stock. The principal objective of the split was to increase the public float of outstanding shares prior to the Iowa-Only Offering, dated July 30, 1999. On June 9, 1998, our Board of Directors effected a three-for-one split of our common stock.

Warrants

         In order to continue the expansion and fund our operations until the completion of the Iowa-Only Offering, from May 15 to June 15, 1999, we offered to our existing shareholders the opportunity to purchase additional shares of common stock and four (4) warrants to buy additional shares of common stock for each share purchased. We sold to 192 shareholders (i) 66,979 shares of common stock for an aggregate offering price of $334,895 and (ii) 66,979 warrants to purchase 267,916 additional shares. The warrants are exercisable at any time on or prior to June 15, 2002 at a purchase price equal to $5.00 per share. We also issued warrants to exercise the purchase of 30,000 shares for professional legal representation. These warrants are exercisable at any time on or prior to March 31, 2003 at a purchase price equal to $0.01 per share.

Options

         To provide additional incentives to employees, we have granted nonqualified compensatory stock options on our common stock according to an Option Plan for 1998 and 1999. Under the 1998 Option Plan, we granted options for prior services to purchase 367,400 shares at $0.29 per share, which are fully vested, and 100,000 shares at $4.25 per share for prior services that vest half on January 1, 2000 and half on January 1, 2001. Under the 1999 Option Plan, we granted options to purchase 560,000 shares at $5.00 per share that vest quarterly from January 1, 2000 through September 30, 2003.

Voting Rights

         All shares have equal voting rights and, when validly issued and outstanding, have one vote per share in all matters to be voted upon by the shareholders. A majority vote is required on all corporate action. Cumulative voting in the election of directors is not allowed, which means that the holders of more than 50% of the outstanding shares can elect all the directors as they choose to do so and, in this event, the holders of the remaining shares will not be able to elect any directors. See also the discussion of management ownership and control under the heading "Risk Factors."

Transfer Agent

                  Signature Stock Transfer, Inc.
                  14675 Midway Road, Suite #221
                  Addison, Texas 75001
                  (972) 788-4193


                              PLAN OF DISTRIBUTION

         Shares covered by this prospectus may be offered and sold from time to time by the selling shareholders. The selling shareholders will act independently of the Company in making decisions with respect to the timing, manner and size of each sale. The selling shareholders may sell the shares on the NASDAQ SmallCap Market(TM) or the NASD Over-the-Counter Bulletin Board at prices and at terms then prevailing or in private sales at negotiated prices directly or through brokers. The selling shareholders and any underwriter, dealer or agent who participates in the distribution of the shares may be deemed to be underwriters under the Securities Act of 1933, and any discount, commission or concession received by these persons might be deemed to be an underwriting discount or commission under the Securities Act. We have agreed to indemnify the selling shareholders against some liabilities arising under the Securities Act. Any broker-dealer participating in transactions as agent may receive commissions from the selling shareholders, and, if acting as agent for the purchaser of the shares, from the purchaser.

         The selling shareholders will pay usual and customary brokerage fees. Broker-dealers may agree with the selling shareholders to sell a specified number of shares at a stipulated price per share and, to the extent the broker-dealer is unable to do so acting as agent for the selling shareholders, to purchase as principal any unsold shares at the price required to fulfill the broker-dealer commitment to the selling shareholders. Broker-dealers who acquire shares as principal may then resell the shares from time to time in transactions in the over-the-counter market, in negotiated transactions or by a combination of these methods of sale, at market prices prevailing at the time of sale or at negotiated prices, and in connection with resales may pay to or receive from the purchasers of the shares commissions as described above.

         We have advised the selling shareholders that the anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of shares in the market and to the activities of the selling shareholders and any affiliate. The selling shareholders have advised us that during the time as the selling shareholders may be engaged in the attempt to sell shares registered under this prospectus, they will:

     . not engage in any stabilization activity in connection with any of the shares;
     . not bid for or purchase any of the shares or any rights to acquire the shares, or attempt to induce any person to purchase any of the shares or rights to acquire the shares other than as permitted under the Exchange Act;
     . not effect any sale or distribution of the shares until after the prospectus shall have been appropriately amended or supplemented, if required, to describe the terms of the sale or distribution; and
     . effect all sales of shares in broker's transactions through broker-dealers acting as agents, in transactions directly with market makers, or in privately negotiated transactions where no broker or other third party, other than the purchaser, is involved.

         The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the Shares against some liabilities, including liabilities arising under the Securities Act. Any commissions paid or any discounts or concessions allowed to any broker-dealers, and any profits received on the resale of shares, may be deemed to be underwriting discounts and commissions under the Securities Act if the broker-dealers purchase shares as principal. In order to comply with the securities laws of some states, if applicable, the shares will be sold in some jurisdictions only through registered or licensed brokers or dealers. In some states, the shares may not be sold unless registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with. No sales may be made under this prospectus after January ___, 2002 unless we amend or supplement this Prospectus to indicate that we have agreed to extend the period of effectiveness. There can be no assurance that the selling shareholders will sell all or any of the Shares offered under this Prospectus.

                              ERISA CONSIDERATIONS

         Persons who contemplate purchasing shares on behalf of Qualified Plans are urged to consult with tax and ERISA counsel regarding the effect of any purchase and, further, to determine that such a purchase will not result in a prohibited transaction under ERISA, the Code or a violation of some other provision of ERISA, the Code or other applicable law. We will rely on the determination made by other persons.

                                  LEGAL MATTERS

         Duncan, Blum & Associates, Bethesda, Maryland and Washington, D.C., will pass upon the validity of shares being offered by this prospectus for Mirenco.


                                     EXPERTS

         The financial statements included in this prospectus and in the registration statement have been audited by Grant Thornton LLP, independent certified public accountants, to the extent and for the period set forth in their report, appearing elsewhere herein and in the registration statement, and are included in reliance upon this report being given upon the authority of said firm as experts in auditing and accounting. There has been no change in accountants since our inception, and there are no disagreements with our accountants on accounting and financial disclosure.

                              AVAILABLE INFORMATION

         As a result of these shares being registered pursuant to the prospectus and associated registration statement, Mirenco concurrently becomes subject to the informational and periodic reporting requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, Company annual (Form 10-KSB), quarterly (Form 10-QSB), and periodic material reports (Form 8-KSB) will become available and accessible as outlined below.

         Since our periodic reporting responsibility arose only concurrently with the date of this prospectus, we have not yet filed any annual, quarterly, or other special reports; proxy statements; or any other information with the Securities and Exchange Commission beyond this registration statement. You may read and copy any document we do file at the Securities and Exchange Commission's public reference rooms in Washington, D.C.; New York, New York; and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings will also be available to the public from the Securities and Exchange Commission's web site at "http://www.sec.gov."

         We have filed this registration statement on Form SB-2 with the Securities and Exchange Commission to register the offering of the shares of common stock offered pursuant to this prospectus. This prospectus is part of that registration statement and, as permitted by the Securities and Exchange Commission's rules, does not contain all of the information included in the registration statement. For further information about us, this offering and our securities, you may refer to the registration statement and its exhibits and schedules as well as to the documents described below. You may review and copy these documents at the public reference facilities maintained by the Securities and Exchange Commission or on the Securities and Exchange Commission's website as described above.

         This prospectus may contain summaries of contracts or other documents. Because they are summaries, they will not contain all of the information that may be important to you. If you would like complete information about a contract or other document, you should read the copy filed as an exhibit to the registration statement or incorporated in the registration statement by reference. You may request a copy of these filings, at no cost, by writing to or calling Richard Evans, Mirenco, Inc., 206 May St., P.O. Box 343, Radcliffe, Iowa 50230, (800) 423-9903. You may also obtain information from our web site at www.mirenco.com

                   [Balance of page intentionally left blank.]

                                                                     APPENDIX I

                              FINANCIAL STATEMENTS
                                       AND
                              REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

                                  MIRENCO, INC.
                          (a development stage company)

                           December 31, 2000 and 1999

                                    CONTENTS

                                                               Page
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS              I-3

BALANCE SHEETS                                                  I-4
STATEMENTS OF OPERATIONS                                        I-5
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)          I-6
STATEMENTS OF CASH FLOWS                                        I-7
NOTES TO FINANCIAL STATEMENTS                                   I-8

       REPORT OF INDEPENDENT
    CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
MIRENCO, Inc.

We have audited the accompanying balance sheets of MIRENCO, Inc. (a development stage company) as of December 31, 2000 and 1999, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 2000 and 1999 and for the period from February 21, 1997 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MIRENCO, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999 and for the period from February 21, 1997 (inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Kansas City, Missouri
January 19, 2001

                                 MIRENCO, Inc.
                         (a development stage company)

                                BALANCE SHEETS

                                                                                 December 31,            December 31,
                                                                                    2000                     1999
                                                                               --------------            -------------
             ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                 $    5,692,063            $     711,612
     Accounts receivable                                                               40,367                  108,709
     Inventories                                                                       92,501                   37,050
     Other                                                                            170,352                   77,034
                                                                               --------------            -------------
                   Total current assets                                             5,995,283                  934,405

PROPERTY AND EQUIPMENT, net                                                           651,463                   19,001

PATENTS AND TRADEMARKS, net of accumulated amortization
     of $1,864 and $328 in 2000 and 1999, respectively                                  7,936                    9,472

OTHER ASSETS                                                                            9,766                        -
                                                                               --------------            -------------
                                                                               $    6,664,448            $     962,878
                                                                               ==============            =============

             LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
     Accounts payable                                                          $       19,359            $      83,058
     Accrued liabilities                                                               50,551                   43,791
                                                                               --------------            -------------
                   Total current liabilities                                           69,910                  126,849

COMMITMENTS AND CONTINGENCIES                                                               -                        -

STOCK SUBJECT TO RESCISSION OFFER
     Common stock, no par value; 1,561,248 and 166,220 shares
             issued and outstanding at December 31, 2000
             and 1999, respectively                                                 7,806,240                  831,100

STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock, no par value; 30,000,000 shares authorized,
             11,697,779 shares issued and outstanding                                 731,290                  876,778
     Additional paid-in capital                                                     1,714,954                1,939,954
     Deficit accumulated during development stage                                  (3,657,946)              (2,811,803)
                                                                               --------------            -------------
                                                                                   (1,211,702)                   4,929
                                                                               --------------            -------------
                                                                               $    6,664,448            $     962,878
                                                                               ==============            =============


       The accompanying notes are an integral part of these statements.

                                 MIRENCO, Inc.
                         (a development stage company)

                           STATEMENTS OF OPERATIONS

                                                                                             Period from
                                                                                             February 21,
                                                                                                 1997
                                                     Year ended           Year ended        (inception) to
                                                    December 31,         December 31,        December 31,
                                                        2000                 1999                2000
                                                 ------------------   -----------------   -----------------
Sales                                            $          110,128   $         195,295   $         357,573

Cost of sales                                               174,289             144,162             387,158
                                                 ------------------   -----------------   -----------------

           Gross profit (loss)                              (64,161)             51,133             (29,585)

Salaries and wages                                          515,705             197,022             712,727
Stock-based compensation                                          -              75,000           1,933,054
Royalty expenses                                              3,304               8,739              21,833
Marketing and advertising                                    70,768              27,797             129,878
Other general and administrative expenses                   403,390             279,425           1,068,685
                                                 ------------------   -----------------   -----------------

                                                            993,167             587,983           3,866,177
                                                 ------------------   -----------------   -----------------

           Loss from operations                          (1,057,328)           (536,850)         (3,895,762)

Other income (expense)
     Interest income                                        226,175              12,351             252,806
     Interest expense                                       (14,990)                  -             (14,990)
                                                 ------------------   -----------------   -----------------
                                                            211,185              12,351             237,816
                                                 ------------------   -----------------   -----------------

           NET LOSS                              $         (846,143)  $        (524,499)  $      (3,657,946)
                                                 ==================   =================   =================
Net loss per share available for common
  shareholders - basic and diluted               $            (0.07)  $           (0.05)
                                                 ==================   =================
Weighted-average shares outstanding -
  basic and diluted                                      12,721,769          11,735,001
                                                 ==================   =================


       The accompanying notes are an integral part of these statements.

                                 MIRENCO, Inc.
                         (a development stage company)
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)




                                                                                          Deficit
                                                                         Additional     accumulated
                                                 Common stock             paid-in         during
                                           -------------------------
                                             Shares        Amount         capital    development stage        Total
                                           -----------   -----------    -----------  -----------------    -----------

Balance at February 21, 1997 (inception)     9,000,000   $       500    $      --      $      --      $       500

Issuance of stock                              749,550       249,850           --             --          249,850

Net loss                                          --            --             --          (94,762)       (94,762)
                                           -----------   -----------    -----------    -----------    -----------

Balance at December 31, 1997                 9,749,550       250,350           --          (94,762)       155,588

Issuance of stock                            1,065,525       355,175           --             --          355,175

Issuance of stock for services rendered         90,000        30,000           --             --           30,000

Issuance of stock                              550,125       183,375           --             --          183,375

Issuance of stock for services rendered        117,000        39,000           --             --           39,000

Issuance of stock for services rendered         58,600        58,600           --             --           58,600

Issuance of stock options                         --            --        1,730,454           --        1,730,454

Net loss                                          --            --             --       (2,192,542)    (2,192,542)
                                           -----------   -----------    -----------    -----------    -----------

Balance at December 31, 1998                11,630,800       916,500      1,730,454     (2,287,304)       359,650

Distribution to stockholders                      --            --          (15,200)          --          (15,200)

Issuance of stock                               66,979       334,895           --             --          334,895

Offering costs                                    --        (374,617)          --             --         (374,617)

Issuance of warrants for
  services rendered                               --            --          149,700           --          149,700

Issuance of stock options                         --            --           75,000           --           75,000

Net loss                                          --            --             --         (524,499)      (524,499)
                                           -----------   -----------    -----------    -----------    -----------

Balance at December 31, 1999                11,697,779       876,778      1,939,954     (2,811,803)         4,929

Offering costs                                    --        (145,488)          --             --         (145,488)

Distribution to stockholders                      --            --         (225,000)          --         (225,000)

Net loss                                          --            --             --         (846,143)      (846,143)
                                           -----------   -----------    -----------    -----------    -----------

Balance at December 31, 2000                11,697,779   $   731,290    $ 1,714,954    $(3,657,946)   $(1,211,702)
                                           ===========   ===========    ===========    ===========    ===========

        The accompanying notes are an integral part of this statement.

                                 MIRENCO, Inc.
                         (a development stage company)

                           STATEMENTS OF CASH FLOWS

                                                                                                   Period from
                                                                                                   February 21,
                                                                                                       1997
                                                             Year ended          Year ended       (inception) to
                                                            December 31,        December 31,       December 31,
                                                                2000                1999               2000
                                                         ------------------- ------------------- ------------------
Cash flows from operating activities
   Net loss                                                      $ (846,143)         $ (524,499)      $ (3,657,946)
   Adjustments to reconcile net loss to net cash
    and cash equivalents used in operating activities:
      Stock-based compensation                                         -                 75,000          1,933,054
       Depreciation and amortization                                 18,783               1,229             20,012
       (Increase) decrease in assets:
          Accounts receivable                                        68,342            (102,988)           (40,367)
          Inventories                                               (55,451)             59,150            (92,501)
          Other                                                    (103,084)             11,719           (105,268)
      Increase (decrease) in liabilities:
          Accounts payable                                          (63,699)             78,123             19,359
          Accrued liabilities                                         6,790              43,791             50,551
                                                         ------------------- ------------------- ------------------
            Net cash used in operating activities                  (974,462)           (358,475)        (1,873,106)

Cash flows from investing activities
  Purchase of property and equipment                               (649,709)            (19,902)          (669,611)
  Purchase of patents and trademarks                                   -                 (9,800)            (9,800)
                                                         ------------------- ------------------- ------------------
            Net cash used in investing activities                  (649,709)            (29,702)          (679,411)

Cash flows from financing activities
  Proceeds from sale of stock, net
     of offering costs                                            6,829,652             866,228          8,484,780
  Distribution to stockholders                                     (225,000)            (15,200)          (240,200)
                                                         ------------------- ------------------- ------------------
            Net cash provided by financing activities             6,604,652             851,028          8,244,580
                                                         ------------------- ------------------- ------------------

Increase in cash and cash equivalents                             4,980,481             462,851          5,692,063

Cash and cash equivalents, beginning of period                      711,612             248,761               -
                                                         ------------------- ------------------- ------------------

Cash and cash equivalents, end of period                        $ 5,692,093           $ 711,612        $ 5,692,063
                                                         =================== =================== ==================

       The accompanying notes are an integral part of these statements.

                                 MIRENCO, Inc.
                         (a development stage company)

                         NOTES TO FINANCIAL STATEMENTS

                          December 31, 2000 and 1999

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.    Nature of Business

    MIRENCO, Inc. (the Company) was incorporated as an Iowa corporation in 1997. The Company is a marketing company that distributes a variety of automotive and aftermarket products for which they have exclusive licensing rights. The products primarily reduce emissions and increase vehicle performance. The Company's products are sold primarily in the domestic market.

    2.    Cash and Cash Equivalents

    The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Interest income is generated from cash invested in these short-term financial instruments.

    3.    Revenue Recognition

    Revenue is recognized from sales when a product is shipped and from services when they are performed.

    4.    Inventories

    Inventories, consisting of purchased finished goods ready for sale, are stated at the lower of cost (as determined by the first-in, first-out method) or market.

    5.    Income Taxes

    The Company accounts for income taxes under the asset and liability method where deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates applied to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are recognized to the extent management believes that it is more likely than not that they will be realized.

    6.    Patents and Trademarks

    Patents and trademarks will be amortized on the straight-line method over their remaining legal lives of 9 years. The Company recorded amortization expense in 2000 and 1999 of $1,536 and $328, respectively.

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

    7.    Property and Equipment

    Property and equipment are stated at cost. The Company provides for depreciation on the straight-line method over the estimated useful lives of three years for computer equipment, five years for manufacturing and test equipment and other equipment, and 39 years for building.

    8.    Impairment of Long-Lived Assets

     Impairment losses are recognized for long-lived assets when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover their carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount.

    9.    Stock-Based Compensation

    The Company has adopted the disclosure provisions of Statement of Financial Accounting Standards No. 123 ("SFAS No. 123"), "Accounting for Stock-Based Compensation," and elected to continue the accounting set forth in Accounting Principles Board Opinion No. 25 ("APB No. 25"), "Accounting for Stock Issued to Employees." This opinion requires that for options granted at less than fair market value, a compensation charge must be recognized for the difference between the exercise price and fair market value.

    10.   Net Loss Per Share

    Basic net loss per share is calculated on the basis of the weighted-average number of common shares outstanding during the periods, which includes the effects of all stock splits. Net loss per share, assuming dilution, is calculated on the basis of the weighted-average number of common shares outstanding and the dilutive effect of all potential common stock equivalents. Net loss per share assumes dilution for the years ended December 31, 2000 and 1999 is equal to basic net loss per share, since the effect of common stock equivalents outstanding during the periods is antidilutive.

    11.   Fair Value of Financial Instruments

    The Company's financial instruments consist of cash, accounts receivable, accounts payable, and accrued expenses. The carrying amounts of financial instruments approximate fair value due to their short maturities.

    12.   Royalty Expense

    Royalty expense is recorded and paid based upon the sale of products, services, and rights related to patents according to a contractual agreement (See Note I).

    13.   Advertising

    Advertising costs are charged to expense as incurred.

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     14.  Offering Costs

    Specific incremental costs directly attributable to the Company's equity offerings, including advertisements in newspaper, radio and direct mail, letters, printing costs and certain identifiable legal fees, are charged against the gross proceeds of the offerings.

     15.  Software Development Costs

    The Company capitalizes software development costs when project technological feasibility is established and concludes when the product is ready for release. To date, no amounts have been capitalized. Research and development costs related to software development are expensed as incurred.

     16.  Research and Development

    The Company expenses research and development costs as incurred. Such costs include certain prototype products, test parts, consulting fees, and costs incurred with third parties to determine feasibility of products. Costs incurred for research and development were $48,253 and $13,415 in 2000 and 1999, respectively.

     17.  Accounts Receivable

    The Company considers accounts receivable to be fully collectible; accordingly no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

     18.  Use of Estimates

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - REALIZATION OF ASSETS

    The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. During the Company's development stage, management and other personnel are focused on fund raising in lieu of product sales. This is consistent with the management belief that the Company would be negatively impacted if it attempted to implement an underfunded business plan. However, as part of management's strategy, the Company in 1999 hired a Chief Operating Officer to oversee sales and cost control, a President to oversee marketing and shareholder relations and a Chief Financial Officer to establish internal controls, control expenses and oversee external and internal reporting. These hires were accomplished while management also sought to maintain a low level of expenses, no debt and low business liabilities prior to implementing the business plan. The Company's ability to raise capital through its direct public offering in the State of Iowa is critical to its continued existence such that failure to raise adequate capital could materially impact the Company's ability to implement its business plan. Management believes these steps and the funds raised are sufficient to provide the Company the ability to continue in existence.

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999

NOTE C - OTHER CURRENT ASSETS

  Other assets consisted of the following at December 31,


                                                                           2000            1999
                                                                        ----------      ---------
    Prepaid legal, stock-based (note K)                                   $ 74,850        $74,850
    Interest receivable                                                     91,966              -
    Nontrade receivables                                                     3,536          2,184
                                                                         ---------       --------
                                                                          $170,352        $77,034
                                                                         =========       ========


NOTE D - PROPERTY AND EQUIPMENT

  Property and equipment consisted of the following at December 31,

                                                                           2000            1999
                                                                        ----------      ---------
    Computer equipment                                                    $ 35,199        $19,902
    Manufacturing and test equipment                                        45,811              -
    Other equipment                                                         27,499              -
                                                                        ----------      ---------
                                                                           108,509         19,902
         Less accumulated depreciation                                     (18,148)          (901)
    Building-in-progress construction                                      561,102              -
                                                                        ----------      ---------
                                                                          $651,463        $19,001
                                                                        ==========      =========


 The Company recorded $17,247 and $901, respectively, of depreciation expense for the years ended December 31, 2000 and 1999.


NOTE E - ACCRUED LIABILITIES

 Accrued expenses consisted of the following at December 31,


                                                                           2000            1999
                                                                        ----------      ---------
    Royalty                                                                $   920        $20,024
    Payroll and payroll taxes                                               15,060         12,402
    Other                                                                   19,581         11,365
    Interest                                                                14,990              -
                                                                        ----------      ---------
                                                                           $50,551        $43,791
                                                                        ==========      =========

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999


NOTE F - CONCENTRATION OF CUSTOMERS

 The Company had four customers that accounted for 100% of 2000 sales and 91% of 1999 sales. A major customer is considered to be any customer who accounts for 10% or more of the Company's total sales.


NOTE G - LEASES

 The Company leases office space and equipment from a related party under an operating lease expiring in December 2001 or at the completion of its new facility. Future minimum lease payments at December 31, 2000 total $14,400 for the year ending December 31, 2001.

 The Company entered into a lease agreement with its majority stockholder for the land on which the Company is constructing a new facility. The lease establishes a perpetual term commencing October 1, 2000 at zero rental cost to the Company (See Note I).

 Total rental expense for this operating lease was $14,400 for each of the years ended December 31, 2000 and 1999.


NOTE H - INCOME TAXES

 Deferred taxes relate to amounts recognized for financial reporting which have not yet been recognized for income tax reporting. The tax effects of temporary differences related to assets and liabilities were as follows at December 31,


                                                      2000            1999
                                                  -----------     ------------

Deferred tax assets
    Net operating loss carryforward               $  (990,000)       $(309,900)
    Stock-based compensation                         (613,900)        (613,900)
                                                  -----------        ---------
                                                   (1,603,900)        (923,800)
    Deferred tax liability
       Accelerated depreciation                         2,780                -
       Amortization                                     2,010                -
                                                  -----------        ---------
                                                        4,790                -
                                                  -----------        ---------
                                                   (1,599,110)        (923,800)
            Less valuation allowance                1,599,110          923,800
                                                  -----------        ---------
    Net deferred tax                              $         -        $       -
                                                  ===========        =========

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999


NOTE H - INCOME TAXES - Continued

 The valuation allowance was established to reduce the deferred tax asset to an amount that will more likely than not be realized. The reduction is necessary given the Company's development stage, inability to generate profitable operations, and uncertainty about its ability to utilize net operating loss carryforwards before they expire starting in 2007. The valuation allowance was increased by $675,310 and $178,300 in fiscal years 2000 and 1999, respectively.

 The income tax benefit reflected in the statements of operations differs from the amounts computed at federal statutory income tax rates. The principal differences are as follows:

                                                 2000            1999
                                              ----------     -------------
Federal income tax benefit computed at
   statutory rate                              $(277,800)      $ (178,300)
Installment of prior NOL carryforward           (397,510)               -
Increase in valuation allowance                  675,310          178,300
                                              ----------     ------------
    Net deferred tax                           $       -       $        -
                                              ==========     ============



NOTE I - RELATED PARTY TRANSACTIONS

 The Company rents office space and equipment from a company that is wholly owned by the majority stockholder of the Company. Rental payments for these operating leases were $14,400 for each of the years ended December 31, 2000 and 1999.

 The Company entered into a lease with its majority stockholder for the land on which the Company is constructing a new facility. The lease establishes a perpetual term commencing October 1, 2000 a zero cost to the Company. The lease provides the Company with a buyout option upon the death of the majority stockholder at the then unimproved fair market value. In the event the Company defaults on the payment of any taxes or insurance or to perform any other obligation under the lease, or voluntarily declares bankruptcy, any of which are not cured within ten days or other reasonable time, the majority stockholder, as landlord, may terminate the lease, requiring the Company to vacate.

 The Company had an agreement with a company that is wholly owned by the majority stockholder of the Company to provide personnel and administrative services during 1999. Total expense incurred under this agreement was $71,911.

 On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks from a company whose stockholders have controlling ownership in the Company for an initial price of $25,000. The patents and trademarks were recorded as a lump-sum purchase at the affiliate's carrying value, $9,800, at the date of purchase. The remaining $15,200 was recorded as a distribution to stockholders. Another payment per terms of the patent purchase agreement, $225,000, was paid in July 2000 and accounted for as a distribution to stockholders upon the completed sale of 1,000,000 shares of stock offered to the public. Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for 20 years commencing November 1999. This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent. From January 1 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly. The Company paid royalty fees to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2000 and 1999 in the amounts of $3,304 and $8,739, respectively.

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999


NOTE J - COMMON STOCK OPTIONS

 During 1998, the Company established a nonqualified stock option plan (1998
 Plan) pursuant to which options for up to 1,200,000 shares of the Company's authorized but unissued common stock may be granted to employees and certain nonemployees. During 1999, the Company adopted the 1999 Stock Option Plan (1999 Plan), which provides for granting of options to officers, employees, advisors and consultants of the Company, for the purchase of up to a total of 750,000 shares of the Company's authorized but unissued common stock. At December 31, 2000, options for an aggregate of 1,027,400 shares had been granted as shown below. The Company accounts for stock options in accordance with APB Opinion No. 25 and related interpretations, and compensation expense has been recorded in the amount of $75,000 for the year ended December 31, 1999, related to stock options granted for services rendered prior to the grant date.

 On December 31, 1998, the Company granted 367,400 options to employees pursuant to its 1998 plan. The options are fully vested. The option price is $0.29. Compensation expense of $1,730,454 was recorded related to these options for the year ended December 31, 1998. The options expire December 31, 2008.

 On June 15, 1999, the Company granted 100,000 options to an employee for past service pursuant to its 1998 plan. The options vest 50,000 shares at January 1, 2000, and the remaining shares vest and are exercisable at January 1, 2001. Compensation expense of $75,000 was recorded related to these options. The option price is $4.25 and expires June 15, 2009.

 On December 31, 1999, the Company granted 560,000 options to two key employees pursuant to its 1999 plan. The options vest quarterly, starting January 1, 2000, through September 30, 2003. The option price is $5.00 and expires September 30, 2008. No compensation expense was recorded related to these options.

                                                         Number of shares             Price
                                                 --------------------------------
                                                  Outstanding        Exercisable    per share
                                                 -------------      -------------  -----------
              Outstanding, January 1, 1999           367,400           367,400          $0.29

              Granted                                660,000                 -           4.88
                                                 -----------        ----------     ----------
              Outstanding, December 31, 1999       1,027,400           367,400           3.24

              Granted                                      -                 -              -
                                                 -----------        ----------     ----------
              Outstanding, December 31, 2000       1,027,400           367,400          $3.24
                                                 ===========        ==========     ==========


 Had compensation cost for the plan been determined based on the fair value of the options at the grant date, the Company's net loss would have increased by $156,000 in 2000 and $638,000 in 1999, resulting in a net loss for the years ended December 31, 2000 and 1999 in the amounts of $1,002,143 and $1,162,499, respectively. Net loss per share would have been $(0.08) and $(0.10) for the years ended December 31, 2000 and 1999, respectively.

  The following table summarizes information about options outstanding at December 31, 2000 and 1999 under the Compensatory Stock Option Plan:

                                 MIRENCO, Inc.
                         (a development stage company)

                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

                          December 31, 2000 and 1999


NOTE J - COMMON STOCK OPTIONS - Continued

                                2000 Compensatory Stock Options and Warrants
                                --------------------------------------------

                                   Options outstanding                          Options exercisable
     -------------------------------------------------------------------   --------------------------------
                                      Weighted average
         Range of          Number         Remaining     Weighted-average     Number        Weighted-average

      exercise prices    outstanding  contractual life    exercise price   exercisable     exercisable price
     -----------------   -----------  ----------------    --------------   -----------    ------------------
        $0.29 to $5.00     1,027,400        7.91 years       $      3.24       577,400        $        1.94

                                1999 Compensatory Stock Options and Warrants
                                --------------------------------------------

                                   Options outstanding                          Options exercisable
     -------------------------------------------------------------------   --------------------------------
                                      Weighted average
         Range of          Number         Remaining     Weighted-average     Number        Weighted-average

      exercise prices    outstanding  contractual life    exercise price   exercisable     exercisable price
     -----------------   -----------  ----------------    --------------   -----------    ------------------
        $0.29 to $4.25     1,027,400        8.82 years       $      2.83       367,400        $        0.29



     The fair value of the options granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for 2000 and 1999: dividend yield of zero percent; risk-free interest rate of 6%; assumed forfeiture of zero percent; and expected lives of 8-10 years.


NOTE K - STOCKHOLDERS' EQUITY

     In May 1997, the Company's Board of Directors authorized the Company to sell up to 200,000 shares of common stock at $5 per share in a SCOR offering in the State of Iowa. Total shares issued were 156,680, which resulted in proceeds of $788,400.

     In 1998, the Company issued 6,000 shares of common stock at $5 per share for legal fees incurred.

     In 1998, the Company's Board of Directors authorized the issuance of 19,520 shares of common stock to key employees for services rendered in 1998 and 1999. In conjunction with the issuance of the shares, the Company recorded compensation expense of $97,600, which approximated the fair market value of the shares at the time of issuance.

     The Company's common stock was split three-for-one in June 1998 and five-for-one in April 1999.

     On May 15, 1999, the Company's stockholders authorized the Company to sell up to 150,000 shares of the Company's common stock at $5 per share. These shares will also require the Company to issue four stock warrants for each share of common stock purchased. The exercise price for these warrants totals $5 per share and may be exercised at any time prior to June 15, 2002. Total shares issued were 66,979, which resulted in proceeds of $334,895. At December 31, 2000 and 1999, the Company had 267,916
     outstanding warrants.

                                  MIRENCO, Inc.
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                           December 31, 2000 and 1999


NOTE K - STOCKHOLDERS' EQUITY - Continued

     The Company's stockholders authorized the Company to sell up to 2,000,000 shares of common stock at $5 per share in a direct public offering in the State of Iowa, the "Iowa Only Offering."

     The proceeds from the Iowa-Only Offering will be used to fund additional sales and marketing activities, research and development efforts for new products, working capital, and operational costs. (See Note L) In addition, funds will be used to construct a state-of-the-art warehouse and distribution center, which will also house the corporate offices of the Company. As of December 31, 2000 and 1999, 1,561,248 and 166,220 shares had been sold, respectively.

     In 1999, the Company issued 30,000 warrants at an exercise price of $0.01 for legal fees. As of December 31, 2000, $74,850 has been accounted for as offering costs. The remaining $74,850 is accounted for as prepaid legal costs until the completion of the Company's registration under the Securities Act of 1933.

NOTE L - STOCK SUBJECT TO RESCISSION OFFER

     On August 12, 2000, the Company determined that resales of Iowa-Only shares by Iowa residents to non-Iowa residents violated certain provisions of the Securities Act of 1933. In response, the Company is undertaking an offering to rescind the earlier Iowa-Only Offering. As a result, the Iowa-Only Offering Shares, 1,561,248 shares, in the amount of $7,806,240, have been classified as temporary equity.

     Once approved for distribution, the rescission offer will be outstanding for approximately thirty days. Iowa-Only Offering Shareholders have the option to reject the Rescission Offer or to take no action within the thirty days, thereby retaining their outstanding Iowa-Only Offering Shares, or to accept the Rescission Offer. For Iowa-Only Offering Shareholders electing to rescind their ownership, the rescission is expected to be paid in cash. The maximum obligation is estimated at $8,100,000, including the original investment plus interest at approximately 8% per year. As of December 31, 2000, the Company was liable for interest in the amount of $14,990.

     As a result of the Rescission Offer, the Company has classified the Iowa-Only Offering Shares and proceeds as temporary equity. These shares will remain in temporary equity until such time as the violations under the securities laws have been cured. Subsequent to the close of the Rescission Offer, the Company believes that Iowa-Only Offering Shareholders are estopped from arguing injury. However, the Company will continue to be contingently liable to such shareholders during the statute of limitations, a period of one year from the date of the Rescission Offer. The Company is unable to quantify the amount of such contingent liability, the claim must be brought through individual lawsuit, the Company intends to vigorously defend any such lawsuit believing it has valid defenses, and, finally, management considers the probability that it will incur any obligation under such contingent liability as remote. The Company will continue to assess the effect of this contingent liability on its financial statements during the one-year period.

     If all of the Iowa-Only Offering Shareholders elect to rescind their investment, it will materially affect the Company's financial position, results of operations and cash flows. If, during the subsequent one year that the Company continues to be contingently liable, to the extent that any of the Iowa-Only Offering Shareholders obtain a judgment for damages against the Company, if material, the judgment could impact the Company's liquidity and its ability to implement its business plan and continue as a going concern.

                                                                     APPENDIX II

           LISTS OF PASSIVE AND POST-RESCISSION SELLING SHAREHOLDERS

Appendix           Page Numbers           Description

II.A.              II-2 to II-7           Passive Investors with Warrants
II.B.              II-8 tp II-85          Post-Rescission Investors in Iowa-Only
                                          Offering

                                APPENDIX II.A.

                        PASSIVE INVESTORS WITH WARRANTS

                                                            Amount Beneficially     Maximum
                                                                   Owned          Amount to be   Percent of
Passive Investors with Warrants                              Prior to Offering        Sold          Class
Bryce Abbas or Janita Abbas  TIC                                      80                80          0.001%
Laverne Ackerman Trust                                             2,400             2,400          0.020%
Michael T Arpy and/or Julie K Arpy JTWROS                            800               800          0.007%
Darrel D Arrowood and/or Shirley A Arrowood JTWROS                 2,400             2,400          0.020%

Wendell W Bailey and/or Donna L Bailey JTWROS                      1,600             1,600          0.013%
Dennis G Baker and/or Kathy L Baker JTWROS                         2,400             2,400          0.020%
Brian N Barber and/or Billie L Barber JTWROS                         400               400          0.003%
Daryl Beenken                                                        640               640          0.005%
Tracy Below                                                          400               400          0.003%

James L Belzer and/or Beverly A Belzer JTWROS                      1,600             1,600          0.013%

Gary A Bensley and/or Velda J Bensley JTWROS                         400               400          0.003%

Bruce B Bergeson and/or Stacie Bergeson and/or Shannon
Bergeson and/or Sara Bergeson JTWROS                                 800               800          0.007%
JR Bestell or Traci L Bestell  TIC                                   400               400          0.003%
Erma V Blome                                                       1,600             1,600          0.013%
Robert Blome and/or Ruth Blome JTWROS                              1,600             1,600          0.013%
Hope Bossard and/or Kim Bossard JTWROS                               800               800          0.007%
Daniel F Brennecke and/or Sandra M Brennecke JTWROS                   80                80          0.001%
David L Brennecke                                                    800               800          0.007%
Elaine J Brennecke                                                    80                80          0.001%
Frank Brennecke                                                    2,000             2,000          0.016%
Frank Brennecke and/or Jennifer Brennecke and/or Douglas
Brennecke JTWROS                                                      80                80          0.001%
Jackie L Brennecke                                                   480               480          0.004%
Ronald L Briggs and/or Carol A Briggs JTWROS                         800               800          0.007%

David A Brightwell and/or Linda M Brightwell JTWROS                1,600             1,600          0.013%
Gary L Brinkmeyer                                                    400               400          0.003%

Charlene A Brown and/or Jerry L Brown JTWROS                         400               400          0.003%
Susan P Brunskill                                                  2,000             2,000          0.016%
BTI Investment Club                                                  800               800          0.007%
Gary B Buck and/or Juli A Buck JTWROS                                800               800          0.007%
Jason P Buck and/or Emily L Buck JTWROS                              800               800          0.007%
James J Buri and/or Karen K Buri JTWROS                              400               400          0.003%
Miles L Butler                                                       400               400          0.003%

Jim Carpenter and/or Lisa Carpenter JTWROS                           400               400          0.003%
Jennifer N Charlier                                                  160               160          0.001%

Denny S Chaussee and/or Marcy Chaussee JTWROS                      4,000             4,000          0.033%
Paul J Cody                                                          400               400          0.003%
Jeanie Cook or Andrew Cook  TIC                                       80                80          0.001%
Tim H Danger and/or Jana L Danger JTWROS                             320               320          0.003%
Carol L Davey and/or Diane L Jones and/or Charles L Davey
and/or Larry D Davey JTWROS                                          400               400          0.003%
Raymond Davis                                                      1,760             1,760          0.014%
James D Deimerly                                                     400               400          0.003%
Jill Deimerly                                                        400               400          0.003%
George Dixon                                                       3,600             3,600          0.029%

Richard R Drake and/or Phyllis A Drake JTWROS                      4,000             4,000          0.033%
Wendell Eike and/or Doris Eike JTWROS                                400               400          0.003%
Timothy J Ellett and/or Cindy K Ellett JTWROS                        400               400          0.003%
John W Elliott and/or Teri D Elliott JTWROS                        2,000             2,000          0.016%
Lynn D Elm                                                         1,600             1,600          0.013%
American Family Trust                                              8,000             8,000          0.065%
Paul W Finch                                                         800               800          0.007%
James N Flora and/or Marian K Flora JTWROS                         1,600             1,600          0.013%

Don L Francois and/or Denise I Francois JTWROS                       400               400          0.003%

Dennis R Frederiksen and/or Joy L Frederiksen JTWROS               1,600             1,600          0.013%
Amy Anderson                                                          40                40          0.000%
Glace Land Management                                              8,000             8,000          0.065%
Jennifer Beare                                                        40                40          0.000%

David L Granzow and/or Polly A Granzow JTWROS                      4,000             4,000          0.033%
Karen Guant                                                           80                80          0.001%
Janice Guldager and/or Carl Guldager JTWROS                        1,600             1,600          0.013%
Robert R Hauser                                                    4,000             4,000          0.033%
Lester L Hay                                                       1,600             1,600          0.013%
Donald C Herridge                                                    800               800          0.007%
Kelly L Herridge and/or Beth A Hill JTWROS                         1,600             1,600          0.013%

Nicholas C Herridge and/or Stacie Lynn Ehlert JTWROS               1,600             1,600          0.013%

Lynn C Herschberger and/or Dawn K Townsend JTWROS                  1,760             1,760          0.014%
Merle L Hibbs                                                      7,200             7,200          0.059%
Kevin L Hockett                                                      400               400          0.003%
Thomas F Hoelscher                                                 2,000             2,000          0.016%
Diane K Hoover                                                       400               400          0.003%
Clifford E Hymes or Frances M Hymes  TIC                             400               400          0.003%
Charles Ingalls and/or Maureen Ingalls JTWROS                        800               800          0.007%
Stephen R Irvine                                                   1,600             1,600          0.013%
Carroll Ivory or Patricia Ivory  TIC                               1,600             1,600          0.013%
Lance K Ivory                                                        800               800          0.007%

Sharon K Ivory                                                       800               800          0.007%
John P Jarman                                                         80                80          0.001%
Richard Jewell                                                       800               800          0.007%
Diane L Jones and/or Marvin R Jones JTWROS                           800               800          0.007%
Gary A Jordan and/or Janice Jordan JTWROS                            400               400          0.003%

Thomas J Jordan and/or Deanna L Jordan JTWROS                        400               400          0.003%
Thomas L Kane                                                        400               400          0.003%

Toby Klauenberg and/or Jennifer Klauenberg JTWROS                    600               600          0.005%
Gene L Kloubec                                                       800               800          0.007%
Jennifer M Kloubec                                                   240               240          0.002%
Jeremy G Kloubec                                                     800               800          0.007%
Irvin Knutson and/or Elsie Knutson JTWROS                            400               400          0.003%
Ron Knutson and/or Nancy Knutson JTWROS                              200               200          0.002%
Vance Koerner and/or Dorothy Koerner JTWROS                        4,800             4,800          0.039%
Dr Kirk Koithan and/or Cheryl Koithan JTWROS                       1,200             1,200          0.010%
George Koithan and/or Evelyn Koithan JTWROS                        3,200             3,200          0.026%
Thomas K Koithan and/or Mary Katherine Koithan and/or
Morgan Koithan JTWROS                                              2,000             2,000          0.016%

Gregory Leon Kraft and/or Ramona Ann Kraft JTWROS                  2,000             2,000          0.016%

Brian J Krause and/or Christine J Krause  JTWROS                     400               400          0.003%

John H Krause and/or Marjorie K Krause JTWROS                        400               400          0.003%
Leroy M Kruse or Ebalena Kruse  TIC                                  400               400          0.003%
Gary Kuhfus                                                          800               800          0.007%

LF Lehmeier and/or Lorraine M Lehmeier JTWROS                        800               800          0.007%
Charles E Leinenbach                                               1,800             1,800          0.015%
Jeff Leinenbach                                                    5,688             5,688          0.047%
Frances L Lindstrom                                                  400               400          0.003%
Donald E Lovig and/or Mary Ann Lovig JTWROS                          400               400          0.003%
Dave Lutterman                                                       800               800          0.007%
Mark Mahlow and/or Bonnie Mahlow JTWROS                              400               400          0.003%
LaVern Maisel and/or Brett Maisel JTWROS                             800               800          0.007%
LaVern Maisel and/or Judith Maisel JTWROS                          1,600             1,600          0.013%
LaVern Maisel and/or Mitchell Maisel JTWROS                          800               800          0.007%
Melissa Mannetter                                                    400               400          0.003%
Sarah M Mannetter                                                    400               400          0.003%

Steve Mannetter and/or Dianne Mannetter JTWROS                       800               800          0.007%
Wayne R Manternach                                                   400               400          0.003%

Dale Martinson and/or Adoline Martinson JTWROS                       400               400          0.003%
Blaine McCurry and/or Lori McCurry JTWROS                          4,000             4,000          0.033%
Howard J McDermott and/or Carol J McDermott JTWROS                   800               800          0.007%
McDonald Construction Inc                                            400               400          0.003%

Nathan B McManus                                                     128               128          0.001%
Tomarra Jo McManus                                                    80                80          0.001%
Glenda Millard                                                     4,000             4,000          0.033%
Daniel S Miller                                                      800               800          0.007%
Don Modlin and/or June Modlin JTWROS                                 600               600          0.005%

Myrna K Muench and/or Verle E MuenchJTWROS                         1,600             1,600          0.013%
Marvin Ness and/or Kathy Ness JTWROS                               4,000             4,000          0.033%

Ivan D Palmateer and/or Judy M Palmateer JTWROS                      400               400          0.003%
Kay L Palmer and/or Ruth A Palmer JTWROS                           4,000             4,000          0.033%

Calvin J Pearson and/or Cheryl Pearson JTWROS                        400               400          0.003%
Larry R Peterson                                                     400               400          0.003%
Thomas Daniel Pickup                                                 400               400          0.003%
Alan J Piel                                                          400               400          0.003%
Dana Piel and/or Lori Piel JTWROS                                    400               400          0.003%
Ernie Podhajsky                                                    1,600             1,600          0.013%
Grant C Primus                                                       400               400          0.003%

Timothy W Ranch and/or Cathey L Ranch JTWROS                         400               400          0.003%
Bernard Reisetter                                                    800               800          0.007%

Merritt K Reisetter and/or Ashley M Reisetter JTWROS                 400               400          0.003%

Merritt K Reisetter and/or Daniel K Reisetter JTWROS                 400               400          0.003%
Rick Reisetter and/or Laurie Reisetter JTWROS                        160               160          0.001%
Brinda Lee Reiter                                                    400               400          0.003%

James J Reynolds and/or Sharon E Reynolds JTWROS                     400               400          0.003%

Daniel L Richard and/or Patricia L Richard JTWROS                    400               400          0.003%
Frederick Duane Rinnan and/or Lolia Mae Rinnan JTWROS                800               800          0.007%

Jerry Edward Roby and/or Janet Diane Roby JTWROS                  10,000            10,000          0.082%

Lawrence D Rouw and/or Donna F Rouw JTWROS                           400               400          0.003%

Stephen D Runner and/or Janell L Runner JTWROS                     2,000             2,000          0.016%
Carole E Scarbrough and/or William D Scarbrough JTWROS               200               200          0.002%
Dana K Schoppe                                                       400               400          0.003%

Daryl A Schoppe and/or Marilynn K Schoppe JTWROS                   1,600             1,600          0.013%
Dawn Schoppe                                                         400               400          0.003%

Dean A Schoppe and/or Aaron D Schoppe JTWROS                         200               200          0.002%

Dean A Schoppe and/or Ryan W Schoppe JTWROS                          200               200          0.002%

Dean A Schoppe and/or Susan Schoppe JTWROS                           800               800          0.007%
Donna Rae Schoppe                                                    400               400          0.003%

Clemens Schroeder and/or Evelyn Schroeder JTWROS                   6,400             6,400          0.052%
Don W Schroeder                                                      400               400          0.003%

Mervin Schuchmann and/or Carole Schuchmann JTWROS                    800               800          0.007%

Brenda Severson and/or Rodney Severson and/or Monica
Severson JTWROS                                                      400               400          0.003%

Brian Lee Severson and/or Chris James Severson and/or
Barbara Jean SeversonJTWROS                                        1,200             1,200          0.010%

Rodney Severson and/or Monica Severson JTWROS                      1,760             1,760          0.014%
Bill L Shore                                                         400               400          0.003%
Mary J Shore                                                         400               400          0.003%
Dennis Skeels                                                        400               400          0.003%

James A Slobaszewski and/or Dale J Slobaszewski  JTWROS              100               100          0.001%

James A Slobaszewski and/or John R Slobaszewski JTWROS               100               100          0.001%

James A Slobaszewski and/or Kathleen L Cheslik JTWROS                100               100          0.001%

James A Slobaszewski and/or Mary A Whitaker  JTWROS                  100               100          0.001%

Allen L Smith and/or Marcia K Smith JTWROS                           400               400          0.003%

Michael D Smith and/or Teresa A Smith JTWROS                         400               400          0.003%
Randy Smuck                                                        1,600             1,600          0.013%

Gregory T Spicer and/or Cathy L Spicer JTWROS                        800               800          0.007%
Lester Stangeland                                                    400               400          0.003%
Delores J Stickley                                                   800               800          0.007%
Jeffrey R Struble or Sherrie R Struble  TIC                          400               400          0.003%

Ray D Struble and/or Catherine O Struble JTWROS                      800               800          0.007%
Raymond D Struble and Rosemary K Struble Rev LVG tr UA
D+D 03-10-93                                                         400               400          0.003%
Tracy E Struble                                                      400               400          0.003%
Richard Taft and/or Trish Taft JTWROS                              1,200             1,200          0.010%
Robert Taylor                                                        460               460          0.004%
Debra S Terry                                                        400               400          0.003%

Allen A Tibbs and/or Jacqueline R Tibbs JTWROS                     8,000             8,000          0.065%
Pauline M Tibbs Revocable Trust                                    4,000             4,000          0.033%
B&H Turkey Farms                                                     800               800          0.007%
Benjamin W Van Deest and/ro Delaine G Van Deest JTWROS               800               800          0.007%

Larry W Van Deest and/or Faye F Van Deest JTWROS                   6,400             6,400          0.052%

Norman Van Deest and/or Joyce Van Deest JTWROS                       400               400          0.003%
Roland Dean Van Deest                                              4,000             4,000          0.033%

Ted W Van Deest and/or Linda L Van Deest JTWROS                    2,000             2,000          0.016%

Norman VanDeest and/or Joyce VanDeest JTWROS                         400               400          0.003%
Kenneth R Vollmer                                                  6,000             6,000          0.049%
Kenneth R Vollmer or George R Vollmer  TIC                         2,000             2,000          0.016%
Kenneth R Vollmer or Kristine H Vollmer  TIC                       2,000             2,000          0.016%
Robert L Wallace Jr                                                  400               400          0.003%

Charles E West and/or Mary Ellen West JTWROS                         800               800          0.007%
Myron West and/or Margaret West JTWROS                             1,600             1,600          0.013%
Dan Wheeler and/or Jonie L Wheeler JTWROS                            400               400          0.003%
Justin A Widlund                                                     400               400          0.003%
Randy Ray Wignall                                                    240               240          0.002%
Joan E Williams                                                    8,400             8,400          0.069%
Marjorie D Williams                                                  400               400          0.003%
Marvin Williams and/or Marlene J Williams JTWROS                   8,000             8,000          0.065%
Mike Williams and/or Doreen Williams JTWROS                        1,600             1,600          0.013%
Paul T Yantis and/or Donna Yantis JTWROS                             400               400          0.003%
Allen P York and/or Nancy York JTWROS                                800               800          0.007%

Total for Category                                               267,916           267,916          2.021%

                                 APPENDIX II.B

                POST-RESCISSION INVESTORS IN IOWA-ONLY OFFERING

                                                                Amount
                                                             Beneficially
                                                                Owned        Maximum Amount to   Percent of
Post-Rescission Investors in Iowa-Only Offering           Prior to Offering       be Sold           Class
21ST CENTURY TRADERS                                              100                100            0.001%
 50TH AVENUE INVESTMENT CLUB                                      200                200            0.002%
 A G EDWARDS & SONS INC                                         3,700              3,700            0.028%
 A-1 IMPROVEMENTS                                                 100                100            0.001%
BEA ABBAS                                                         200                200            0.002%
JANET ABBAS                                                       100                100            0.001%
TIMOTHY J ABBAS                                                   120                120            0.001%
LARRY ABBE                                                        200                200            0.002%
BENJAMIN ABRAHAM                                                  500                500            0.004%
LAVERNE ACKERMAN                                                  400                400            0.003%
CLINT J ACKERSON                                                  100                100            0.001%
 ACKLEY INVESTMENT CLUB PARTNERSHIP                               100                100            0.001%
WALTER D ADAM                                                     200                200            0.002%
DENNIS L ADKINS                                                   200                200            0.002%
RYAN IRA ADKINS                                                   100                100            0.001%
 ADVANCED CLEARING INC                                          2,100              2,100            0.016%
CHARLES L AGAN & JANICE M AGAN J/T                                300                300            0.002%
JAMES E AGGEN & BONNIE L AGGEN J/T                                100                100            0.001%
 AGRI LTD BY HOELSCHER                                            200                200            0.002%
TERRY L AHRENS & BONNIE K AHRENS J/T                              200                200            0.002%
TERRY L AHRENS BONNIE K AHRENS J/T                                200                200            0.002%
MERLE AINLEY                                                      100                100            0.001%
MARDYLL ALBERTSON                                                 100                100            0.001%
RICHARD J ALBRIGHT JR                                             300                300            0.002%
TOM ALDEN & VAL ALDEN J/T                                         200                200            0.002%
DANIEL J ALES & SHIRLEY M ALES J/T                                100                100            0.001%
WILLIAM D ALEXANDER                                               100                100            0.001%
TODD ALEXANDER & MONIKA ALEXANDER J/T                             900                900            0.007%
 ALL FOUR INC                                                   1,000              1,000            0.008%
LYNN ALLBEE                                                       100                100            0.001%
LYNN D ALLBEE                                                     200                200            0.002%
BETTYANN H ALLEN                                                  100                100            0.001%
BRADLEY J ALLEN                                                   200                200            0.002%
CAROL J ALLEN                                                     300                300            0.002%
ERNEST E ALLEN                                                    100                100            0.001%
ERIC J ALLEN & SHANNON M ALLEN J/T                                100                100            0.001%
SALVATOR F ALLEVATO                                               200                200            0.002%
PATRICIA ALLGOOD &  MARLENE SHELLEY J/T                           100                100            0.001%
PATRICIA ALLGOOD & MARLENE SHELLEY J/T                            100                100            0.001%
HOWARD E ALLIE                                                    100                100            0.001%
RICHARD ALMOND & MARY ALMOND J/T                                  300                300            0.002%
ROGER L ALSTON & KARLA K ALSTON J/T                               200                200            0.002%
 ALTERNATIVE ENERGIES                                             600                600            0.005%
WILFREDO ALVANADO                                                  50                 50            0.000%

LAVERNE H AMBROSE                                                 200                200            0.002%
 AMERICAN EXPRESS TR C/F GARY E PETERSON IRA                    1,300              1,300            0.010%
 AMERICAN FAMILY TRUST                                          1,350              1,350            0.010%
SCOTT ANDERSEN & MARY ANDERSEN J/T                                200                200            0.002%
DIANE ANDERSON                                                    100                100            0.001%
JEBEDIAH  W ANDERSON                                              100                100            0.001%
LAVERNE R ANDERSON                                              1,000              1,000            0.008%
MELISSA J ANDERSON                                                  5                  5            0.000%
ROBERT A ANDERSON                                                 100                100            0.001%
ROBERT W ANDERSON                                                 100                100            0.001%
SANDRA K ANDERSON                                                 200                200            0.002%
KENNETH A ANDERSON & CHRISTINE M ANDERSON J/T                     100                100            0.001%
MARK ANDERSON & LISA ANDERSON J/T                                 200                200            0.002%
DANNY PETE ANDERSON & MARY JANE ANDERSON J/T                      600                600            0.005%
TIMOTHY ANDERSON & MICHELLE ANDERSON J/T                          400                400            0.003%
DONN A ANDERSON & PATRICIA A ANDERSON J/T                         100                100            0.001%
JAMES R ANDERSON & ROSANNE A ANDERSON J/T                         800                800            0.006%
DOUGLAS  P ANDERSON & SUSAN J  ANDERSON J/T                       100                100            0.001%
DOUGLAS P ANDERSON & SUSAN J ANDERSON J/T                         300                300            0.002%
RUSSELL ANDEWAY & SUSAN ANDEWAY J/T                               200                200            0.002%
TONY ANDOLINO & MARY ELLEN ANDOLINO J/T                           300                300            0.002%
LARRY R ANDRESS & CAROL L ANDRESS J/T                             100                100            0.001%
GENNIE L ANDREW                                                   100                100            0.001%
BRIAN K ANDREW & CARRIE L ANDREW J/T                            4,000              4,000            0.030%
RAYMOND L ANDREWS &JACQUELINE ANDREWS J/T                         400                400            0.003%
MARILYN L ANDREWS C/F RICK JAMES WALLS UTMA IA                    200                200            0.002%
MARILYN ANDREWS REV TR                                          1,000              1,000            0.008%
 ANEKY INVESTMENT CLUB                                            200                200            0.002%
REUBEN A ANHORN & EVA E ANHORN J/T                                100                100            0.001%
STEPHEN CRAIG ANKRUM & LAVONNE SUE ANKRUM J/T                     100                100            0.001%
RALPH ALAN ANNEAR & MONICA ROSE ANNEAR J/T                        100                100            0.001%
PATRICIA A ANNETT &  MARY J RANDAL J/T                            120                120            0.001%
PATRICIA A ANNETT & MARY J RANDAL J/T                              80                 80            0.001%
KIRK APPLEBY & CARILYN J APPLEBY J/T                              500                500            0.004%
ROBERT APPLEGATE & DEBRA APPLEGATE J/T                            100                100            0.001%
MARGARET ARCHIBALD & PATRICK ARCHIBALD J/T                        200                200            0.002%
RALPH P ARENS                                                   1,000              1,000            0.008%
KELLY LEE ARMSTRONG                                               100                100            0.001%
WALTER ARMSTRONG & LUANN ARMSTRONG J/T                          1,000              1,000            0.008%
MARIONE ARNDT                                                     500                500            0.004%
BETH ARNOLD & LYNN ARNOLD J/T                                     300                300            0.002%

VIRGIL V ARNS                                                     200                200            0.002%
DEAN L ARP                                                        200                200            0.002%
LEO A ARROWOOD & DARREL ARROWOOD J/T                              200                200            0.002%
BRAD A ARROWOOD & DARREL D ARROWOOD J/T                           200                200            0.002%
RODNEY D ARROWOOD & PAMELA J ARROWOOD J/T                         200                200            0.002%
LYLA MATER'ON ARUM                                                100                100            0.001%
HANS ARWINE & LAURIE ARWINE J/T                                   500                500            0.004%
CRAIG ASHBAUGH                                                    200                200            0.002%
KOREEN ASKELAND                                                   200                200            0.002%
STANLEY ASTELLE & JANET ASTELLE J/T                               300                300            0.002%
TIM ATKINSON                                                      100                100            0.001%
HAROLD AUKES & ROBERTA AUKES J/T                                  200                200            0.002%
JOHN D AUNAN                                                      100                100            0.001%
HAROLD AUTEN & SHELLI M AUTEN J/T                                 100                100            0.001%
ROBERT AXDAHL & LORI AXDAHL J/T                                   300                300            0.002%
EVAN M BABCOCK                                                    200                200            0.002%
WENDELL BACHMAN & EMMA LOU BACHMAN REV TR 7 7 1992                200                200            0.002%
JAMES BACKUS                                                      400                400            0.003%
JAMES C BACKUS                                                    600                600            0.005%
ARTHUR D BACON & SUSAN E BACON J/T                                100                100            0.001%
ROBERT BADGER & NICOLE BADGER J/T                                 100                100            0.001%
FRANK BADMAEV & STACEY B BADMAEV J/T                              600                600            0.005%
IRENE BAHENSKY & MELVIN D BAHENSKY J/T                          2,050              2,050            0.016%
M D IRENE BAHENSKY & RONALD BAHENSKY J/T                          300                300            0.002%
M D IRENE BAHENSKY / AMERICAN FAMILY TRUST                        300                300            0.002%
DONALD E BAIE & COLLEEN M BAIE J/T                                100                100            0.001%
STEVEN B BAIER & BARBARA J BAIER TENCOM                           400                400            0.003%
STEVEN J BAILIN & AUDREY M PORTER J/T                             400                400            0.003%
DELORES A BAKER                                                   200                200            0.002%
EUGENE P BAKER                                                    100                100            0.001%
GRETA E BAKER                                                     400                400            0.003%
MARY PETERS BAKER                                               1,000              1,000            0.008%
BETTY BAKER & BERNIE KOZOSKY J/T                                  100                100            0.001%
ELMER BAKER & BETTY C BAKER J/T                                   100                100            0.001%
DENNIS BAKER & DIANA BAKER J/T                                    100                100            0.001%
DENNIS BAKER & KATHY BAKER & JACK HENRY POTTER J/T                 20                 20            0.000%
DENNIS BAKER & KATHY BAKER & QUINN MICHAEL BAKER J/T               20                 20            0.000%
DENNIS BAKER & KATHY BAKER J/T                                     40                 40            0.000%
BOBBY BAKER & LINDA BAKER J/T                                     400                400            0.003%
GRETA E BAKER & ROBERT T BAKER J/T                                400                400            0.003%
MIKE BAKER & STACIE BAKER J/T                                     100                100            0.001%
JOLEEN R BAKKEN & ERIK D BAKKEN J/T                               400                400            0.003%
ROGER A BALDWIN & CAROLYN K BALDWIN TIC                           200                200            0.002%
DONALD G BALES & ROSE MARIE BALES J/T                             400                400            0.003%
DONALD R BALL & ERIN K  BALL J/T                                  100                100            0.001%
DONALD R BALL & ERIN K BALL J/T                                   100                100            0.001%
MICHAEL D BALLINGER                                               800                800            0.006%

DAN L BALSLEY & CORRENA M BALSLEY J/T                            600                600             0.005%
SHAD W BALTIMORE                                                 100                100             0.001%
JEFFREY P BANASZEK                                               200                200             0.002%
DON BANCROFT                                                     300                300             0.002%
CARROL BANDSTRA                                                  200                200             0.002%
DARRELL BANG & MARILYN BANG TIC                                  400                400             0.003%
MARY JO BANKS                                                    600                600             0.005%
MICHELLE M BANKS                                                 200                200             0.002%
BRIAN N BARBER & BILLIE L BARBER J/T                           1,328              1,328             0.010%
MICHAEL B BARBER & ROWENE J BARBER J/T                           200                200             0.002%
NATHAN M BARFELS                                                 100                100             0.001%
KENNETH DALE BARFELS & SANDRA LEE BARFELS J/T                    100                100             0.001%
LARRY R BARKER & IDA M BARKER J/T                                400                400             0.003%
GARY BARLOW                                                      381                381             0.003%
JAYNE ANN BARNES                                                  50                 50             0.000%
SUE BARNES                                                       200                200             0.002%
MARC D BARNHART                                                  100                100             0.001%
WILLIAM R BARNHART                                               200                200             0.002%
CURTIS WAYNE BARRETT                                             700                700             0.005%
ROBERT L BARRETT & JANET E BARRETT J/T                           100                100             0.001%
DONALD J BARROW                                                  100                100             0.001%
MICHAEL J BARTLING                                               100                100             0.001%
DOUGLAS EUGENE BARTLOW                                           200                200             0.002%
JAMES J BARTON & DIANE LYNN BARTON J/T                           100                100             0.001%
JEREMY A BARTON & RACHELLE R BARTON J/T                          200                200             0.002%
ROBERT H BASSETT & BONNIE BASSETT J/T                            100                100             0.001%
MERLE K BATES                                                    100                100             0.001%
LOUISE J BAUER                                                   100                100             0.001%
JOHN C BAUMANN & MICHELLE A BAUMANN J/T                          200                200             0.002%
JAN C BAUMANN & MICHELLE ANN BAUMANN J/T                         100                100             0.001%
BRYAN BAUMHOVER & LEANN BAUMHOVER J/T                            500                500             0.004%
RAYMOND E BAXTER                                               1,000              1,000             0.008%
ROBERT K BAXTER                                                  100                100             0.001%
JOANN BAYSINGER & JIM BAYSINGER J/T                              200                200             0.002%
CURT BEAN & AMY BEAN J/T                                         100                100             0.001%
WILLIAM BEARDMORE                                                200                200             0.002%
JACOB A BEARDSLEE & JANIE K BEARDSLEE J/T                          5                  5             0.000%
NOAH P BEARDSLEE & JANIE K BEARDSLEE J/T                           5                  5             0.000%
DENNIS E BEATTY                                                  100                100             0.001%
CONNIE S BECK                                                    300                300             0.002%
BRUCE BECK & DIANE BECK J/T                                      100                100             0.001%
DANIEL B BECKER                                                1,100              1,100             0.008%
LARRY M BECKER & ALANA F BECKER J/T                              100                100             0.001%
NADINE BECKERT                                                   200                200             0.002%
ROBERT BECKMAN & KATHLEEN BECKMAN J/T                            100                100             0.001%
C ALAN BEDDOW                                                    100                100             0.001%
MIKE BEELER & KATHLEEN BEELER J/T                                100                100             0.001%
TIM BEELER & MARCIA BEELER J/T                                   200                200             0.002%
MICHAEL L BEEMER                                                  20                 20             0.000%
RICHARD A BEERS & SUE Z BEERS J/T                                200                200             0.002%
CHRIS BEHRENS                                                    100                100             0.001%

VICKI BEHRENS                                                    100                100             0.001%
AARON BEIK                                                       300                300             0.002%
E ROBERT BEJCEK & JUDY BEJCEK J/T                                100                100             0.001%
DAVID TODD BELL                                                  400                400             0.003%
MARY ANN BELLVILLE & DEAN D BELLVILLE J/T                        200                200             0.002%
JAMES BELZER & BEVERKY BELZER J/T                                600                600             0.005%
JAMES L BELZER & BEVERLY A BELZER J/T                            500                500             0.004%
JOHN BEMER                                                       100                100             0.001%
CHARLES D BEMER SR & JUDITH ANN BEMER J/T                        200                200             0.002%
DENNIS C BENBOW &ROBBON J BENBOW J/T                             100                100             0.001%
MICHARL J BENDER                                                 200                200             0.002%
CAROL BENESH                                                   1,800              1,800             0.014%
RICHARD L BENESH SR                                              200                200             0.002%
LOUIS T BENJAMIN                                                 600                600             0.005%
BRUCE A BENNETT                                                  200                200             0.002%
CONNIE L BENNETT                                                 200                200             0.002%
MARK BENNETT                                                     900                900             0.007%
ROBERT E BENNETT & BETTIE L BENNETT J/T                          400                400             0.003%
STEPHEN EDWARD BENNETT & JUDY ANN BENNETT J/T                  1,000              1,000             0.008%
JERRY BENNETT & LOIS BENNETT J/T                                 200                200             0.002%
WILLIAM R BENNETT & WILMA E BENNETT J/T                          500                500             0.004%
BARTON L BENNING & MARY L BENNING J/T                            200                200             0.002%
FLOYD E BENSON & B JOAN BENSON J/T                               200                200             0.002%
ELWOOD G BENTTEN & MARILYN L BENTTEN J/T                         100                100             0.001%
KEITH H BENZING & JANETTE A BENZING J/T                          100                100             0.001%
MARK BERENS                                                      200                200             0.002%
MARK BERENS & RICHARD GOSLAR J/T                                 200                200             0.002%
JAMES A BERGESON                                                 200                200             0.002%
SARA BERGESON                                                    200                200             0.002%
SHANNON BERGESON                                                 200                200             0.002%
JAMES BERGESON & HELEN BERGESON J/T                              100                100             0.001%
JARED L BERGLUND & HEATHER L BERGLUND J/T                         40                 40             0.000%
CLINT E BERGMAN                                                  100                100             0.001%
DONALD L BERGMAN                                                 100                100             0.001%
HAROLD BERGMAN & ROULINE BERGMAN J/T                              50                 50             0.000%
RICK BERGTHOLD                                                   300                300             0.002%
JIMMIE BERHOW & JANEAN BERHOW J/T                                300                300             0.002%
DEANNA BERKEY & MICHAEL BERKEY J/T                               100                100             0.001%
EARLINE BERKOSKI & ROGER BERKOSKI J/T                            800                800             0.006%
TODD ELLIOTT BERKOSKI & STEFANIE BERKOSKI J/T                    100                100             0.001%
STEFANIE SUE BERKOSKI & TODD BERKOSKI J/T                        100                100             0.001%
LIBIER BERMUDEZ                                                   20                 20             0.000%
ROSALYN R BERRETT                                                100                100             0.001%
WAYNE BERRETT & MILLIE BERRETT J/T                               100                100             0.001%
WAYNE A BERRETT & MILLIE R BERRETT J/T                           100                100             0.001%
RONALD E BERRETT & REBECCA S BERRETT J/T                         100                100             0.001%
BETTY M BERRY                                                    500                500             0.004%
ARMON A BERT                                                     100                100             0.001%
EUGENE F BERTRAND & JUDY A BERTRAND J/T                          200                200             0.002%
BETTER INVESTORS                                                 200                200             0.002%

NATHAN BEVING                                                  1,000              1,000             0.008%
JOSHUA A BEY                                                     100                100             0.001%
GILBERT L BEYE                                                   200                200             0.002%
KEVIN L BEYE & DOREEN M BEYE J/T                                 100                100             0.001%
GILBERT L BEYE & GEORGIA L BEYE J/T                              200                200             0.002%
CLAUDIA J BEYER                                                  200                200             0.002%
KATHLEEN L BICE                                                  100                100             0.001%
DONALD BIDWELL                                                   500                500             0.004%
NORMA J BIEGGER                                                  100                100             0.001%
JAMES F BIEGGER & DEBORAH S BIEGGER J/T                          100                100             0.001%
JAMES A BIEGGER & KAREN M BIEGGER J/T                            100                100             0.001%
HAROLD E BIENFANG                                                300                300             0.002%
LLOYD L BIER                                                     100                100             0.001%
JOHN E BIGGS & MARGARET L BIGGS J/T                              200                200             0.002%
ERNEST H BIGLER                                                  100                100             0.001%
TOM BILLHEIMER & LINDA BILLHEIMER J/T                            100                100             0.001%
RYAN BILLHEIMER & SHANNON BILLHEIMER J/T                         100                100             0.001%
HELEN S BIRD                                                     100                100             0.001%
KYRA J BIRD                                                      100                100             0.001%
MARY J BJELLAND                                                  100                100             0.001%
DONALD L BJELLAND & DENISE M BJELLAND J/T                        400                400             0.003%
DELL BLAIR                                                     3,400              3,400             0.026%
GLENN G BLAIR                                                  1,000              1,000             0.008%
TRENT BLAIR                                                      100                100             0.001%
WARREN W BLAKE                                                   100                100             0.001%
DONALD P BLAZEK & KIM J BLAZEK J/T                               200                200             0.002%
RICK BLINT & KATHY BLINT J/T                                     100                100             0.001%
MARGE D BLOHM                                                    100                100             0.001%
ERMA V BLOME                                                     200                200             0.002%
HAROLD BLOME                                                     200                200             0.002%
CAROL A BLOME & DEAN F BLOME J/T                                  20                 20             0.000%
MAX L BLOOMQUIST & CARLA J BLOOMQUIST J/T                        100                100             0.001%
JULIE A BLUNT                                                    200                200             0.002%
 BOARD OF DIRECTORS INVESTORS CLUB                               200                200             0.002%
MICHAEL K BOBO                                                   200                200             0.002%
ALAN BOCK                                                        381                381             0.003%
MARK WILLIAM BOCKELMANN                                        1,000              1,000             0.008%
AMBER BETH BODDICKER                                             300                300             0.002%
MARK JON BODDICKER                                               800                800             0.006%
PAMELA JEAN BODDICKER                                            500                500             0.004%
DENNIS J BOECKENSTEDT & LORI A BOECKENSTEDT J/T                  200                200             0.002%
RAPHAEL BOECKMAN & RUTH BOECKMAN J/T                           1,400              1,400             0.011%
BART BOEHMIER                                                    100                100             0.001%
SYLVIA P BOEHMKE & DUANE T BOEHMKE TIC                           300                300             0.002%
MARK BOEKE & KATHY BOEKE J/T                                   1,000              1,000             0.008%
ERWIN BOEKE & LILLIAN BOEKE J/T                                  100                100             0.001%
BENJAMIN D BOELTER                                               200                200             0.002%
HARLAN DE BOER & MICHELLE DE BOER J/T                            200                200             0.002%
WILLIAM G BOHNEMAN & DIANE M BOHNEMAN J/T                        200                200             0.002%
CHARLES WILLIAM BOLEN                                            200                200             0.002%

TAMI K BOLTE                                                     100                100             0.001%
CHARLES BONAVIA                                                  100                100             0.001%
DONNIE J BOND                                                    200                200             0.002%
JOAN M BONNER                                                    100                100             0.001%
SCOTT ALLEN BONNER                                               100                100             0.001%
JOHN L BONNER & LEONA BONNER J/T                                 100                100             0.001%
DARRELL E BOOK & JOYCE L BOOK J/T                                200                200             0.002%
ROBERT BOOM & JANET BOOM J/T                                     100                100             0.001%
DARRELL DEAN BOOTH                                               200                200             0.002%
JOHN BORELLO & ANITA BORELLO TTEE 1990 TRUST                   1,000              1,000             0.008%
CLARK BORLAND                                                    100                100             0.001%
CAMILLA E BORMANN                                                100                100             0.001%
DANIEL R BORST                                                   100                100             0.001%
JEFFREY J BORST                                                  600                600             0.005%
ARTHUR W BORTON & DONNA K BORTON J/T                           1,000              1,000             0.008%
CRAIG M BORWICK & SHEILA C BORWICK J/T                           200                200             0.002%
CRAIG BORWICK & SHELIA BORWICK J/T                             1,200              1,200             0.009%
ANNE M BOSS                                                      200                200             0.002%
KENNETH L BOSS & JEAN M BOSS J/T                                 100                100             0.001%
WAYNE BOSS & MARY BOSS J/T                                       400                400             0.003%
ANSIE M BOUWER                                                 1,000              1,000             0.008%
KAY A BOVY                                                       100                100             0.001%
GARY G BOWDEN                                                    100                100             0.001%
HERBERT J BOWERS                                                 200                200             0.002%
STEPHEN T BOWERS                                                 381                381             0.003%
STEPHEN T BOWERS & JENNY L BOWERS J/T                            800                800             0.006%
SHARON K BOWLING                                                 100                100             0.001%
DAVID R BOWLING & DEBORAH R BOWLING J/T                          300                300             0.002%
STEVEN BOWMAN                                                    300                300             0.002%
SALLY JANE BOYINGTON                                             200                200             0.002%
DOUGLAS F BOYLER & CAROL BOYLER  J/T                             100                100             0.001%
H JAMES BOYSEN & JANICE M BOYSEN J/T                             100                100             0.001%
LARRY A BRABY & JEAN E BRABY J/T                                 600                600             0.005%
DEBRA K BRADY                                                    100                100             0.001%
DANIEL J BRADY & BARBARA L BRADY J/T                             200                200             0.002%
CHRISTOPHER J BRAGA                                              100                100             0.001%
JAMES D BRAGA & CAROLYN M BRAGA J/T                              100                100             0.001%
MICAHEL R BRAND & DIANE L BRAND J/T                              600                600             0.005%
JANET BRAND & RAYMOND BRAND J/T                                1,100              1,100             0.008%
BRYAN BRANDERHORST & DEBRA BRANDERHORST J/T                      600                600             0.005%
RON BRANDERHOST  SHARON BRANDERHORST J/T                         400                400             0.003%
BRENT D BRANDMEYER                                               100                100             0.001%
CHAD M BRANDMEYER                                                100                100             0.001%
LISA L BRANDMEYER                                                100                100             0.001%
MICHAEL L BRANDMEYER                                             100                100             0.001%
RYAN B BRANDMEYER                                                100                100             0.001%
BLAIR D BRANDMEYER & CYNTHIA J BRANDMEYER J/T                    200                200             0.002%
AMY L BRANDT                                                     200                200             0.002%
VIRGIL BRANDT                                                    200                200             0.002%

VIRGIL A BRANDT                                                  200                200             0.002%
LEROY BRANDT & LYNNE BRANDT J/T                                  500                500             0.004%
CARLLEEN J BRASS & DALE E BRASS J/T                              200                200             0.002%
BRETT L BRASS & ELINOR A BRASS J/T                             2,000              2,000             0.015%
DANA W BRAUNSCHWEIG                                              100                100             0.001%
BERNARD C BRECHT                                                 200                200             0.002%
DENNIS M BREED & SUSAN K BREED J/T                             1,000              1,000             0.008%
JACKSON P BREEN FBO TERRY LEEPER CUST                            200                200             0.002%
CRAIG R BREMNER                                                  100                100             0.001%
DAVID L BRENNECKE                                                200                200             0.002%
FRANK BRENNECKE                                                2,500              2,500             0.019%
MARY L BRENNECKE                                                 100                100             0.001%
FRANK BRENNECKE & DANIEL F BRENNECKE J/T                         100                100             0.001%
FRANK BRENNECKE & DOUGLAS BRENNECKE J/T                          100                100             0.001%
FRANK BRENNECKE & ELAINE J BRENNECKE J/T                         100                100             0.001%
FRANK BRENNECKE & JACKIE BRENNECKE J/T                           100                100             0.001%
FRANK BRENNECKE & JANITA ABBAS J/T                               100                100             0.001%
FRANK BRENNECKE & JEANIE COOK J/T                                100                100             0.001%
DANIEL F BRENNECKE & SANDRA M BRENNECKE J/T                      200                200             0.002%
DANIEL F BRENNECKE & SANDY BRENNECKE J/T                         200                200             0.002%
DANA T BRENNEMAN & MONA K BRENNEMAN J/T                        2,000              2,000             0.015%
KENNETH E BREON & JACQUELINE A BREON J/T                         100                100             0.001%
TED A BREWER & KAREN BREWER                                      250                250             0.002%
TED A BREWER & KAREN BREWER J/T                                  100                100             0.001%
BONNIE BRIAN & BILL BRIAN J/T                                    100                100             0.001%
 BRICKS STICKS & WIRE 42-1503381                                 100                100             0.001%
RAY E BRIDGES                                                    300                300             0.002%
BRENT A BRIGGS                                                   100                100             0.001%
RON BRIGGS & CAROL BRIGGS J/T                                    400                400             0.003%
 BRIGHT FUTURES INVESTMENT CLUB                                  100                100             0.001%
DENISE BRILLHART                                                 100                100             0.001%
ERNEST C BRIM & ALYCE A BRIM J/T                                 100                100             0.001%
CHRIS BRINKMEYER & CHRIS BRINKMEYER J/T                          100                100             0.001%
CHARLES A BRINKMEYER & MARILYN BRINKMEYER J/T                    400                400             0.003%
GRANT C BRINTNALL                                                100                100             0.001%
VALOIS BRINTNALL                                                 100                100             0.001%
ARCHIE R BRITCHER UTMA C/O CONNIE S M BRITCHER CUST            1,000              1,000             0.008%
RYAN CRAIG BROBAKER                                              200                200             0.002%
JASON BROM & VIOLET BROM J/T                                     600                600             0.005%
DAVID BRONNER & JUDITH BRONNER J/T                               100                100             0.001%
JOSEPH BROOKSHIRE                                                200                200             0.002%
A J BROSSEAU & REBECCA BROSSEAU J/T                              200                200             0.002%
DEJONG BROTHERS                                                4,000              4,000             0.030%
CHARLES DEAN BROWER                                            1,200              1,200             0.009%
MARY JUNE BROWER                                                 400                400             0.003%
BEORGE JAMES BROWN                                               100                100             0.001%
CHARLENE BROWN                                                   200                200             0.002%
DOROTHY J BROWN                                                  200                200             0.002%

GEORGE J BROWN                                                   100                100             0.001%
JAMES G BROWN                                                    100                100             0.001%
JEFF BROWN                                                       100                100             0.001%
RAYMOND GLENN BROWN                                              100                100             0.001%
STEVE BROWN                                                      100                100             0.001%
VELMA R BROWN                                                    100                100             0.001%
WILLIAM J BROWN                                                  100                100             0.001%
GARY F BROWN & DONNA E BROWN J/T                               2,000              2,000             0.015%
STEPHEN BROWN & J EDWARD BROWN J/T                               300                300             0.002%
RONALD BROWN & JAMIE BROWN J/T                                   100                100             0.001%
CHARLENE A BROWN & JERRY L BROWN J/T                             300                300             0.002%
GEORGE L BROWN & MARJORIE A BROWN J/T                            100                100             0.001%
GEORGE J BROWN & MARY G BROWN J/T                                100                100             0.001%
JAMES G BROWN & MARY J BROWN J/T                                 100                100             0.001%
ALLEN R BROWN & PATRICIA K BROWN J/T                             300                300             0.002%
CHARLENE A BROWN & RUSSELL D BROWN J/T                            75                 75             0.001%
SUSAN RENE BROWN & STEVEN GLENN BROWN J/T                        100                100             0.001%
JAMES BROWN & TONI BROWN J/T                                     100                100             0.001%
JACQUELINE LEIGH BROWN-FUGATE                                    100                100             0.001%
JAMES A BRUCH                                                    200                200             0.002%
ALLISON R BRUMMEL                                                100                100             0.001%
BRIAN C BRUMMEL                                                  100                100             0.001%
RACHAEL M BRUMMEL                                                100                100             0.001%
LARRY BRUMMEL & MARIA BRUMMEL J/T                                600                600             0.005%
STEVEN R BRUNS & KAREN BRUNS J/T                                 400                400             0.003%
RICHARD L BRUNS & ROBERT L BRUNS J/T                           1,000              1,000             0.008%
KENT BRUNS & SUZANNE BRUNS J/T                                   100                100             0.001%
KEITH BRUNT                                                      100                100             0.001%
IVEN C BRUSH & ELISE R BRUSH J/T                                 100                100             0.001%
IVEN C BRUSH & GAIL M BRUSH J/T                                  400                400             0.003%
KIMBERLY A BRYAN                                                 100                100             0.001%
ROGER G BRYAN                                                    800                800             0.006%
TABITHA BRYAN                                                    100                100             0.001%
KELLY BRYAN & LORI BRYAN J/T                                     100                100             0.001%
JASON BUCK & EMILY BUCK J/T                                      200                200             0.002%
GARY B BUCK & JULI A BUCK J/T                                  1,400              1,400             0.011%
GARY B BUCK & JULIE A BUCK J/T                                 7,000              7,000             0.053%
LISA K BUCKENDAHL                                                100                100             0.001%
JACQUELINE R BUCKINGHAM                                          100                100             0.001%
WAYNE F BUDDING                                                  400                400             0.003%
LUCAS BUETTNER                                                   200                200             0.002%
LUCAS D BUETTNER                                                 100                100             0.001%
RODNEY BUHR                                                      400                400             0.003%
RODNEY BUHR & KATHY BUHR J/T                                     200                200             0.002%
CHRIS ANN BUITENWERF                                             200                200             0.002%
SCOTT BUITENWERF                                                 200                200             0.002%
SCOTT H BUITENWERF                                               400                400             0.003%
CRAIG BUITENWERF & JUDY BUITENWERF J/T                           400                400             0.003%
CRAIG S BUITENWERF & JUDY F BUITENWERF J/T                       200                200             0.002%
SHANE BULTEN                                                     100                100             0.001%
JOHN BUMAN II                                                    140                140             0.001%

BRIAN E BURESH                                                   100                100             0.001%
DAVID F BURGESS & LYNDA A BURGESS J/T                            400                400             0.003%
THERESA BURKE                                                    100                100             0.001%
KERRY L BURMEISTER & KERI L BURMEISTER J/T                       200                200             0.002%
BRYAN D BURNETT & CHARLES M BURNETT TIC                          100                100             0.001%
MARGARET R BURNS                                               1,000              1,000             0.008%
DAN F BURTON & MELINDA F BURTON J/T                            1,000              1,000             0.008%
MARK BUSKOHL & NANCY BUSKOHL J/T                               1,000              1,000             0.008%
RICHARD J BUSTA                                                  200                200             0.002%
JAMES F BUSTA & RITA A BUSTA J/T                                 400                400             0.003%
LOIS C BUTE                                                      800                800             0.006%
TERESA L BUTLER                                                  100                100             0.001%
JOHN R BUTLER & LINDA K BUTLER J/T                               300                300             0.002%
MELVERN L BUTTS & ROVERTA L BUTTS J/T                            200                200             0.002%
HAROLD M BUTZLOFF                                              1,000              1,000             0.008%
JOHN R BUZYNSKI & ELEANOR M BUZYNSKI J/T                         200                200             0.002%
BRYAN BYRD & JENNIFER BYRD J/T                                   200                200             0.002%
HELEN M CADY                                                     100                100             0.001%
JOHN EDWARD CAHILL & PATRICA L CAHILL J/T                        200                200             0.002%
CAROL A CALLAHAN & DANIEL D CALLAHAN J/T                         100                100             0.001%
LARRY R CAMERON & DONNA F CAMERON J/T                            200                200             0.002%
ARDICE CAMMACK                                                   100                100             0.001%
RANDALL M CAMP & CAROL L CAMP J/T                                500                500             0.004%
LAWRENCE D CAMP & JANICE V CAMP J/T                              100                100             0.001%
LARRY EDWIN CAMPBELL                                             300                300             0.002%
MARVIN CAMPBELL                                                  100                100             0.001%
RUSSELL B CAMPBELL                                             2,000              2,000             0.015%
SHERRI CAMPBELL                                                  200                200             0.002%
STEPHEN R CAMPBELL                                               100                100             0.001%
THOMAS S CAMPBELL & JANI M CAMPBELL J/T                          100                100             0.001%
RONALD D CAMPBELL & LORI L CAMPBELL J/T                          200                200             0.002%
LOUISE R CAMPINA & ROBERT M CAMPINA J/T                          100                100             0.001%
RICK CANEDO & JON DANIELSON TENCOM                               100                100             0.001%
RICK S CANEDO & LISA A CANEDO J/T                                100                100             0.001%
NANCY CANTERBURY                                                 100                100             0.001%
ELAINE PHELPS CAPEK                                              200                200             0.002%
PATSY CAPEN & WILLIAM CAPEN J/T                                  300                300             0.002%
JAMES CAPESIUS                                                   200                200             0.002%
MERLIN D CAPESIUS                                                200                200             0.002%
 CAPITAL STREET INVESTORS                                        100                100             0.001%
NEAL A CARAWAY                                                   100                100             0.001%
MIKE CARD                                                         30                 30             0.000%
RHONDA CARD                                                       30                 30             0.000%
KENNETH H CARDER                                                 100                100             0.001%
LARRY CARLSON                                                    400                400             0.003%
STEVEN CARLSON                                                   200                200             0.002%
WENDELL R CARLSON                                              1,000              1,000             0.008%
ROBERT M CARLSON & CINDY M CARLSON J/T                           100                100             0.001%
GARY L CARLSON & MARTHA P CARLSON J/T                            100                100             0.001%
SONDRA K CARNAHAN                                                100                100             0.001%
SCOTT M CARNAHAN & BRENDA LEE                                    100                100             0.001%

CARNAHAN J/T
GRANT M & KYLE B & MARGAR CARNAHAN J/T                           120                120             0.001%
JUDY ANN CAROLAN                                               1,000              1,000             0.008%
RODNEY CAROLAN & NANCY CAROLAN J/T                               200                200             0.002%
KEVIN M CARPENTER                                                100                100             0.001%
GARY M CARPENTER & JEAN CARPENTER J/T                            100                100             0.001%
KENNETH G CARR & JOAN V CARR J/T                                 600                600             0.005%
RICHARD D CARROLL                                                400                400             0.003%
KENNETH STANTON CARROLL & KAREN SUE CARROLL J/T                  400                400             0.003%
CHRISTINE CARSON                                               1,000              1,000             0.008%
ROBERT M CARSON                                                  300                300             0.002%
EVERETTE C CARSON & BRIAN J CARSON J/T                           100                100             0.001%
EVERETTE C CARSON & DENNIS R CARSON J/T                          100                100             0.001%
ARLO CARSON & JOY CARSON J/T                                   2,000              2,000             0.015%
EVERETTE C CARSON & LOLA J CARSON J/T                            100                100             0.001%
BRIAN J CARSON & SHARON A  CARSON J/T                            500                500             0.004%
EVERETTE C CARSON & STEVEN C CARSON J/T                          100                100             0.001%
BRYAN E CARSRUD                                                  100                100             0.001%
ALTON B CARSRUD & DELORIES J CARSRUD J/T                         200                200             0.002%
DUANE CARSTENS                                                   100                100             0.001%
DEAN A CARTWRIGHT                                              1,600              1,600             0.012%
PHYLLIS A CASSEL & ROBERT J CASSEL J/T                           100                100             0.001%
MARJORIE L CASTAGNOLI & LAWRENCE M CASTAGNOLI J/T                400                400             0.003%
DEBORAH K CASTILLO                                               100                100             0.001%
DANIEL J CASTLE                                                1,400              1,400             0.011%
RYAN L CASTLE                                                    100                100             0.001%
WARREN H CATERON & PATRICIA A CATERON J/T                        200                200             0.002%
WARREN CATERON & PATRICIA CATERON J/T                            200                200             0.002%
IRVIN (BUD) CAUVAN & TERESA FAIR CAUVAN J/T                      100                100             0.001%
CHAD CEARLEY                                                     130                130             0.001%
FRANKLIN CEARLEY                                                 400                400             0.003%
CEDE & CO                                                    257,321            257,321             1.948%
MICHAEL J CELANIA & DIANA L CELANIA J/T                          200                200             0.002%
LES CHALFIN & DAWN CHALFIN J/T                                   200                200             0.002%
EDWIN P CHAMBERLIN & CHARLEEN A CHAMBERLIN J/T                   200                200             0.002%
JACK L CHAMBERS                                                1,500              1,500             0.011%
BRUCE J CHAMBERS & KAREN S CHAMBERS J/T                          400                400             0.003%
DIANE CHAMBERS & ROBERT CHAMBERS J/T                             400                400             0.003%
RICHARD DUANE CHANCE                                             100                100             0.001%
ROBERT CHANCE                                                    200                200             0.002%
BRUCE R CHANEY                                                   500                500             0.004%
LUKE CHAPMAN                                                       8                  8             0.000%
PANSIE CHAPMAN                                                   100                100             0.001%
CLINTON D CHAPMAN & LESLIE D CHAPMAN J/T                         400                400             0.003%
TERRY W CHAPMAN JERRY W CHAPMAN J/T                              120                120             0.001%
DEAN R ROGERS CHARLENE J/T                                       100                100             0.001%
CHARLES SCHWAB & CO FBO MARY VIVIAN REEL IRA                     500                500             0.004%
ROBERT A CHARLESTON & CATHY C                                    700                700             0.005%

CHARLESTON J/T
DONALD L CHEENEY & RACHEL CHEENEY J/T                            400                400             0.003%
MARY J CHEVILLE                                                  200                200             0.002%
JOSEPH A CHIARAMONTE & RETA J CHIARAMONTE J/T                    500                500             0.004%
THOMAS R CHILES                                                  200                200             0.002%
JONAS C CHLADEK                                                  100                100             0.001%
MOHAMMED E H CHOWDHURY & SARAH PARVIN J/T                        110                110             0.001%
DAVID C CHRISTENSEN                                              200                200             0.002%
MEGAN JOY CHRISTENSEN                                            200                200             0.002%
ROGER CHRISTENSEN                                                400                400             0.003%
MAX T CHRISTENSEN & KATHIE L CHRISTENSEN J/T                     100                100             0.001%
CHAD CHRISTIANSON & NICOLE CHRISTIANSON J/T                      200                200             0.002%
JERRY A CHRISTOPHERSON & BETH M CHRISTOPHERSON J/T               800                800             0.006%
BYRON CHURCH & KATHLEEN CHURCH J/T                               100                100             0.001%
DENNIS CINKI & JANICE CINK J/T                                   200                200             0.002%
DALLAS CIZEK                                                     200                200             0.002%
AMY CLARK                                                        100                100             0.001%
RICKY LYNN CLARK                                                 400                400             0.003%
RUSSELL D CLARK                                                  100                100             0.001%
TIMOTHY B CLARK                                                  100                100             0.001%
TERRY L CLARK & DEANNA F CLARK J/T                               200                200             0.002%
RICHARD CLARK & LEROY D CLARK J/T                                200                200             0.002%
JOHN J CLARK & LORRAINE F CLARKE J/T                             100                100             0.001%
CHRISTOPHER K CLARK & MARJORIE D CLARK J/T                     1,000              1,000             0.008%
ML CLARK & MARLENE CLARK J/T                                     500                500             0.004%
LARRY LYNN CLARK & RICKY LYNN CLARK J/T                          100                100             0.001%
JEFFREY LEE CLARK & TAWNY C CLARK J/T                            100                100             0.001%
TRENT CLAUDE                                                     100                100             0.001%
MIKE CLAUSEN & SCOTT BURRICHTER J/T                              100                100             0.001%
DONALD C CLAUSON                                                 200                200             0.002%
JACK E CLEAVELAND                                                100                100             0.001%
MARK A CLEMEN & LORI A CLEMEN J/T                                100                100             0.001%
DAVID CLINKINBEARD & JULIE CLINKINBEARD J/T                      200                200             0.002%
THOMAS C CLINTON                                                 100                100             0.001%
JAMES GERALD CLINTON & BONNIE JANE CLINTON J/T                   100                100             0.001%
TERRY L CLINTON & PEGGY L CLINTON J/T                            400                400             0.003%
CLINTON NATIONAL BANK TTEE MED ASSOC 401K-VIDAL D                200                200             0.002%
CLINTON NAT'L BK TR MED ASSO 401K-VIDAL 7/01/89                  200                200             0.002%
CLS TRUST                                                        100                100             0.001%
COLE R COBB                                                      200                200             0.002%
RICK A COBIE                                                     200                200             0.002%
JAMES C COCKERHAM                                                200                200             0.002%
MICHAEL J COCKERHAM                                              400                400             0.003%
RAYMOND L COCKERHAM & HELEN R COCKERHAM TENCOM                   200                200             0.002%

KAREN CODY                                                       100                100             0.001%
BARBARA J COFFIN & LARRY M COFFIN J/T                            100                100             0.001%
NAOMI COPPICK COLE & THOMAS POTTER J/T                           100                100             0.001%
VIOLET M COLLINS                                                 100                100             0.001%
RONALD COLLUM & VICKI COLLUM J/T                                 100                100             0.001%
RONALD L COLLUM & VICKI L COLLUM J/T                             200                200             0.002%
BRENT S COLVIN & SUSAN E COLVIN J/T                              100                100             0.001%
JOHN D COMBELLICK & CINDY J DVORAK J/T                           600                600             0.005%
DONNA M CONAWAY                                                  200                200             0.002%
JOHN A CONAWAY                                                   200                200             0.002%
CRAIG ALLEN CONKLIN & DEBRA ANN CONKLIN J/T                      100                100             0.001%
EVLYN CONLEY                                                     100                100             0.001%
BRIAN J CONNICK & CARI L CONNICK J/T                             200                200             0.002%
MERLE G CONRAD & JAYNE M CONRAD J/T                              100                100             0.001%
SHAFFER CONSTRUCTION                                             100                100             0.001%
KENNETH L CONVERSE & KARNA J CONVERSE J/T                        300                300             0.002%
BOB CONYERS & RICHARD L SCHLEIS PARTNERSHIP                      100                100             0.001%
ROBERT CONYERS & RICHARD SHCLEIS J/T                              50                 50             0.000%
REBECCA J COOBS                                                2,000              2,000             0.015%
MICHELLE ANN COOK                                                100                100             0.001%
RONALD D COOK                                                    100                100             0.001%
RICHARD L COOK & BARBARA J  COOK J/T                             100                100             0.001%
WILLIAM P COOK & LYNNETTE V  COOK J/T                            100                100             0.001%
JERRY LEE & LOUISE L COOK & RITCHIE DEAN THORNBURG J/T           100                100             0.001%
RICHARD L COOK & SAM A COOK J/T                                   50                 50             0.000%
JOANNE COOP                                                      200                200             0.002%
KRISTIN M COOPER                                                 100                100             0.001%
RONALD COPPES                                                    100                100             0.001%
DENNIS C COPPES & DEBRA K COPPES J/T                             200                200             0.002%
MARJORIE M COPPOCK                                               100                100             0.001%
STEPHEN M CORBER                                                 200                200             0.002%
BRIAN A CORCORAN                                                 300                300             0.002%
WILLIAM M CORNELIUS & LINDA J CORNELIUS J/T                      100                100             0.001%
NANCY E CORNELL                                                  100                100             0.001%
NANCY E CORNELL & MELODY L CORNELL J/T                           100                100             0.001%
ANTHONY FRANK CORSIGLIA                                          500                500             0.004%
KENNETH A CORTNER & JANET M CORTNER J/T                          500                500             0.004%
PAUL A CORY & CATHY M CORY J/T                                   400                400             0.003%
BARBARA JO COSGROVE                                              100                100             0.001%
VIOLET L COSGROVE                                                100                100             0.001%
AARON D COUCHMAN                                                 200                200             0.002%
ALAN COUCHMAN                                                    100                100             0.001%
ERIC ALAN COUCHMAN                                               100                100             0.001%
DIANE K COURTNEY                                                 550                550             0.004%
JORGE F COVARRUBIAS & MARIA COVARRUBIAS J/T                      100                100             0.001%
GIFFORD A COVAULT & RUTH E COVAULT J/T                           100                100             0.001%
DOUGLAS L COWAN                                                1,000              1,000             0.008%
DONALD L COWEN                                                   200                200             0.002%

TASHA M COWLES                                                     400                400            0.003%
HOWARD L COX                                                       400                400            0.003%
JOHN COX & DARLA J COX J/T                                         100                100            0.001%
BRYAN M COX & KAREN E COX J/T                                      400                400            0.003%
HOWARD L COX & MARCIA R COX J/T                                    600                600            0.005%
SUSAN COY                                                          100                100            0.001%
SUSAN M COY                                                        100                100            0.001%
DONNARAE CRANSTON                                                  100                100            0.001%
WALLACE F CRAWFORD                                                 100                100            0.001%
RANDY C CRAWFORD & BLAKE R CRAWFORD TENCOM                       2,000              2,000            0.015%
RONALD L CRAWFORD & DIANNE L CRAWFORD J/T                          400                400            0.003%
DAVID O'NEIL CREIGHTON                                             200                200            0.002%
NORMAN K CRETSINGER & JANET M CRETSINGER J/T                       500                500            0.004%
KRISTIN J CRIM                                                   1,000              1,000            0.008%
JOHN P CRONIN                                                      200                200            0.002%
PATRICK J CRONIN                                                   200                200            0.002%
NORMA JEAN CROOK                                                   200                200            0.002%
LORINDA J CROPSEY & DAVID A TURNER J/T                             200                200            0.002%
MARVIN R CROSS                                                     200                200            0.002%
MATHEW CROSS                                                       200                200            0.002%
NANCY E CROSS                                                      200                200            0.002%
RICHARD L CROSSER & CAROLYN J CROSSER J/T                          200                200            0.002%
JOHN A CROSSER JR & WILLIAM J CROSSER J/T                          150                150            0.001%
JUDITH CROUSE                                                      100                100            0.001%
MATTHEW T CROUSE & DIANE K CROUSE TIC                              500                500            0.004%
BART CROUSE & MICHELE CROUSE J/T                                   200                200            0.002%
JERRY CULBERTSON & SUSAN CULBERTSON J/T                            100                100            0.001%
RANDY D CUMMINGS & LYNN CUMMINGS                                   200                200            0.002%
TROY CUMMINS & LESHIA CUMMINS J/T                                  200                200            0.002%
ROB CUNDY                                                          200                200            0.002%
BRYCE A CUNNINGHAM                                               1,000              1,000            0.008%
MICHAEL G CUPPLES & SHERYL L CUPPLES J/T                           100                100            0.001%
CELIA CURRY                                                        100                100            0.001%
PETER CURTIS & LUCI CURTIS J/T                                     100                100            0.001%
JEFFERY CUSIC & MARYKAY CUSIC J/T                                  200                200            0.002%
 CYRUS MANAGEMENT INC                                              200                200            0.002%
JACK J DACK & TWILLA W DACK J/T                                    100                100            0.001%
MILDRED E DAGIT & WILLIAM C DAGIT J/T                              200                200            0.002%
ALLAN P DAHL                                                       100                100            0.001%
DAVE J DAHLGREN & KATHY DAHLGREN J/T                               200                200            0.002%
DANIEL DAHLIN                                                      100                100            0.001%
JOHN H DAHM & SANDI L DAHM J/T                                     200                200            0.002%
MARILYN M DALESKE                                                  100                100            0.001%
ARLEN W DALESKE JR UGMA JEAN M DALSKE CUST                         100                100            0.001%
ARLEN W DALESKE UGMA JEAN M DALSKE CUST                            100                100            0.001%
GERALD W DALLY                                                     100                100            0.001%
LARRY DAMEWOOD & BETTY DAMEWOOD J/T                                400                400            0.003%
EWALD DAMGAARD                                                     200                200            0.002%

JAMES MICHAEL DAMISCH                                            1,000              1,000            0.008%
TYSON JAMES DAMISCH                                                100                100            0.001%
DENNIS L DAMMAN & JUDITH A DAMMAN J/T                              120                120            0.001%
JANE A DANIELS                                                     100                100            0.001%
TIM DANIELS & PAT DANIELS J/T                                      100                100            0.001%
RUSSELL DANIELSEN & BARBARA DANIELSEN J/T                          200                200            0.002%
FRANK W DARNER & MARGARET R DARNER J/T                             100                100            0.001%
MARK L DASCHNER & KAREY A DASCHNER J/T                             300                300            0.002%
TIM DAVENPORT                                                      100                100            0.001%
CAROL & CHARLES & LARRY DAVEY & DIANE JONES J/T                    200                200            0.002%
LARRY D DAVEY & JENNIFER S DAVEY J/T                               200                200            0.002%
JENNIE L DAVIDSON                                                  500                500            0.004%
STUART B DAVIDSON & LORI DAVIDSON J/T                              100                100            0.001%
STUART B DAVIDSON & LORI M DAVIDSON TIC                            100                100            0.001%
WALTER R DAVIES & JUDITH A DAVIES J/T                              100                100            0.001%
CYNTHIA A DAVIS                                                  1,000              1,000            0.008%
CYNTHIA ANGELINE DAVIS                                             500                500            0.004%
KRISTINE WHITE DAVIS                                               100                100            0.001%
GARY W DAVIS & LISA DAVIS J/T                                      100                100            0.001%
DRU C DAVIS & MARVAH J DAVIS J/T                                   400                400            0.003%
SCOTT A DAVIS & SANDRA J DAVIS J/T                                 200                200            0.002%
DARRELL D DAVIS & SANDRA L DAVIS J/T                               140                140            0.001%
DOUGLAS J DAVIS & SANDRA L DAVIS J/T                               400                400            0.003%
H DEAN DAWSON & LAURA L DAWSON J/T                                 400                400            0.003%
KATHLEEN W DAY                                                     200                200            0.002%
VERL E DAY & CYNTHIA DAY J/T                                       200                200            0.002%
VERL W DAY & CYNTHIA S DAY J/T                                     400                400            0.003%
MARSHALL D DAY & JUTTA E DAY J/T                                 1,000              1,000            0.008%
HARVEY J DE BOER & DELORES DE BOER J/T                             400                400            0.003%
JOEL M DE JONG                                                   1,000              1,000            0.008%
LAUREL D DE JONG                                                 2,000              2,000            0.015%
MARILYN DE VRIES                                                   100                100            0.001%
THOMAS V DE VRIES & JILL M DE VRIES J/T                            100                100            0.001%
ROBERT DE ZEEUW & LAVONNE DE ZEEUW J/T                             200                200            0.002%
 DEAN SITZMAN & JUDY SITZMAN J/T                                   200                200            0.002%
 DEAN WITTER REYNOLDS INC                                          700                700            0.005%
DAVID R DEARINGER & SHANEL DEARINGER J/T                           400                400            0.003%
KENNETH H DEBNER                                                   400                400            0.003%
KENNETH H DEBNER & HELEN M DEBNER J/T                              200                200            0.002%
HARVEY J DEBOER & DELORES C DEBOER J/T                             100                100            0.001%
HARLAN J DEBOER & MICHELE K DEBOER J/T                             100                100            0.001%
MICHAEL F DEFAZIO                                                  100                100            0.001%
BARBARA E DEGEEST                                                  100                100            0.001%
PAUL R DEGEEST & BENHJAMIN GREGORY DEGEEST J/T                     100                100            0.001%
DAVID DEHASS & YVONNE DEHASS J/T                                   120                120            0.001%
MARJORIE P DEHNING                                                 100                100            0.001%
MATTHEW S DEJONG                                                 1,000              1,000            0.008%
GREGORY DEJONG & BONNIE DEJONG J/T                              10,000             10,000            0.076%
GREOGORY DEJONG & BONNIE DEJONG J/T                             10,000             10,000            0.076%
ROBIN R DELAGARDELLE                                               100                100            0.001%

NORMAN T DELAGARDELLE & LINDA M DELAGARDELLE J/T                   100                100            0.001%
GREG DELAMORE                                                      200                200            0.002%
B L DELFFS & M A DELFFS J/T                                        100                100            0.001%
ROY LEE DELONG & MARY J DELONG J/T                               1,000              1,000            0.008%
MARK C DEMPSEY                                                     200                200            0.002%
RICK A DENGLER                                                     200                200            0.002%
RICKY C DENTON & MARY L DENTON J/T                                 100                100            0.001%
JEFFERY A DENZLER & CAROLE L DENZLER J/T                           200                200            0.002%
ROY A DENZLER JR & MARGARET A DENZLER J/T                          500                500            0.004%
DAVID D DERFLINGER & TERRI L DERFLINGER J/T                        200                200            0.002%
DOUGLAS A DEROCHER & JOYCE J DEROCHER J/T                          100                100            0.001%
GERALD F DETERS & SALLY K DETERS J/T                                50                 50            0.000%
ERIC DETERS FBO GERALD F DETERS CUSTODIAN                           25                 25            0.000%
ERIN DETERS FBO GERALD F DETERS CUSTODIAN                           25                 25            0.000%
JANE M DEVOLDER                                                    100                100            0.001%
DAVID R DEVRIES & LAUREL L DEVRIES J/T                             200                200            0.002%
W RICHARD DEWEIN & YVONE G DEWEIN J/T                              100                100            0.001%
LARRY DEZEEUW & REBECCA DEZEEUM J/T                                200                200            0.002%
LARRY DEZEEUW & REBECCA DEZEEUW J/T                                300                300            0.002%
LONNIE DEZWARTE & DANECE DEZWARTE J/T                              100                100            0.001%
LARRY E DICKERSON & BARBARA A DICKERSON J/T                      1,000              1,000            0.008%
FRANK H DIERENFELD                                                 400                400            0.003%
DONALD DIERENFELD & DORIS DIERENFELD J/T                           400                400            0.003%
THOMAS D DILTZ & KAREN K DILTZ TIC                                 300                300            0.002%
MARVIN L DIRKS JR & DIANNE K DIRKS J/T                             100                100            0.001%
LAWRENCE A DISNEY & DEBRA J DISNEY J/T                             400                400            0.003%
HERBERT S DITTMER SR & CAROLE M DITTMER J/T                        300                300            0.002%
MILTON E DIXON & MARY R DIXON J/T                                  100                100            0.001%
 DOAK MARKETING INC                                                400                400            0.003%
DANIEL H DOBBIN                                                    200                200            0.002%
DOUGLAS BRUCE DODD & RUTH REBECCA DODD J/T                         400                400            0.003%
WILLIAM P DOE & HELGARD DOE J/T                                    200                200            0.002%
LOWELL E DOERDER & MARY A DOERDER J/T                            2,000              2,000            0.015%
LESTER G DOERING                                                   500                500            0.004%
LARRY DOERING & LYNN DOERING J/T                                   400                400            0.003%
JOHN E DOHLMAN & LOUISE K DOHLMAN J/T                              100                100            0.001%
TIM E DOHRMANN & SHERRI L DOHRMANN J/T                             100                100            0.001%
CYNTHIA MARIE DONAHUE                                              300                300            0.002%
ALFRED DONAHUE & SANDRA DONAHUE J/T                                200                200            0.002%
 DONALDSON LUFKIN & JENRETTE SECURITIES CORP                    11,800             11,800            0.089%
SCOTT DONOVAN                                                      100                100            0.001%
DOUGLAS R DORN & KIM J DORN J/T                                  1,000              1,000            0.008%
JAMES DOROTHY & JOYCE DOROTHY J/T                                  400                400            0.003%
KEVIN D DORRINGTON & TERRI H DORRINGTON                            250                250            0.002%

ADRIAN K DORSMAN & ALBERTA J DORSMAN J/T                           400                400            0.003%
RYAN DOSCHADIS                                                     140                140            0.001%
DALE DOSE & SHIRLEY DOSE TIC                                       200                200            0.002%
FLOYD DOTY & JEAN DOTY J/T                                         400                400            0.003%
ANDREW D DOUGAN & KIMBERLY J DOUGAN J/T                            100                100            0.001%
RUSSELL E DOUGHERTY                                                200                200            0.002%
RANDY DOUGHERTY & STEVEN DOUGHERTY J/T                             100                100            0.001%
 DOUGLAS A BIGGART                                               1,000              1,000            0.008%
EUGENE J & COLLEEN R DOWIE TRUST                                 1,000              1,000            0.008%
RODNEY DOWLER & DONNA DOWLER J/T                                   100                100            0.001%
KELLY WOOD DOWNEY & DANA L DOWNEY                                  400                400            0.003%
ROBERT R DOYLE                                                     200                200            0.002%
DONALD J DOYLE & TARA L DOYLE J/T                                  850                850            0.006%
EDWIN A DRAKE                                                    1,000              1,000            0.008%
ROBERT C DRAKE & JILL DRAKE J/T                                    100                100            0.001%
BRYAN S DRAKE & MAGGIE A DRAKE J/T                                 200                200            0.002%
KIRSTEN R DRALLE                                                   100                100            0.001%
MERCEDES DREES & LLOYD J DREES J/T                                 200                200            0.002%
BRIAN J DREES & MELINDA J DREES J/T                                400                400            0.003%
RON D DREITH & CONNIE L DREITH J/T                                 100                100            0.001%
DAVID A DREYER & LINDA F DREYER J/T                                100                100            0.001%
JOANNE DRISCOLL                                                    100                100            0.001%
KEVIN DUBBERT                                                      500                500            0.004%
GREGG S DUBBS                                                      200                200            0.002%
WAYNE W DUCOMMUN & GERALDINE R DUCOMMUN J/T                        100                100            0.001%
CARL M DUDDEN                                                       20                 20            0.000%
JOAN C DUDEK                                                       400                400            0.003%
LLOYD M DUFFE                                                    1,000              1,000            0.008%
LLOYD DUFFE & NIDIA DUFFE J/T                                      600                600            0.005%
LLOYD M DUFFE & NIDIA M DUFFE J/T                                  300                300            0.002%
STEVEN P DUFFY & JILL L DUFFY J/T                                  400                400            0.003%
JENNIFER B DUGAS                                                   500                500            0.004%
HAROLD LEE DUHN & JULIE ANN DUHN J/T                               300                300            0.002%
MARK K DUHR                                                        600                600            0.005%
JANET DUNCAN & DENNIS DUNCAN J/T                                   200                200            0.002%
WILLIAM ROY DUNCAN & HELEN E DUNCAN J/T                            100                100            0.001%
BYRON DUNKER                                                       100                100            0.001%
AARON DUNKER & JODIE DUNKER J/T                                    200                200            0.002%
RONALD DUNSBERGEN & JULIEANNE DUNSBERGEN J/T                       300                300            0.002%
RONALD DUNSBERGER & JULIE ANNE DUNSBERGER J/T                      100                100            0.001%
MICHAEL D DURELL                                                   200                200            0.002%
JAMES D DURELL & BARBARA A DURELL J/T                              200                200            0.002%
MARJORIE DUTCHIK & RAYMOND DUTCHIK J/T                             300                300            0.002%
GLEN DUTLER & IONA DUTLER J/T                                      200                200            0.002%
GLEN M DUTLER & IONA E DUTLER J/T                                  300                300            0.002%
KRANTZ R DVERG TR OF THE R DVERG KRANTZ REV TR                     400                400            0.003%
JEFFREY A DVORAK                                                    50                 50            0.000%
CINDY J DVORAK & JOHN D COMBELLICK                                 400                400            0.003%

SHERRIE L DVORAK & THOMAS W DVORAK J/T                             200                200            0.002%
MICHAEL S DWYER & MARGO S DWYER J/T                                100                100            0.001%
ELAINE DYKES TR  1-30-96                                           130                130            0.001%
ACE RAY DYKES TR 1-30-96                                           130                130            0.001%
ACE RAY DYKES TR DATED 1-30-96                                     100                100            0.001%
ELAINE DYKES TR DATED 1-30-96                                      100                100            0.001%
MARION DYKSTRA & RUTH DYKSTRA J/T                                  500                500            0.004%
EAGLE INVESTMENT CLUB                                              100                100            0.001%
MARGARET E EBEL                                                    100                100            0.001%
LYNN L EBEL & TAMMY L EBEL J/T                                     140                140            0.001%
THOMAS EBERLE & MARY EBERLE J/T                                    100                100            0.001%
PAUL EBERLINE & JANET EBERLINE J/T                                 100                100            0.001%
RICHARD EBERS & ARLA MAE EBERS J/T                                 200                200            0.002%
JOEL R ECKMAN & JUDY O ECKMAN J/T                                  400                400            0.003%
JEFF EDBERG                                                        300                300            0.002%
EVA V EDEN                                                         100                100            0.001%
CRAIG L EDGERTON                                                   100                100            0.001%
JEFF L EDLER                                                       300                300            0.002%
 EDWARD D JONES & CO CUST FBO STEVEN K CROW                      2,000              2,000            0.015%
SCOTT K EDWARDS & KIMBERLY R EDWARDS J/T                           200                200            0.002%
JAMES E EDWARDS JR                                                 200                200            0.002%
FERN EGENES                                                        400                400            0.003%
RONALD P EHRECKE & PAMELA M EHRECKE J/T                            200                200            0.002%
CHUCK EHREDT                                                       200                200            0.002%
IRVIN EILERS                                                       100                100            0.001%
RANDY J EILERS                                                     600                600            0.005%
MICHAEL E EISCHEID                                                 100                100            0.001%
JAMES G EISCHEID & JEANNETTE EISCHEID J/T                          300                300            0.002%
JAMES G EISCHEID & JEANNETTE M EISCHEID J/T                        300                300            0.002%
GARY EISCHEN & KAREN EISCHEN J/T                                   300                300            0.002%
JOHN J EITEL & PATRICIA M EITEL J/T                                200                200            0.002%
DAVID A ELARTON & JULIE L ELARTON J/T                              200                200            0.002%
MARK A ELDRIDGE                                                    200                200            0.002%
DOUGLAS ELEY                                                       100                100            0.001%
DWIGHT ELEY & KRISTIE ELEY J/T                                     100                100            0.001%
MARVIN E ELGIN & ELLA JEANE ELGIN J/T                              200                200            0.002%
ARLAN ELLER & DARLYS ELLER J/T                                     100                100            0.001%
HOMER ELLER & ELAINE ELLER J/T                                     200                200            0.002%
SHELIA ELLER & JIM ELLER J/T                                       100                100            0.001%
KENT ELLER & MONICA ELLER J/T                                      200                200            0.002%
KYLE A ELLER & TONI R ELLER J/T                                    300                300            0.002%
DALLAS ELLINGSON & LORI ELLINGSON J/T                              200                200            0.002%
JAMES A ELLIOTT                                                    100                100            0.001%
BOB A ELLIOTT & CAROLE A ELLIOTT J/T                               200                200            0.002%
 ELLIS HOME IMPROVEMENT INC                                        100                100            0.001%
JAMES M ELLIS JR & BETTY J PHILLIPS J/T                            100                100            0.001%
LEO VAN ELSWYK & RUTH ANN VAN ELSWYK J/T                           100                100            0.001%
RALPH C ELWICK & MARY ELWICK J/T                                   200                200            0.002%
JOSEPH M EMANS                                                     100                100            0.001%
MARK A EMERSON & LUANN L EMERSON J/T                               200                200            0.002%

R SCOTT EMERSON & ROBERTA A EMERSON J/T                            100                100            0.001%
BRYAN EMERY                                                        100                100            0.001%
LARRY E ENDRES                                                     100                100            0.001%
ARLENE M ENGELBY                                                    40                 40            0.000%
ARLENE M ENGELBY & BENNIE U ENGELBY J/T                             40                 40            0.000%
JESSICA L ENGELBY & BENNIE U ENGELBY J/T                             5                  5            0.000%
PATRICK J ENGELBY & BENNIE U ENGELBY J/T                             5                  5            0.000%
ARLENE M ENGELBY & BRAD L ENGELBY J/T                               40                 40            0.000%
JOSHUA A ENGELBY & BRAD L ENGELBY J/T                                5                  5            0.000%
ARLENE M ENGELBY & DARCIE R JASS J/T                                40                 40            0.000%
ARLENE M ENGELBY & DEANNA M ENGELBY J/T                             40                 40            0.000%
ARLENE M ENGELBY & JANIE K BEARDSLEE J/T                            40                 40            0.000%
ARLENE M ENGELBY & JULIE B ENGELBY J/T                              40                 40            0.000%
ARLENE M ENGELBY & TIM T ENGELBY J/T                                20                 20            0.000%
ARLENE M ENGELBY & TIMOTHY T ENGELBY J/T                            20                 20            0.000%
ARLENE M ENGELBY & TRACIE J ENGELBY J/T                             20                 20            0.000%
ARLENE M ENGELBY & TRACIE J ENGLEBY J/T                             20                 20            0.000%
MARY F ENGELKING                                                   400                400            0.003%
MARY F ENGELKING & KEVIN ENGELKING J/T                             200                200            0.002%
MARY F ENGELKING & ROBIN M REKERS J/T                              200                200            0.002%
TRAVIS DOUGLAS ENGELSON                                            220                220            0.002%
LARRY D ENGELSON & JEAN ENGLESON J/T                               120                120            0.001%
MICAHEL L ENGLAND & ABBY R ENGLAND J/T                             200                200            0.002%
JEFFREY L ENGLE & DIANE M ENGLE J/T                              1,200              1,200            0.009%
JAMES A ENGLUND                                                    100                100            0.001%
ASHLEY ENTENZA & CA MURPHY J/T                                     100                100            0.001%
T ADAM ENTENZA & CA MURPHY J/T                                     300                300            0.002%
ASHLEY V ENTENZA & CAROL A MURPHY J/T                              100                100            0.001%
T ADAM ENTENZA & CAROL A MURPHY J/T                                100                100            0.001%
DALE L EPLER & MARIETTA M EPLER J/T                                100                100            0.001%
MATT ERGER                                                         100                100            0.001%
MATT ERGER & SHARON ERGER J/T                                      100                100            0.001%
DAVID P ERICKSON                                                   100                100            0.001%
JOAN ERICKSON                                                      200                200            0.002%
STEPHEN ERICKSON                                                   200                200            0.002%
C MARVIN ERICKSON & KAREN J ERICKSON J/T                           100                100            0.001%
JERRY ERICKSON & LINDA ERICKSON J/T                                600                600            0.005%
JOE J ERNST                                                        200                200            0.002%
JEROME L ERRTHUM & MARLENE M ERRTHUM J/T                           200                200            0.002%
MARY E ERVIN                                                        60                 60            0.000%
KENNETH SCOTT ERVIN & PAULA KAY ERVIN J/T                          200                200            0.002%
EUGENE ESLINGER & BARBARA ESLINGER J/T                             800                800            0.006%
 ESMANN PROPERTIES-VIRGIL THOMAS RILEY TR                        2,000              2,000            0.015%
MARK T ESPE & CYNTHIA S ESPE J/T                                   100                100            0.001%
ARNOLD L ESPE & IRENE K ESPE J/T                                   200                200            0.002%
GORDON ESPELUND & RUTH-ANNE ESPELUND J/T                           500                500            0.004%
GORDON L ESPELUND & RUTH-ANNE ESPELUND J/T                         500                500            0.004%
M JOE ETCHINGHAM                                                   200                200            0.002%
MICHAEL ETCHINGHAM                                                  50                 50            0.000%

MSGR L ETCHINGHAM                                                  200                200            0.002%
DEANNA ETHERINGTON & GREG ETHERINGTON J/T                          100                100            0.001%
ROBERT ETTER                                                       400                400            0.003%
ROBERT D ETTER & BECKY L ETTER J/T                               1,600              1,600            0.012%
ROBERT L ETTER & MINNIE L E ETTER J/T                              400                400            0.003%
SCOTT THOMAS ETZEL                                                 200                200            0.002%
R D LEE EVANS                                                      500                500            0.004%
ROSE M K EVANS                                                     100                100            0.001%
ROSE MARIE EVANS                                                   100                100            0.001%
LEE EVANS & LOGAN EVANS J/T                                        100                100            0.001%
DAVID W EVANS & LYNETTE EVANS J/T                                  100                100            0.001%
RICHARD EVERHART & SHIRLEY A EVERHART J/T                          100                100            0.001%
RICHARD EVERHART & SHIRLEY EVERHART J/T                            200                200            0.002%
ROLLIN G EVERS                                                     500                500            0.004%
RICK EVERTS & CONNIE EVERTS J/T                                    100                100            0.001%
 EWING FAMILY FARMS LC                                           1,000              1,000            0.008%
JANICE W FABER                                                     100                100            0.001%
KEN L FABER                                                      1,000              1,000            0.008%
KEVIN G FAES & SUSAN J FAES J/T                                    400                400            0.003%
IRVIN BUD FAIR & TERESA FAIR J/T                                   100                100            0.001%
HEIDI M FARIS & KEITH J FARIS J/T                                  100                100            0.001%
J EDWARD FARIS & MARY FARIS J/T                                    600                600            0.005%
JEFFREY M FARRELL                                                  100                100            0.001%
ROBERT J FARRELL                                                   100                100            0.001%
THOMAS FARRELL                                                      20                 20            0.000%
FARRELL PROPERTIES INC                                           1,000              1,000            0.008%
PHIL T FARRIER & JUDY K FARRIER J/T                                200                200            0.002%
TED R FARRIS                                                       400                400            0.003%
ROGENE M FAULKNER                                                  200                200            0.002%
CARMA R FAUST                                                    1,000              1,000            0.008%
MARK S FEAKER & ERIN C FEAKER J/T                                  100                100            0.001%
LILLIAN FEDLER                                                     900                900            0.007%
GERALD K FEE                                                       200                200            0.002%
RICHARD D FEENSTRA & PAMELA FEENSTRA J/T                           100                100            0.001%
ROBERT L FERGESON & MARY G FERGESON J/T                            400                400            0.003%
JERRY J FERSTL & JERRI LYNN FERSTL J/T                             100                100            0.001%
MIKE A FERTIG & KATHRYN J FERTIG J/T                               100                100            0.001%
RANDLE R FIDDELKE & BARBARA FIDDELKE J/T                         1,000              1,000            0.008%
KURT A FIDDELKE & NORMA P FIDDELKE J/T                             220                220            0.002%
WILLIAM J FIELDS & MARY JANIS FIELDS J/T                           200                200            0.002%
SHARON K FILLMORE                                                  100                100            0.001%
PAUL W FINCH                                                     1,000              1,000            0.008%
MARVIN L FINDLEY & FRANCES M FINDLEY J/T                           300                300            0.002%
 FIRST AVENUE LIMITED CO                                           100                100            0.001%
HAROLD JAY FISHBACK                                                200                200            0.002%
HOLLIS FISHER                                                      200                200            0.002%
JEFF L FISHER                                                      100                100            0.001%
LARRY FISHER                                                     2,000              2,000            0.015%
MARLIN E FISHER & DELLA E FISHER J/T                               100                100            0.001%
JOHN M FISHER & LYNETTE L FISHER J/T                               100                100            0.001%
LORI FISTLER & RANDY FISTLER J/T                                   100                100            0.001%

THOMAS A FITZGERALD                                              1,000              1,000            0.008%
TOM FITZGERALD                                                   1,000              1,000            0.008%
THOMAS H FITZGERALD & MARILYN J FITZGERALD J/T                     200                200            0.002%
ANGELA M FITZGERALD & MARY JO TUNGESVIK J/T                         20                 20            0.000%
CATHERINE E FITZGERALD & MARY JO TUNGESVIK J/T                      20                 20            0.000%
CHARLES M FITZGERALD & MARY JO TUNGESVIK J/T                        20                 20            0.000%
JAMES P FITZGERALD & MARY JO TUNGESVIK J/T                          20                 20            0.000%
THERESA A FITZGERALD & MARY JO TUNGESVIK J/T                        20                 20            0.000%
CHARLES R FITZWATER & LOIS MARIE FITZWATER J/T                     100                100            0.001%
MARK FLATRUD                                                       200                200            0.002%
ROGER FLATRUD & KAROLYN FLATRUD J/T                                200                200            0.002%
CHARLES L FLEENER                                                  200                200            0.002%
EDYTHE V FLEENER                                                   200                200            0.002%
GAIL L FLEMING                                                     100                100            0.001%
SHARON FLETCHALL                                                   100                100            0.001%
CHRIS FLETCHALL & TINA FLETCHALL J/T                               200                200            0.002%
JAMES RICKY FLETCHER & SALY EVA FLETCHER J/T                       100                100            0.001%
GEORGE W FLICK & ANNETTE R FLICK J/T                               100                100            0.001%
JOSE C FLORES & MARIA ELENA FLORES J/T                             400                400            0.003%
JIMMY L FLOWERS                                                    100                100            0.001%
MICHELLE FLYNN                                                     200                200            0.002%
KATHY FOGGIA & LOUIE FOGGIA J/T                                     20                 20            0.000%
JOHN W FOLEY & RITA K FOLEY J/T                                    100                100            0.001%
DONALD H FOLKERS                                                   200                200            0.002%
LEO F FONDROY                                                      100                100            0.001%
JUSTIN GEORGE FONTANINI                                            400                400            0.003%
GEORGE FONTANINI & DIANE L FONTANINI J/T                           400                400            0.003%
ROBERT L FORBES & ZAIDEE I FORBES J/T                              100                100            0.001%
JOHN JEFFREY FORD                                                  400                400            0.003%
SETH I FORD                                                        500                500            0.004%
DANNY FOREMAN & DOTTIE FOREMAN J/T                                 200                200            0.002%
DANNY  D FOREMAN & DOTTIE FOREMAN J/T                              200                200            0.002%
DANNY D FOREMAN & DOTTIE FOREMAN J/T                               200                200            0.002%
JUDY L FORNEY                                                      200                200            0.002%
KEVIN FORTHMAN                                                     150                150            0.001%
MARY A FOSSEEN                                                     200                200            0.002%
SCOTT FOSSEEN                                                    1,500              1,500            0.011%
MARGARET FOSSEEN & MARCY CHAUSSEE J/T                              100                100            0.001%
MARGARET F FOSSEEN & MARCY CHAUSSEE J/T                            100                100            0.001%
PAMEL J FOSTER & TIMON R FOSTER J/T                                100                100            0.001%
MARILYN J FRAHM                                                    100                100            0.001%
RICHARD D FRAHM                                                    200                200            0.002%
ROBERT D FRAME                                                     100                100            0.001%
EUGENE F FRAME & EVELYN M FRAME J/T                                400                400            0.003%
JUDY A FRANA                                                       100                100            0.001%

HAROLD D FRANCIS & JOANNA L FRANCIS  J/T                           100                100            0.001%
HAROLD D FRANCIS & JOANNA L FRANCIS J/T                            100                100            0.001%
KURT FRANK & LISA FRANK J/T                                        100                100            0.001%
JEFF A FRANK & SHAMAYNE M FRANK J/T                                200                200            0.002%
DONALD E FRANK JR & JANET J FRANK J/T                              300                300            0.002%
CASS FRANKLIN                                                    2,000              2,000            0.015%
JAMES A FRANKLIN & NANCY J FRANKLIN J/T                            200                200            0.002%
PAMELA SUE FRANKVILLE                                              200                200            0.002%
JAMES DEAN FRANZEN                                                 200                200            0.002%
JAMES L FRASCATORE                                                 100                100            0.001%
SUZANNE M FREDREGILL & RAYMOND H FREDREGILL J/T                    200                200            0.002%
JIM FREEBORN & GINA FREEBORN J/T                                   200                200            0.002%
ROBERT FREEL & MARGARET G FREEL J/T                                200                200            0.002%
GLENN F FREEMAN & JOLENE A FREEMAN J/T                             300                300            0.002%
REUBEN FREESE & ELEANOR FREESE J/T                                 100                100            0.001%
RAYMOND J FREESE & LAVON M FREESE J/T                              100                100            0.001%
MICHAEL FREIDHOF DBA MIKES SERVICE CENTER                          200                200            0.002%
STEVEN L FREMBGEN & DEBORAH J FREMBGEN J/T                         300                300            0.002%
JIM R FRENCH & JANET C FRENCH J/T                                  100                100            0.001%
RICHARD M FRERKER                                                  200                200            0.002%
SHARON A FRERKER                                                   100                100            0.001%
CLINT FREUND                                                       200                200            0.002%
CAROLYN F FREYLACK                                                 100                100            0.001%
DAVID L FREYLACK                                                    20                 20            0.000%
JOHN C FREYLACK                                                     20                 20            0.000%
JOSEPH T FREYLACK                                                   20                 20            0.000%
KATE FREYLACK                                                       20                 20            0.000%
LINDSAY FREYLACK                                                    10                 10            0.000%
MATTHEW P FREYLACK                                                  20                 20            0.000%
SARAH FREYLACK                                                      10                 10            0.000%
SUSAN C FREYLACK                                                 2,740              2,740            0.021%
THOMAS P FREYLACK                                                   20                 20            0.000%
ROBERT A FRIDLEY & MARY JANE FRIELEY J/T                           100                100            0.001%
ANDY FRIDOLFSON & JULIE FRIDOLFSON J/T                             200                200            0.002%
RON FRIDOLFSON & TRAUDEL FRIDOLFSON J/T                            200                200            0.002%
GREGORY A FRITZ & KYRA L FRITZ J/T                                 200                200            0.002%
ROGER FRITZ & VICKI FRITZ J/T                                      300                300            0.002%
FRANK FROAH                                                        200                200            0.002%
ROBERT L FROAH & CAROLYN C FROAH J/T                               200                200            0.002%
BRUCE FROHWEIN & GAYLA FROHWEIN J/T                                100                100            0.001%
DOUGLAS W FROST                                                    100                100            0.001%
MICHAEL A FRYSLIE & J KATHLEEN FRYSLIE J/T                         200                200            0.002%
JAMES R FUEGEN & JAN L FUEGEN J/T                                  400                400            0.003%
LARRY M FUHRMAN & CLAUDIA A FUHRMAN J/T                            200                200            0.002%
RON FUHRMAN & PAM FUHRMAN J/T                                      100                100            0.001%
DENNIS FUHRMAN & SHARON FUHRMAN J/T                                200                200            0.002%
MARY B FULLER                                                      100                100            0.001%
ROBERT D FULLER & ARLEEN FULLER J/T                                100                100            0.001%
STEVE FULLERTON & WENDY FULLERTON J/T                              100                100            0.001%
CHARLES R FUNK & CYNTHIA E FUNK J/T                                300                300            0.002%

LAWRENCE D FURLONG                                                 200                200            0.002%
JOAN A FURST & RAYMOND L FURST J/T                                 100                100            0.001%
JULIE R FYE                                                        100                100            0.001%
STAN FYNAARDT & CHERYL FYNAARDT J/T                                200                200            0.002%
CLAYTON E GABRIELSON & RUBY J GABRIELSON J/T                     1,200              1,200            0.009%
STEVEN L GAFFNEY                                                   100                100            0.001%
JERRY GAFFNEY & CINDY GAFFNEY J/T                                  300                300            0.002%
FREDERICK J GAGEN                                                  100                100            0.001%
DAVID C & SHERRY E GAHRING REV TR                                  800                800            0.006%
LAWRENCE R GAJESKI                                                 500                500            0.004%
TERRY W GALLENTINE                                                 100                100            0.001%
KRISTINA I GAMBAIANA & ROBIN I GAMBAIANA J/T                       100                100            0.001%
DANIEL L GAMMON & LISA L GAMMON J/T                                100                100            0.001%
DENISE GANDSEY & MICHAEL GANDSEY J/T                               200                200            0.002%
DOUGLAS GANFIELD & ROSE GANFIELD J/T                               100                100            0.001%
DOUGLAS A GANFIELD & ROSE M GANFIELD J/T                           100                100            0.001%
PATRICIA K GANSEN                                                1,000              1,000            0.008%
STEPHEN A GARD & PEGGY J GARD J/T                                  100                100            0.001%
KEITH GARRENGER                                                    100                100            0.001%
JAMES GARRINGER                                                    100                100            0.001%
ANN W GARTON                                                       100                100            0.001%
KIM O GARWICK                                                   20,000             20,000            0.151%
OLIVER L GARWICK & AMELIA J GARWICK J/T                          1,000              1,000            0.008%
KIM O GARWICK & NICHOLAUS D GARWICK J/T                            100                100            0.001%
KIM O GARWICK & ZACHARIA A GARWICK J/T                           1,000              1,000            0.008%
CARMEN C GASPERI & DAVE E GASPERI J/T                              200                200            0.002%
HOWARD G GASTER & DEBRA L GASTER J/T                               200                200            0.002%
RICHARD T GATES                                                    400                400            0.003%
MARK GATREL                                                        300                300            0.002%
ROBERT GATREL & PATRICIA GATREL J/T                                200                200            0.002%
EDWARD J GAUDET                                                    100                100            0.001%
FREDERICK C GAYLOR                                                 100                100            0.001%
 GAY-LOU ENTERPRISES INC                                           200                200            0.002%
BRETT GEARY                                                        420                420            0.003%
BRETT A GEARY & JUDY K GEARY J/T                                 1,000              1,000            0.008%
RON GEHRKE & MARION GEHRKE J/T                                     500                500            0.004%
BRYCE GEHRMANN                                                     100                100            0.001%
WILLIAM J GEIL & JUDITH I GEIL J/T                                 100                100            0.001%
EARL E GEITZ & GERRI F GEITZ J/T                                   100                100            0.001%
ROY A GELHAUS & SHEILA GELHAUS J/T                               1,000              1,000            0.008%
MARVIN J GENGLER & ANNA MARIE GENGLER J/T                        1,000              1,000            0.008%
DARYL A GENGLER & KAY ANN GENGLER J/T                              100                100            0.001%
RICHARD C GEORGE                                                   100                100            0.001%
SUSAN M GEORGE & MICHELLE R PRICE J/T                              300                300            0.002%
SCOTT GEORGE & RHONDA GEORGE J/T                                   100                100            0.001%
JAMES N GEORGE & SANDRA J GEORGE J/T                               200                200            0.002%
 GEORGE D NOLEN ASSOCIATES                                         200                200            0.002%
JOHN V GERSEMA & CATHERINE A GERSEMA J/T                           100                100            0.001%
JOHN A GERTSMA                                                     400                400            0.003%
GAIL L GHORN & JOHN A THORN J/T                                    100                100            0.001%

GARY GIBBS & CAROL GIBBS J/T                                     300                300             0.002%
JULIE M GIBSON                                                   100                100             0.001%
MICHAEL GIBSON & LAURA L GIBSON J/T                                -                  -             0.000%
MICHAEL E GIBSON & LAURA L GIBSON J/T                          1,000              1,000             0.008%
JACK N GILBERT & JULIE M GILBERT J/T                             100                100             0.001%
CYNTHIA A GILBERT & PAUL D GILBERT J/T                           100                100             0.001%
MICHAEL R GILBERT & TERRI R GILBERT J/T                          200                200             0.002%
JAMES A GILBERTSON & JUDY GILBERTSON J/T                         100                100             0.001%
JAMES A GILBERTSON & JUDY Y GILBERTSON J/T                       100                100             0.001%
JO ANN GILCHRIST                                               1,000              1,000             0.008%
KATHERINE M GILLMAN & GARY R GILLMAN TIC                         100                100             0.001%
BETHANY GILMAN                                                   200                200             0.002%
JOHN GILMORE & ALICE GILMORE J/T                                 600                600             0.005%
JOHN W GILMORE & ALICE J GILMORE J/T                             400                400             0.003%
 GLACE LAND MANAGEMENT                                         2,000              2,000             0.015%
ROBERT GLADWIN & MARTHA GLADWIN J/T                              200                200             0.002%
GARY L GLAWE                                                     100                100             0.001%
EVANGELINE J GLAZEBROOK                                          200                200             0.002%
BRIAN GLEASON                                                    200                200             0.002%
DICK GLESSNER                                                    400                400             0.003%
ALLEN GOCHE & JANICE M GOCHE J/T                                 300                300             0.002%
CAROL  A GOERDT                                                  200                200             0.002%
LILLIAN J GONZALES-SANTOS & DIMAS GONZALES-SANTOS J/T            100                100             0.001%
JAMES G GOOD & GAIL S GOOD J/T                                   300                300             0.002%
MICHAEL J GOODIN & JACELYN K GOODIN J/T                        1,700              1,700             0.013%
RUSSELL W GOODMAN                                                100                100             0.001%
A DUANE GOODMANSON                                               200                200             0.002%
GREGG A GOOS & THERESA M GOOS J/T                                200                200             0.002%
GENE GORBY & KATHLEEN GORBY J/T                                  200                200             0.002%
DOUGLAS LORING GORDON                                            200                200             0.002%
DAVID L GORDON & PENNY L GORDON J/T                              200                200             0.002%
RICHARD O GOSLAR                                                 100                100             0.001%
LARRY T GOSSET & RICHAEL H GOSSET J/T                            100                100             0.001%
CAROLINE GOULET                                                  800                800             0.006%
STANLEY C GOURD & JUDY A GOURD J/T                               100                100             0.001%
JAMES L GOYETTE & SHIRLEY M GOYETTE J/T                          200                200             0.002%
SAMUEL S GRABILL & SHIRLEY R GRABILL J/T                         400                400             0.003%
STEVE GRAESSER                                                   250                250             0.002%
ROBERT D GRAFF & N PAULETTE GRAFF J/T                          1,000              1,000             0.008%
JOSEPH A GRAHAM                                                  100                100             0.001%
LEROY R GRAHAM                                                   500                500             0.004%
DALE GRAHAM & LINDA GRAHAM J/T                                   200                200             0.002%
ROLLIE J GRAHAM & SONYA GRAHAM J/T                               400                400             0.003%
ROLLAND GRAHAM & WILMA GRAHAM J/T                                700                700             0.005%
JERRY W GRAM & CHERYL D GRAM J/T                                 400                400             0.003%
MILFORD W GRANT & ALICE A GRANT J/T                              400                400             0.003%
ROGER R GRANZOW & PATRICE E GRANZOW J/T                          100                100             0.001%
JOHN T GRASER JR & EDITH T GRASER J/T                            300                300             0.002%
MICHAEL GRASSO & PALOMA GRASSO J/T                               200                200             0.002%
JIM GRAVE SR & KATHLEEN GRAVE J/T                                640                640             0.005%

GERALD M GRAVES & NANCY J GRAVES J/T                           2,000              2,000             0.015%
PATRICK ALAN GRAY AN/& JULIE ANN GRAY J/T                        100                100             0.001%
LINDA A GREENE                                                   400                400             0.003%
MARGARET GREENE-TUCKER & MICHAEL JOHN TUCKER J/T                 100                100             0.001%
TERRY D GREENFIELD & GERALDINE C GREENFIELD J/T                  100                100             0.001%
DOUG GREENFIELD & SHARON GREENFIELD J/T                          200                200             0.002%
WILLIAM D GREEVER & RUTH ANN GREEVER J/T                         100                100             0.001%
MICHAEL E GREGER                                                 100                100             0.001%
MICHAEL DEAN GREIF                                               160                160             0.001%
BRUCE GRESS                                                      200                200             0.002%
RAY KEITH GRESS & JUDITH SANDRA GRESS J/T                        200                200             0.002%
RANDY GREUFE & SANDRA GREUFE J/T                                 301                301             0.002%
WILLIAM E GRIFFIN & MATTHEW E GRIFFIN J/T                      1,000              1,000             0.008%
JARED GRIMES                                                     100                100             0.001%
GENE C GRIMSLEY                                                  100                100             0.001%
TODD GROAT                                                       100                100             0.001%
CHRIS M GROEN                                                    200                200             0.002%
CURT F GROEN                                                     200                200             0.002%
JEAN GROEN                                                       500                500             0.004%
SCOTT C GROEN                                                    200                200             0.002%
CARROLL J GROEN REVOCABLE TRUST                                1,000              1,000             0.008%
JEAN GROEN REVOCABLE TRUST                                     1,000              1,000             0.008%
MARION J GROOT & LAURA E GROOT J/T                               100                100             0.001%
ORVILLE M GROOTHUIS & SHARON F GROOTHUIS J/T                     200                200             0.002%
JOSEPH A GROSS                                                   100                100             0.001%
J WILLIAM GROVE & LOIS M GROVE J/T                               100                100             0.001%
TERRY MICHAEL GROVE & MERRY JANE GROVE J/T                       100                100             0.001%
PAUL E GROVERT                                                   100                100             0.001%
GEORGE GROVERT & PAULINE GROVERT TIC                             200                200             0.002%
MARK GRUBB & HOLLY GRUBB J/T                                     200                200             0.002%
DANIEL J GRUBER                                                  500                500             0.004%
OLGANIDA GRUBER                                                1,000              1,000             0.008%
DANIEL J GRUBER & DANIEL JOHN GRUBER J/T                         100                100             0.001%
DANIEL J GRUBER & DIEDRA A HAWORTH J/T                           100                100             0.001%
DANIEL J GRUBER & KRISTINE A FERGUSON J/T                        100                100             0.001%
DANIEL J GRUBER & MARK E GRUBER J/T                              100                100             0.001%
DAVID DEAN GRUHLKE & MICHELLE ELIZABETH GRUHLKE JT               100                100             0.001%
JOHN GRUMAN & ADAM GRUMAN CUST                                   100                100             0.001%
JOHN GRUMAN & AMANDA NAGEL CUST                                  100                100             0.001%
JOHN GRUMAN & CHRISTOPHER GRUMAN CUST                            100                100             0.001%
JOHN GRUMAN & CURTIS GRUMAN CUST                                 100                100             0.001%
JOHN F GRUMAN & DIANE M GRUMAN J/T                             3,000              3,000             0.023%
JOHN GRUMAN & ELIZABETH GRUMAN CUST                              100                100             0.001%
JOHN GRUMAN & EMILY GRUMAN CUST                                  100                100             0.001%
BERNARD M GRUMAN & MARCIA L GRUMAN J/T                           400                400             0.003%
JOHN GRUMAN & OLIVIA NAGEL CUST                                  100                100             0.001%
JOHN GRUMAN & SARAH GRUMAN CUST                                  100                100             0.001%
JOHN GRUMAN & VERONICA NAGEL CUST                                100                100             0.001%

JOHN GRUMAN C/F BENJAMIN NAGEL UGMA IA                           100                100             0.001%
 GRUNDY NATIONAL BANK C/F DOUGLAS O JORDAN ROTH IRA              800                800             0.006%
 GRUNDY NATIONAL BANK C/F NEVA S JORDAN ROTH IRA                 800                800             0.006%
ARNOLD GRUNHOVD & LAVONNE GRUNHOVD J/T                           200                200             0.002%
ILENE K GUARD                                                    400                400             0.003%
RONALD J GUDENKAUF                                               100                100             0.001%
JANICE & CARL GUIDAGER & STEPHANIE TORSKY J/T                    500                500             0.004%
JANICE GULDAGER & CARL GULDAGER J/T                              500                500             0.004%
JANICE & CARL GULDAGER & JACOB TORSKY J/T                        500                500             0.004%
AMY J GUNDERSON                                                  100                100             0.001%
E M GUNDERSON                                                    200                200             0.002%
RALPH D GUNDERSON & JANET A GUNDERSON J/T                        120                120             0.001%
GARY L GUSTAFSON                                                 100                100             0.001%
JAMES D HAAGE & JULIE A HAAGE J/T                                800                800             0.006%
BEVERLY J HAAS & EARL F HAAS J/T                                 200                200             0.002%
TARA HABERSTICH                                                  100                100             0.001%
NORMAN HACKNEY & CAROL HACKNEY J/T                               400                400             0.003%
GAIL L HACKNEY & KATHLEEN R HACKNEY J/T                          400                400             0.003%
DONALD R HADENFELDT & REBECCA S HADENFELDT J/T                   100                100             0.001%
RAYMOND G HAFAR                                                1,000              1,000             0.008%
JOHN L HAFNER & VICKI L HAFNER J/T                               100                100             0.001%
BRUCE HAGEDORN & BETTY HAGEDORN J/T                              400                400             0.003%
DELLENE HAGER                                                    200                200             0.002%
WALTER HAGER & ARDYTHE HAGER J/T                                 100                100             0.001%
WALTER HAGER & ARDYTHE STRADER HAGER J/T                         100                100             0.001%
GARY HAGER & JACQUELINE HAGER J/T                                200                200             0.002%
JAMES B HAHT & ALICE J HAHT J/T                                  100                100             0.001%
ARLYN A HAKE                                                   1,000              1,000             0.008%
ELVERN L HAKE                                                  1,000              1,000             0.008%
FRANKLIN ARTHUR HAKER                                          1,000              1,000             0.008%
JON H HALFORD                                                    500                500             0.004%
PAUL HALFORD & LISA HALFORD TIC                                  400                400             0.003%
DAVID R HALL                                                   1,000              1,000             0.008%
JEFFREY R HALL                                                   200                200             0.002%
THOMAS R HALL & AMBER FLEMING J/T                              1,000              1,000             0.008%
STEVE HALL & MEGAN HALL & ROBIN HALL TIC                         120                120             0.001%
JOHN DEAN HALL & VERLAINE GAIL HALL J/T                          100                100             0.001%
BETTY J HALLBAUER                                                100                100             0.001%
NEDRA E HALLBERG TR                                              100                100             0.001%
NEDRA E HALLBERG TRUST                                           100                100             0.001%
MARK HALLIDAY                                                    199                199             0.002%
JAMES L HALLS & JANICE C HALLS J/T                               400                400             0.003%
PATRICIA R HALSTEAD                                            1,400              1,400             0.011%
CLAYTON D HAMAN & NATHAN D HAMAN J/T                             200                200             0.002%
LACEY HAMEISTER                                                   50                 50             0.000%
LARRY HAMEISTER                                                  200                200             0.002%

MICHAEL HAMEISTER                                                 50                50              0.000%
STEVEN HAMEISTER                                                 100                100             0.001%
BRAD HAMES & TRACY HAMES J/T                                     100                100             0.001%
PAT HAMILTON                                                     400                400             0.003%
JAMES L HAMILTON & MARGARET A HAMILTON J/T                       220                220             0.002%
JOHN L HAMMILL                                                   400                400             0.003%
JERRY HAMMOND                                                    100                100             0.001%
JOAN HAMMOND                                                     100                100             0.001%
GAIL L HAMPEL & KAREN A HAMPEL J/T                               200                200             0.002%
STEVEN R HANCE & PATRICIA E HANCE J/T                          1,000              1,000             0.008%
CHARLES E HAND & NIETA LEE HAND J/T                              500                500             0.004%
JOHN M HAND & ROSIE V HAND J/T                                   200                200             0.002%
SHARON HANDELAND                                                 100                100             0.001%
GARY HANDELAND & DIANE HANDELAND J/T                             200                200             0.002%
LOREN HANDELAND & KATHRYN HANDELAND J/T                          400                400             0.003%
WADE HANDELAND & LASEY HANDELAND J/T                             300                300             0.002%
 HANDELAND TRUCKING                                              200                200             0.002%
 HANDELAND TRUCKING CORP                                         200                200             0.002%
DANIELLE M HANDSAKER                                             100                100             0.001%
DAVID LEE HANDSAKER                                              100                100             0.001%
JACOB WILLIAM HANDSAKER                                          120                120             0.001%
JUDITH ANN HANDSAKER                                             100                100             0.001%
JUDY HANDSAKER                                                   100                100             0.001%
PAUL D HANDSAKER & BONNIE HANDSAKER J/T                          200                200             0.002%
JAMES E HANDSAKER & JUDITH A HANDSAKER J/T                       200                200             0.002%
ROGER A HANDSAKER & SANDRA K HANDSAKER J/T                       200                200             0.002%
LARRY HANKINS & RONALD S BEARMORE II                             100                100             0.001%
FRAN HANLON & SEN HANLON J/T                                     300                300             0.002%
CHARLES L HANNAHS & LYONA F HANNAHS J/T                          200                200             0.002%
DON W HANSEL JR & SUANN R HANSEL J/T                             100                100             0.001%
CLAYTON HANSEN                                                   300                300             0.002%
DALLAS HANSEN                                                      -                  -             0.000%
DONNA J HANSEN                                                   100                100             0.001%
ED HANSEN & CAROL HANSEN J/T                                     100                100             0.001%
DONALD  H HANSEN & CONSTANCE HANSEN J/T                          700                700             0.005%
DONALD H HANSEN & CONSTANCE HANSEN J/T                           400                400             0.003%
DONALD H HANSEN & CONSTANCE L HANSEN J/T                         200                200             0.002%
DR DONALD H HANSEN & CONSTANCE L HANSEN J/T                      100                100             0.001%
THERESA J HANSEN & DENNIS L HANSEN J/T                         2,000              2,000             0.015%
DENNIS L HANSEN & JEAN M HANSEN J/T                              500                500             0.004%
L DALE HANSEN & LORRAINE HANSEN J/T                              500                500             0.004%
TIM MOHR JEAN HANSEN & PAULA WALLERSTEDT TENCOM                  200                200             0.002%
JOHN G HANSMAN                                                   100                100             0.001%
ELAINE HANSON                                                    200                200             0.002%
KATHLEEN HANSON                                                  300                300             0.002%
MARLYN D HANSON                                                  200                200             0.002%
DEBORAH A HANSON & D M HARPER J/T WROS                         1,000              1,000             0.008%

MARK B HANSON & JOAN I HANSON J/T                                200                200             0.002%
PERRY L HANSON & MARISSA KAY HANSON J/T WROS                     100                100             0.001%
MARILYN D HANSON & PAUL M HANSON J/T                             200                200             0.002%
MARLYN D HANSON & PAUL M HANSON J/T                              200                200             0.002%
MARLYN D HANSON & TODD J HANSON J/T                              400                400             0.003%
JOANNE B HANUS                                                   100                100             0.001%
PAULA HAPPEL & JAMES HAPPEL J/T                                  100                100             0.001%
ROGER L HARDER & DARLENE M HARDER J/T                            100                100             0.001%
FRANK HARGER & JANET HARGER J/T                                  500                500             0.004%
DONALD HARLESS & JEANETTE HARLESS J/T                            120                120             0.001%
DORIS P HARMAN                                                   100                100             0.001%
RANDALL E HARMAN & BRENDA J HARMAN J/T                           100                100             0.001%
RICHARD L HARMON & CHERYLE L HARMON J/T                        1,000              1,000             0.008%
MICHAEL HARMON & SUSAN HARMON J/T                                200                200             0.002%
 HAROLD MARTIN INS AGY CORP                                    1,000              1,000             0.008%
TIMOTHY HARPENAU                                                 100                100             0.001%
SHERYL R HARRINGA                                                100                100             0.001%
DIANE K HARRINGTON                                               100                100             0.001%
GARY C HARRIS                                                    200                200             0.002%
PHILLIP C HARRIS & CATHERINE S HARRIS J/T                        200                200             0.002%
MICHAEL V HARRIS & DEBBIE E HARRIS J/T                           300                300             0.002%
CHARLES W HARRIS & GLADYS R HARRIS J/T                           200                200             0.002%
MICHAEL HARRIS & KEVIN PIETERS & SCOTT WILLIAMS PART             100                100             0.001%
DEAN E HARRISON                                                  500                500             0.004%
LINDA A HARRISON                                                 400                400             0.003%
MICHAEL RAY HARRISON & ROSE ANN HARRISON J/T                     200                200             0.002%
MICHAEL HARRISON & ROSE HARRISON J/T                             200                200             0.002%
WANDA HARRY & DOUGLAS HARRY J/T                                  400                400             0.003%
DANIEL HART & BEVERLY HART J/T                                   120                120             0.001%
DANIEL R HART & BEVERLY HART J/T                                 120                120             0.001%
LARRY L HART & KAREN K HART J/T                                  100                100             0.001%
IVAN W HART & Z MAXINE HART J/T                                  100                100             0.001%
WILLIAM HARTER & ALANA HARTER J/T                                100                100             0.001%
MELVIN HARTMAN ROSELLA HARTMAN FAMILY TR                         100                100             0.001%
WAYNE L HARTWIG & CAROL A HARTWIG J/T                          1,000              1,000             0.008%
BRUCE HARVEY & NANCY HARVEY J/T                                  100                100             0.001%
ROBERT M HASLEY & BARBARA L HASLEY J/T                           100                100             0.001%
LARRY HATTON                                                     100                100             0.001%
JAMES L HAUGE                                                    100                100             0.001%
JOHN A HAUSWIRTH & DIANE C HAUSWIRTH J/T                         100                100             0.001%
DENNIS HAVEL                                                     200                200             0.002%
DOUGLAS R HAVEL                                                  200                200             0.002%
KENNETH A HAVEL & MARLENE J HAVEL J/T                            200                200             0.002%
ROY HAVENS                                                     2,000              2,000             0.015%
MARION HAVENS & JEAN HAVENS TR DEC 7 96                          100                100             0.001%
REBECCA S HAVLICEK                                               100                100             0.001%
OD HAWKINS                                                       200                200             0.002%
O.D. & MURIEL HAWKINS TRUST                                      300                300             0.002%
MARSHA HAWORTH                                                 2,000              2,000             0.015%

CLINTON HAWORTH & GARY HAWORTH J/T                             1,000              1,000             0.008%
GARY HAWORTH & GHERESA HAWORTH J/T                             2,000              2,000             0.015%
WAYNE HAWORTH & LOUISE HAWORTH J/T                            10,000             10,000             0.076%
WAYNE R HAWORTH & LOUISE HAWORTH J/T                           2,000              2,000             0.015%
ALAN L HAWORTH & MARSHA HAWORTH J/T                            9,000              9,000             0.068%
ALLAN HAWORTH & MARSHA HAWORTH J/T                             2,500              2,500             0.019%
GARY HAWORTH & THERESA HAWORTH J/T                             4,000              4,000             0.030%
LESTER HAY                                                       200                200             0.002%
LESTER L HAY                                                     200                200             0.002%
DAVID L HAYES                                                    200                200             0.002%
DAVID HAYES & KATHLEEN B HAYES & JANET MOON J/T                  200                200             0.002%
BRYANT LEE HAYS                                                  100                100             0.001%
DARRELL K HAZELWOOD                                              200                200             0.002%
LEWIS C HAZELWOOD JR                                             200                200             0.002%
NATHAN L HEADLEY                                                 100                100             0.001%
SUSAN L HEADLEY                                                  100                100             0.001%
PATRICIA L HEADLEY & RUTHANNE HARSTAD J/T                        200                200             0.002%
LADONNA HEATH & CRAIG L HEATH J/T                                500                500             0.004%
KARL J HECK & AUDREY J HECK J/T                                  160                160             0.001%
DARIN G HECKER & TERESA M HECKER J/T                             100                100             0.001%
STEVEN R HEDDINGER & DEBORAH A HEDDINGER J/T                     100                100             0.001%
JAY W HEEREN & DENA M HEEREN J/T                                 200                200             0.002%
HAROLD HEESCH                                                    200                200             0.002%
KENNETH L HEETLAND                                               100                100             0.001%
JASON HEFFELMEIER                                                100                100             0.001%
DORANCE A HEFTE & CONNIE L HEFTE J/T                             200                200             0.002%
JEROME J HEGER                                                   600                600             0.005%
ROGER HEGLAND                                                  2,000              2,000             0.015%
GEORGE HEGSTROM & MARIDEE HEGSTROM REV TR DTD 35025            1,200              1,200             0.009%
GEORGE HEGSTROM & MARIDEE HEGSTROM REV TR 11-22-95               600                600             0.005%
RANDALL L HEIBERGER & VALERIE K HEIBERGER J/T                    200                200             0.002%
DALEN R HEIDA                                                    200                200             0.002%
KURT A HEIDEN & CARA K HEIDEN J/T                                200                200             0.002%
MARC HEIDEN & DENISE HEIDEN J/T                                  100                100             0.001%
STEVEN L HEIL & VICKI A HEIL J/T                                 200                200             0.002%
JOSEPH M HEINEN II & INGRID A HEINEN J/T                         100                100             0.001%
MICHAEL J HEINRICH                                               120                120             0.001%
LLOYD L HEINSELMAN & CYNTHIA S HEINSELMAN J/T                    500                500             0.004%
ROBERT W HEIRIGS IRA                                           2,000              2,000             0.015%
DORIS M HEITMAN                                                  200                200             0.002%
JERRY E HEJLIK                                                   100                100             0.001%
JULIE A HEJLIK                                                   100                100             0.001%
KAY A HELD                                                       100                100             0.001%
RAY D HELD & DONNA K HELD J/T                                  1,000              1,000             0.008%
ROBERT E HELMERS                                                 200                200             0.002%
LONNIE J HELMS & CONNIE M HELMS J/T                              100                100             0.001%
CAMERON C HENDERSON                                              200                200             0.002%

RODNEY D HENDERSON & BRENDA L HENDERSON J/T                      200                200             0.002%
JASON O HENDERSON & DEBRA J HENDERSON J/T                        100                100             0.001%
DONALD L HENDERSON & MADOLYN M HENDERSON J/T                     200                200             0.002%
JAMES W HENDERSON & MARJORIE A HENDERSON  TIC                    100                100             0.001%
JAMES W HENDERSON & MARJORIE A HENDERSON J/T                     100                100             0.001%
JAMES W HENDERSON & MARJORIE A HENDERSON TIC                     100                100             0.001%
EVERETT L HENDERSON & TWILA H LANDE TIC                          100                100             0.001%
BARBARA ANN HENDERSON KENNEDY                                    100                100             0.001%
ARDYS HENDRICKSON                                                200                200             0.002%
EUGENE HENDRICKSON & ARDYS HENDRICKSON J/T                       400                400             0.003%
ARDYS & EUGENE HENDRICKSON & DAVID & STEVEN LUPPES J/T           200                200             0.002%
EDWARD HENG & DORIS HENG J/T                                     200                200             0.002%
ROGER D HENLEY & JUDY D HENLEY J/T                               400                400             0.003%
ROGER D HENLEY & RICHARD D & JEREMY M HENLEY TIC                 300                300             0.002%
JOHN M HENNESSEY TR JOHN M HENNESSEY TTEE                        100                100             0.001%
MATHEW F HENRICHS & MARLENE A SHELLEY J/T                        200                200             0.002%
DEANNE HENRY                                                     200                200             0.002%
STEVE L HENRY & KARYL HENRY J/T                                  800                800             0.006%
DONALD HENSLEY & LISA HENSLEY J/T                                100                100             0.001%
RONALD HENZE                                                     100                100             0.001%
BEN HENZE & IRMA HENZE J/T                                       400                400             0.003%
GEROLD F HERRICK                                                 100                100             0.001%
MILO HERRICK & LINDA HERRICK J/T                                 100                100             0.001%
CARROLL HERSHBERGER                                              400                400             0.003%
MARVIN HERSHBERGER                                               100                100             0.001%
GLENN S HERSHBERGER & PHYLLIS J HERSHBERGER J/T                  100                100             0.001%
JEFFERY DUANE ALBERT HERZBERG                                    100                100             0.001%
WILLARD H HERZBERG & JOANNE KAY HERZBERG TIC                     200                200             0.002%
MARTIN T HEWITT                                                  300                300             0.002%
JERRY A HEYING & JOANNE M HEYING J/T                             100                100             0.001%
AMY T HEYN & PAUL R HEYN J/T                                   4,600              4,600             0.035%
CHRISTY HIBBS & JEFF HIBBS J/T                                   200                200             0.002%
KENT J HICKMAN                                                   100                100             0.001%
KENT JUSTIN HICKMAN                                              100                100             0.001%
MARCIA D HICKMAN                                                 100                100             0.001%
JOSH HIEMSTRA                                                      4                  4             0.000%
THOMAS DAL HIGBY & MARY JANE HIGBY J/T                         1,000              1,000             0.008%
JAMES HIGDON & TAUNJIA ALLEN J/T                                 200                200             0.002%
RICHARD HIGGINBOTTOM & DARLENE J HIGGINBOTTOM J/T                500                500             0.004%
RAYMOND J HIGGINS                                                200                200             0.002%
TERRY L HILDEBRAND                                               400                400             0.003%

NOEL RANDY HILDRETH & BECKY J HILDRETH J/T                       100                100             0.001%
GAVIN HILE                                                       100                100             0.001%
KIERSTEN HILE                                                    100                100             0.001%
MIKE HILE                                                        100                100             0.001%
MIKE HILE & MARSHA HILE J/T                                      100                100             0.001%
TERRY HILER                                                      200                200             0.002%
TERY HILER                                                       200                200             0.002%
EARL W HILL                                                      100                100             0.001%
JEREMY HILL & DENISE HILL J/T                                    100                100             0.001%
TOM H HILLEMAN                                                   100                100             0.001%
CHERLYN E HILLRICHS                                              100                100             0.001%
JENNIFER S HILTON                                                100                100             0.001%
LAUREL B HILTON                                                  200                200             0.002%
TIMOTHY A HILTON & LISA M HILTON J/T                             200                200             0.002%
GERALD R HILTON & PATRICIA K HILTON J/T                          700                700             0.005%
KEITH L HIMMEL & JOAN HIMMEL J/T                                 100                100             0.001%
ADAM HIMSCHOOT                                                   100                100             0.001%
JASON HIMSCHOOT                                                  100                100             0.001%
JENNIFER HIMSCHOOT                                               100                100             0.001%
STEVEN L HIMSCHOOT                                               700                700             0.005%
CLINT DAVID HINDERAKER                                           250                250             0.002%
CRAIG HINDERAKER & CATHYRN HINDERAKER J/T                        200                200             0.002%
ELINOR A HINDERS & GLENN HINDERS J/T                             100                100             0.001%
ALICE W HINES TTEE ALICE W HINES TR DTD 10/21/88               1,000              1,000             0.008%
LAWRENCE W HINGST JR & TRICIA K HINGST J/T                       400                400             0.003%
RICHARD HINMAN                                                   100                100             0.001%
ROBERT L HIRSCHFELD & MARGARET A HIRSCHFELD J/T                  200                200             0.002%
WILDA L HITE                                                     100                100             0.001%
ARHTUR HITZ & SHARON HITZ J/T                                    100                100             0.001%
DAVID J HLAS & JOHN P HLAS J/T                                   200                200             0.002%
JOHN P HLAS & SUE L HLAS J/T                                     200                200             0.002%
BRIAN J HOBBS & DEANNE M HOBBS J/T                               100                100             0.001%
LORI HOCKETT                                                     100                100             0.001%
LORI E HOCKETT                                                   100                100             0.001%
SCOTT HODGE                                                      100                100             0.001%
GLEN HODNEFIELD & CINDY HODNEFIELD J/T                           400                400             0.003%
MABEL R HOEFER                                                   600                600             0.005%
RICHARD W HOEFER & MARYLU A HOEFER J/T                           600                600             0.005%
CARROLL D HOELSCHER                                              700                700             0.005%
JOHN H HOELSCHER                                               1,000              1,000             0.008%
LOREN CURTIS HOELSCHER                                           100                100             0.001%
MARGARET HOELSCHER                                             1,000              1,000             0.008%
MARK A HOELSCHER                                                 600                600             0.005%
RODGER W HOELSCHER                                               200                200             0.002%
THOMAS F HOELSCHER                                             1,000              1,000             0.008%
RODGER W HOELSCHER & DIAN HOELSCHER J/T                          600                600             0.005%
JEFF HOEMAN & ANN HOEMAN J/T                                   1,000              1,000             0.008%
JEFF HOEMANN & ANN HOEMANN J/T                                 1,000              1,000             0.008%
RONALD W HOFER & JOAN M HOFER J/T                                200                200             0.002%

STEVEN J HOFF & BETH A HOFF J/T                                  400                400             0.003%
MYRON J HOFFERT & SAUNDRA L HOFFERT J/T                          100                100             0.001%
ADAM PAUL HOFFMAN                                                100                100             0.001%
DONALD G HOFFMAN                                               2,000              2,000             0.015%
WILLIAM JOHN HOFFMAN                                             100                100             0.001%
RANDY D HOFFMAN & DIANNE L HOFFMAN J/T                           100                100             0.001%
MICHAEL E HOFFMAN & JULIE M HOFFMAN J/T                          500                500             0.004%
MATTHEW M HOFFNAGLE                                               25                 25             0.000%
JAYNE L HOGAN                                                    100                100             0.001%
DOROTHY HOGENDORN                                                400                400             0.003%
MICHAEL HOHL                                                      10                 10             0.000%
ROBERT D HOLCOMB & PATRICIA M HOLCOMB J/T                        100                100             0.001%
PATRICIA M HOLCOMB C/F BENJAMIN MICHAEL SIMMENS                  150                150             0.001%
PATRICIA M HOLCOMB C/F MATTHEW WILLIAM SIMMENS                   150                150             0.001%
BILLY MICHAEL HOLDER & JESTINA LOUISE HOLDER J/T                 200                200             0.002%
C GAA HOLDIMAN                                                   200                200             0.002%
MELVIN G HOLDSWORTH REV TR                                       200                200             0.002%
CLARION I HOLDSWORTH REV TRUST DATED JUNE 25, 1994               200                200             0.002%
HOWARD L HOLLANDER & LOIS D HOLLANDER J/T                        400                400             0.003%
LEONARD L HOLLAR & BEVERLY A HOLLAR J/T                          500                500             0.004%
DOUGLAS D HOLLIDAY                                               100                100             0.001%
JOHN HOLLINGSWORTH & DONNA HOLLINGSWORTH J/T                     400                400             0.003%
DAVID HOLLOWAY & DONNA HOLLOWAY J/T                              100                100             0.001%
THOMAS E HOLM & BONNIE F HOLM J/T                                200                200             0.002%
DAVID G HOLMES                                                   200                200             0.002%
FRANK HOLT                                                       100                100             0.001%
JASON D HOLTHAUS                                                 200                200             0.002%
PATTY L HOLTZ & DENNIS R HOLTZ J/T                               200                200             0.002%
JESSE HOLTZMAN & ESTHER HOLTZMAN TRUST DATED 33445               100                100             0.001%
JOHN J HOLVECK & DONNA L HOLVECK J/T                             200                200             0.002%
RICHARD HOMEWOOD & VICTORIA HOMEWOOD J/T                         200                200             0.002%
JANE R HOMMEL                                                    100                100             0.001%
R TIMOTHY HOMMEL                                                 100                100             0.001%
DIANE K HOOVER                                                   100                100             0.001%
TRACY HOOVER & CARRIE HOOVER J/T                                 200                200             0.002%
G DEAN HOPKINS                                                   200                200             0.002%
IMMANUEL M HOPPE                                                 400                400             0.003%
CURTIS D HOPPER & LAURA K HOPPER J/T                             400                400             0.003%
MARY LOUISE HOPSON                                               100                100             0.001%
DANIEL G HORGEN                                                  100                100             0.001%
DARRYL G HORGEN                                                  200                200             0.002%
MARLIS J HORGEN                                                  100                100             0.001%
EDGAR T HORN                                                     500                500             0.004%
SHERRY R HORSLEY & ARTHUR R HORSLEY J/T                          100                100             0.001%
CHAD W HOTZ                                                      200                200             0.002%

JON H HOUCK & KATHALEEN F HOUCK J/T                              100                100             0.001%
ROD HOUGE                                                        100                100             0.001%
LUTHER L HOUGEN & TAMARA L HOUGEN J/T                            100                100             0.001%
ROBERTA L HOUGH & RORY D SCHNELL TIC                             100                100             0.001%
TERENCE J HOULIHAN                                               200                200             0.002%
DAN HOUSER                                                       100                100             0.001%
ALAN HOVDEN & DELORES HOVDEN J/T                                 300                300             0.002%
TODD HOVE & TAMMY HOVE J/T                                       100                100             0.001%
GARY L HOVEY & MARY HOVEY J/T                                    200                200             0.002%
ELLEN L HOWARD                                                   200                200             0.002%
STEPHEN C HOWARD & JANICE K HOWARD J/T                           600                600             0.005%
DOUGLAS R HOWELL                                                 100                100             0.001%
RICHARD L HOYT                                                   400                400             0.003%
I AVONNE HOYT & JACK D HOYT J/T                                  200                200             0.002%
GREGORY A HOYT & MONA SUE HOYT TENCOM                            200                200             0.002%
LONNIE A HOYT & NANCY J HOYT J/T                                 200                200             0.002%
JACQUELINE HUBER                                                 100                100             0.001%
JEFFERY HUDGINS                                                  100                100             0.001%
JAMES E HUDSON                                                   200                200             0.002%
BRYAN HUDSON & DIANA HUDSON J/T                                  100                100             0.001%
ROLAND C HUEBNER & CONSTANCE P HUEBNER J/T                       200                200             0.002%
SEAN A HUEN & RACHEL R HUEN J/T                                  200                200             0.002%
DONNA M HUGHES                                                   200                200             0.002%
HELEN HUGHES & ROLLAND GRAHAM TIC                                200                200             0.002%
ROGER L HUISINGA & JANET HUISINGA J/T                            200                200             0.002%
MARK J HULSEBUS                                                  900                900             0.007%
MARSHALL HULSEBUS & MARILYN HULSEBUS J/T                         100                100             0.001%
ELDON HULST                                                      200                200             0.002%
GERALD L HUMMEL & SUSAN J HUMMEL J/T                             100                100             0.001%
JORY W HUNERDOSSE                                                200                200             0.002%
DAVID L HUOVINEN & CINDY B HUOVINEN J/T                          100                100             0.001%
ROGER HUPFELD                                                    400                400             0.003%
VICTOR J HUSHAK & BEATRICE HUSHAK J/T                            600                600             0.005%
CURTIS D HUSSKE & MARY C HUSSKE J/T                              500                500             0.004%
JOHN E HUTTON JR                                                 600                600             0.005%
DARL L HUYSER                                                    200                200             0.002%
DUSTIN L HUYSER                                                  200                200             0.002%
JOEL M HUYSER                                                    200                200             0.002%
RANDY L HUYSER & NANCY L HUYSER J/T                              100                100             0.001%
LOUISE MCGUIRE HYLAND & SIGURD R HYLAND J/T                      100                100             0.001%
KEVIN HYUCK                                                      200                200             0.002%
244 I                                                          1,916              1,916             0.015%
DEAN IBELING & DEBI IBELING J/T                                  100                100             0.001%
DALE D IBELING & LEDA M IBELING J/T                              100                100             0.001%
JOHN G IBELING & PATRICIA IBELING J/T                            400                400             0.003%
JOHN H IHLE & JEAN ANN IHLE J/T                                  100                100             0.001%
JOHN H IHLE & JEAN ANNE IHLE J/T                                 100                100             0.001%
MERLE IHNE                                                       700                700             0.005%
JOHNNIE D ILES & MEMORY  J ILES J/T                              200                200             0.002%
JOHNNIE D ILES & MEMORY J ILES                                   300                300             0.002%

CHRIS T INGLEDUE                                                 500                500             0.004%
MARVIN J INGRAHAM & PAMELA R INGERHAM J/T                        200                200             0.002%
IOWA STATE BANK TRUSTEE FBO CECIL L JENNINGS                     200                200             0.002%
TERRY IRA & AMY IRA J/T                                          600                600             0.005%
DOUGLAS L IRWIN                                                  100                100             0.001%
JAMES IRWIN & PAULINE IRWIN J/T                                  200                200             0.002%
MAX D ISAACSON & ELIZABETH A ISAACSON J/T                        200                200             0.002%
LAWRENCE ISAACSON & GEORGIA ISAACSON J/T                         200                200             0.002%
GERALD L ISEMINGER & MARILYN J ISEMINGER J/T                     100                100             0.001%
PHILIP W ISLEY & LYNN L ISLEY J/T                                500                500             0.004%
ROY ISVIK                                                      1,000              1,000             0.008%
MIKE IVERSON                                                     200                200             0.002%
LYLE A IZER                                                      150                150             0.001%
J J J EDLER PARTNERSHIP                                          200                200             0.002%
STEVEN EDWARD JACKSON                                            100                100             0.001%
JON JACKSON & KATHLEEN JACKSON J/T                               200                200             0.002%
RONALD L JACKSON & MARY E JACKSON J/T                            300                300             0.002%
WILLIAM ROBERT JACKSON JR & MARGRET JOAN JACKSON J/T             100                100             0.001%
BRADLEY F JACOBS                                                 200                200             0.002%
ORVILLE JACOBS  & RUTH JACOBS J/T                              2,000              2,000             0.015%
ORVILLE J JACOBS & RUTH A JACOBS J/T                             200                200             0.002%
ORVILLE JACOBS & RUTH JACOBS J/T                               1,800              1,800             0.014%
JOHN JACOBSON                                                    200                200             0.002%
KEVIN JACOBSON                                                   200                200             0.002%
MARY JACOBSON                                                    381                381             0.003%
RONALD G JAEGER                                                  200                200             0.002%
J RUSSELL JAHN                                                   100                100             0.001%
GLORIA J JAHNEL                                                  100                100             0.001%
WILLIAM J JAHNEL                                                 200                200             0.002%
JOHN Q JAMESON                                                   400                400             0.003%
LEONARD F JANDIK & JOYCE E JANDIK J/T                            200                200             0.002%
DWIGHT O JANES                                                   200                200             0.002%
KIRK J JANES                                                     400                400             0.003%
MERLIN D JANES                                                   600                600             0.005%
RICHARD L JANES & JEANNE D JANES J/T                             100                100             0.001%
CURTIS D JANS & BILLIE L JANS J/T                                200                200             0.002%
CURTIS D JANS TTEE TR                                            200                200             0.002%
DAVID E JANSEN                                                   200                200             0.002%
AREND JANSEN & BETTY LOU JANSEN J/T                              400                400             0.003%
HARLEY A JANSSEN                                                 200                200             0.002%
KENNETH D JANSSEN & NANCY L JANSSEN J/T                          500                500             0.004%
DAVID W JANSSEN & SANDRA A JANSSEN J/T                           200                200             0.002%
RONALD H JARBOE & DIXIE L JARBOE J/T                             400                400             0.003%
AUDRA A JARMAN                                                   250                250             0.002%
JOHN P JARMAN                                                    250                250             0.002%
TYLER JASS                                                        20                20              0.000%
DAVID JASS & DARCI JASS J/T                                      100                100             0.001%
CHRISTOPHER D JASS & DARCIE JASS J/T                               5                  5             0.000%

HAYLEY M JASS & DARCIE R JASS J/T                                  5                  5             0.000%
WILLIAM JASS & DORIS JASS J/T                                    160                160             0.001%
WILLIAM JASS & PAUL JASS J/T                                      20                 20             0.000%
DEE JAY                                                           10                 10             0.000%
DEE JAY & STERLING JAY J/T                                        10                 10             0.000%
JASON JEDELE                                                     200                200             0.002%
CLARK C JEFFERSON                                                400                400             0.003%
RANDY JELTEMA                                                    200                200             0.002%
ARTHUR JENISON & JUDY JENISON J/T                                600                600             0.005%
ESTELENE M JENNINGS                                              200                200             0.002%
BOB J JENSEN                                                     200                200             0.002%
BRENT JENSEN                                                     500                500             0.004%
BRYAN J JENSEN                                                   100                100             0.001%
PATTY JENSEN                                                     200                200             0.002%
PHILLIP K JENSEN                                                 100                100             0.001%
THOMAS J JENSEN                                                  100                100             0.001%
ROGER P JENSEN & JEFFERY P JENSEN J/T                            100                100             0.001%
KAREN K JESSEN                                                   200                200             0.002%
JIMMY DALE JESSOP                                                100                100             0.001%
TADD BENTON JESSOP                                               200                200             0.002%
JESTER INVESTORS IOWA CORPORATION                                100                100             0.001%
JESTERS INVESTORS                                                200                200             0.002%
ROBERT C JEWETT                                                  200                200             0.002%
HARRY A JOCHEMS & JOYCE L JOCHEMS J/T                            300                300             0.002%
LAURA L JOCHEMS & STEVE L JOCHEMS J/T                            100                100             0.001%
RONNIE E JOENKS & BARBARA L JOENKS J/T                           200                200             0.002%
JAMES E JOHANNSEN & HARRIET J JOHANNSEN J/T                      400                400             0.003%
VICTORIA M JOHN & LANCE K JOHN & MICHAEL T DAMSKE J/T            100                100             0.001%
ROBERT W JOHNS & KATHLEEN B JOHNS J/T                            100                100             0.001%
ALBERT R JOHNSON                                                 200                200             0.002%
AUDREY I JOHNSON                                                 100                100             0.001%
BRUCE JOHNSON                                                    500                500             0.004%
DARIN S JOHNSON                                                  100                100             0.001%
GARY JOHNSON                                                     200                200             0.002%
JIM JOHNSON                                                      100                100             0.001%
JOANN L JOHNSON                                                  100                100             0.001%
LYLE JOHNSON                                                     200                200             0.002%
PAUL H JOHNSON                                                   400                400             0.003%
RUSSELL JOHNSON                                                  200                200             0.002%
STEVEN JOHNSON                                                   200                200             0.002%
TERESA E JOHNSON                                                 100                100             0.001%
WILLIAM FRED JOHNSON                                             100                100             0.001%
MICHAEL L JOHNSON & BEVERLY S JOHNSON J/T                        100                100             0.001%
DWIGHT R JOHNSON & BONNIE R JOHNSON J/T                          100                100             0.001%
ERIC PHILLIP JOHNSON & BRIDGET ANN JOHNSON J/T                   100                100             0.001%
GREGORY C JOHNSON & CAROLYN D JOHNSON J/T                        200                200             0.002%
LARRY A JOHNSON & DONNA L JOHNSON J/T                            200                200             0.002%
DIANNE L JOHNSON & HOWARD D JOHNSON J/T                          100                100             0.001%
JEFFREY G JOHNSON & ILENE B JOHNSON J/T                          200                200             0.002%

DONALD W JOHNSON & JANET I JOHNSON J/T                           300                300             0.002%
WAYNE JOHNSON & JANIS JOHNSON J/T                                100                100             0.001%
JEFFREY A JOHNSON & LAURA K JOHNSON J/T                          100                100             0.001%
THOMAS A JOHNSON & LYNETTE J JOHNSON J/T                         100                100             0.001%
JEFFREY L JOHNSON & PAMALA J JOHNSON J/T                         100                100             0.001%
RICHARD L JOHNSON & PHYLLIS J JOHNSON J/T                        100                100             0.001%
LYLE JOHNSON & REBECCA JOHNSON J/T                             1,000              1,000             0.008%
KENT A JOHNSON & SARA E JOHNSON J/T                              300                300             0.002%
KOMER A JOHNSON JR & DEB L JOHNSON J/T                           100                100             0.001%
PAMELA A JOHNSRUD                                                100                100             0.001%
JAMES E JOHNSTON                                                 100                100             0.001%
JEFF S JOHNSTON                                                  100                100             0.001%
KEVIN L JOHNSTON & DIANE D JOHNSTON J/T                          100                100             0.001%
WILLIAM H JOHNSTON & EMILY M JOHNSTON J/T                        200                200             0.002%
GENE JONDALL & FRANCES JONDALL J/T                                50                 50             0.000%
GENE JONDALL & FRANCIS JONDALL J/T                                50                 50             0.000%
GERALD R JONES                                                   200                200             0.002%
JAMES LARRY JONES & DIANNE JONES J/T                             500                500             0.004%
TIMOTHY S JONES & KATHY G JONES J/T                              100                100             0.001%
KENNETH A JONES & LINDA A JONES J/T                              200                200             0.002%
DONALD D JONES & LOIS J JONES J/T                                200                200             0.002%
DIANE L JONES & MARVIN R JONES J/T                               300                300             0.002%
DAVID JONES & SUSAN JONES J/T                                    100                100             0.001%
DAVID D JONES & SUSAN K JONES J/T                                100                100             0.001%
KATHY G JONES & TIMOTHY S JONES J/T                              100                100             0.001%
LLOYD E JONES JR                                                 100                100             0.001%
J NICHOLAS JORDAN                                                100                100             0.001%
PHILLIP L JORDAN & NONA B JORDAN J/T                           3,000              3,000             0.023%
THOMAS B JORDENING & JANET L JORDENING J/T                       100                100             0.001%
PHYLLIS JORGENSEN                                                200                200             0.002%
DAVID JOST & JULIANNE HOST J/T                                   100                100             0.001%
DAVID JOST & JULIANNE JOST J/T                                   100                100             0.001%
JSJ INVESTMENTS                                                  260                260             0.002%
BETTE J JUDAS & PAULLETTE J REINARD & RENELL S RICHTER & T       100                100             0.001%
JEFF J JUDGE & DANA L JUDGE J/T                                  100                100             0.001%
RONALD JUFFER                                                    500                500             0.004%
DENNIS W JUHL & JUDITH A JUHL J/T                                100                100             0.001%
RALPH W JUHL & LAVON R JUHL J/T                                  500                500             0.004%
LESTER D JUHL & NORMA E JUHL J/T                                 200                200             0.002%
ELIZABETH J JUNG                                                 100                100             0.001%
ROBERT C JUNG & ELIZABETH J JUNG J/T                             100                100             0.001%
MARK JUNGLING & NANCY JUNGLING J/T                               300                300             0.002%
FREDERICK JUNKER                                                 100                100             0.001%
HERBERT E JUNKMAN & NANCY L JUNKMAN J/T                          200                200             0.002%
LARRY JUNKMAN & REBECCA JUNKMAN J/T                              200                200             0.002%
DALE KAASISCHKE & JUNE KASISCHKE J/T                             100                100             0.001%
GEORGE KADRMAS                                                   200                200             0.002%
GEORGE KADRMAS JR                                                200                200             0.002%
GEORGE L KADRMAS JR                                              200                200             0.002%
ROBERT R KAHLER & JUDY L KAHLER J/T                              100                100             0.001%

WILLIAM J KAHLER & PAMELA K KAHLER J/T                           100                100             0.001%
HEATH KALBACH                                                    100                100             0.001%
JAMES D KALBACH & BARBARA G KALBACH J/T                          500                500             0.004%
LEONA A KALBACH & JAMES D KALBACH                                500                500             0.004%
V ERIC KAMP                                                      100                100             0.001%
THOMAS L KANE                                                    240                240             0.002%
ROBERT KAPPEL & BEVERLY KAPPEL J/T                               200                200             0.002%
ROBERT E KASISCHKE                                               100                100             0.001%
KENT N KASTENDICK & KELLY R KASTENDICK J/T                       200                200             0.002%
NANCY H KAUFMAN                                                  100                100             0.001%
FRED R KAUFMANN & CYNTHIA A KAUFMANN J/T                         200                200             0.002%
LEE ANN S KAUZLARICH & WILLIAM J KAUZLARICH J/T                  500                500             0.004%
LESTER L KAVAN & MARLENE K KAVAN J/T                             100                100             0.001%
WILLIAM L KEEBLE & TERESA A KEEBLE J/T                         2,000              2,000             0.015%
DAMON ALAN KEEBLE CUSTODIAL ACCOUNT                              100                100             0.001%
DERIK KEEBLE CUSTODIAL ACCOUNT                                   100                100             0.001%
JANELLE SHAWN KEEBLE CUSTODIAL ACCOUNT                           100                100             0.001%
RYAN EUGENE KEEBLE CUSTODIAL ACCOUNT                             100                100             0.001%
RANDALL S KEEL                                                   100                100             0.001%
NICHOLAS KEIDERLING & PATRICIA KEIDERLING J/T                    300                300             0.002%
DAVID G KEILLY & CAROL R KIELLY J/T                              100                100             0.001%
WILLIAM C KEIM & CHRISTA H KEIM J/T                            1,500              1,500             0.011%
MICHAEL R KEITH & SHARON R KEITH J/T                             150                150             0.001%
RICKY DON KELLENBERGER & KAREN JOY KELLENBERGER J/T            1,000              1,000             0.008%
LANCE KELLER                                                     100                100             0.001%
LANCE KELLER & DEANNE HENRY J/T                                   50                 50             0.000%
JEAN KELLER & KYLE R KELLER J/T                                  100                100             0.001%
MAX A KELLOG & MARCIA E KELLOG J/T                               200                200             0.002%
CHAD D KELLOGG                                                   100                100             0.001%
STEVEN J KELLY                                                   100                100             0.001%
KAROL K KELSEY & BRYAN D HOBBS J/T                               100                100             0.001%
KENT KELSEY & SARA KELSEY J/T                                    100                100             0.001%
RONALD K KEMMERER & LORRAINE A KEMMERER J/T                      600                600             0.005%
THOMAS W KENEFICK                                                100                100             0.001%
DOUG M KENNEDY                                                   200                200             0.002%
KEVIN CURTIS KENNEDY                                             330                330             0.002%
ROBERT I KENNEDY & BEVERLY R KENNEDY J/T                         100                100             0.001%
CHRISTOPHER J KENNEDY & DANELLE T KENNEDY J/T                    100                100             0.001%
DWIGHT KENNEDY & RHONDA KENNEDY J/T                              600                600             0.005%
MARK A KERPER                                                    500                500             0.004%
JAMES L KERR                                                     200                200             0.002%
RICK T KETCHER JR                                                200                200             0.002%
KURT MICHAEL KETTER                                              100                100             0.001%
ROBERT L KEY & NAOMI A KEY J/T                                   300                300             0.002%
GEAROLD KIELLY                                                   200                200             0.002%
WARREN KILLAM & MARAGRET KILLAM J/T                              100                100             0.001%
M DAWN KILSTROM                                                  100                100             0.001%

TROY L KILZER & KIM L KILZER J/T                                 100                100             0.001%
ARTHUR KING & BONNIE KING J/T                                    300                300             0.002%
EDWIN D KING & JANIS B KING J/T                                  400                400             0.003%
TIMOTHY W KING & MARLENE R KING J/T                              200                200             0.002%
ASA LEE KING & WANDA LOU KING J/T                                100                100             0.001%
DONALD D KINGERY & ELEANOR M KINGERY J/T                         100                100             0.001%
CHARLES KINGERY & REBECCA KINGERY J/T                            200                200             0.002%
 KINNETZ INC                                                     200                200             0.002%
DARRELL E KINNEY & FLORENCE E KINNEY J/T                         200                200             0.002%
 KINNEY MACHINE & TOOL C/O RICHARD KINNEY                      2,000              2,000             0.015%
DORRANCE EARL KINSELLA & DELORES M KINSELLA J/T                  200                200             0.002%
MIKE KINTER & SANDRA KINTER J/T                                  100                100             0.001%
RYAN D KIPP                                                    1,000              1,000             0.008%
LEON KIPP & BERNICE KIPP J/T                                     200                200             0.002%
KEITH B KIRBY                                                    200                200             0.002%
ROBERT A KIRBY                                                   200                200             0.002%
YVONNE M KIRKPATRICK                                             400                400             0.003%
KEVIN C KIRSCHENBAUM                                             100                100             0.001%
LARRY J KIRSHENBAUM                                              200                200             0.002%
KEUEE C KIRSHENBAUM & JOAN M KIRSHENBAUM J/T                     100                100             0.001%
KENT D KIRSTEIN                                                  100                100             0.001%
TOBY KLAUENBERG & JENNIFER KLAUENBERG J/T                      2,000              2,000             0.015%
TOBY E KLAUENBERG & JENNIFER S KLAUENBERG J/T                    488                488             0.004%
JADON KLAVER                                                     250                250             0.002%
JODY K KLAVER                                                    500                500             0.004%
LOWELL KLAVER                                                    100                100             0.001%
ALVERN KLAVER & DEBBIE KLAVER J/T                                100                100             0.001%
VERNON KLAVER & JUDY KLAVER J/T                                  300                300             0.002%
BRYCE L KLAVER & MARY E KLAVER J/T                               300                300             0.002%
BRYCE KLAVER & MARY KLAVER & JUSTIN KLAVER J/T                   250                250             0.002%
REX R KLEEMEIER & CHARLOTTE J KLEEMEIER J/T                      100                100             0.001%
RALPH  L KLEIN                                                   200                200             0.002%
JOHN D KLEMM & VIRGINA C KLEMM J/T                               400                400             0.003%
JOHN D KLEMM & VIRGINIA C KLEMM J/T                            1,500              1,500             0.011%
MARIKA KLESIC & JOHN KLESIC J/T                                   25                 25             0.000%
ANN KLEVER                                                       100                100             0.001%
ROWENE B KLIEGL                                                    7                  7             0.000%
DONALD M KLINKHAMMER & JUDITH A KLINKHAMMER J/T                1,000              1,000             0.008%
KENNY KLOCKE                                                     100                100             0.001%
DOUGLAS KLOCKE & PAULA KLOCKE J/T                                200                200             0.002%
DENNIS KLOKE & JOYCE KLOKE J/T                                   200                200             0.002%
HOWARD E KLOPPING                                                100                100             0.001%
RICHARD KEITH KLOPPING & DORIS MAXINE KLOPPING J/T               200                200             0.002%
BILL J KLOSTERBOER                                               100                100             0.001%
LARRY D KLOSTERBOER                                              100                100             0.001%

VERNON KLOSTERBOER & ESTHER KLOSTERBOER J/T                      100                100             0.001%
BETTY ANN KLUCAS & PAUL-EARL KLUCAS J/T                          200                200             0.002%
F DUANE KLUTE                                                    500                500             0.004%
LARRY E KLYN & DONNA C KLYN J/T                                  300                300             0.002%
BRUCE KNAAK                                                      100                100             0.001%
TIMOTHY J KNAAK & PATRICIA K KNAAK J/T                           300                300             0.002%
DONALD L KNAPP & HEATHER L KNAPP J/T                             100                100             0.001%
MARVIN KNAPTON                                                   200                200             0.002%
NORMAN KNEIP                                                     500                500             0.004%
WILLIAM F KNELLER & SUSAN D KNELLER J/T                          200                200             0.002%
CHARLES A KNEPPER                                                100                100             0.001%
RAYMOND E KNESS                                                2,400              2,400             0.018%
DAVID W KNIGHT                                                   100                100             0.001%
GLENNA J KNIGHT                                                  200                200             0.002%
HUGH KNIGHT                                                      200                200             0.002%
JOSEPH E KNIGHT & PATRICIA A KNIGHT TIC                          400                400             0.003%
RANDY KNIPFEL & JEAN KNIPFEL J/T                                 400                400             0.003%
GARY D KNOLL & CHRISTINE K KNOLL J/T                             200                200             0.002%
RHETT S KNOLL & CHRISTINE K KNOLL J/T                            568                568             0.004%
ROXANNE KNOLL & MICHAEL C KNOLL J/T                              100                100             0.001%
GREGORY KNOP & CAROLYN KNOP J/T                                  200                200             0.002%
HAROLD F KNOP & M RUTH KNOP J/T                                  200                200             0.002%
JOEL CALEB KNUTSON                                               100                100             0.001%
LOIS J KNUTSON                                                   100                100             0.001%
ZACH KNUTSON                                                     100                100             0.001%
MARY KNUTSON & ISAAC KNUTSON J/T                                  50                 50             0.000%
MARY KNUTSON & LINDSAY KNUTSON J/T                                50                 50             0.000%
GLENNYS C KNUTSON & MARGARTET E KNUTSON J/T                      100                100             0.001%
ISAAC KNUTSON & MARY KNUTSON J/T                                  50                 50             0.000%
LINDSAY KNUTSON & MARY KNUTSON J/T                                50                 50             0.000%
ROGER KNUTSON & MARY KNUTSON J/T                                  50                 50             0.000%
MARY KNUTSON & ZACHARY KNUTSON J/T                                50                 50             0.000%
VIRGINIA J KOCH                                                  100                100             0.001%
SVEND V KOCH & ELIN M KOCH J/T                                   100                100             0.001%
MICHAEL A KOCK                                                   100                100             0.001%
ALAN G KOCKLER                                                   400                400             0.003%
ALAN GEORGE KOCKLER                                              150                150             0.001%
ALLEN L KOCKLER                                                  252                252             0.002%
GEORGE KOCKLER                                                   200                200             0.002%
LOIS KOCKLER                                                     100                100             0.001%
LOIS KOCKLER & ALAN KOCKLER J/T                                  300                300             0.002%
JOSEPH E KODIS & MARY BETH KODIS J/T                             100                100             0.001%
MAX A KOEBEL JR & LINDA D KOEBEL J/T                             100                100             0.001%
PAUL A KOENIGUER                                                 100                100             0.001%
ROBERT F KOERNER                                                 200                200             0.002%
DARROL W KOHAGEN                                                 100                100             0.001%
KARL JAMES KOKOTAN & CHARLENE ANN KOKTAN J/T                     200                200             0.002%
GARY L KOLBE                                                     100                100             0.001%
BRADY J KOLBET & ANDREA S KOLBET J/T                             100                100             0.001%
ROGER L KOLBET & JEAN M KOLBET J/T                             1,500              1,500             0.011%

LEON KOLBET & SUSAN KOLBET J/T                                   100                100             0.001%
KATHY A KOLDEN & ROBERT A KOLDEN J/T                             100                100             0.001%
MARK F KOLLASCH & ALICE A KOLLASCH J/T                           100                100             0.001%
MARY E KONGABLE & KEITH E KONGABLE J/T                           100                100             0.001%
BRIAN D KONVALINKA                                               100                100             0.001%
WILBUR KOOYMAN & PEARL L KOOYMAN J/T                             100                100             0.001%
DARRELL D KOOZER & JANET C KOOZER J/T                            200                200             0.002%
KEITH KOPACK                                                     100                100             0.001%
C E PETE & PATRICIA L KOPPIN TR C E PETE & PATRICIA L
KOPPIN TR                                                        100                100             0.001%
JEFFERY S KORTH & TAMARA S KORTH J/T                             200                200             0.002%
DUANE KOSS & DIANE ZEDRICK J/T                                   100                100             0.001%
GREGG KOSS & JACKIE SCHWARTZ J/T                                 100                100             0.001%
JEFF KOUDELKA & JENNY KOUDELKA J/T                               200                200             0.002%
BELEN KRABBE                                                     200                200             0.002%
WAYNE F KRAFT & DONNA M KRAFT TIC                                100                100             0.001%
TIMOTHY J KRAL                                                 1,000              1,000             0.008%
TODD KRAMER                                                      100                100             0.001%
DAVID KRAMER & THERESA KRAMER J/T                                200                200             0.002%
SCOTT KRAMME & DELILAH KRAMME J/T                                100                100             0.001%
RICHARD G KRAMME & MARILYN O KRAMME J/T                          200                200             0.002%
JEREMY D KRANTZ                                                  100                100             0.001%
GREGORY D KRAUS & KATHERINE M KRAUS J/T                          200                200             0.002%
ALBERT KRAUSE                                                     80                 80             0.001%
JANET KAY KRAUSE                                                 100                100             0.001%
MARVIN GEORGE KRAUSE                                             100                100             0.001%
JOHN KRAUSE & MARJORIE KROUSE REV TR                             100                100             0.001%
KENTON S KREAGER & ANNE C KREAGER J/T                            300                300             0.002%
KENTON S KREAGER & ANNE KREAGER J/T                              300                300             0.002%
EMERY M KREBS                                                    100                100             0.001%
REBECCA H KREMER & GERALD J KREMER J/T                           300                300             0.002%
NANCY SUE KREZELOK                                                50                 50             0.000%
VICKI KRISTAN                                                    100                100             0.001%
PATRICIA J KRUEGER & ROBERT J KRUEGER J/T                      1,000              1,000             0.008%
MARLENE J KRUGER & RODGER G KRUGER J/T                           200                200             0.002%
JAMES O KRUSE                                                    200                200             0.002%
JOSH KRUSE                                                       200                200             0.002%
KATHRYN A KRUSE                                                  100                100             0.001%
ERNEST KRUSE & EILEEN KRUSE J/T                                  100                100             0.001%
ALAN E KRUSZKA & CANDICE L KRUSZKA J/T                           700                700             0.005%
ROBERT C KUCERA                                                  200                200             0.002%
ROBERT C KUEERA                                                  100                100             0.001%
FAY KUHFUS & MRYANN KUHFUS J/T                                   200                200             0.002%
JON KUHFUS & PAULA KUHFUS J/T                                    400                400             0.003%
MICHAEL E KUKRAL                                               1,000              1,000             0.008%
KEITH L KULISKY & PATRICIA M KULISKY J/T                         100                100             0.001%
LEROY J KUNZ & BETTY L KUNZ J/T                                1,000              1,000             0.008%
KENT KUNZE & JULIE KUNZE J/T                                     500                500             0.004%
JAY F KURTH & SHARON K KURTH J/T                                 200                200             0.002%
RICHARD B KVACH & SUSAN K KVACH J/T                              100                100             0.001%
STEVE C KYNER                                                    800                800             0.006%
KIM L ANDERSON & LAYNE C ANDERSON J/T                            200                200             0.002%

JESSE DAVID LAAKE                                                100                100             0.001%
JANET L LACEY & KENNETH P LACEY J/T                            9,000              9,000             0.068%
TODD D LACKMANN & HEIDI N LACKMANN J/T                         1,000              1,000             0.008%
RONALD L LADEHOFF                                                100                100             0.001%
NANCY LYNNE LADUE & HARRY JAY LADUE J/T                          500                500             0.004%
CORINNE E LAFOLLETTE                                             100                100             0.001%
ELIOT D LAFOLLETTE                                               100                100             0.001%
NORMAN T LAFOLLETTE & SHIRLEY J FOLLETTE J/T                     100                100             0.001%
ANDREW D LAKE & PATRICIA A LAKE J/T                              100                100             0.001%
 LAKESIDE CONSTUCTION INC                                        300                300             0.002%
ROBERT R LAKIN & DOROTHY M LAKIN J/T                             200                200             0.002%
GEORGE JOSEPH LAKTASH & JOLETA JEAN LAKTASH J/T                  500                500             0.004%
GEORGE LAKTASH & JOLETA LAKTASH J/T                              500                500             0.004%
VALERIE L LAMASTERS                                              200                200             0.002%
LUCY B LAMB                                                      400                400             0.003%
MICHELLE LAMBERT & DANIEL LAMBERT J/T                            100                100             0.001%
RICHARD D LAMBIRTH & CONNIE S LAMBIRTH J/T                       200                200             0.002%
DENNIS P LAMOREUX                                                200                200             0.002%
DAVID W LAMOREUX & LANICE R LAMOREUX J/T                         100                100             0.001%
MARVIN R LANCASTER                                               400                400             0.003%
WILLIAM JOSEPH LANCIAL                                           500                500             0.004%
ALAN LANDER & DONNA LANDER J/T                                   100                100             0.001%
ALAN L LANDER & DONNA R LANDER J/T                               100                100             0.001%
MELODY LANDGREBE                                                 100                100             0.001%
GARRY LANDGREBE & MELODY LANDGREBE J/T                         1,400              1,400             0.011%
ERIC JAHN LANDMEIER                                              200                200             0.002%
ADELAIDE LANDOY                                                  100                100             0.001%
CHARLES D LANE & BETH A LANE J/T                                 150                150             0.001%
DENNIS LANGE                                                     500                500             0.004%
LARRY L LANGE & COLLEEN S LANGE J/T                              400                400             0.003%
JOHN LANGFITT & MARILYN BAUER J/T                                100                100             0.001%
DIANE J LANGSTRAAT                                               200                200             0.002%
WILLIAM KEITH LANGTON & SANDRA LEE LANGTON J/T                   200                200             0.002%
ROGER LANMAN                                                     100                100             0.001%
LAWRENCE LAPLUME                                               1,000              1,000             0.008%
TIMOTHY LAPOINTE & MICHELLE LAPOINTE J/T                         200                200             0.002%
MARILYN Y LARIMORE                                               100                100             0.001%
KERMIT M LARSEN                                                  200                200             0.002%
RODNEY H LARSEN                                                  400                400             0.003%
JOSEPH LARSEN & IRIS LARSEN J/T                                  100                100             0.001%
WAYNE A LARSEN & JANA L LARSEN J/T                                50                 50             0.000%
JEROL M LARSEN & JOANN LARSEN J/T                                100                100             0.001%
BRIAN W LARSEN & SALLY J LARSEN J/T                               50                 50             0.000%
ELIZABETH F LARSON                                               600                600             0.005%
ELIZABETH JEANNE LARSON                                          400                400             0.003%
JOHN F LARSON                                                    100                100             0.001%
LYNETTE LARSON                                                   100                100             0.001%
MAX H LARSON                                                     200                200             0.002%

LEON A LARSON & MARY L LARSON J/T                                400                400             0.003%
DALLAS C LARSON & PAMELA J LARSON J/T                          1,000              1,000             0.008%
PERCY J LAUE                                                     100                100             0.001%
LYLE R LAUGHERY & CAROL A LAUGHERY J/T                         1,000              1,000             0.008%
MARLIN LAVERMAN & MARY LAVERMAN J/T                              300                300             0.002%
DAVID C LAW & KATHLEEN K LAW J/T                                 100                100             0.001%
JEFF P LAWLER                                                    100                100             0.001%
DIANNE F LAWLESS & WILLIAM J LAWLESS J/T                         100                100             0.001%
CAROL A LAWRENCE & LAWRENCE M LAWRENCE J/T                       300                300             0.002%
GAYLE A LAWSON                                                 2,000              2,000             0.015%
DENNIS LEACH & VIOLET LEACH J/T                                  200                200             0.002%
ROBERT D LEAHY & BEVERLY J LEAHY J/T                             100                100             0.001%
RICHARD LEBAHN & JAN LEBAHN J/T                                  100                100             0.001%
DALE LECLERC                                                     999                999             0.008%
SUSAN M LEDFORD & JAMES J LEDFORD J/T                            100                100             0.001%
EDNA F LEE                                                       200                200             0.002%
LAURIE ANN LEE                                                   100                100             0.001%
REX A LEE & JUSTINE S LEE J/T                                    100                100             0.001%
ROSS LEEPER & JANNI M LEEPER J/T                                 100                100             0.001%
SHANE LEER & REBECCA LEER J/T                                    100                100             0.001%
JASON L LEERAR & JOANIE L LEERAR J/T                             100                100             0.001%
JON L LEERAR & MARLENE J LEERAR J/T                              100                100             0.001%
PAUL C LEHMAN & ROSEANN M LEHMAN J/T                             400                400             0.003%
ANTHONY B LEHMAN & TONI J LEHMAN J/T                             200                200             0.002%
OSCAR T LENNING & LORENE J LENNING J/T                           200                200             0.002%
STAN LENSING & MARLYS LENSING J/T                                300                300             0.002%
JUANITA LEON                                                     100                100             0.001%
DAVID P LEONARD & DIANE K LEONARD J/T                            200                200             0.002%
JERRY LEONARD & VIOLA LEONARD J/T                                100                100             0.001%
TERRY L LEPPER                                                   200                200             0.002%
BRIAN LERWICK                                                    100                100             0.001%
KEITH R LESS & GWEN K MONTAG J/T                                 200                200             0.002%
KEITH LESS & GWEN MONTAG J/T                                     300                300             0.002%
LOREN L LESTER                                                   200                200             0.002%
MICHAEL T LEUCHS & SUSAN J LEUCHS                                200                200             0.002%
SUSAN J LEUCHS GDN FOR JAMIE LEIGH LEUCHS                        100                100             0.001%
SUSAN J LEUCHS GDN FOR MORGAN NICHOLE LEUCHS                     100                100             0.001%
 LEWCO SECURITIES CORP                                         1,000              1,000             0.008%
JERRY L LEWIS & RAMONA M LEWIS J/T                               200                200             0.002%
ROBERT H LEWIS & SHARON LEWIS J/T                                400                400             0.003%
DOUGLAS T LEWIS JR                                               200                200             0.002%
IRVIN LEWIS SR                                                   100                100             0.001%
BRANDON LIEN & LISA LIEN J/T                                     100                100             0.001%
JEFF LIENING & JULIE LIENING J/T                                 100                100             0.001%
LLOYD LIGGETT & JANICE LIGGETT J/T                               400                400             0.003%
SHERMAN LIMBURG                                                  100                100             0.001%
COLLEEN LIMING & DELBERT M LIMING J/T                            600                600             0.005%
FRANCIS K LINCOLN                                                100                100             0.001%
KATHERINE E LINDAMAN                                             100                100             0.001%
VINCENT LINDAMAN                                                 400                400             0.003%
FREDERICK JAMES LINDENMAYER                                      200                200             0.002%

MARK ALLAN LINDLEY & MARCEE RENEE LINDLEY J/T                    200                200             0.002%
NOEL D LINDO                                                     200                200             0.002%
CONNIE J LINETTE                                                 200                200             0.002%
JOSHUA LINETTE                                                   500                500             0.004%
MEL LINETTE                                                    2,000              2,000             0.015%
 LINSCO / PRIVATE LEDGER CORP                                    400                400             0.003%
ZONA LINT                                                         20                 20             0.000%
NADINE LISTON                                                    200                200             0.002%
 LITTLE FORT INC                                                 500                500             0.004%
RODNEY A LIVINGS & IONA N LIVINGS J/T                          1,000              1,000             0.008%
STEPHEN L LIVINGSTON & JULIE A LIVINGSTON J/T                    300                300             0.002%
IONA N LIVS                                                      100                100             0.001%
HOPE M LLOYD & JOSEPH W LLOYD J/T                                214                214             0.002%
CHARLES LOBIANCO REV TR DATED 10/28/97                           100                100             0.001%
CHARLES LOBIANCO REVOCABLE TRUST DATED 35731                     100                100             0.001%
KEVIN L LOES & JEAN L LOES J/T                                   200                200             0.002%
HARRY JOE LOFFLER & NANETTE LOFFLER J/T                          200                200             0.002%
DAVID M LOFTUS                                                   100                100             0.001%
DANIEL T LOFTUS & DEBRA M LOFTUS J/T                             100                100             0.001%
MARK E LOHAFER & RACHEL A O LOHAFER J/T                          100                100             0.001%
LILLIAN L LONERGAN & JAMES E LONERGAN J/T                        800                800             0.006%
BETTY J LONG                                                     100                100             0.001%
WILLIAM G LONG                                                   100                100             0.001%
ANTHONY B LONG & JONI L LONG J/T                                 100                100             0.001%
ROBERT A LONG & RUTH ANN R LONG J/T                              100                100             0.001%
JOE LOONAN JR & SEAN O'ROURKE J/T                                100                100             0.001%
JOE LOONAN JR & SEAN O'ROURKE TIC                                100                100             0.001%
 LOOT'N LADIES INVESTMENT CLUB                                   100                100             0.001%
GEORGE J LORBER                                                  400                400             0.003%
JIM J LORBER                                                   1,000              1,000             0.008%
JIM J LORBER & LEAH H LORBER J/T                               3,000              3,000             0.023%
KEITH  LEE LOUCKS                                                100                100             0.001%
KEITH LEE LOUCKS                                                 100                100             0.001%
KENNETH D LOUGHERY                                               200                200             0.002%
MARY S LOUPEE & DAVID G LOUPEE J/T                               240                240             0.002%
TODD R LOUWAGIE & SHELLEY R LOUWAGIE J/T                         100                100             0.001%
TROY R LOUWAGIE & TRACEY A LOUWAGIE J/T                          100                100             0.001%
WAYNE M LOVETINSKY & DOROTHY K LOVETINSKY J/T                    100                100             0.001%
EDWARD J LOVETINSKY & MICHELLE L LOVETINSKY J/T                  100                100             0.001%
DOUGLAS LOVSTUEN & CHRISTINIA LOVSTUEN J/T                       100                100             0.001%
JOY D LOWE                                                       100                100             0.001%
JAMES M LOWE & VIRGINIA E BOULTON J/T                            100                100             0.001%
DONALD LOWTHER & SONDRA LOWTHER J/T                              200                200             0.002%
EARL H LUDWIG & CAROLE LUDWIG J/T                                100                100             0.001%
LOWELL A LUHMAN                                                4,000              4,000             0.030%
OMA L LUHMAN                                                     500                500             0.004%
JERRY LUKENSMEYER                                              1,500              1,500             0.011%
HOWARD LUND & VIOLET LUND J/T                                    100                100             0.001%

CONNIE LUPPES                                                    400                400             0.003%
MICHAEL LUPPES                                                   400                400             0.003%
ZACHARY LUPPES                                                   300                300             0.002%
STEVEN LUPPES & COLLEEN LUPPES J/T                               300                300             0.002%
WALTER D LUTHER & MAVIS E LUTHER J/T                             200                200             0.002%
DAVID J LUTHRO                                                   100                100             0.001%
DENNIS L LUTZ JR                                                 200                200             0.002%
DENNIS L LUTZ SR & GLENDORIS LUTZ J/T                            200                200             0.002%
BRENT A LYMAN                                                  1,000              1,000             0.008%
DANA MAAKESTAD                                                   100                100             0.001%
JEFF L MAAKESTAD                                                 100                100             0.001%
WENDELL D MAAKESTAD                                              200                200             0.002%
DUANE F MAAKESTAD & MABEL I MAAKESTAD
J/T                                                              100                100             0.001%
DALE H MAAKESTAD & MARY MAAKESTAD J/T                            200                200             0.002%
GINA MAAS                                                        500                500             0.004%
CRAIG MAASDAM                                                    200                200             0.002%
MONICA MACHIR & MACOLM VEDANE J/T                                100                100             0.001%
DAVID M MACHULA & MARLA J MACHULA J/T                            200                200             0.002%
MICHAEL D MACHULA & MELODY D MACHULA
J/T                                                              100                100             0.001%
VERONICA R MACKEY & DAVID L MACKEY J/T                           500                500             0.004%
GERARD F MACKIN & ROSEMARY MACKIN J/T                            200                200             0.002%
WENDELL MACOMB                                                   100                100             0.001%
DEBRA E MADDOX                                                   200                200             0.002%
SHERLIE A MAGARET & BRIAN K MAGARET J/T                          400                400             0.003%
DON MAGEE & DARCY MAGEE J/T                                      100                100             0.001%
DENNIS MAGENNIS                                                  200                200             0.002%
WILLIAM W MAGIE                                                  700                700             0.005%
JAMES MAGNUSON & SANDRA MAGNUSON J/T                             400                400             0.003%
CHRISTINE MAHLOCH & HUGO W MAHLOCH JR
J/T                                                              200                200             0.002%
DARIN L MAHLOW                                                   400                400             0.003%
MARK MAHLOW & BONNIE MAHLOW J/T                                  300                300             0.002%
RICHARD MAHLOW & JANET MAHLOW J/T                                220                220             0.002%
DONALD D MAHLOW & JUDITH J MAHLOW J/T                            400                400             0.003%
S RAMI MAKKAPATI                                                 200                200             0.002%
ANN L MALLAMS & STEVE D MALLAMS J/T                              200                200             0.002%
DONOVAN S MALLERY TR  11/06/91                                   100                100             0.001%
SUSAN K MALLOY                                                   100                100             0.001%
DONALD M MANN                                                    400                400             0.003%
JOHN WILLIAM MANN                                                600                600             0.005%
CHRISTOPHER D MANN & MICHELLE M MANN
J/T                                                              200                200             0.002%
JAMES E MANNING & LAVERNE J MANNING J/T                          400                400             0.003%
LOREN MAPSON & SHIRLEY MAPSON J/T                                100                100             0.001%
JAIMIE L MARCHANT & BRAD L ENGELBY J/T                             5                  5             0.000%
SHERLIE A MARGARET & BRIAN K MARGARET
J/T                                                              800                800             0.006%
ROBERT S MARION & BONNIE L MARION J/T                            200                200             0.002%
W JEFF MAROLF                                                    500                500             0.004%
HOWARD T MARQUARDT & ERSILEEN M
MARQUARDT J/T                                                    200                200             0.002%
MARSH COMPANY PC                                                 100                100             0.001%

LAWRENCE F MARSHALL & DEBRA J MARSHALL
J/T                                                              100                100             0.001%
DENNIS D MARTEN & KAREN S MARTEN J/T                           1,000              1,000             0.008%
LINDA R MARTENS & GEORGE LEE MARTENS J/T                         100                100             0.001%
LINDA MARTENS & GEORGE MARTENS J/T                               200                200             0.002%
BENJAMIN MARTIN                                                  100                100             0.001%
BRIAN MARTIN                                                   1,000              1,000             0.008%
DENISE MARTIN                                                    600                600             0.005%
HAROLD LEWIS MARTIN                                              400                400             0.003%
RUSSELL JAMES MARTIN & CHENOA MARTIN J/T                         200                200             0.002%
DARYL MARTIN & MARIA MARTIN J/T                                  600                600             0.005%
LEONA E MARTIN & ROBERT L MARTIN J/T                             200                200             0.002%
LOREN MARTIN & SHANNON MARTIN J/T                                200                200             0.002%
DENNIS R MARTIN & SUSAN L MARTIN TIC                             200                200             0.002%
EMMA JEAN MARTIN REV TR 3/1/94 HAROLD J
MARTIN CO TTEE                                                 1,000              1,000             0.008%
EUGENE MARTINDALE & BETTY MARTINDALE
J/T                                                              200                200             0.002%
LISA MARTIN-EATINGER & JOHN MARTIN-EATINGER J/T                  100                100             0.001%
DALE MARTINSON & ADOLINE MARTINSON J/T                         1,000              1,000             0.008%
DARLENE E MARUGG                                                 100                100             0.001%
RALPH G MASON                                                  1,000              1,000             0.008%
SCOT MASON                                                       400                400             0.003%
WALLACE A MASON                                                  200                200             0.002%
RICHARD MASON & MATT MASON J/T                                   200                200             0.002%
RICHARD E MASON & TERI J MASON J/T                               200                200             0.002%
ARLENE MATCHIE & STANFORD MATCHIE J/T                            100                100             0.001%
GLENDON R MATHESON & JUDITH A MATHESON
J/T                                                              100                100             0.001%
GREG MATTERS & SALLY MATTERS J/T                                 200                200             0.002%
CHARLES D MATTHEWS & MALISSA A
MATTHEWS J/T                                                     100                100             0.001%
WILLIAM M MATTISON & CLAUDIA M
MATTISON J/T                                                     200                200             0.002%
VANCE MATTISON & MICHELLE MATTISON J/T                           400                400             0.003%
DENNY MAUSER & LARAE MAUSER J/T                                  200                200             0.002%
BRUCE K MAXWELL & DIANE K MAXWELL J/T                            100                100             0.001%
BRUCE MAXWELL & DIANE MAXWELL J/T                                100                100             0.001%
SANDRA KAE MAYO                                                  100                100             0.001%
SHARON MAYO & DORIS MAYO J/T                                     100                100             0.001%
DARLENE M MC DANIEL                                              500                500             0.004%
PHILIP M MC LAREN & LANA S MC LAREN J/T                          400                400             0.003%
ARTHUR A MCBRIDE                                                 600                600             0.005%
DALE W MCBRIDE                                                   500                500             0.004%
IVAN MCBRIDE & LYN MCBRIDE J/T                                   600                600             0.005%
VIRGINIA L MCCALL                                                100                100             0.001%
MIKE MCCARTNEY                                                   100                100             0.001%
ROBERT A MCCARTNEY                                               100                100             0.001%
SHAWN R MCCARTY                                                  100                100             0.001%
SHAWN MCCARTY & JILL MCCARTY J/T                                 100                100             0.001%
CHRISTEN LYN MCCLAIN                                             100                100             0.001%
KEVIN C MCCLAIN                                                  300                300             0.002%
JAMES R MCCLAIN & NANCY L MCCLAIN J/T                            340                340             0.003%


PHILLIP W MCCLASKEY & FRANCIS I MCCLASKEY J/T                    100                100             0.001%
MARGARET MCCLEARY                                                100                100             0.001%
DAVID MCCLELLAN & CHARLOTTE MCCLELLAN
J/T                                                              100                100             0.001%
WM HOWARD MCCLENNAN JR DBA HKM &
ASSOCIATES                                                       365                365             0.003%
MARY JANE MCCOLLUM                                               200                200             0.002%
BRAD M MCCONAHAY                                                 500                500             0.004%
DAN MCCONAHAY & KAREN MCCONAHAY J/T                              200                200             0.002%
KEVIN M MCCORMICK & MARIE A MCCORMICK
J/T                                                              100                100             0.001%
DANIEL JAMES MCCOURT                                             100                100             0.001%
J V MCCREIGHT                                                    200                200             0.002%
MARK MCCULLOUGH                                                  100                100             0.001%
NANCY R MCCULLOUGH & OLIN L SHANE J/T                            100                100             0.001%
RANDY MCCUNN                                                     200                200             0.002%
 MCCUNN EQUIPMENT COMPANY                                        500                500             0.004%
MONTE J MCCUNNIFF                                                500                500             0.004%
MARY JO MCCURRY & DAVID P MCCURRY J/T                            200                200             0.002%
DENNIS D MCCURRY & ELAINE R MCCURRY J/T                          200                200             0.002%
MICHAEL BLAINE MCCURRY & LORI LYNNE
MCCURRY J/T                                                      100                100             0.001%
SARAH ANNE MCCURRY & LORI LYNNE MCCURRY J/T                      100                100             0.001%
CRAIG A MCDERMOTT                                                 50                 50             0.000%
 MCDONALD CONSTRUCTION INC                                     7,000              7,000             0.053%
STEVE MCDOWELL & PATSY MCDOWELL J/T                              600                600             0.005%
RICKEY J MCDOWELL & SUE J MCDOWELL J/T                           200                200             0.002%
LUCILLE MCELROY                                                  100                100             0.001%
DAVID L MCFARLAND                                                200                200             0.002%
HOMER F MCFARLAND                                                100                100             0.001%
ROGER E MCFARLAND & JOYCE M MCFARLAND
J/T                                                              100                100             0.001%
ROBERT A MCFARLAND & MARY ANN MCFARLAND J/T                      200                200             0.002%
JOSEPH OWEN MCGEE & PATRICIA EILEEN
MCGEE J/T                                                        200                200             0.002%
JAMES L MCGRIFF                                                1,200              1,200             0.009%
LUKE T MCGUIRE & CAROL V MCGUIRE J/T                             400                400             0.003%
TIM MCINTYRE                                                     800                800             0.006%
JAMES D MCKINESS & HEATHER JP MCKINESS
J/T                                                              100                100             0.001%
DOUGLAS E MCKINNEY & JOANN D MCKINNEY
J/T                                                              300                300             0.002%
NATHANIEL M MCLAREN                                              100                100             0.001%
PHILIP M MCLAREN & LANA S MCLAREN J/T                            100                100             0.001%
DAWN K MCLAUGHLIN                                                400                400             0.003%
THOMAS E MCMANUS & DIANE K MCMANUS J/T                         1,000              1,000             0.008%
BRENT D MCMANUS & LINDA S MCMANUS J/T                            100                100             0.001%
LOIS JEAN MCMORRAN                                               200                200             0.002%
KENNETH E MCMURRAY & JANICE L & KIRK J
MCMURRAY JT                                                      150                150             0.001%
GINA  S MCNAIR & EDWARD F MCNAIR J/T                           1,000              1,000             0.008%
THOMAS J MCNAMARA & BEVERLY J                                    400                400             0.003%


MCNAMARA J/T
KEVIN A MCNEAL                                                   300                300             0.002%
NANCY L MCSTOCKARD & DANNY E
MCSTOCKARD J/T                                                   100                100             0.001%
RICHARD L MCVEIGH & KATHY A MCVEIGH
TENCOM                                                           200                200             0.002%
BILL MEEK & JOAN MEEK J/T                                        100                100             0.001%
GARY L MEIER JR                                                  400                400             0.003%
SHARON D MEIKLE                                                  200                200             0.002%
DARRON L MEINSMA                                                 100                100             0.001%
DENNIS MEINTS & ROBERTA MEINTS J/T                               200                200             0.002%
JAN M MEIRICK                                                  5,000              5,000             0.038%
RICHARD C MELICK & ANNE M MELICK J/T                             500                500             0.004%
RICHARD MELICK & ANNE M MELICK TENCOM                            500                500             0.004%
JOSEPH P MELLON & MARY L MELLON J/T                              200                200             0.002%
LARRY C MELSA & JOYCE A MELSA J/T                                500                500             0.004%
RODNEY DEAN MELTON & JANET L MELTON J/T                          300                300             0.002%
AL MENKE & CAROL MENKE J/T                                       200                200             0.002%
D CHAD MERCER                                                    100                100             0.001%
DERALD MERRILL & CONNIE MERRILL J/T                            1,800              1,800             0.014%
DAVE MERTENS                                                     600                600             0.005%
JODY L MESCH & CONNIE J MESCH J/T                                200                200             0.002%
MITCH MESSERLI                                                   400                400             0.003%
VIVIAN V METTLEN                                                 100                100             0.001%
ALAN MEYER                                                       600                600             0.005%
ANNABEL MEYER                                                    200                200             0.002%
ANNABELL MEYER                                                   300                300             0.002%
BEVERLY J MEYER                                                   20                 20             0.000%
BEVERY J MEYER                                                    80                 80             0.001%
KELLY M MEYER                                                    100                100             0.001%
KIMBERLY L MEYER                                                 100                100             0.001%
LAVANADA MEYER                                                   100                100             0.001%
STEVE MEYER                                                      500                500             0.004%
THOMAS PAUL MEYER                                                300                300             0.002%
JEFFREY T MEYER & BEVERLY A MEYER J/T                            800                800             0.006%
WAYNE MEYER & JANET PETERSON J/T                               1,200              1,200             0.009%
STEVEN D MEYER & SHERI M MEYER J/T                               100                100             0.001%
JAMES A MEYER JR                                                 200                200             0.002%
RICHARD MEYERHOFF                                                200                200             0.002%
J F MEYERS                                                     1,000              1,000             0.008%
 MEYERS SHEET METAL WORKS, INC                                   200                200             0.002%
JAY W MEZ                                                        400                400             0.003%
JOEL E MEZ                                                       500                500             0.004%
WILMA E MIDDENDORF                                               600                600             0.005%
RAMONA E MIDDLETON                                               100                100             0.001%
 MID-IOWA WOMEN'S INVESTMENT CLUB                                100                100             0.001%
MARVIN MIKESH                                                  1,000              1,000             0.008%
RON MIKKOLA                                                      100                100             0.001%
LINDA ANN MILBRANDT                                              200                200             0.002%
MATTHEW MILLBURN & KIMBERLY MILLBURN
J/T                                                              400                400             0.003%
LEO A MILLEMAN                                                   100                100             0.001%
ANGELA MILLER                                                    100                100             0.001%

BILL MILLER                                                      200                200             0.002%
CURT A MILLER                                                    200                200             0.002%
DANNY P MILLER                                                   100                100             0.001%
JAY S MILLER                                                     600                600             0.005%
JERRY LEE MILLER                                                 200                200             0.002%
JOHN E MILLER                                                    200                200             0.002%
JOYCE E MILLER                                                   200                200             0.002%
LOIS MILLER                                                      100                100             0.001%
MARY MILLER                                                      100                100             0.001%
R STANLEY MILLER                                                 300                300             0.002%
THOMAS E MILLER                                                  200                200             0.002%
TONY MILLER & SANDRA MILLER J/T                                  200                200             0.002%
DARWIN G MILLER & JAMES D MILLER J/T                             500                500             0.004%
MARK D MILLER & JUDY M MILLER J/T                                100                100             0.001%
MINNIE MILLER & KURT KNAPP J/T                                   100                100             0.001%
MINNIE MILLER & MARILEE KNAPP J/T                                100                100             0.001%
RICHARD D MILLER & MARY KAY MILLER J/T                           100                100             0.001%
LARRY JAMES MILLER & NANCY A MILLER J/T                          100                100             0.001%
CARROLL MILLER & SANDRA MILLER J/T                               200                200             0.002%
TONY MILLER & SANDRA MILLER J/T                                  200                200             0.002%
ROBERT E MILLER & SCOTT R MILLER J/T                             200                200             0.002%
WILLIAM J MILLER & V EARLENE MILLER J/T                          200                200             0.002%
CHARLES F MILLER III & CAMERON L MILLER J/T                      200                200             0.002%
CAROL JO MILLIGAN                                                100                100             0.001%
KARMEN J MILLIGAN                                                200                200             0.002%
KELLY A MILLIGAN                                                 100                100             0.001%
LOREN MILLIGAN                                                 2,000              2,000             0.015%
LOREN E MILLIGAN                                                 800                800             0.006%
MATTHEW MILLIGEN                                                 300                300             0.002%
ROBERT A MILLS                                                   100                100             0.001%
STACEY MILLS & MELANY A MILLS J/T                                100                100             0.001%
RYAN B MILLSAP & RONALD D MILLSAP J/T                            300                300             0.002%
RONALD D MILLSAP & RYAN B MILLSAP J/T                            100                100             0.001%
JAMES F MILNE                                                    400                400             0.003%
RICHARD P MINEAR & COLEEN MINEAR J/T                             200                200             0.002%
BRENT MITCHELL                                                   100                100             0.001%
CHARLES RANDY MITCHELL                                           400                400             0.003%
JOHN MITCHELL                                                    600                600             0.005%
JOHN B MITCHELL                                                  300                300             0.002%
JERRY MITCHELL & KAREN MITCHELL J/T                              100                100             0.001%
CHARLES R MITCHELL & NANCY A MITCHELL
J/T                                                              400                400             0.003%
CARLA J MITCHELL & THERESA A VOSHELL
TENCOM                                                           100                100             0.001%
JAMES R MOATS                                                    600                600             0.005%
JACK WILLIAM MOBERG & LOIS MAY MOBERG
J/T                                                              200                200             0.002%
STANLEY E MOBERG SR                                              100                100             0.001%
JANICE MOE                                                       100                100             0.001%
GORDON G MOELLER                                                 777                777             0.006%
LARRY W MOELLER                                                  220                220             0.002%
MICHAEL P MOETSCH & KATHERINE A
MOETSCH J/T                                                      200                200             0.002%

RICHARD A MOFFITT                                                800                800             0.006%
RICHARD A MOFFITT JR & SHERIE L MOFFITT J/T                      400                400             0.003%
TIMOTHY J MOHR & ANN MARIE MOHR J/T                            1,000              1,000             0.008%
PATRICK J MONTAG & RACHEL L MONTAG J/T                           100                100             0.001%
LOUIS MONTUORO                                                   600                600             0.005%
JANET L MOON                                                     100                100             0.001%
JACK S MOORE                                                   1,400              1,400             0.011%
JOAN A MOORE                                                     100                100             0.001%
JURINE BORTON MOORE                                              100                100             0.001%
LARRY D MOORE                                                    100                100             0.001%
RONALD L MOORE                                                 2,000              2,000             0.015%
JURINE BORTON MOORE & MASHALL RANA
NEMER J/T                                                        100                100             0.001%
SHARON L MOORE & PATRICK T MOORE J/T                             200                200             0.002%
KENDELL DEAN MOORMAN                                           2,000              2,000             0.015%
VERNON A MOORMAN & GLORIA G MOORMAN
J/T                                                              100                100             0.001%
MICHAEL J MOREHOUSE                                              100                100             0.001%
SPENCER M MOREHOUSE                                              100                100             0.001%
LEO MORK JR                                                      600                600             0.005%
KEVIN L MORRIS & DAVID C MORRIS J/T                              100                100             0.001%
WALTER F MORRISON                                                400                400             0.003%
DEBORAH MORRISON & JAMES MORRISON J/T                            100                100             0.001%
PATRICK J MORRISSEY                                              100                100             0.001%
LYLE E MORSE                                                     400                400             0.003%
DOUGLAS E MORSE & ANN M MORSE J/T                                100                100             0.001%
DOUGLAS E MORSE & ANN M MORSE J/T                                100                100             0.001%
WESLEY E MORTENSEN & JANICE A
MORTENSEN J/T                                                    300                300             0.002%
LARRY E MORTENSON & DARLENE A
MORTENSON J/T                                                  1,200              1,200             0.009%
ROBERT MORTON                                                    100                100             0.001%
ROBERT E MORTON                                                  988                988             0.007%
W JOSEPH MORTON & ROBBIN J MORTON J/T                            100                100             0.001%
WILLIAM R MORTON & ROBBIN J MORTON J/T                           200                200             0.002%
MARTY MORTVEDT                                                   100                100             0.001%
JOHN B MOSER                                                     200                200             0.002%
GERALD E MOSER & KATHRYN E MOSER J/T                             200                200             0.002%
DOUGLAS MOSS & CAROL MOSS J/T                                  1,300              1,300             0.010%
BRIAN H MOUDRY & GLORIA J MOUDRY J/T                             800                800             0.006%
THOMAS A MOUNSDON                                                500                500             0.004%
LARRY D MUELLER                                                  500                500             0.004%
MARCUS A MUELLER                                                 400                400             0.003%
THOMAS A MULLEN & LINDA S MULLEN J/T                             100                100             0.001%
NEIL R MULLEN & TERESA R MULLEN J/T                              400                400             0.003%
LAVELLE MULLER                                                   500                500             0.004%
ROBERT V MUMM                                                    400                400             0.003%
WAYNE F MUNSEN & SUSAN A MUNSEN J/T                              100                100             0.001%
RONALD MURPHEY & CARLENE MURPHY J/T                              100                100             0.001%
DAVID K MURPHY                                                   200                200             0.002%
MICHAEL B MURPHY                                                 200                200             0.002%
RONALD A MURPHY & CARLENE MURPHY J/T                             100                100             0.001%
STEPHEN F MURPHY & CAROL A MURPHY J/T                          1,000              1,000             0.008%

GRANT MURPHY & CAROL MURPHY & STEVE F
MURPHY J/T                                                       100                100             0.001%
STEPHEN MURPHY & CAROL MURPHY J/T                              1,000              1,000             0.008%
DANIEL MURPHY & DEANN MURPHY J/T                                 100                100             0.001%
WILLIAM L MURRA & VICTORIA L MURRA J/T                           400                400             0.003%
JAMES L MURRAY & DIANNA L MURRAY J/T                             300                300             0.002%
LARRY J MURRAY & SANDRA R MURRAY J/T                             100                100             0.001%
MICHAEL J MUSICH                                                 100                100             0.001%
M ELAINE MUSSELMAN & GENE A MUSSELMAN
J/T                                                              400                400             0.003%
MUTUAL INTEREST GROUP                                            100                100             0.001%
MICHAEL J MYERS & HOLLY J MYERS J/T                              100                100             0.001%
LACY L MYLES & DOROTHY F MYLES J/T                               400                400             0.003%
JAMES W NACHAZEL                                                 200                200             0.002%
JEFF NACHAZEL                                                    400                400             0.003%
LADDIE J NACHAZEL FAMILY LIVING TRUST U/A
35738                                                          1,000              1,000             0.008%
LADDIE NACHZEL                                                   400                400             0.003%
LANCE NATH                                                     2,000              2,000             0.015%
NATIONAL FINANCIAL SERVICES                                      300                300             0.002%
JOHN C NAYLOR & DANYELLE JIRSA-NAYLOR
TIC                                                              200                200             0.002%
RICHARD D NEAL                                                   100                100             0.001%
ALAN NEBOLA & ANGELA NEBOLA J/T                                  100                100             0.001%
NORMAN C NEDERHOFF & MARY M NEDERHOFF
J/T                                                              400                400             0.003%
BARBARA J NEELD                                                  700                700             0.005%
ROLAND L NEIGHBOR & LINDA S NEIGHBOR J/T                         400                400             0.003%
JAMES L NELEMAN                                                  200                200             0.002%
JAMES SCOTT NELSON                                               200                200             0.002%
SHARON NELSON                                                    400                400             0.003%
DARYL R NELSON & KAREN M NELSON J/T                              100                100             0.001%
VERN R NELSON & MARILYN L NELSON J/T                             400                400             0.003%
MICHAEL J NELSON & MARY E NELSON J/T                             200                200             0.002%
JAMES W NELSON & MAXINE M NELSON J/T                             200                200             0.002%
DENNIS J NEPPL                                                   500                500             0.004%
SCOTT DARWIN NERLAND                                             100                100             0.001%
ROGER NERLAND & DEB NERLAND J/T                                  100                100             0.001%
JULIE A NESHEIM                                                  200                200             0.002%
MICHAEL A NESSA & CONNIE LEA NESSA J/T                           200                200             0.002%
DELMAR D NESSA & JANET NESSA J/T                                 400                400             0.003%
KEVIN NESSA & KIM NESSA J/T                                      100                100             0.001%
KENNETH H NESTLER TR U/A  1/21/93                                400                400             0.003%
DON NETTLETON                                                  1,000              1,000             0.008%
DANIEL S NETTLETON & KAREN B NETTLETON
J/T                                                              200                200             0.002%
GREG ANTHONY NEVE & LINDA MAE NEVE J/T                           200                200             0.002%
MICHAEL NEWHALL & KARENA NEWHALL J/T                             100                100             0.001%
COLETTE NEWHALL & LONNIE NEWHALL J/T                             300                300             0.002%
RICHARD W NEWHALL & SUSAN E NEWHALL J/T                          200                200             0.002%
MARK D NEWHALL & SUSAN M NEWHALL
TENCOM                                                           100                100             0.001%
RICHARD NEWHALL & SUSAN NEWHALL J/T                              200                200             0.002%
STEVE M NEWTON & KRISTIN M NEWTON J/T                            100                100             0.001%

CALVIN K NEYMEYER & BARBARA A NEYMEYER J/T                       100                100             0.001%
DONOVAN NIBE & REBECCA NIBE J/T                                  150                150             0.001%
MARSHA A NICHOLS                                                 100                100             0.001%
BRENDA K NICHOLS & ANGELA R DETERS J/T                           100                100             0.001%
BRITT NICHOLS & BRENDA NICHOLS J/T                               100                100             0.001%
DONNA J NICHOLSON & DANIEL H NICHOLSON
J/T                                                              200                200             0.002%
KELLY J NICHOLSON & TONYA S NICHOLSON J/T                        300                300             0.002%
GEORGE T NICKOLAS                                              1,000              1,000             0.008%
CHRISTOPHER P NICOLAISEN & LISA A
NICOLAISEN J/T                                                   200                200             0.002%
STEVEN H NICOLL & JONI L NICOLL J/T                              100                100             0.001%
ALLAN J NIE & TERI L NIE J/T                                     400                400             0.003%
WILLIAM NIELS HAGEY & DENA P HAGEY J/T                           100                100             0.001%
RICO J NIZZI ROTH IRA                                            100                100             0.001%
ROLLAND NOITE                                                    100                100             0.001%
LAURA, JILL, KENNETH & NOLAN HARRINGTON
J/T                                                              100                100             0.001%
SCOTT D NOLL                                                     200                200             0.002%
ROLLAND NOLTE                                                    100                100             0.001%
MARK O NORD & WANDA E NORD J/T                                   100                100             0.001%
CAROL NORDBERG                                                   200                200             0.002%
STEVEN H NORDEN                                                1,300              1,300             0.010%
NORDEN PROPERTIES LLC                                          2,000              2,000             0.015%
PATRICK M NORDHOFF                                             3,000              3,000             0.023%
NOSEC & CO                                                       200                200             0.002%
GARY NOVAK                                                        -                  -              0.000%
BRYAN T NOWLIN & M TABEN NOWLIN J/T                              100                100             0.001%
NSF INVESTMENTS                                                  100                100             0.001%
NYBERG ELECTRIC SERVICE INC                                      500                500             0.004%
NYBERG ELECTRIC SERVICE INC.                                   1,300              1,300             0.010%
NYBERG ELECTRIC SERVICE, INC.                                    200                200             0.002%
NYBERG ELECTRIC SERVICES INC                                     200                200             0.002%
LEONARD NYCE & BONNALYN NYCE J/T                                 100                100             0.001%
PAUL ALAN NYE                                                    200                200             0.002%
GERALD P NYE & JOZELLA C NYE J/T                                 100                100             0.001%
DOUGLAS OAKE & CHERYL OAKE J/T                                   100                100             0.001%
REVA L OAKES & JAMES A OAKES J/T                                 100                100             0.001%
REVA L OAKES & JAMES A OAKES J/T                                 800                800             0.006%
ERIC R OAKLEY & JONATHON A OAKLEY J/T                            100                100             0.001%
REVA L OAKS & JIM A OAKS J/T                                     200                200             0.002%
RANDOLPH F OBRANOVIC & ROBIN I
OBRANOVIC J/T                                                    200                200             0.002%
LELAND G ODOM & SHARON K GROSS                                   100                100             0.001%
LELAND G ODOM & SHARON K GROSS J/T                               100                100             0.001%
LARRY OERING & LYNN DOERING J/T                                  400                400             0.003%
VALLERI A OGG                                                    100                100             0.001%
MYRON OKKEN                                                      200                200             0.002%
MARILEE OLDORF                                                   100                100             0.001%
NATHAN OLDORF                                                    100                100             0.001%
NATHAN M OLDORF                                                  100                100             0.001%
WILLIAM ARTHUR OLESEN & MELANY KAY
OLESEN J/T                                                       100                100             0.001%


DALENE OLLENDIECK & KENNETH OLLENDIECK J/T                       400                400             0.003%
LONNIE OLLENDIECK & MINDY OLLENDIECK J/T                         100                100             0.001%
CAROLE E OLSON                                                   200                200             0.002%
DEAN OLSON                                                       100                100             0.001%
GEORGE A OLSON                                                   100                100             0.001%
KEVIN OLSON                                                      200                200             0.002%
MARTIN D OLSON                                                   300                300             0.002%
MICHAEL PAUL OLSON                                               400                400             0.003%
RONALD D OLSON & E SUE OLSON J/T                                 100                100             0.001%
DALE C OLSON & GAYLE L OLSON J/T                                 500                500             0.004%
JEFF OLSON & JANET OLSON J/T                                     200                200             0.002%
DONALD OLSON & JEANNETTE OLSON J/T                             1,000              1,000             0.008%
ORVILLE OLSON & SUZETTE OLSON J/T                                100                100             0.001%
GARY OLSOWSKI & TRACEY OLSOWSKI J/T                              100                100             0.001%
DENNIS R OLTMANNS & BETTY L OLTMANNS J/T                         100                100             0.001%
BRIAN OLTROGGE                                                   100                100             0.001%
JUNE VAN OORT                                                    100                100             0.001%
LISA KAY O'REGAN                                                 200                200             0.002%
KEVIN J O'ROURKE                                                 700                700             0.005%
EDWARD P ORTNER                                                  100                100             0.001%
MICHAEL JAMES OSBORN                                             100                100             0.001%
ALICE OSBORNE                                                    100                100             0.001%
MARCELLINE M OSMUNDSON                                           200                200             0.002%
BRANDY OSSIAN                                                    100                100             0.001%
JAMES WALKER OSTERSON                                            100                100             0.001%
JOHN G OSTERSON & ROBBIN J MORTON J/T                            100                100             0.001%
SHARON OSTHUS                                                    100                100             0.001%
RONALD OSTHUS & LORA OSTHUS J/T                                  800                800             0.006%
JANICE A OSTHUS-KAPLAN                                           700                700             0.005%
JASON OSTREM                                                     100                100             0.001%
RICHARD D OSTREM & NANCY J OSTREM J/T                            200                200             0.002%
PATRICK C O'TOOL                                                 100                100             0.001%
JOSHUA G OTTEN                                                   100                100             0.001%
 OWA FALLS STATE BANK TR FOR CECIL L
JENNINGS                                                         500                500             0.004%
AMY J OWEN                                                       100                100             0.001%
MICHAEL D OWEN                                                   600                600             0.005%
JEFF OWENS & JEANINE E OWENS J/T                                 200                200             0.002%
 P & P  HOMES- DEAN POTTEBAUM  RANDY
PAULSEN - PAR                                                    200                200             0.002%
PATRICK E PACHA                                                  340                340             0.003%
VIRGINIA R PADOVAN                                               100                100             0.001%
MICHAEL RAY PAGE                                                 100                100             0.001%
DIANE K PAGLIA                                                   200                200             0.002%
FRANK PAGLIA & DARLENE PAGLIA J/T                                100                100             0.001%
RONNIE DUANE PALMER & CHRISTINE SUE
PALMER J/T                                                       800                800             0.006%
ROGER PALMER & LUELLA PALMER J/T                                 100                100             0.001%
KEVIN N PALUMBOS                                               1,500              1,500             0.011%
ELROY H PANBECKER                                                200                200             0.002%
TERRY A PANBECKER                                                200                200             0.002%
NORMAN L PANZI                                                   300                300             0.002%


JASON P PARCHER & BENJAMIN J PARCHER J/T                         100                100             0.001%
JASON PARCHER & KAREN PARCHER J/T                                100                100             0.001%
KAREN A PARCHER & SARAH J PARCHER J/T                            100                100             0.001%
GARY D PARISHO                                                   500                500             0.004%
KIRT D PARIZEK                                                   200                200             0.002%
CHRISTOPHER H PARKER                                             100                100             0.001%
PATRICK T PARKS & SHEILA R PARKS J/T                             100                100             0.001%
LILA L PARLIN                                                    100                100             0.001%
NEIL PARMENTER & TERESA PARMENTER J/T                            200                200             0.002%
STEPHEN R PARNELL & ELIZABETH A PARNELL
J/T                                                              200                200             0.002%
FRANK P PASTEKA & JANELLE R PASTEKA J/T                          400                400             0.003%
RAJESH PATEL & HEMLATA PATEL J/T                                 200                200             0.002%
RAJESH A PATEL & HEMLATA PATEL J/T                               200                200             0.002%
CLAYTON D PATRICK                                              1,000              1,000             0.008%
JEFFREY J PATRICK                                                100                100             0.001%
MICHAEL PATRICK                                                  100                100             0.001%
DAVID A PATRICK & DIANE R PATRICK J/T                            200                200             0.002%
LLOYD PATRICK & DIANNA PATRICK J/T                               200                200             0.002%
RANDALL R PATRICK & JANICE MB PATRICK J/T                        100                100             0.001%
DAVID W PATTEN                                                   100                100             0.001%
HELEN PATTEN                                                     100                100             0.001%
HELEN V PATTEN                                                   100                100             0.001%
JAMES R PATTEN & CHERYL A PATTEN J/T                             400                400             0.003%
ANN L PATTERSON                                                  200                200             0.002%
NOLAN B PATTERSON                                                100                100             0.001%
STEVEN LEROY PATTERSON & KAREN MARIE
PATTERSON J/T                                                    100                100             0.001%
STEVEN R PATTERSON & KELLY J PATTERSON
J/T                                                              500                500             0.004%
DANE ALAN PATTON                                                 200                200             0.002%
DAN E PATTON & CATHY E PATTON J/T                                200                200             0.002%
ANDREW PATZ                                                      100                100             0.001%
BRIAN PATZ                                                       100                100             0.001%
GARY WAYNE PAUL                                                1,000              1,000             0.008%
HARVEY PAULL                                                     900                900             0.007%
HARVEY C PAULL                                                 1,000              1,000             0.008%
BRIAN T PAULSEN                                                  200                200             0.002%
ROBERT A PAULSEN                                                 500                500             0.004%
BETTY K PEARSON                                                  100                100             0.001%
EDWARD S PECENKA & DEBRA L BROWNS-
PECENKA J/T                                                      100                100             0.001%
DAMON PEDERSEN & JENNIFER PEDERSEN J/T                           500                500             0.004%
RON PEDERSEN & LORI PEDERSEN J/T                                 700                700             0.005%
CHARLENE KAY PEDERSON                                            100                100             0.001%
BENJAMIN J PEGRAM & KARLA K PEGRAM J/T                         1,000              1,000             0.008%
DAVID J PEITZMAN                                                 400                400             0.003%
JOHN D PEMBLE & HEATHER C PEMBLE J/T                             200                200             0.002%
KYLE LYNN PENCE                                                  100                100             0.001%
JERRY LYNN PENCE & GAYLE PENCE J/T                               300                300             0.002%
RONALD D PENN                                                    400                400             0.003%
MARVIN L PENNING                                                 100                100             0.001%
MARY ANN PENNY                                                   100                100             0.001%

BRADLEY C PERKINS                                                200                200             0.002%
D K PERKINS                                                      200                200             0.002%
BENJAMIN E PERKINS & ALTA D PERKINS J/T                          500                500             0.004%
DAVID M PERKINS & WILMA A PERKIN J/T                             100                100             0.001%
DAVID M PERKINS & WILMA A PERKINS J/T                            100                100             0.001%
ALLEN PERSON & BECKY PERSON J/T                                  100                100             0.001%
DANFORD P PERUSINA & ARLENE M PERUSINA TTEE TRUST
#546426153                                                       100                100             0.001%
RICHARD G PESHAK & DEBRA A PESHAK J/T                            100                100             0.001%
JOE PETERS                                                       500                500             0.004%
JOHN PETERS & CHARLOTTE PETERS J/T                                50                 50             0.000%
LARRY R PETERSEN                                                  20                 20             0.000%
CARL DENNIS PETERSEN & BEVERLY M PETERSEN J/T                    200                200             0.002%
DANIEL J PETERSEN & SHANNON R RAMSEY PETERSEN J/T                100                100             0.001%
DOUGLAS A PETERSON                                               100                100             0.001%
JAMIE D PETERSON                                                 100                100             0.001%
KAREN K PETERSON                                                 200                200             0.002%
KEVIN PETERSON                                                   200                200             0.002%
KIMBERLY ANN PETERSON                                            100                100             0.001%
SCOTT E PETERSON                                                 200                200             0.002%
SONDRA M PETERSON                                                200                200             0.002%
LEROY PETERSON & CLAUDENE PETERSON J/T                           400                400             0.003%
LARRY PETERSON & JERALDINE PETERSON J/T                           20                 20             0.000%
CARYE PETERSON & MARIANN PETERSON J/T                            500                500             0.004%
STEVEN K PETERSON & MARY A PETERSON J/T                          300                300             0.002%
M ROGER PETERSON & SHIRLEY M PETERSON J/T                        100                100             0.001%
KAREN PFANTZ & IRA R PFANTZ J/T                                2,000              2,000             0.015%
DAVID PHELPS                                                     200                200             0.002%
EUGENE PHELPS                                                    200                200             0.002%
MARK PHELPS                                                      200                200             0.002%
TERRY PHELPS & PENNY PHELPS J/T                                  200                200             0.002%
JOHN L PHERIGO & DELORIES A PHERIGO J/T                           80                 80             0.001%
GROVER J PHILLIPS & EMMA L PHILLIPS J/T                          100                100             0.001%
VAUGHN PHILLIPS & RACHEL ELLER J/T                               100                100             0.001%
WALTER RUSSELL PHILLIPS TR WALTER RUSSELL PHILLIPS TR            100                100             0.001%
KENT PICHT                                                     1,000              1,000             0.008%
DEBBIE L PICKARD                                                 100                100             0.001%
JOSEPH B PICKARD & DEBBIE L PICKARD J/T                          100                100             0.001%
KATHIE PICKARD & ZACHARY PICKARD J/T                             250                250             0.002%
ROBERT PIERCE & INGRID PIERCE J/T                                200                200             0.002%
RANDALL E PIERSON & TONYA PIERSON J/T                            200                200             0.002%
RANDALL E PIERSON & TONYA R PIERSON J/T                          200                200             0.002%
KEVIN PIETERS & SOLENE PIETERS J/T                               200                200             0.002%
LARRY PIGOTT & MARY PIGOTT J/T                                   500                500             0.004%
LEON R PILCHER & VICKIE L PILCHER J/T                            200                200             0.002%
PAUL L PINNEY                                                    100                100             0.001%
ELIZABETH ANNE PINNICK                                           100                100             0.001%
DENNIS PITTMAN                                                   200                200             0.002%
LAURINE PITTS                                                    200                200             0.002%
JOSEPH PITTS & PEGGY PITTS J/T                                   100                100             0.001%

JEFF PITTS & SHARON PITTS J/T                                   1,000             1,000             0.008%
ROGER J PITZEN & GEORGENE L PITZEN J/T                            200               200             0.002%
GREG PIXLEY & SUSAN R PIXLEY J/T                                  200               200             0.002%
MICHAEL N PLASIER                                                 100               100             0.001%
PLAZA RV INC                                                      400               400             0.003%
SCOTT POCHOBRADSKY                                                100               100             0.001%
GORDON MICHAEL POINTER                                            600               600             0.005%
TERRY L POLEY                                                   1,200             1,200             0.009%
ELDON L POLK & MARY L POLK J/T                                    100               100             0.001%
CAROL POLKOWSKE                                                   200               200             0.002%
POMEROY RENTAL LLC                                                100               100             0.001%
NORMA POMMREHN                                                    200               200             0.002%
VICTORIA LAYNN POMMREHN                                           100               100             0.001%
DEVERE C PONTENBERG & NORMA PONTENBERG J/T                        200               200             0.002%
VICKI J PORTER                                                     60                60             0.000%
RICHARD J PORTER & JOLENE M PORTER J/T                            200               200             0.002%
LARRY J PORTER & LINDA KAY PORTER J/T                             500               500             0.004%
RICHARD J PORTER & MICHAEL R PORTER J/T                           100               100             0.001%
RICHARD J PORTER & SARAH M PORTER J/T                             100               100             0.001%
HOWARD R POTTEBAUM & DORIS M POTTEBAUM J/T                        100               100             0.001%
HOWARD POTTEBAUM & DORIS POTTEBAUM J/T                            100               100             0.001%
DEAN POTTEBAUM & ROXANNE POTTEBAUM J/T                            200               200             0.002%
LESLIE ANNE POTTER                                                100               100             0.001%
JOHN ROBERT POTTER & LESLIE ANN POTTER J/T                        100               100             0.001%
LARRY L POTTS & EUNICE D POTTS J/T                                200               200             0.002%
ROGER E POTTS & KENNETH E POTTS J/T                               400               400             0.003%
GREGORY A POWELL & KAREN K POWELL J/T                             100               100             0.001%
PRAIRIE REAL ESTATE LC                                          1,000             1,000             0.008%
PRALL FAM TR U/A 01/11/94 PAULINE E PRALL TR                      400               400             0.003%
PAULINE E PRALL TR PRALL FAM TR UAD 1-11-94
FBO AMY E PRALL                                                    25                25             0.000%
PAULINE PRALL TR PRALL FAM TR UAD 1-11-94
FBO DOUGLAS G PRALL                                                25                25             0.000%
PAULINE E PRALL TR PRALL FAM TR UAD 1-11-94
FBO JASON D PRALL                                                  25                25             0.000%
PAULINE E PRALL TR PRALL FAM TR UAD 1-11-94
FBO MICHAEL T PRALL                                                25                25             0.000%
PAULINE E PRALL TR PRALL FAM TR UAD 1-11-94
FBO REBECCA S SCHAEFFER                                            25                25             0.000%
PAULINE E PRALL TR PRALL FAM TR UAD 1-11-94
FBO STACIE R PRALL                                                 25                25             0.000%
PAULINE E PRALL TR PRALL FAMILY TR UAD
1/11/94                                                           450               450             0.003%
KRISTOPHER PRALLE                                                 420               420             0.003%
DOUGLAS LEON PRATT & LISA MARIE PRATT J/T                         100               100             0.001%
JOANNA PREBECK                                                    100               100             0.001%
BRADLEY T PRESTON                                                 100               100             0.001%
PAUL A PRESTON & KAREN K PRESTON J/T                              100               100             0.001%
JERRY F PRICE                                                     200               200             0.002%
PATRICK M PRIER                                                    20                20             0.000%
NATALIE PROBST & LONNY T PROBST J/T                               100               100             0.001%

PROGRESS INC                                                      300                300             0.002%
PRO-TRACK PROMOTIONS, INC.                                        700                700             0.005%
ALLEN O PRYOR & CATHY M PRYOR J/T                                 500                500             0.004%
ANTHONY D PULS & MARGARET E PULS J/T                              200                200             0.002%
JACK PUMPHREY & BETTY PUMPHREY J/T                                200                200             0.002%
CRAIG PURSCELL                                                    200                200             0.002%
HAROLD PUTNEY & GLORIA PUTNEY J/T                                 200                200             0.002%
JULIE QUAMME & BENNETT QUAMME J/T                                 200                200             0.002%
GENE QUANDT & KATHY QUANDT J/T                                  1,000              1,000             0.008%
PHILLIP QUANDT & SUSAN QUANDT J/T                                 100                100             0.001%
MELVIN LEWIS QUINN                                              1,000              1,000             0.008%
ROGER JOHN QUINT                                                  500                500             0.004%
GARY E QUIRK & JANIS M QUIRK J/T                                  200                200             0.002%
RADCLIFFE INVESTMENT CLUB % WILBUR
MOLENDORP                                                         500                500             0.004%
RADCLIFFE ST JOHNS METHODIST CHURCH                               400                400             0.003%
ELWOOD L RAFDAL                                                   200                200             0.002%
KAREN A RAFDAL                                                    500                500             0.004%
LYNN R RAHFELDT & JEAN M RAHFELDT J/T                             500                500             0.004%
MARY A RAHTO & RICHARD K RAHTO J/T                                200                200             0.002%
LESLIE R RAISCH                                                   200                200             0.002%
MEINARD RAMEYER                                                   100                100             0.001%
JAMES F RAMLER & LINDA M RAMLER J/T                               300                300             0.002%
TIMOTHY W RANCH & CATHEY L RANCH J/T                            1,000              1,000             0.008%
CHERYL K RANKIN                                                   200                200             0.002%
JAMES Z RANSOM & TRESA RANSOM J/T                                 400                400             0.003%
TIM RASKA & RENEA RASKA J/T                                       100                100             0.001%
ZACHARY J RATCLIFF                                                200                200             0.002%
STEPHEN W RATHBUN & LAURIE L RATHBUN J/T                          100                100             0.001%
FRED S RATHER & HELEN L RATHER J/T                                200                200             0.002%
LARRY E RAVLIN & JUDITH S RAVLIN J/T                              100                100             0.001%
GARY RAY & CHRISTINE RAY J/T                                    1,000              1,000             0.008%
MICHAEL R RAYMOND & CAROLYN J RAYMOND
J/T                                                               100                100             0.001%
LEROY RECKER & EDNA RECKER J/T                                    800                800             0.006%
LEROY J RECKER & EDNA RECKER J/T                                  200                200             0.002%
JOHN H REDDISH & AMANDA J REDDISH J/T                              20                 20             0.000%
LORRIE J REDDISH & JEFFREY O REDDISH J/T                           20                 20             0.000%
GUY R REDDISH & JOHN H REDDISH J/T                                100                100             0.001%
LORRIE J REDDISH & JOHN H REDDISH J/T                             100                100             0.001%
LORRIE J REDDISH & REVA J REDDISH J/T                             100                100             0.001%
LORRIE J REDDISH & RICHARD W MAISEL J/T                            20                 20             0.000%
JOHN REDDISH & SCOTT H REDDISH J/T                                 20                 20             0.000%
LORRIE J REDDISH & VINCENT T MAISEL J/T                            20                 20             0.000%
ROGER REDFEARN & SHERIDAN REDFEARN J/T                            200                200             0.002%
BRENDA R REED & CINDY L BRUN J/T                                  200                200             0.002%
GERALD W REED & JEAN F REED J/T                                   100                100             0.001%
PHILLIP S REES                                                    400                400             0.003%
GARY E REIMER & LINDA M REIMER TIC                                100                100             0.001%
RANDY REINDL & CAROLE REINDL J/T                                  200                200             0.002%
BARTON REINKE & CONNIE REINKE J/T                                 100                100             0.001%
RICHARD L REIS & CAROLE A REIS J/T                                100                100             0.001%
TROY REISDORF                                                   2,200              2,200             0.017%

SUSAN E REISER                                                    100                100             0.001%
IRMA M REISER & ARTHUR REISER J/T                                 100                100             0.001%
ROBER REISETTER                                                   300                300             0.002%
THOMAS W REISETTER & JANIS F REISETTER J/T                        100                100             0.001%
GLENN REISETTER & LETTY REISETTER J/T                             200                200             0.002%
JANIS F REISETTER & THOMAS W REISETTER J/T                        300                300             0.002%
JEFFREY REISS & SHARON REISS J/T                                  200                200             0.002%
JOHN V REIST                                                      520                520             0.004%
J R RELICK C/F ANSON F RELICK UGMA IA                             100                100             0.001%
J R RELICK C/F J RANDALL RELICK UGMA IA                           100                100             0.001%
J R RELICK C/F KATIE N RELICK UGMA IA                             100                100             0.001%
J R RELICK C/F KEHLER M RELICK UGMA IA                            100                100             0.001%
CHAD A REMMERS                                                    100                100             0.001%
LUCILLE RENARD                                                    200                200             0.002%
HAROLD D RENSHAW & BETTY E RENSHAW J/T                            100                100             0.001%
LUCILLE H HAAN RENZE                                              100                100             0.001%
LOREN V RENZE & LUCILLE H HAAN-RENZE J/T                          200                200             0.002%
KIRK J REQUIST & GARNET REQUIST J/T                               100                100             0.001%
 RHA SERVICE INC.                                                 200                200             0.002%
DONALD J RHEAD & PHYLLIS J RHEAD J/T                              100                100             0.001%
DAN RAY RHILEY                                                    200                200             0.002%
LINDA L RHOADES                                                   100                100             0.001%
CRAIG D RHODES                                                    100                100             0.001%
JEAN M RHODES                                                     100                100             0.001%
SCOTT RHODES                                                      400                400             0.003%
JAEN RHODES C/F BRIAN A RHODES UGMA IA                            100                100             0.001%
JEAN RHODES GUARDIAN FOR DENIS A RHODES                           100                100             0.001%
ROGER JAMES RICE & BARBARA JEAN RICE J/T                          200                200             0.002%
NEIL BENJAMIN RICH                                                100                100             0.001%
DANIEL L RICHARD & PATRICIA L RICHARD J/T                         300                300             0.002%
GARY L RICHARDS & MARTHA E RICHARDS J/T                           500                500             0.004%
JESSIE RICHTER                                                    200                200             0.002%
DOUGLAS A RICHTER RENELL S RICHTER J/T                            200                200             0.002%
JAMES RICKY FLETCHER & SALLY EVA FLETCHER J/T                     100                100             0.001%
RON RIDNOUR                                                       100                100             0.001%
JOANN A RIEDELL                                                   200                200             0.002%
E DALE RIEDL & PRISCILLA J RIEDL J/T                              300                300             0.002%
BRUCE E RIEKEN                                                    100                100             0.001%
RAYMOND H RIENIETS & LORNA M RIENIETS J/T                         200                200             0.002%
JASON RIENKE                                                      100                100             0.001%
VIRGINIA ZOE RIERSON                                              200                200             0.002%
LINDA D RIES                                                      200                200             0.002%
BARBARA E RIFFEL                                                  100                100             0.001%
JOHN RIGGINS & LUCY RIGGINS J/T                                   900                900             0.007%
ROBERT E RIGGLE                                                   150                150             0.001%
LOIS RIGGLE & ROBERT E RIGGLE J/T                                 100                100             0.001%
JIM RIGGS & SUE RIGGS J/T                                         100                100             0.001%
STEVEN C RIGGS & TERRIE A RIGGS J/T                               200                200             0.002%
WILLIAM MARK RILEA & WANDA JEAN RILEA J/T                       1,000              1,000             0.008%
CAPTAIN RICHARD RILEY USN (RET)                                 1,000              1,000             0.008%
DR NORMAN K RINDERKNECHT                                          400                400             0.003%

STEVE RINGGENBERG & LINDA RIGGENBERG J/T                          200                200             0.002%
REX B RINKER & SHERYL G RINKER J/T                                400                400             0.003%
DUANE RINNAN                                                      100                100             0.001%
DONALD R RIORDAN & REBECCA A RIORDAN J/T                          100                100             0.001%
JOHN RISINGER                                                     300                300             0.002%
JOANN A RJEDELL                                                    20                 20             0.000%
NANATE DORN ROBBINS                                               100                100             0.001%
ROBERT H ROBERSON & MARCIA K ROBERSON
J/T                                                               100                100             0.001%
ALBERT LEE ROBERTS                                                200                200             0.002%
CHRIS JAY ROBERTS                                                 400                400             0.003%
CHRISTINA ROBERTS                                                 200                200             0.002%
DAVID GREGG ROBERTS                                               600                600             0.005%
HAROLD L ROBERTS                                                  100                100             0.001%
NICK ROBERTS                                                      400                400             0.003%
REGINALD D ROBERTS                                                300                300             0.002%
RONALD L ROBERTS                                                4,000              4,000             0.030%
RONALD L ROBERTS & BONNIE J TAYLOR J/T                            100                100             0.001%
CHRISTINIA ROBERTS & CHRIS JAY ROBERTS
TIC                                                             1,000              1,000             0.008%
RONALD L ROBERTS & GARY F BROWN J/T                               200                200             0.002%
RONALD L ROBERTS & JULIE ILAX TIC                                 100                100             0.001%
RONALD L ROBERTS & MARVIN GEIS J/T                                200                200             0.002%
RONALD L ROBERTS & MARVIN GEIS TIC                                200                200             0.002%
RONALD L ROBERTS & RALPH D ROBERTS J/T                            300                300             0.002%
RONALD L ROBERTS & RONALD L ROBERTS JR
TIC                                                               100                100             0.001%
RONALD L ROBERTS & YVONNE M ROBERTS J/T                         9,000              9,000             0.068%
ALETHEA ROBINETTE                                                  60                 60             0.000%
DAVID J ROBINETTE                                                 300                300             0.002%
MICHAEL G ROBINETTE                                                50                 50             0.000%
JACK ROBINSON & LINDA ROBINSON J/T                                150                150             0.001%
RANDALL K ROCKHILL                                                100                100             0.001%
DORIS A ROCKWELL                                                4,000              4,000             0.030%
KENNY ROEDER                                                      100                100             0.001%
L R ROEDER                                                      1,800              1,800             0.014%
RAMONA ROEDER & DAVID ROEDER J/T                                  100                100             0.001%
TODD ROELFS & DEE ROELFS J/T                                      180                180             0.001%
LORI A ROGERS                                                   1,000              1,000             0.008%
MICHAEL C ROGERS & KELLI ROGERS J/T                               100                100             0.001%
ROBERT ROHLENA                                                    500                500             0.004%
MICHAEL W ROLING                                                  100                100             0.001%
CRAIG ROLLINSON                                                   250                250             0.002%
FRANK J ROMAN & PAUL F ROMAN J/T                                1,000              1,000             0.008%
JOSEPH W ROMAN SR & FRANK JL ROMAN J/T                            100                100             0.001%
RANDALL A ROMENS & THERESA G ROMENS J/T                           200                200             0.002%
DAVID A ROOZEBOOM                                                 200                200             0.002%
IREY N ROSE & ANN M ROSE J/T                                      100                100             0.001%
SIDNEY H ROSKENS                                                  200                200             0.002%
STEVEN ROSKENS                                                    100                100             0.001%
STEVEN H ROSKENS                                                  200                200             0.002%
STEVENS H ROSKENS                                                 100                100             0.001%
DELBERT ROSS                                                      200                200             0.002%

ROBERT L ROSS                                                     100                100             0.001%
TONY WILLIAM ROSS                                                 200                200             0.002%
ALVIN ROTTINGHAUS                                                 100                100             0.001%
ROBERT ROTTINGHAUS & DORIS ROTTINGHAUS
J/T                                                               400                400             0.003%
KEITH ROTTINGHAUS & JANE ROTTINGHAUS J/T                          600                600             0.005%
CHARLES A ROTTINGHAUS & RHONDA L ROTTINGHAUS J/T                1,800              1,800             0.014%
SHARON ROUW                                                       100                100             0.001%
MICHAEL ROUW & KELLYE ROUW J/T                                    600                600             0.005%
LANCE ROWELL                                                      100                100             0.001%
MELVIN HARTMAN ROZELLA HARTMAN FAMILY TRUST                       100                100             0.001%
MICHAEL ROZENDAAL & SANDRA ROZENDAAL
J/T                                                               100                100             0.001%
RANDY ROZENDAAL & SHELLY ROZENDAAL TIC                            100                100             0.001%
ROXY C RUBENDALL                                                   20                 20             0.000%
RANDY RUBY & MARILEE RUBY J/T                                   1,000              1,000             0.008%
GERALD E RUDD                                                     150                150             0.001%
KIM R RUDDICK & LORI J RUDDICK J/T                              1,000              1,000             0.008%
ALLEN RUDY & MARGARET RUDY J/T                                    200                200             0.002%
WILLIAM E RUHS & NANCY A RUHS J/T                                 300                300             0.002%
MARY LISA RULISON                                                 200                200             0.002%
STEPHEN D RUNNER                                                1,000              1,000             0.008%
ROBERT D RUNYON                                                 3,000              3,000             0.023%
DOUGLAS R RUPIPER & PAMELA M RUPIPER J/T                          300                300             0.002%
DELORES J RUS & CHARLES L RUS ROTH IRA                            400                400             0.003%
ROBERT H RUSER & SHIRLEY A RUSER J/T                              400                400             0.003%
DELORES J RUSS & CHARLES L RUSS                                   400                400             0.003%
DWAIN E RUSSELL & LINDA M RUSSELL J/T                             250                250             0.002%
CLINTON J RYAN                                                    500                500             0.004%
KEVIN RYAN                                                        100                100             0.001%
MICHAEL L RYAN & TIMOTHY M RYAN J/T                               100                100             0.001%
A J SAAK & BEVERLY J SAAK J/T                                     200                200             0.002%
TODD SAFLY                                                        200                200             0.002%
STEVEN F SAFLY & CONNIE R SAFLY J/T                             1,200              1,200             0.009%
HELEN M SAGAR & JOHN L SAGAR J/T                                  600                600             0.005%
SCOTT A SAGE                                                      600                600             0.005%
WILLIAM T SAGON                                                   200                200             0.002%
DARON M SALMON & KRISTINE L SALMON J/T                            200                200             0.002%
CARLTON G SALMONS                                               1,000              1,000             0.008%
MIKE SALZMAN                                                      400                400             0.003%
ARLENE R SAMPSON                                                  100                100             0.001%
RONALD K SAMPSON                                                  100                100             0.001%
DANIEL SAMUEL & KALPANA SAMUEL J/T                              1,000              1,000             0.008%
DAVID R SANDAHL                                                   620                620             0.005%
MIKE SANDERSFELD                                                  200                200             0.002%
RON L SANDKAMP & CAROLYN PHILLIPS-SANDKAMP J/T                    300                300             0.002%
MARLA I SANDVE                                                    100                100             0.001%
KEITH SASSEEN                                                     300                300             0.002%
DALE SASSEEN & ROSAMOND SASSEEN J/T                               100                100             0.001%
JULIE A SAUCEDO & ALFREDO C SAUCEDO J/T                           100                100             0.001%

LINDA L SAUCIER & C LARRY SAUCIER J/T                             200                200             0.002%
TOM A SAUER & NANCI LIN SAUER J/T                                 100                100             0.001%
RONALD SAVAGE                                                     100                100             0.001%
LINDA L SAWIN                                                     100                100             0.001%
MARILYN SAXTON                                                    100                100             0.001%
STEVEN C SAXTON                                                   200                200             0.002%
SBS INVESTMENT CLUB                                               100                100             0.001%
DON SCALLON & DEB SCALLON J/T                                     100                100             0.001%
RICHARD J SCHAECHER                                               300                300             0.002%
GARY R SCHAEFER                                                   400                400             0.003%
LAURIE SCHAFER & CHRIS SCHAFER J/T                                100                100             0.001%
STEVE C SCHAFFER & JEAN L SCHAFFER J/T                            100                100             0.001%
RICHARD J SCHARCHER & EDITH SCHAECHER
J/T                                                               200                200             0.002%
TIM SCHARENBROCH & BRENDA SCHARENBROCH J/T                        100                100             0.001%
DONNA L SCHECHER                                                  100                100             0.001%
JAMES SCHEMMEL & KAREN SCHEMMEL J/T                               200                200             0.002%
RONALD R SCHERMER & DOROTHY J SCHERMENR J/T                       400                400             0.003%
JOHN SCHEWE                                                       100                100             0.001%
MITCHELL J SCHIPPERS                                              160                160             0.001%
NICHOLE L SCHIPPERS C/F COLE G SCHIPPERS UTMA IOWA                100                100             0.001%
DANIEL JAY SCHIRM                                                 200                200             0.002%
BRENT RICHARD SCHIRM & KRISTIN RENEE SCHIRM J/T                   100                100             0.001%
SYLVAN SCHLABACH                                                1,000              1,000             0.008%
DOUGLAS P SCHLADER                                                200                200             0.002%
RALPH T SCHLAEFLE & L ELAINE SCHLAEFLE J/T                        200                200             0.002%
STUART L SCHLATZ & JONI R SCHLATZ J/T                             500                500             0.004%
JOHN E SCHLEMMER & DONNA L SCHLEMMER
J/T                                                               500                500             0.004%
JEFFREY L SCHLEMMER & KRIS R SCHLEMMER
J/T                                                               200                200             0.002%
LLOYD SCHLUMBOHM & SANDY SCHLUMBOHM
J/T                                                               200                200             0.002%
DAVID L SCHMIDT                                                   400                400             0.003%
GREG T SCHMIDT                                                    200                200             0.002%
KENNETH E SCHMIDT                                                 200                200             0.002%
RAYMOND SCHMIDT & JEAN SCHMIDT J/T                                200                200             0.002%
RICHARD L SCHMIDT & LORRAINE C SCHMIDT
J/T                                                               120                120             0.001%
DAVID A SCHMITT                                                   200                200             0.002%
JERYL W SCHMITT                                                   200                200             0.002%
WENDELL D SCHMITT                                                 200                200             0.002%
LELAND M SCHMITZ                                                  500                500             0.004%
LOUIS W SCHMITZ                                                 1,000              1,000             0.008%
DARRELL J SCHMITZ & JUDY M SCHMITZ J/T                            100                100             0.001%
JACK R SCHMOLL & BARBARA L SCHMOLL J/T                            200                200             0.002%
KEVIN L SCHNARR                                                 1,920              1,920             0.015%
RONALD A SCHNECK & CAROL J SCHNECK J/T                            500                500             0.004%
FRANCIS D SCHNEIDER                                               100                100             0.001%
MARY JO E SCHNEIDER                                               100                100             0.001%

NANCY SCHNEIDER & RICHARD SCHNEIDER J/T                           100                100             0.001%
RORY D SCHNELL                                                    100                100             0.001%
MICHELE M SCHNOES & BRIAN L SCHNOES J/T                           100                100             0.001%
STEVE D SCHNORMEIER                                               200                200             0.002%
STEVEN D SCHNORMEIER                                              200                200             0.002%
WALTER H SCHOENFELD                                               100                100             0.001%
MELVIN SCHOEPPNER                                                 300                300             0.002%
MELVIN SCHOEPTNER                                                 100                100             0.001%
GERALD JOSEPH SCHONS                                              200                200             0.002%
DAWN SCHOPPE                                                      300                300             0.002%
DEAN SCHOPPE                                                    2,000              2,000             0.015%
DONNA RAE SCHOPPE                                                 900                900             0.007%
MARILYNN K SCHOPPE & DARYL A SCHOPPE J/T                        4,400              4,400             0.033%
DANA SCHOPPE & MARILYNN & DARYL SCHOPPE J/T                       100                100             0.001%
GARY A SCHREIBER & BARBARA A SCHREIBER
J/T                                                               200                200             0.002%
GARY P SCHREIBER & BARBARA A SCHREIBER TENCOM                   1,000              1,000             0.008%
SCHREPFER FAM LV TR FBO MARTIN SCHREPFER 335224142                200                200             0.002%
KEVIN SCHROCK                                                     400                400             0.003%
NANCY SCHROCK                                                     300                300             0.002%
TIMOTHY DANIEL SCHROCK                                            400                400             0.003%
M ROBERT SCHRODER                                                 100                100             0.001%
DEAN SCHROEDER                                                  1,000              1,000             0.008%
DON W SCHROEDER                                                   200                200             0.002%
GARY L SCHROEDER                                                  100                100             0.001%
CLEM SCHROEDER & DEBBI HARGADON J/T                               601                601             0.005%
DENNIS L SCHROEDER & JEANETTE A HARTUNG-SCHROEDER                 100                100             0.001%
DENNIS L SCHROEDER & JEANETTE A HARTUNG-SCHROEDER J/T             200                200             0.002%
MARILYN J SCHRUM                                                  100                100             0.001%
BRIAN SCHUELKE                                                    200                200             0.002%
RONALD C SCHUELLER & DORIS D SCHUELLER
J/T                                                               100                100             0.001%
GRANT WYATT SCHULTZ                                               200                200             0.002%
WILLIAM M SCHULTZ                                                 200                200             0.002%
WAYNE M SCHULTZ & BETTY J SCHULTZ                                 100                100             0.001%
WAYNE M SCHULTZ & BETTY J SCHULTZ J/T                             200                200             0.002%
DAKIN S SCHULTZ & CURTH SCHULTZ J/T                               100                100             0.001%
DUANE M SCHULTZ & JANE E SCHULTZ J/T                              100                100             0.001%
DENTON   SCHULTZ & JOAN SCHULTZ                                    -                  -              0.000%
DAVID R SCHULTZ & ROSEMARY A SCHULTZ J/T                          200                200             0.002%
ROBERT A SCHULTZ REV TRUST                                        300                300             0.002%
SALLY ANN SCHUTT                                                  100                100             0.001%
LEON SCHWARTZ & SHARON SCHWARTZ J/T                               100                100             0.001%
VICTOR F SCHWEER                                                  200                200             0.002%
CRAIG SCHWIENEBART                                                400                400             0.003%
JOHN J SCIESZINSKI & BRENDRA L SCIESZINSKI
J/T                                                               200                200             0.002%
ALICE A SCOTT                                                     200                200             0.002%
DAVE SCOTT                                                        100                100             0.001%

RANDY J SCOTT                                                    400                400             0.003%
DAVID I SCOTT & CAROLYN C SCOTT J/T                              200                200             0.002%
JEFFREY ALAN SCOTT & KIMBERLY ANN SCOTT
J/T                                                              100                100             0.001%
RONY C SEARS & SUSAN R SEARS J/T                                 500                500             0.004%
LARRY SEBETKA & KAY SEBETKA J/T                                  440                440             0.003%
HOWARD E SEELEY                                                  500                500             0.004%
LINDA SEGO                                                       400                400             0.003%
MARK D SEIVERT & MELISSA A SEIVERT J/T                           100                100             0.001%
ALLEN E SELLS                                                  1,000              1,000             0.008%
JERRY L SELOVER & EVELYN M SELOVER J/T                           100                100             0.001%
BETTY N SERAN                                                    800                800             0.006%
DAVID J SERAN                                                    100                100             0.001%
JOSEPH W SERAN & DAWN L SERAN J/T                                100                100             0.001%
WILLIAM B SEVENBERGEN JR & SUZANNE L SEVENBERGEN J/T             200                200             0.002%
J MILFORD SEVERAID                                               800                800             0.006%
JOANN M SEVERIN & JOHN F SEVERIN J/T                           1,000              1,000             0.008%
JEFFREY H SEVERSEIKE & LISA M SEVERSEIKE J/T                     400                400             0.003%
 SEVERSEIKE TRUCKING                                             400                400             0.003%
BRIAN L SEVERSON & MARION A SEVERSON J/T                         400                400             0.003%
STAN SEVERSON & ROXANN DITTME J/T                                300                300             0.002%
STAN SEVERSON & ROXANN DITTMER J/T                             1,200              1,200             0.009%
MARK I SEWARD & ADAM CLARKE SEWARD J/T                           200                200             0.002%
LYLE G SEYDEL                                                  1,000              1,000             0.008%
GREG SHAEFFER                                                    400                400             0.003%
ROSE A SHAFER                                                    100                100             0.001%
DALE A SHAFER & DEBORAH A SHAFER J/T                             100                100             0.001%
RICHARD E SHAFER & JANE K SHAFER J/T                             100                100             0.001%
NAOMA L SHAFFER & DANIEL F SHAFFER J/T                           100                100             0.001%
JOHN D SHAFFER & JANICE M SHAFFER J/T                            100                100             0.001%
DANIEL F SHAFFER & NAOMA L SHAFFER J/T                           100                100             0.001%
KENNETH A SHANDRI & BARBARA P SHANDRI J/T                        800                800             0.006%
OLIN L SHANE & KATHERINE J SHANE J/T                             200                200             0.002%
TIMOTHY A SHARP                                                  100                100             0.001%
DONALD D SHARP & JUDY L SHARP J/T                                100                100             0.001%
JERRY P SHARP & NANCY J SHARP J/T                                100                100             0.001%
SUSAN SHAY                                                       150                150             0.001%
RONALD D SHELLEY & MARLENE A SHELLEY J/T                         600                600             0.005%
BILLIE SHELTON                                                   100                100             0.001%
HELEN L SHELTON                                                  100                100             0.001%
DAVID D SHEPARD & TRUDY M SHEPARD J/T                            200                200             0.002%
MARY S SHERMAN                                                   800                800             0.006%
MARGARET MARY SHOLAR                                             400                400             0.003%
BEN SHOLAR & MAGGIE SHOLAR J/T                                   500                500             0.004%
BEN SHOLAR & MARGARET SHOLAR J/T                                 700                700             0.005%
DANIEL R SHOLD & SUZANNE J SHOLD J/T                             100                100             0.001%
TINDAL SHOLTZ & LEE ANN SHOLTZ J/T                               100                100             0.001%
TINDAL WILBUR SHOLTZ & LEE ANN SHOLTZ J/T                        100                100             0.001%
CHARLES M SHORE & RUTH M SHORE J/T                               100                100             0.001%
ROLLINS M SHORT & ELEANOR M SHORT J/T                          1,200              1,200             0.009%

RPBERT LEON SHOUP & MARGARET HELEN SHOUP J/T                     200                200             0.002%
JOHN W SHOUP & MARGARET SHOUP J/T                                100                100             0.001%
KELLY SHRYOCK & DAWN SCHEEL J/T                                  100                100             0.001%
MARY B SIEBLER & ALVIN E SIEBLER J/T                             200                200             0.002%
GARY L SIEBURG                                                   100                100             0.001%
HAROLD T SIECK                                                   100                100             0.001%
TODD SIEFERT & PEGGY SIEFERT J/T                                 200                200             0.002%
HARRY F SILBHUGH & JANET K SILBHUGH J/T                          100                100             0.001%
LYNN EDWARD SILVER & KRISTA ANN SILVER J/T                       100                100             0.001%
DOUGLAS SIMMONS & PAMELA SIMMONS J/T                             200                200             0.002%
STEVE SIMMS & CINDY SIMMS J/T                                    100                100             0.001%
KENNETH P SIMON & DARLENE A SIMON J/T                            100                100             0.001%
JEFFREY SIMONEAU & MICHELLE L SIMONEAU J/T                       200                200             0.002%
LEONARD W SIMONS & MARY A SIMONS J/T                             300                300             0.002%
DAVID SIMPSON                                                    200                200             0.002%
ROGER A SIMPSON                                                1,000              1,000             0.008%
JOHN D SIMS                                                      200                200             0.002%
KAJ SINCLAIR                                                     100                100             0.001%
LARRY SINDT & JACKIE L SINDT J/T                                 100                100             0.001%
ALLEN SINDT & JULIA SINDT J/T                                    200                200             0.002%
FRANK B SINGER & BETTY W SINGER J/T                              600                600             0.005%
REGINA SINNOTT                                                   100                100             0.001%
SIOUXLAND INVESTMENT CHICKS                                      100                100             0.001%
DAN R SIPE                                                       200                200             0.002%
LINDA SIX                                                        200                200             0.002%
THOMAS L SIX & LINDA A SIX J/T                                   200                200             0.002%
JOSEPH E SKAFF & DIANA L SKAFF J/T                               200                200             0.002%
DOUGLAS W SKARIN                                               1,000              1,000             0.008%
ARDIS SKARTVEDT                                                  100                100             0.001%
BRIAN SKARTVEDT                                                  100                100             0.001%
JAMES NELSON SKARTVEDT                                           100                100             0.001%
KEVIN SKARTVEDT                                                  100                100             0.001%
WAYNE L SKARTVEDT & MARY R SKARTVEDT J/T                         100                100             0.001%
PAUL SKARTVEDT & SHANNON SKARTVEDT J/T                           100                100             0.001%
STEVEN M SKARTVEDT (KEVIN R SKARTVEDT)                           100                100             0.001%
CHARLES SKAUGSTAD JR                                           2,000              2,000             0.015%
C A SKAUGSTAD M D                                              2,000              2,000             0.015%
RICHARD SKINNER & DOROTHY SKINNER J/T                            100                100             0.001%
JOAN L SKOGLUND                                                  100                100             0.001%
JOHN SKUGLUND                                                    200                200             0.002%
LINDA SKWIERAWSKI                                                100                100             0.001%
JOHN P SLATTERY                                                1,000              1,000             0.008%
RYAN J SLATTERY                                                  500                500             0.004%
JERRY SLYKHUIS & MATTHEW SLYKHUIS J/T                            100                100             0.001%
MARY K SMAHAJ                                                     20                 20             0.000%
TOM SMART & MARY SMART J/T                                       100                100             0.001%
JAMIE G SMID & JENNY B SMID J/T                                  100                100             0.001%
BONNY SUE SMITH                                                  200                200             0.002%
DIANA L SMITH                                                    100                100             0.001%

DOREEN SMITH                                                     400                400             0.003%
GEORGE SMITH                                                     100                100             0.001%
JEREMY M SMITH                                                   200                200             0.002%
JERRY D SMITH                                                  2,000              2,000             0.015%
KENNETH G SMITH                                                  400                400             0.003%
MARY L SMITH                                                     500                500             0.004%
MICHAEL J SMITH                                                  100                100             0.001%
PATRICIA M SMITH                                                 100                100             0.001%
TREVOR L SMITH                                                   140                140             0.001%
MARK S SMITH & ANGELA D SMITH J/T                                300                300             0.002%
ROBERT J SMITH & CAROL R SMITH J/T                               100                100             0.001%
BEVERLY J SMITH & CHARLES L POWER J/T                            300                300             0.002%
STEPHEN S SMITH & DIXIE A SMITH J/T                              500                500             0.004%
RUSSELL H SMITH & GILDA L SMITH J/T                              100                100             0.001%
JEREMY L SMITH & GWENDOLYN M SMITH J/T                           100                100             0.001%
JEREMY L SMITH & GWENDOLYN SMITH J/T                             100                100             0.001%
RANDALL D SMITH & JASON L VAN FOSSON J/T                         100                100             0.001%
ROBERT SMITH & JEAN SMITH J/T                                    600                600             0.005%
KEITH ALLEN SMITH & JEANNIE MARIE SMITH J/T                      600                600             0.005%
KENNETH W SMITH & KIMBERLY A SMITH                               100                100             0.001%
DC SMITH & LUCILLE E SMITH J/T                                   200                200             0.002%
D C SMITH & LUCILLE E SMITH JTWROS                               200                200             0.002%
BENJAMIN SMITH & MICHELLE SMITH J/T                              100                100             0.001%
ROMAINE F SMITH & ROBERT DENZEL SMITH J/T                        200                200             0.002%
O  VERNON SMITH & ROBERTA L SMITH J/T                            200                200             0.002%
PAUL Q SMITH & SUSAN E Q'BRIEN-SMITH J/T                         300                300             0.002%
MARK D SMITH & SUSAN K SMITH J/T                                 400                400             0.003%
EILEEN B SMITH CLIFFORD L SMITH J/T                            1,000              1,000             0.008%
COLLIN DEE SMITH FBO KEITH ALLEN SMITH UGMA                      200                200             0.002%
ALLEN & MARCIA SMITH REVOCABLE TRUST DTD 4/27/2000               400                400             0.003%
BRUCE M SMTH                                                     100                100             0.001%
ROBERT M SMYTH                                                   100                100             0.001%
HEATHER KATHERINE SNYDER                                         100                100             0.001%
MARILYN C SNYDER                                                  70                 70             0.001%
MARK RICHARD SNYDER                                               10                 10             0.000%
MARY ROSE SNYDER                                                  10                 10             0.000%
MICHAEL JOSEPH SNYDER                                             10                 10             0.000%
ALLEN J SNYDER & KAREN S SNYDER J/T                            1,000              1,000             0.008%
WILLIAM C SOBEY & SHELLEY BETH SOBEY J/T                       1,000              1,000             0.008%
THOMAS J SOENEN                                                  200                200             0.002%
ROGER D SOGARD                                                   100                100             0.001%
THOMAS M SOHNER                                                  100                100             0.001%
PAT SOKOLL                                                       400                400             0.003%
ALAN HOWARD SOKOLOFF                                             200                200             0.002%
MCDOWELL & SONS LIME CO                                        2,000              2,000             0.015%
DEBRA J SOPPE & RONALD J SOPPE J/T                               100                100             0.001%
JOHN J SOULIS & DIXIE M SOULIS J/T                               200                200             0.002%
JAMI L SPAID                                                      10                 10             0.000%
JIM L SPAID                                                       20                 20             0.000%
RICHARD D SPAIN & PAMELA SUE SPAIN J/T                           100                100             0.001%

DIANA D SPARKS                                                   100                100             0.001%
JOHN SPENCER & EILEEN SPENCER J/T                                200                200             0.002%
NELS J SPEUAK                                                    100                100             0.001%
SCOTT O SPICER & PAT A SPICER J/T                                200                200             0.002%
LARRY G SPINA & ARLENE D SPINA J/T                               200                200             0.002%
RAGENE SPINDLER & DEL RINA SPINDLER J/T                          100                100             0.001%
RICHARD J SPORRER & SHARON A SPORRER J/T                         202                202             0.002%
DAVID H SPRING & JANETTE L SPRING J/T                            500                500             0.004%
ARNIS SPRINGIS & REGINA SPRINGIS J/T                             100                100             0.001%
JAMES W SPRY & NANCY D SPRY J/T                                  200                200             0.002%
DAVID J SQUIERS & LINDA E SQUIERS J/T                            100                100             0.001%
COLLEEN ANN STAGGS & ROBERT PAUL STAGGS CO TR OF THE
COLLEE                                                           200                200             0.002%
COLLEEN ANN STAGGS REV TR JULY 2, 1999                           100                100             0.001%
ROBERT PAUL STAGGS REV TR JULY 2, 1999                           100                100             0.001%
BETTY L STALEY & WILLIAM C STALEY J/T                            100                100             0.001%
DARYL STALL & DONNA STALL J/T                                    400                400             0.003%
BOB STAMMER & TINA STAMMER J/T                                   200                200             0.002%
LYNN A STAMP & BRIAN R STAMP J/T                                 100                100             0.001%
LYNN A STAMP & KELLY N STAMP                                     100                100             0.001%
LYNN A STAMP & KRISTIN M STAMP J/T                               100                100             0.001%
STEVEN C STAMP & LYNN A STAMP J/T                                200                200             0.002%
ALLAN STANDORF & SANDRA STANDORF J/T                             500                500             0.004%
TODD STANDORF & WENDY STANDORF J/T                               200                200             0.002%
RAY STANGELAND                                                   100                100             0.001%
LESTER STANGELAND & MARGARET STANGELAND J/T                      200                200             0.002%
DAVID N STANGER & JULIE A STANGER J/T                            100                100             0.001%
LARRY E STANTON & PATRICIA L STANTON J/T                         200                200             0.002%
ALAN F STAPLES & JUDY M STAPLES J/T                              100                100             0.001%
ALAN STAPLES & JUDY STAPLES J/T                                  200                200             0.002%
TERRY L STEDING & THERESA M STEDING J/T                        1,000              1,000             0.008%
WILLIAM A STEEL & FLORENCE STEEL J/T                             200                200             0.002%
JODY W STEELMAN & SHARON L STEELMAN J/T                          200                200             0.002%
JODY STEELMAN & SHARON STEELMAN J/T                              200                200             0.002%
JIM STEFFENSMEIER & CAROLYN STEFFENSMEIER J/T                    100                100             0.001%
STEVE J STEFFENSMEIER & PATRICIA J STEFFENSMEIER J/T             100                100             0.001%
FRANCIS J STEHLIK                                                100                100             0.001%
ROBERT J STEINBACH & KATHY J STEINBACK J/T                       100                100             0.001%
ROBERT J STEINER                                                 100                100             0.001%
CHARLES W STEINFELDT & MARJORIE STEINFELDT J/T                   500                500             0.004%
MATTHEW W STEITZER & JULIE C STEITZER J/T                        100                100             0.001%
NICHOLAS T STELTER                                               100                100             0.001%
MARK STELTER & JENNIFER STELTER J/T                              500                500             0.004%
PAUL WILLIAM STENDER                                             100                100             0.001%
SCOTT ALLEN STENSLAND                                            120                120             0.001%
ROBERT A STENSLAND & APRIL K STENSLAND J/T                       100                100             0.001%
GRAIG STENSLAND & KAREN J STENSLAND J/T                          116                116             0.001%
RUSSEL STENSLAND & MARJORIE EA STENSLAND J/T                     200                200             0.002%

STEVE STEPHAN                                                    300                300             0.002%
JACOB R STERNBERG & LEIGH A ROLLINS J/T                          100                100             0.001%
RICK I STERNBERG & MARSHA M STERNBERG J/T                        100                100             0.001%
EVERETTE E STERNS JR & CORINNE S STERNS J/T                      200                200             0.002%
MARK STEWART                                                     200                200             0.002%
LARRY J STIENBLOCK & ELIZABETH A STIENBLOCK J/T                  100                100             0.001%
IVAN STIENSTRA & ALMA LOIS STIENSTRA J/T                         200                200             0.002%
BRIAN K STILLE & KARLA J STILLE J/T                              200                200             0.002%
BRIAN STILLE & KARLA STILLE J/T                                  100                100             0.001%
DALE E STILLE & KATHERYN A STILLE J/T                            100                100             0.001%
L WILLIAM STILLE & MAXINE R STILLE J/T                           100                100             0.001%
WESLEY STILLER & CAROLYN STILLER J/T                             100                100             0.001%
KEN STOCK                                                      1,200              1,200             0.009%
 STOCK BUSTERS INVESTMENT CLUB                                   100                100             0.001%
KEILY ANN STOCKDALE                                              100                100             0.001%
KEITH A STOCKDALE                                                100                100             0.001%
LEVI GRANT STOCKDALE                                             100                100             0.001%
THOMAS R STOCKMAN                                                200                200             0.002%
FRED STOEKER                                                     400                400             0.003%
ERNEST L STOERMER & JANICE L STOERMER J/T                        400                400             0.003%
BRUCE STOFFERAN                                                  200                200             0.002%
WALTER E STOHLGREN                                               400                400             0.003%
FRANCES J STOHLGREN FAMILY TRUST JUNE 23, 1992                   600                600             0.005%
JANET G STOKESBARY                                               300                300             0.002%
PAMELA A STOLEE & MARCUS S STOLEE J/T                            100                100             0.001%
DUANE D STOLL & BETTY J STOLL J/T                                200                200             0.002%
C R STOLTENOW & SANDRA J STOLTENOW J/T                           200                200             0.002%
JAMES D STONE                                                    200                200             0.002%
LARRY A STONE & MARGARET J STONE T I C                         1,000              1,000             0.008%
MATTHEW STONE FBO LARRY STONE CUST                               100                100             0.001%
PAUL R STONER & ESTHER STONER J/T                                200                200             0.002%
JASON P STORJOHANN                                               100                100             0.001%
JULIE M STORJOHANN                                               100                100             0.001%
TRAVIS STORM                                                     200                200             0.002%
RALPH STORM & SUSAN STORM J/T                                  1,800              1,800             0.014%
 STORM FLYING SERVICE                                          2,000              2,000             0.015%
IRENE A STOUT REV LIV TR STS 1/25/95                             100                100             0.001%
CHARLES P STOVER & MARILYN M STOVER J/T                          200                200             0.002%
OLIN STRAIT                                                      200                200             0.002%
WILLIAM K STRANGE & CECILE A STRANGE J/T                         100                100             0.001%
MATT STRASSER & JESSICA STRASSER J/T                             100                100             0.001%
DENNIS A STRAUBE & CYNTHIS J STRAUBE J/T                         100                100             0.001%
DENNIS STRAUBE & CYNTHIS STRAUBE J/T                             300                300             0.002%
NICHOLAS STREFF                                                  100                100             0.001%
RICHARD R STREIT & BARBARA ZOELLER J/T                           400                400             0.003%
GAYLE V STRICKLER JR & LOIS E STRICKLER J/T                      500                500             0.004%
DAVID STROCK & SUSAN KAY STROCK J/T                              200                200             0.002%
JEAN A STROTTMANN                                                200                200             0.002%
M PAUL STROTTMANN                                              1,000              1,000             0.008%
ROBERT A STRUBLE & KATHLEEN M STRUBLE J/T                        100                100             0.001%

RICHARD L STRUBLE & PAT STRUBLE J/T                              100                100             0.001%
JEFFREY F STRUBLE & SHERRIE R STRUBLE J/T                        100                100             0.001%
TIMOTHY J STRUCK                                                 100                100             0.001%
SHARON K STRUTZENBERG                                            100                100             0.001%
MATTHEW STUART                                                   220                220             0.002%
REECE STUART lll                                               1,000              1,000             0.008%
JAMES DALE STUCKER & ANNA SUE STUCKER J/T                        100                100             0.001%
SCOTT STUECKRADT                                                 260                260             0.002%
MICHAEL STUECKRADT & ANN WALSH-STUECKRADT J/T                    150                150             0.001%
STEVE STUECKRADT & ELEANOR STUECKRADT J/T                        100                100             0.001%
EARL STUPP & JOYCE STUPP J/T                                     100                100             0.001%
DOUGLAS L STURTZ                                                 200                200             0.002%
SHIRLEEN STURTZ & DOUGLAS STURTZ J/T                             200                200             0.002%
BRIAN S STURTZ & TERRY J STURTZ & MICHAEL D STURTZ &
JENNIFER K S                                                     200                200             0.002%
DAVID D STURTZ & NORMA JOAN STURTZ J/T                           200                200             0.002%
LAURA SUKRAW                                                     300                300             0.002%
DENNIS SULT                                                    2,000              2,000             0.015%
DENNIS L SULT                                                  2,000              2,000             0.015%
KATHY ANN SURBRUGG                                                50                 50             0.000%
PAUL D SUTHERLAND                                              1,000              1,000             0.008%
JAMES A SUTTON                                                   100                100             0.001%
JAMES SWAN                                                       100                100             0.001%
JAMES L SWAN                                                   2,000              2,000             0.015%
VANCE E SWANBERG & MARIBETH J SWANBERG J/T                       100                100             0.001%
KENNETH A SWANEY & BETTY A SWANEY J/T                            200                200             0.002%
JOHN SWARTZ & JUDITH SWARTZ REV TR 04/27/94                      400                400             0.003%
JOHN SWARTZ & JUDITH SWARTZ REV TR DTD APRIL 27                  400                400             0.003%
TONY A SWARTZENDRUBER                                            200                200             0.002%
RICHARD SWASAND & MARY SWASAND REV TTEE                          300                300             0.002%
DONALD SWEDBERG & MARJORIE SWEDBERG J/T                          400                400             0.003%
DALE SWENSON                                                     200                200             0.002%
ROBERT S SWENSON & PAMELA L SWENSON J/T                        1,000              1,000             0.008%
EDWARD D SWINGER                                                 100                100             0.001%
TIM SYLVESTER & MINDY SYLVESTER J/T                              200                200             0.002%
CHRISTIAN SYLVESTER & REGAN SYLVESTER J/T                        100                100             0.001%
 SYLVESTER ENTERPRISES INC                                       200                200             0.002%
MICHAEL SYNDERGAARD & JODY SYNDERGAARD J/T                       100                100             0.001%
KEVIN SYVERSON & MARSHA SYVERSON J/T                             200                200             0.002%
CHESTER TABER & GERTRUDE TABER J/T                               200                200             0.002%
RICHARD C TAFT & TRISH R TAFT J/T                                400                400             0.003%
RICHARD TAFT & TRISH TAFT J/T                                    300                300             0.002%
RICHARD G TAIT JR                                                200                200             0.002%
MARK TAKES                                                       300                300             0.002%

JOSEPH R TAMSE                                                   500                500             0.004%
BONNIE TAYLOR                                                    100                100             0.001%
JEFF TAYLOR                                                    1,000              1,000             0.008%
RICHARD A TAYLOR & JUDITH A TAYLOR J/T                           200                200             0.002%
KIRT D TAYLOR & RITA J TAYLOR J/T                                100                100             0.001%
 TEAM DODGE INVESTMENT CLUB                                      100                100             0.001%
THOMPSON L TEASDALE & MARJORIE J TEASDALE J/T                    200                200             0.002%
THOMPSON L TEASDALE & MARJORIE TEASDALE J/T                      200                200             0.002%
RODNEY D TEEGARDEN                                               100                100             0.001%
HARRIET J TEGTMEIER                                              200                200             0.002%
WALTER G TEGTMEIER                                               100                100             0.001%
JANE F TEICH                                                     200                200             0.002%
VICTORIA TELFORD & NEAL TELFORD J/T                              100                100             0.001%
STEPHEN J TEMPEL                                                 200                200             0.002%
MELVIN R TEMPLE SR & DONNA L TEMPLE J/T                          100                100             0.001%
 TEN BUCKS PARTNERSHIP                                           200                200             0.002%
MARK A TERPSTRA                                                  200                200             0.002%
BOB E TERRY & CRAIG ALLEN TERRY J/T                              100                100             0.001%
BOB E TERRY & KATHY L TERRY J/T                                  300                300             0.002%
CECIL S TESDAHL & JEAN L TESDAHL J/T                             100                100             0.001%
GEORGE W THARP & CAROLINE ANN THARP J/T                          100                100             0.001%
CAROLINE ANN THARP & GEORGE W THARP J/T                          100                100             0.001%
MICHAEL THEDE & MARCIA MURTY J/T                                 175                175             0.001%
MERLIN E THEIS                                                   300                300             0.002%
GARY M THELEN                                                    200                200             0.002%
STEVEN THELKE                                                    100                100             0.001%
DONALD F THELKE & AUDREY A THELKE J/T                            200                200             0.002%
JAMES L THEYER & CHERYL D THAYER J/T                             100                100             0.001%
DAVID R THIELEKE                                                 300                300             0.002%
ALBERTA THIEN                                                    100                100             0.001%
BRUCE THIES & LAURA THIES J/T                                    400                400             0.003%
JAMES G THOLKES & CAROL C THOLKES REV TR 2/10/92                 100                100             0.001%
JEFFREY L THOMAS                                                 100                100             0.001%
KEVIN D THOMAS & DARLA J THOMAS J/T                              100                100             0.001%
ALAN L THOMPSON                                                  400                400             0.003%
JEREMY THOMPSON                                                  100                100             0.001%
MERLYN E THOMPSON                                                 20                 20             0.000%
RICK THOMPSON                                                    100                100             0.001%
TERRY L THOMPSON                                                 400                400             0.003%
RAYMOND A THOMPSON & ELEANOR M THOMPSON J/T                      200                200             0.002%
RICHARD H THOMPSON & ESTHER R THOMPSON J/T                       200                200             0.002%
CECIL J THOMPSON & ILENE E THOMPSON J/T                          400                400             0.003%
MARVIN K THOMPSON & JANET L THOMPSON J/T                         100                100             0.001%
WILLIAM THOMPSON & REBECCA THOMPSON J/T                          300                300             0.002%
CLYDE R THOMPSON & SANDRA M THOMPSON J/T                         400                400             0.003%
PHILIP M THOMPSON & SUSAN L THOMPSON J/T                         100                100             0.001%
HARVEY O THOMPSON JR                                             200                200             0.002%

DENNIS E THORNBURG                                               100                100             0.001%
DON E THORNBURG & JOYCE E THORNBURG J/T                          200                200             0.002%
JOHN A THRAILKILL                                                600                600             0.005%
LEW W THROSSEL                                                 1,000              1,000             0.008%
JAMES G TIBBOTT                                                  550                550             0.004%
LUKE J TIBBS & LISA J TIBBS J/T                                  200                200             0.002%
JOHN TICHY & MARILYN TICHY J/T                                   200                200             0.002%
NOELLE TICHY & TYLER TICHY J/T                                   100                100             0.001%
LEE C TIDRICK & TERI L TIDRICK J/T                               500                500             0.004%
KENNETH TIETJE & DEBORAH TIETJE J/T                              100                100             0.001%
 TKODEBT PARTNERSHIP                                           1,600              1,600             0.012%
 TKODERT PARTNERSHIP                                             600                600             0.005%
JAMES D TODD & DEBORA L TODD J/T                                 100                100             0.001%
DAVE TOFT                                                        100                100             0.001%
LOUIS S TOMASIEWICZ & SHIRLEY L TOMASIEWICZ J/T                  200                200             0.002%
ALLEN R TOMASZEK & MARGARET L TOMASZEK J/T                       300                300             0.002%
 TONICO LLC                                                    2,500              2,500             0.019%
JOHN TOOMSEN & GRACE TOOMSEN J/T                                 400                400             0.003%
ANNE TOPP                                                        200                200             0.002%
CALVIN TOPP                                                      300                300             0.002%
JAY TOPP                                                         500                500             0.004%
JON TOPP                                                         400                400             0.003%
KARENE M TOPP                                                    400                400             0.003%
MATT B TOPP                                                    1,000              1,000             0.008%
RAYNOLD TOPP                                                     500                500             0.004%
SUE TOPP                                                         200                200             0.002%
WILLIAM H TOPP                                                   400                400             0.003%
JACK L TOPP & CARRIE L TOPP J/T                                  150                150             0.001%
STEVEN D TOPP & STACEY L JACOBSON J/T                            100                100             0.001%
 TOPP OF IOWA                                                    100                100             0.001%
MARK TOPPIN & JOANNE TOPPIN J/T                                  100                100             0.001%
ALBERT TORDOFF & CHERLY TORDOFF J/T                              100                100             0.001%
STEVEN E TORGERSON & JOANN R TORGERSON J/T                       100                100             0.001%
STEVE TORNQUIST                                                  100                100             0.001%
STEPHEN H TOST & DIANE R TOST J/T                                400                400             0.003%
 TOURS INC                                                       400                400             0.003%
TIM TRACY & LAURA TRACY J/T                                      500                500             0.004%
LEONARD TRANBARGER & JANICE TRANBARGER J/T                       400                400             0.003%
DENNIS G TRENARY                                                 200                200             0.002%
RONALD L TRENARY & JOAN M TRENARY J/T                            100                100             0.001%
RONALD TRENARY & KRISTINE TRENARY J/T                            100                100             0.001%
DENNIS G TRENARY & MARY TRENARY J/T                              200                200             0.002%
MICHAEL E TRICARICO & JOYCE M TRICARICO J/T                      100                100             0.001%
JERRY J TRITTIEN                                               1,000              1,000             0.008%
LYLE J TROESTER & BONNIE A TROESTER J/T                          100                100             0.001%
L DENNIS TROLLOPE & JOYCE TROLLOPE J/T                           400                400             0.003%
MARTA T TROUT                                                    100                100             0.001%
SCOTT J TROW                                                     100                100             0.001%

DAVID L TRUITT & DEBRA J TRUITT J/T                              100                100             0.001%
DAVE TRUSHCHEFF & CATHY TRUSHCHEFF J/T                           200                200             0.002%
JULIE TRYTTEN & RICHARD A TRYTTEN J/T                            200                200             0.002%
 TS INVESTMENTS L L C                                            400                400             0.003%
LOREN TUNGESVICK                                                 100                100             0.001%
KIA M TUNGESVIK                                                  100                100             0.001%
MARY JO TUNGESVIK & LOREN R TUNGESVIK J/T                        100                100             0.001%
LOREN R TUNGESVIK & MARY JO TUNGESVIK J/T                      2,000              2,000             0.015%
SCOTT A TUNIS & BARBARA L TUNIS J/T                              100                100             0.001%
LUELLEN S TUREK                                                  140                140             0.001%
JOHN ALLAN TURNER                                                100                100             0.001%
KATHLEEN JO TURNER                                               260                260             0.002%
DAVID A TURNER & DEANNA TURNER J/T                               200                200             0.002%
LARRY TURNER & NANCY TURNER J/T                                  100                100             0.001%
PTER J TURSI & GERTRUDE TURSI J/T                                100                100             0.001%
GARY LEE TUXHORN                                                 200                200             0.002%
DONALD L TWEDT                                                   100                100             0.001%
KAREN J TWEDT                                                    100                100             0.001%
SIDNEY E TYLER & JANE C TYLER J/T                                100                100             0.001%
CHARLES E TYRREL                                               2,400              2,400             0.018%
ALVERN C TYSDAHL                                                 400                400             0.003%
CHAD TYSDAHL                                                     100                100             0.001%
TROY TYSDAHL                                                     100                100             0.001%
ALVERN TYSDAHL & BLAKE TYSDAHL J/T                               400                400             0.003%
CLARENCE TYSDAHL TR                                              200                200             0.002%
DALE UBBEN                                                       100                100             0.001%
MIRIAM UBBEN & DALE UBBEN J/T                                    200                200             0.002%
DALE UBBEN & LORI UBBEN J/T                                      100                100             0.001%
DALE UBBEN C/F MACY L UBBEN UTMA IA                              100                100             0.001%
PAUL B UBBEN SHARON A UBBEN PARTNERSHIP                          200                200             0.002%
EDGAR UHL                                                        100                100             0.001%
EVERETT UHRHAMMER                                                 50                 50             0.000%
JAMES J ULBRICH                                                  100                100             0.001%
KENNETH ULFERS                                                   400                400             0.003%
DONALD L UMPHRESS & KATHRYN A UMPHRESS J/T                       500                500             0.004%
GEORGE E UMSCHEID & THERESA A UMSCHEID J/T                       200                200             0.002%
CLEO E UNDERWOOD                                                 200                200             0.002%
MICHAEL L UNDERWOOD                                              100                100             0.001%
ANDREW UNSETH & ELAINE UNSETH J/T                                400                400             0.003%
NATHAN E UNSETH & RUTH J UNSETH J/T                              100                100             0.001%
NATHAN UNSETH & RUTH UNSETH J/T                                  100                100             0.001%
TODD D UPAH                                                      100                100             0.001%
TORI UPCHURCH                                                    100                100             0.001%
 US BANCORP PIPER JAFFRAY C/FBO LINDSAY R UPCHUR                 500                500             0.004%
 US BANCORP PIPER JAFFRAY INC                                    600                600             0.005%
DENNIS W USHER                                                   100                100             0.001%
JUDITH A USHER                                                   100                100             0.001%
STEVEN C USHER & ROSEMARY L USHER J/T                            100                100             0.001%

MATTHEW DAVID USHER & TINA MARIE USHER J/T                       200                200             0.002%
ELIZABETH VACCO                                                  100                100             0.001%
MARTIN J VACCO ll                                                100                100             0.001%
JAMES VAJGRT                                                   1,200              1,200             0.009%
ARVID L VALEN & D M VALEN J/T                                    200                200             0.002%
ARVID L VALEN & DM VALEN J/T                                     500                500             0.004%
LINDA J VALENTINE & MELVIN R VALENTINE J/T                       200                200             0.002%
VICTORIA ANN VALLEY                                              300                300             0.002%
JENNIFER VALONE                                                   10                 10             0.000%
NANCY R VALONE                                                    20                 20             0.000%
JAMESON R VALONE C/O SUSAN C FREYLACK CUST                        10                 10             0.000%
JORDON VALONE C/O SUSAN C FREYLACK CUST                           10                 10             0.000%
LEO VAN DE KROL & NELLIE VAN DE KROL TIC                         200                200             0.002%
ALVIN W VAN DEEST                                              1,800              1,800             0.014%
BENJAMIN J VAN DEEST                                           1,600              1,600             0.012%
KAMERON F VAN DEEST                                              400                400             0.003%
KIMBERLY W VAN DEEST                                             600                600             0.005%
KIPP L VAN DEEST                                               1,000              1,000             0.008%
MEL W  VAN DEEST                                                   -                  -             0.000%
RONALD JAMES VAN DEEST GENNEP & DORIS JANET VAN GENNEP J/T       200                200             0.002%
JACK VAN DUSSELDORP & ANGELA VAN DUSSELDORP J/T                  100                100             0.001%
LARRY VAN DYKE & CAROLYN VAN DYKE J/T                            200                200             0.002%
LEO VAN ELSWYK & RUTH VAN ELSWYK J/T                             200                200             0.002%
MARLYS J VAN EVERY                                                50                 50             0.000%
STEVEN J VAN GOOTHEM                                             100                100             0.001%
LINDA R VAN GORKOM                                               100                100             0.001%
DOUG VAN GORKOM & SUSAN VAN GORKOM J/T                           800                800             0.006%
CURTIS VAN GORP                                                  200                200             0.002%
BRIAN J VAN HAAFTEN                                              100                100             0.001%
MARINELLA VAN HAL & CORNELIUS VAN HAL J/T                        200                200             0.002%
LANCE VAN HAUEN                                                  100                100             0.001%
 VAN HAUEN AUTO & TRUCK INC                                      200                200             0.002%
LAWRENCE VAN HEUKELOM & LOIS VAN HEUKELOM J/T                    400                400             0.003%
DONALD D VAN HORN                                                400                400             0.003%
JERRY D VAN HORN & LISA A VAN HORN J/T                           100                100             0.001%
DENNIS VAN LANINGHAM & JUANITA VAN LANINGHAM J/T                 100                100             0.001%
DENNIS VAN METER & MAUREEN VAN MATER J/T                         100                100             0.001%
JUNE VAN OORT                                                    100                100             0.001%
JOSEPH H VAN OORT                                                100                100             0.001%
MIKE VAN OORT                                                    150                150             0.001%
NOLAN J VAN OTTERLOO JULIE B VAN OTTERLOO J/T                    100                100             0.001%
CHRIS VAN SCHEPEN                                                400                400             0.003%
DONALD L VANA & JUDY L VANA J/T                                  400                400             0.003%
MARK V VANDER SCHEL & NELLIE M VANDER SCHEL J/T                  500                500             0.004%

MARK W VANDER SCHEL & NELLIE M VANDER SCHEL J/T                  200                200             0.002%
MARK W VANDER SCHEL NELLIE M VANDER SCHEL J/T                    800                800             0.006%
RICHARD G VANDER WEL                                             100                100             0.001%
DENNIS J VANDERHEI & MARILYN J VANDERHEI J/T                     200                200             0.002%
JERRY VANDERHORST & TRACY VANDERHORST J/T                        100                100             0.001%
NORMA L VANDERLOO & VIRGIL P VANDERLOO J/T                       120                120             0.001%
THOMAS VANDERLOOP & CAROL VANDERLOOP J/T                         100                100             0.001%
HENRY G VANDERZYDEN & VERDA M VANDERZYDEN J/T                  1,200              1,200             0.009%
CINDY VANDUSSELDORP & LARRY VANDUSSELDORP J/T                    100                100             0.001%
MARLYS J VANEVERY                                                100                100             0.001%
WADE VANHAUEN & LAREE VANHAUEN                                 1,000              1,000             0.008%
DENNIS VANLANINGHAM & JUANITA VANLANINGHAM J/T                   100                100             0.001%
MATT VANPELT                                                     200                200             0.002%
CHARLES VANSICE & LINDA VANSICE J/T                              100                100             0.001%
LEONE D VARGASON & LYNN M VARGASON J/T                           200                200             0.002%
LARRY J VARLAND                                                  200                200             0.002%
THOMAS J VARNUM                                                  600                600             0.005%
GEORGE L VASS & ELSA J KAPLAN-VASS J/T                           300                300             0.002%
BRIAN T VAUGHAN & JOSHUA W KRUSE TIC                             100                100             0.001%
ROBERT L VAUGHAN & MORGAN SIERRA VAUGHAN J/T                     300                300             0.002%
JORDAN J VAUGHAN FBO JAN VAUGHAN CUST                            100                100             0.001%
LARRY VAUX                                                       800                800             0.006%
LARRY G VAUX                                                     200                200             0.002%
GARY VAVRICEK & CARLENE VAVRICEK J/T                             300                300             0.002%
RUFUS L VAWTER JR                                                100                100             0.001%
KERVIN VEASLEY                                                   100                100             0.001%
MITCHELL L VEDANE & MALCOM L VEDANE J/T                          100                100             0.001%
FLOYD W VEERMAN & MARTHA VEERMAN J/T                             200                200             0.002%
G MATTHEW VEON                                                   300                300             0.002%
MARTHA M VEON                                                    500                500             0.004%
MARK A VERGILII                                                  100                100             0.001%
ROBERT D VERNON & MARIAN K VERNON J/T                          3,000              3,000             0.023%
ABE J VIDAL                                                      300                300             0.002%
MELANIE K VIERKANDT                                              100                100             0.001%
MICHAEL VIERKANDT                                                100                100             0.001%
KEVIN VIERKANDT & DONNA VIERKANDT J/T                            400                400             0.003%
STEVEN J VITIRITTO & SHEILA J VITIRITTO J/T                      200                200             0.002%
GARY VOLKERT                                                     600                600             0.005%
MARCUS L VOSBURGH                                                100                100             0.001%
JERRY F VOSS & JO ANN M VOSS J/T                                 200                200             0.002%
MICHAEL D WADE                                                   100                100             0.001%
KATHERINE ANN WADLE                                              100                100             0.001%
KEVIN J WADLE                                                    400                400             0.003%
JUDITH W WAGNER                                                  300                300             0.002%

TINA LOUISE WAGNER                                               100                100             0.001%
ARTHUR P WAGNER & FLORENCE I WAGNER J/T                          100                100             0.001%
ROBERT W WAGNER & JULIANNE M WAGNER J/T                          100                100             0.001%
MELINDA WAGONER                                                  400                400             0.003%
CHARLES F WAGONER SR & STEVEN E WAGONER J/T                      120                120             0.001%
SCOTT A WAHE                                                     100                100             0.001%
BILL L WAKEFIELD & PAULA J WAKEFIELD J/T                         200                200             0.002%
ROBERT G WALDO                                                   200                200             0.002%
JOHN J WALDRON & MARY ANNETTE WALDRON J/T                        500                500             0.004%
RONALD ALLEN WALINE                                              400                400             0.003%
CHARLES H WALKER                                                 100                100             0.001%
LOY B WALKER                                                     100                100             0.001%
MIKE WALKER                                                      300                300             0.002%
DOUGLAS K WALKER & ESTHER WALKER J/T                             200                200             0.002%
GROVER WALKER & FLORENCE WALKER J/T                              100                100             0.001%
H THOMAS WALKER & MIKIE S WALKER J/T                             400                400             0.003%
ARTHUR M WALL                                                    500                500             0.004%
TAMMY J WALL                                                      40                40              0.000%
LORI WALLACE & CALEB FEINE J/T                                   100                100             0.001%
GARY WALLACE & LORI WALLACE J/T                                  400                400             0.003%
WILLIAM J WALLJASPER & LAURA A WALLJASPER J/T                    200                200             0.002%
DWAYNE WALLUKAIT & LORNA WALLUKAIT J/T                           500                500             0.004%
R MICHAEL WALSH                                                1,000              1,000             0.008%
MARY ANN WALSH REV TR                                            200                200             0.002%
MARK A WALTER & CURT A BEAN TIC                                  200                200             0.002%
SCOTT W WALTON                                                   100                100             0.001%
TODD J WALTON                                                    400                400             0.003%
CHESTER D WARD                                                   100                100             0.001%
DANNY J WARD                                                     100                100             0.001%

JOSEPH C WARD                                                    100                100             0.001%
ROBERT J WARD & ROBERTA K WARD J/T                               200                200             0.002%
JEFF WARFORD & BETH WARFORD J/T                                  500                500             0.004%
GARRETT L WARNER                                                 100                100             0.001%
LON WARREN                                                       200                200             0.002%
STEPHEN E WARREN & ERLA J WARREN J/T                             100                100             0.001%
PETER J WASIELEWSKI                                              200                200             0.002%
MARGARET H WATKINS                                               100                100             0.001%
JOEL WATSON & JULIE WATSON J/T                                   100                100             0.001%
RICHARD E WATTERS & CAROL A WATTERS J/T                          400                400             0.003%
DUANE LOUIS WATTS                                                100                100             0.001%
DAVID M WAYTENICK & KAREN S WAYTENICK J/T                        200                200             0.002%
CRAIG E WEARMOUTH & SUSAN B WEARMOUTH J/T                        100                100             0.001%
GARY L WEBB                                                      100                100             0.001%
GREGORY S WEBB                                                   100                100             0.001%
STEPHEN D WEBB                                                   100                100             0.001%
KENNETH H WEBB & MARVEL P WEBB J/T                               200                200             0.002%
KENNETH WEBB & MARVEL WEBB J/T                                   200                200             0.002%
MRS HENRY A WEBBER                                             1,700              1,700             0.013%

DARWIN A WEBER                                                   100                100             0.001%
KENNETH E WEBER & ELEANOR J WEBER J/T                            100                100             0.001%
RICHARD A WEBER & JANET E WEBER J/T                              400                400             0.003%
JAMES E WEBER & LINDA M WEBER J/T                                400                400             0.003%
WARREN WEBER & MARILYN WEBER J/T                                 200                200             0.002%
RAYMOND B WEE & JANET M WEE                                      200                200             0.002%
JON WEEKS                                                        100                100             0.001%
MARLENE R WEEKS                                                  100                100             0.001%
TIM WEIDAUER & CAROL WEIDAUER J/T                                600                600             0.005%
DRU WEIDNER                                                      100                100             0.001%
GAYLE WEIDNER                                                    100                100             0.001%
KENNETH E WEINRICH & RUTH WEINRICH J/T                           200                200             0.002%
DENNIS WEINSCHENK                                                100                100             0.001%
OMER J WEINTRAUT & CAROLYN J WEINTRAUT J/T                       100                100             0.001%
CINDY H WEISS                                                    100                100             0.001%
RICK T WEISS                                                     200                200             0.002%
JEREMY JON WELCH                                                 120                120             0.001%
LORI J WELCH                                                     100                100             0.001%
JERRY A WELLS & CAROL WELLS J/T                                 2,000              2,000            0.015%
CYNTHIA L WELLS & EARL R WELLS J/T                               100                100             0.001%
BRADLEY W WELP & JANA S WELP J/T                                 100                100             0.001%
HOLDEN E WELSH                                                   700                700             0.005%
ALAN WELTER                                                      100                100             0.001%
DANIEL WELTER                                                    200                200             0.002%
LES WELTER                                                       300                300             0.002%
JAMES J WELTER & DENISE M WELTER J/T                             200                200             0.002%
JOHN WELTER & TAMI WELTER J/T                                    100                100             0.001%
PAUL D WENTE                                                     400                400             0.003%
YVONNE M WENTE                                                   400                400             0.003%
CALVIN E WERKMAN                                                  40                40              0.000%
DENNIS S WERMAGER & STEVEN L WERMAGER J/T                        100                100             0.001%
FREDERICK J WESSELS & MARY A WESSELS J/T                         200                200             0.002%
LADD WESSELS & MARY LEE WESSELS J/T                              200                200             0.002%
FRANK M WESSLING                                                 200                200             0.002%
DAVID WEST                                                      4,000              4,000            0.030%
KATHERYN A WEST                                                  100                100             0.001%
DENNIS M WEST & ELAINE R WEST J/T                                200                200             0.002%
CHARLES WEST & MARY ELLEN WEST J/T                               200                200             0.002%
PHILIP P WEST & SHAWN L WEST J/T                                 200                200             0.002%
PHILIP P WEST & SHAWNNL WEST J/T                                 200                200             0.002%
SHANNON J WESTBROOK & KEVIN R BANKS TIC                          100                100             0.001%
ROD WESTENBROECK & CAROL WESTENBROECK J/T                        200                200             0.002%
ELIZABETH WESTERCAMP                                             100                100             0.001%
JOHN WESTERCAMP                                                  100                100             0.001%
PENNY L WESTERN                                                  200                200             0.002%
HANNA B WESTON & CHARLES H NADLER J/T                            100                100             0.001%
JAMES F WESTPHAL & ELAINE R WESTPHAL J/T                         400                400             0.003%
MARK WESTRUM                                                     100                100             0.001%
ROBERT L WESTRUM & JANET L WESTRUM J/T                           500                500             0.004%
LEON L WHARFF & BEVERLY WHARFF J/T                               100                100             0.001%

JAMES T WHEELER & GINA WHEELER J/T                               100                100             0.001%
DAN WHEELER & JONIE L WHEELER J/T                                100                100             0.001%
DOULGAS WHEELER & KATHRYN WHEELER J/T                            100                100             0.001%
JASON WADE WHEELOCK                                              100                100             0.001%
G A WHETSTINE                                                    300                300             0.002%
GALE S WHITACRE                                                  300                300             0.002%
CHAD R WHITAKER                                                  100                100             0.001%
ROBERT D WHITAKER & CONNIE K WHITAKER TIC                        100                100             0.001%
KATHERINE R WHITE                                                100                100             0.001%
RICHARD L WHITE                                                  400                400             0.003%
LARRY D WHITE & JOAN C WHITE J/T                                 500                500             0.004%
JERRY WHITE & SANDRA WHITE J/T                                   100                100             0.001%
JEFF L WHITHAM & LAURY E WHITHAM J/T                            1,000              1,000            0.008%
LLOYD V WHITING & DEDEE A WHITING J/T                            150                150             0.001%
HUGH D WHITLATCH                                                 100                100             0.001%
ANTHONY WHITMORE & SUSANNE WHITMORE J/T                          100                100             0.001%
GLENN CRAIG WHITNEY                                              100                100             0.001%
ARTHUR WHITWORTH                                                 200                200             0.002%
ARTHUR B WHITWORTH                                               100                100             0.001%
THOMAS D WIARDA                                                  100                100             0.001%
TOM WIARDA & JEFF WIARDA J/T                                     200                200             0.002%
JOHN WIBHOLM                                                     200                200             0.002%
DANIEL R WICHHART & KRISTY A WICHHART J/T                       9,000              9,000            0.068%
DANIEL WICHHART & KRISTY WICHHART J/T                           1,000              1,000            0.008%
THOMAS J WICKHAM                                                 200                200             0.002%
CHAD C WICKS                                                    1,000              1,000            0.008%
STERLING E WICKS & DARLENE A WICKS J/T                           200                200             0.002%
MAVIS J WIDLUND                                                  200                200             0.002%
DOUG L WIERSON & PEGGY J WIERSON J/T                             100                100             0.001%
THOMAS G WIESE                                                   300                300             0.002%
ANNE L WIESNER                                                   200                200             0.002%
STEPHEN WILDEMAN                                                  50                50              0.000%
CHAD W WILE                                                      200                200             0.002%
GREGORY E WILKIE & KIMBERLY WILKIE J/T                          1,600              1,600            0.012%
KIM M WILKINSON & LYNNE M WILKINSON J/T                          200                200             0.002%
LAVERNE D WILL                                                   160                160             0.001%
ALAN A WILLE                                                     100                100             0.001%
JOHN WILLEMS                                                     300                300             0.002%
KENNETH B WILLEMS & BECKY WILLEMS J/T                            600                600             0.005%
DANIEL C WILLEMS & CHERRIE K WILLEMS J/T                         400                400             0.003%
JOHN ARTHUR WILLEMS & DANIEL CLARK WILLEMS J/T                   600                600             0.005%
ARTHUR L WILLEMS & JUDITH E WILLEMS J/T                          500                500             0.004%
ARTHUR WILLEMS & JUDITH WILLEMS J/T                              500                500             0.004%
RONALD V WILLEMS & LANETTE F WILLEMS J/T                        1,360              1,360            0.010%
JULIE WILLENBORG & DENNY WILLENBORG J/T                          200                200             0.002%
RORY WILLETT                                                     600                600             0.005%
BLAKE C WILLIAMS                                                 100                100             0.001%
CURTIS WILLIAMS                                                 1,300              1,300            0.010%
DOUGLAS C WILLIAMS                                               200                200             0.002%
JAMES WILLIAMS                                                   100                100             0.001%

KENNETH W WILLIAMS                                               200                200             0.002%
STEVEN C WILLIAMS                                                500                500             0.004%
PAUL L WILLIAMS & ALICE M WILLIAMS J/T                           100                100             0.001%
PAUL WILLIAMS & ALICE WILLIAMS J/T                               100                100             0.001%
ROLLAND G WILLIAMS & ARDEN R WILLIAMS J/T                        100                100             0.001%
CURTIS WILLIAMS & JAIME WILLIAMS  J/T                            100                100             0.001%
JAMES WILLIAMS & JERRY DEAN GRIFFIN J/T                          200                200             0.002%
CURTIS WILLIAMS & JESSICA WILLIAMS  J/T                          100                100             0.001%
CURTIS WILLIAMS & JILL WILLIAMS  J/T                             100                100             0.001%
SCOTT E WILLIAMS & MARLA K WILLIAMS J/T                          300                300             0.002%
MINDY A WILLIAMS & WAYNE L WILLIAMS J/T                          300                300             0.002%
 WILLIAMS ENTERPRISES LLP                                       1,000              1,000            0.008%
ELDON WILLIS                                                     200                200             0.002%
CAROLE RODBERG WILLIS, C OLSON, R RODBERG & JULIE
BIRKHOLZ &                                                       200                200             0.002%
DAVID JOHN WILLITS                                               200                200             0.002%
MARILYN MORRISON WILLITS                                        1,000              1,000            0.008%
THE WILLITTES REV LIVING TR  9/17/92                             400                400             0.003%
 WILMAR DEVELOPMENT CO                                           300                300             0.002%
DAVID WILSON                                                     300                300             0.002%
JASON WILSON                                                     150                150             0.001%
WADE A WILSON                                                   2,000              2,000            0.015%
RYAN ELLIOTT WILSON & AMBER LEE WILSON J/T                       100                100             0.001%
DAN WILSON & BILL GORMALLY J/T                                   100                100             0.001%
DAVID G WILSON & JENNIFER L WILSON J/T                           200                200             0.002%
DENNIS H WILSON & LORRI A WILSON J/T                             100                100             0.001%
WILLIAM D WILSON & PEGGY M WILSON J/T                            100                100             0.001%
CORY J WILTSE                                                    260                260             0.002%
BERNARD J WILWERDING & MARY E WILWERDING J/T                     200                200             0.002%
KARL WILZ TR DTD 7/24/95                                         600                600             0.005%
KEVIN WINCHELL                                                   100                100             0.001%
CONNIE L WINDERS                                                 100                100             0.001%
CARROLL L WINER & PAULINE Y WINER J/T                            400                400             0.003%
DONALD N WINGROVE                                                150                150             0.001%
GAIL WINKELPLECK                                                2,000              2,000            0.015%
BERNARD R WINKLER & ALICE J WINKLER J/T                          300                300             0.002%
RICHARD D WINTER & SHARON K WINTER J/T                           200                200             0.002%
RICHARD WINTER & SHARON WINTER J/T                               200                200             0.002%
GARY L WINTERHOF & KIM A WINTERHOF J/T                           100                100             0.001%
AARON WIRTH                                                      100                100             0.001%
PAUL L WIRTH & CARMEN C WIRTH J/T                                300                300             0.002%
PAUL L WIRTH & CARMEN WIRTH J/T                                  100                100             0.001%
JAMES L WISE & JEANINE A WISE J/T                                200                200             0.002%
ROBERT P WISE & MARY LEE WISE J/T                                400                400             0.003%
ERIK DAVID WISECUP                                               125                125             0.001%
ROBERT D WISSINK & RONDA R WISSINK J/T                           200                200             0.002%
JOHN P WITHHART & CAROL J WITHHART J/T                           200                200             0.002%
JAMES R WITHROW & JAMIE W WITHROW J/T                           1,000              1,000            0.008%
AFTON WITTICK                                                    100                100             0.001%
RHONDA WOLD                                                      100                100             0.001%

 WOLF CREED INVESTMENT CLUB                                      100                100             0.001%
JASON WOLFE                                                      600                600             0.005%
RYAN W WOLFE                                                     100                100             0.001%
WILLIAM  C WOLFE & LINDA C WOLFE J/T                             100                100             0.001%
LYLE R WOLFF & MARY R WOLFF J/T                                  400                400             0.003%
JOE WOLFGRAM & DOREEN WOLFGRAM J/T                               400                400             0.003%
JAMES L WOLKEN                                                   100                100             0.001%
CRAIG A WOOD & DOROTHY J WOOD J/T                               1,500              1,500            0.011%
STACIE A WOODS & BRYCE M  WOODS J/T                              300                300             0.002%
DAVID J WOODS & PAULETTE G WOODS J/T                             100                100             0.001%
DALE B WOODWARD                                                 1,500              1,500            0.011%
JOEL G WORTHINGTON & KAREN R WORTHINGTON J/T                     200                200             0.002%
BRIAN J WOSTER                                                   200                200             0.002%
CECIL G WRAGE                                                    100                100             0.001%
JOAN L WRIGHT                                                   1,000              1,000            0.008%
RICHARD L WRIGHT                                                2,400              2,400            0.018%
ROLAND M WRIGHT                                                  600                600             0.005%
JACK WRIGHT & DOROTHY WRIGHT J/T                                 500                500             0.004%
WILMA   WULKE                                                     -                  -              0.000%
WILMA L WULKE                                                    300                300             0.002%
KEVIN WYKLE                                                      200                200             0.002%
MURRAY WYKLE                                                     100                100             0.001%
WILMA J WYKLE                                                    200                200             0.002%
LINDA SUE WYMORE & JAMES FRANCES WYMORE J/T                      100                100             0.001%
JEFFREY J WYMORE & JULIE H WYMORE J/T                            200                200             0.002%
RANDY VAN WYNGARDEN                                              100                100             0.001%
RYAN CHARLES YAGER                                               120                120             0.001%
ALAN FENTON YAHNKE & MELISSA KAY YAHNKE J/T                      100                100             0.001%
JAMES A YANECEK & KAY L YANECEK J/T                              200                200             0.002%
ROBERT L YEAGER JR                                               300                300             0.002%
JOSEPH ANDREW YEDLIK                                             100                100             0.001%
MARY ANN YEDLIK                                                  100                100             0.001%
MICHAEL J YETMAR & KATHRYN R YETMAR J/T                          250                250             0.002%
TONG-UK YI & PATTI YI J/T                                        200                200             0.002%
DENNIS R YODER                                                   100                100             0.001%
BRIAN K YORK                                                     300                300             0.002%
JOHN H YOUNG                                                     500                500             0.004%
KENNETH D YOUNG                                                  100                100             0.001%
RUTH YOUNG                                                       100                100             0.001%
BRANDON E YOUNG & D LYNN YOUNG J/T                               100                100             0.001%
STEVE YOUNG & KARIE YOUNG J/T                                    100                100             0.001%
JACQUELYN K YOUNGQUIST & RUSSELL L YOUNGQUIST J/T                140                140             0.001%
ROGER ZAHRT & BEVERLY ZAHRT J/T                                  150                150             0.001%
KEVIN ZAHRT & PEGGY ZAHRT J/T                                    100                100             0.001%
DIRK M ZAISER                                                    200                200             0.002%
ARNHILD M ZAISER & DIRK M ZAISER & REX D ZAISER J/T              200                200             0.002%
EDWARD T ZALETEL & NANCY J ZALETEL TIC                           200                200             0.002%
STEVEN ROGER ZASTROW                                             300                300             0.002%

PATRICK S ZEDRICK & PAMELA G ZEDRICK J/T                         300                300             0.002%
JUDY L ZEGERS & MURRAY D ZEGERS J/T                              100                100             0.001%
ELDORA I ZEHRINGER                                              1,000              1,000            0.008%
ARLIN ZEVENBERGEN                                                400                400             0.003%
SHIRLEY C ZIEBELL & BRUCE A & STEVEN M ZIEBELL &
ANDREA L LA                                                      100                100             0.001%
MICHAEL W ZIMMERMAN & SHARON D ZIMMERMAN J/T                     200                200             0.002%
NANCY M ZIMMERMAN TR UA 8/18/99 NANCY ZIMMERMAN TR               100                100             0.001%
CORY J ZORN                                                      400                400             0.003%
VICTOR L ZORN MARY L ZORN J/T                                    200                200             0.002%
JANET A ZOSKE                                                    200                200             0.002%
RICHARD ANTHONY ZROSTLIK & JOANNE E ZROSTLIK J/T                 200                200             0.002%
RICHARD ANTHONY ZROSTLIK & JOANNE ELLEN ZROSTLIK J/T             200                200             0.002%
DARRELL E ZUBER & MARY JOVITA ZUBER J/T                          100                100             0.001%
ROGER M ZULEGER                                                  160                160             0.001%
RAYMOND ZUMMAK & ROSEMARY ZUMMAK J/T                             400                400             0.003%
Total for Category                                            1,508,908          1,508,908         11.425%

No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this prospectus with the offering covered by this prospectus. If given or made, such information or representation must not be relied upon as having been authorized by Mirenco. This prospectus does not constitute as an offer to sell, or a solicitation of an offer to buy, the common stock in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has not been any change in the facts set forth in this prospectus or in the affairs of Mirenco since the date hereof.



                               TABLE OF CONTENTS

Descriptive Title                                                          Page
-----------------                                                          ----
PROSPECTUS SUMMARY......................................................     4

SUMMARY FINANCIAL DATA..................................................     5

PRO FORMA FINANCIAL INFORMATION.........................................     5

RESCISSION OFFER........................................................     6

RISK FACTORS............................................................     7

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................    11

FIDUCIARY RESPONSIBILITY OF THE COMPANY'S MANAGEMENT....................    12

SELLING SHAREHOLDERS....................................................    13

APPLICATION OF PROCEEDS.................................................    14

CAPITALIZATION..........................................................    14

DESCRIPTION OF BUSINESS.................................................    14

SELECTED FINANCIAL DATA.................................................    27

MANAGEMENT'S DISCUSSION AND ANALYSIS OF

 FINANCIAL CONDITION AND RESULTS OF OPERATIONS..........................    28

CONCURRENT PUBLIC MARKET AND DIVIDEND POLICY............................    32

DESCRIPTION OF CAPITAL STOCK............................................    32

PLAN OF DISTRIBUTION....................................................    33

ERISA CONSIDERATIONS....................................................    34

LEGAL MATTERS...........................................................    34

EXPERTS.................................................................    34

AVAILABLE INFORMATION...................................................    34

APPENDIX I (FINANCIAL STATEMENTS).......................................   I-1

APPENDIX II (RESCISSION ELECTION FORM)..................................  II-1

                             2,154,684 Shares of
                                 Common Stock


                                MIRENCO, INC.


                                 PROSPECTUS


                               April ___, 2001


     Until May ____, 2001 (25 days after the date hereof), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a current copy of this prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 24.  Indemnification of Directors and Officers

          Reference is made to "Fiduciary Responsibility of Registrant's Management" and "Description of Capital Stock" contained in the Prospectus relating to the indemnification of Registrant's officers, directors, stockholders, employees and affiliates. The Registrant is prohibited from indemnifying its affiliates for liabilities resulting from violations or alleged violations of the Securities Act of 1933 or any state securities laws in connection with the issuance or sale of the Shares of common stock, except in the case of successful defense of an action in which such violations are alleged, and then only if a court approves such indemnification after being appraised of relevant regulatory positions on indemnification.

          Specifically, each director or officer of the Company will be indemnified by us against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the director or officer in connection with the defense or settlement of any threatened, pending or completed action, suit or proceeding; whether civil, criminal, administrative or investigative; in which he is involved by reason of the fact that he is or was a director or officer of the Company; such indemnification, of course, is conditioned upon such officer or director having acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. If, however, any threatened, pending or completed action, suit or proceeding is by or in the right of the Company, the director or officer shall not be indemnified in respect to any claim, issue or matter as to which he is adjudged to be liable to us unless a court determines otherwise.

          Moreover, the Certificate of Incorporation of the Company provides that no director of the Company shall be personally liable to us or any of our shareholders for monetary damages for any breach of fiduciary duty as a director, except with respect to: (i) any breach of the director's duty of loyalty to us or its shareholders; (ii) for acts or omissions that are not in good faith or involve intentional misconduct or a knowing violation of the law;
(iii) violation of the Iowa Uniform Securities Act; or (iv) for any transaction from which the director derived an improper personal benefit. In addition, such Certificate of Incorporation authorizes us to indemnify any person to the fullest extent permitted by the Iowa Code.


Item 25.  Other Expenses of Issuance and Distribution.*  ]

          The following table sets forth an itemized statement of all cash expenses in connection with the issuance and distribution of the securities being registered:

                 Securities and Exchange Commission     $  2,500.00

                 Printing and engraving expenses*       $ 10,000.00**

                 Legal fees and expenses                $ 0***

                 Accounting fees and expenses*          $ 25,000.00**

                 Blue sky fees and expenses             N/A

                 Miscellaneous*                         $2,500,000**
                                                        ------------

                 Total                                  $ 40,000.00
                                                          =========

* The offering expenses are expected to be the same irrespective of whether the 2,154,684 share maximum (or some lesser number) of shares are sold.

**        Estimated.

*** Legal fees have been prepaid. No additional cash expense will be incurred as a result of this registration.

                                    SB-2-1

Item 26.  Recent Sales of Unregistered Securities

          There has been no established trading market for the Registrant's common stock since its inception on February 21, 1997. As of July 31, 2000, Registrant had approximately 4,900 shareholders of record owning its 13,258,877 outstanding shares of common stock.

          On March 1, 1997, Registrant issued 9,000,000 shares (considering the effect of the 3:1 and 5:1 stock splits) of restricted common stock to Mr. Dwayne
L. Fosseen, Chairman, CEO and Treasurer of Registrant and record and beneficial owner of approximately 68.2% of Registrant's outstanding shares, in consideration and exchange for his services in connection with the organization of Registrant. Registrant claimed the exemption from registration in connection with such private placement offering provided under Section 4(2) of the Securities Act of 1933 and Rule 505 of Regulation D thereunder.

          From May 31, 1997 through April 30, 1998, Registrant issued and sold (at $.33 per share) an aggregate of 2,572,200 shares (considering the effect of the 3:1 and 5:1 stock splits) of common stock to 515 purchasers for consideration of cash and services totaling $857,400. No underwriter was employed in connection with the offering and sale of the shares. The Company claimed the exemption from registration in connection with its Small Corporation Offering Registration ("SCOR") offering provided under Section 3(b) of the Securities Act of 1933 and Rule 504 of Regulation D promulgated thereunder. The facts relied upon by the Registrant to make the (S)3(b) SCOR offering exemption available include the following: (i) the aggregate offering price for the offering of the shares of common stock did not exceed $1,000,000, less the aggregate offering price for all securities sold within the twelve months before the start of and during the offering of the shares in reliance on an exemption under Section 3(b), or in violation of Section 5(a) of the 1933 Act; (ii) no general solicitation or advertising was conducted by Registrant in connection with the offering of any of the shares; and (iii) the Registrant has not been since its inception (a) subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; (b) an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or (c) a development stage company that either has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person.

          During April 1999, Registrant issued and sold (at $1.00 per share) an aggregate of 58,600 shares (considering the effect of the 5:1 stock split) of common stock to three employees and one consultant of Registrant for services rendered totaling $58,000. No underwriter was employed in connection with the offer and sale of the shares. Registrant claimed the exemption from registration in connection with such private placement offering provided under
Section 4(2) of the Act and Rule 505 of Regulation D thereunder.

          During May through June 1999, Registrant issued and sold (at $5.00 per share) an aggregate of 66,979 shares of common stock to 192 purchasers for cash consideration totaling $334,895. No underwriter was employed in connection with the offer and sale of the shares. Registrant claimed the exemption from registration in connection with such private placement offering provided under
Section 4(2) of the Act and Rule 505 of Regulation D thereunder.

          From July 30, 1999 and continuing through July 30, 2000, Registrant offered at $5.00 per share, up to 2,000,000 shares to Iowa residents. No underwriter was employed in connection with such Iowa-Only Offering of shares. 1,561,248 shares of common stock were sold. Registrant claimed the exemption from registration in such intra-state offering provided by Section 3(a) (11) of the Securities Act of 1933. While (1) the shares were part of an issue registered, offered and sold only to residents of Iowa, (2) Registrant is incorporated in Iowa and (3) Registrant is doing business within Iowa, certain of our Iowa-Only Offering Shares were resold by Iowa residents to non-Iowa residents before "coming to rest" under (S) 3 (a) (11) and/or Rule 147's nine month standard. Accordingly, Registrant voluntarily elected to rescind the Iowa-Only Offering. Upon completion of this Rescission Offer, approximately 3.7% of the eligible Iowa-Only Offering Shareholders elected to rescind prior purchase of shares.

          Since inception, Registrant has periodically issued options and/or warrants to certain employees; affiliates and/or service providers:

     1. In December 1999, options to purchase 367,400 shares were issued to four original employees for past services at the split-adjusted exercise price of $0.29 per share, expiring on December 31, 2008.

     2. In June 1999, warrants to purchase 267,916 shares were issued to non-affiliated investors in bridge offering at $5.00 per share, expiring on June 15, 2002.

                                    SB-2-2

     3. In June 1999, options to purchase 100,000 shares were issued to J. Richard Relick, our Chief Operating Officer for past services at an exercise price of $4.25 per share, expiring on June 15, 2009.

     4. In November 1999, options to purchase 560,000 shares were issued to Wayne Allison, our President, and Darrell Jolley, our Chief Financial Officer at an exercise price of $5.00 per share, expiring on September 30, 2008 and vesting quarterly through September 30, 2003.

     5. In March 2000, warrants to purchase 30,000 shares were issued to Duncan, Blum & Associates, our securities counsel, in lieu of cash for services, at an exercise price of $0.01 per share, expiring on March 31, 2003.

     6. In March 2001, options to purchase 9,160 shares were issued to seven employees and/or consultants at an exercise price of $5.00 per share, expiring on March 31, 2010.

Registrant claimed the exemption from registration in connection with each of these private transactions provided under Section 4(2) of the Securities Act of 1933 and Rule 505 of Regulation D thereunder.

Item 27.  Index to Exhibits [drj to update]

(a)(1) Financial Statements -- Included in Prospectus: Independent Certified Public Accountants' Report.
   Balance Sheets as of December 31, 2000 and 1999.

   Statements of Operations for the years ended December 31, 2000 and 1999 and the period from February 21, 1997 (inception) to December 31, 2000.

   Statement of Changes in Stockholders' Equity for the period from February 21, 1997 (inception) through December 31, 2000.

   Statements of Cash Flows for the years ended December 31, 2000 and 1999 and the period from February 21, 1997 (inception) to December 31, 2000.

   Notes to Financial Statements.

(a)(2) Included Separately from Prospectus: Consent of Independent Public Accountants (see Exhibits below).

   Other than the Financial Data Schedule, no schedules are included for the reason that all required information is contained in the financial statements included in the Prospectus.

(c)  Exhibits:

   5.1  Opinion of Duncan & Blum
  10.1  Lease for land
  23.1  Consent of Counsel (Duncan, Blum & Associates).
  23.2  Consent of Auditors (Grant Thornton LLP).



                  [Balance of page intentionally left blank.]

                                    SB-2-3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Radcliffe, State of Iowa, on the 13th day of March, 2001.

                         Mirenco, Inc.

                         By: /s/ Dwayne W. Fosseen
                         -------------------------
                         Dwayne W. Fosseen, Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their respective capacity as officer and/or director of the Registrant on the date indicated.

     Signatures/Title                                            Date
     ----------------                                            ----

     /s/ Dwayne Fosseen                                          March 13, 2001
     ------------------
     Dwayne Fosseen, Chairman and Chief Executive Officer
     And  Treasurer

     /s/ J. Richard Relick                                       March 13, 2001
     ---------------------
     J. Richard Relick, Director and Chief Operating Officer
     and  Secretary

     /s/ Wayne Allison                                           March 13, 2001
     -----------------
     Wayne Allison, President

     /s/ Darrell R. Jolley                                       March 13, 2001
     ---------------------
     Darrell R. Jolley, Chief Financial Officer

     /s/ Don Williams                                            March 13, 2001
     ----------------
     Don Williams, Director

     /s/ Jerrold Handsaker                                       March 13, 2001
     ---------------------
     Jerrold Handsaker, Director

                                    SB-2-4